Variable Annuity Account

Semi-Annual Report                                              annuity aspects

June 30, 2000




[PHOTO]



                              [PHOTO]













                                                         Northwestern Mutual(TM)

#90-1776(07/00)

Baby Steps To A Financially Secure Future....................................1

Baby Boomers:
Pushing Back The Hands Of Time...............................................3

Northwestern Mutual Financial Network........................................5

Achieving A More Focused Life................................................6

The True Measure Of The Market...............................................7

The Time To Start Planning
For College Is Now...........................................................9



"Standard & Poor's(R)," "S&P(R)," "S&P MidCap 400 Index," "Standard & Poor's MidCap 400 Index," "S&P 500(R) Index" and "Standard & Poor's 500(R) Index" are trademarks of The McGraw-Hill Companies, Inc. and has been licensed for use by The Northwestern Mutual Life Insurance Company. The funds are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in these funds.

Annuity Aspects & the Semi-Annual Report are authorized for distribution only when preceded or accompanied by a current prospectus or offering circular for the Northwestern Mutual Select Variable Annuity. The variable annuity contract has limitations. Please read the prospectus or offering circular carefully before investing or sending money. The Northwestern Mutual Select Variable Annuity is sold through individuals who, in addition to being licensed life insurance agents of The Northwestern Mutual Life Insurance Company, are Registered Representatives of Northwestern Mutual Investment Services, LLC, a wholly-owned subsidiary of Northwestern Mutual Life, 720 East Wisconsin Avenue, Milwaukee, WI 53202(414)271-1444.

Frank Russell Company is a majority owned subsidiary of Northwestern Mutual.

Northwestern Mutual Investment Services, Inc. 720 East Wisconsin Avenue, Milwaukee, WI 53202(414)271-1444 Annuity Aspects(TM) 2000 Northwestern Mutual Life Insurance, Co.

www.northwesternmutual.com


Baby Steps

To A Financially Secure Future

If you are like most people, having a financially secure future is an important concern. Yet if given the chance, most of us spend our dollars as fast, if not faster, than we earn them. Ironically, a financially secure future is not always something money can buy - it's as much a state of mind as it is a dollar figure. A big part of this can be knowing that you are on the path to achieving your financial goals with some simple steps and follow-through.

[PHOTO]




01 ANNUITY ASPECTS                                            SEMI-ANNUAL REPORT

START WITH A PLAN

     Most successful endeavors start with a plan, and a financially secure future is no different. Start your plan by defining what it is you want and need to feel financially secure. When you picture your future, what do you see? An exciting retirement with lots of travel? Your son or daughter's appreciation for your contribution towards college tuition? Ample savings available to tap in case of emergency? Take the time to really think about the short-term and long-term goals that are most important to you and what it will take to achieve them financially, since this information will drive the rest of your plan.

     The next steps are choosing the vehicles you will use to accomplish your goals, and defining the amounts you need to start saving and investing. As you make these choices, it's important to know the difference between "savings" and "investments." Savings are funds you accumulate in liquid, low-volatility forms like CDs and money market accounts that you keep on hand for emergencies and short-term needs. In contrast, investments are funds you accumulate in higher-risk forms like mutual funds or stocks over the long term, and plan to use for long-term goals. People invest over the long term to get a higher return on their assets, and as a general rule, the higher the return, the higher the risk. However, putting all of your assets in a savings account over the long term is also risky. Inflation may grow at a faster rate than your savings, decreasing the value of your assets.

DEVELOP A BUDGET

     Once you've created your plan, develop a budget. Take
into account daily, weekly, monthly and annual expenses,
then average them out for a monthly living cost. Be sure to
include the contributions you need to make in order to reach
the goals you've set in your expenses. Many people are             [PHOTO]
surprised to find they are spending $1,000 or $1,500 a month more than they anticipated thanks to seasonal and annual expenses, and also the little expenses that add up. For example, that $1.50 cup of coffee you buy on your way to work each morning comes out to about $375 a year.

     After you've settled on your budget, stick to it. Make it a policy to pay yourself first, or in other words make contributions toward your goals each month before paying other expenses. Automatic payroll deductions from your paycheck to your retirement account and other investment accounts can help you save regularly.*

LOWER YOUR LIVING EXPENSES

     There are a number of ways you can lower your daily cost of living without lowering your standard of living. Try to avoid credit card debt by using a no-fee credit card and only charging what you can pay off each month. As you consider ways to trim your expenses, evaluate the short-term versus long-term savings.

PROJECT YOUR FAMILY & ASSETS

     Chances are your vision of a financially secure future includes your family, especially if you are the main or co-breadwinner for your household. You can increase your feeling of financial security by protecting your family and your assets through the purchase of insurance and making a will and an estate plan.

REVIEW YOUR PLAN ANNUALLY

     Finally, review your plan annually to make sure you are on track, adjusting your contributions and financial habits as necessary. Most people find that this process gets easier and faster every time they do it. And, it renews the peace of mind that comes with having a solid financial plan in place.

*No investment strategy can guarantee a profit. The investment return and the principal value of a variable fund will fluctuate so that the accumulation value at maturity or surrender may be more or less than the original cost.



ANNUITY ASPECTS                                            SEMI-ANNUAL REPORT 02

BABY BOOMERS:

Pushing Back The Hands Of Time

     As the oldest of the Baby Boomers nears a 55th birthday, and many more turn 50, don't expect to see many black balloons or hear "Over the Hill" jokes soon. This generation of 78 million has changed and reshaped every aspect of American life as it has matured, from popular culture and values to nationwide financial trends, and experts predict that retirement will be no different. Boomers have always held very negative perceptions about aging. However, now they have the social and financial influence, and the motivation, to change and improve what it means to grow old in our society. In all likelihood, our notions of retirement will get their own facelift in the coming years.

     For an example of this generation's impact, just take a look at today's workplace. The themes of empowerment, teamwork and fact-to-face, personal relationships so prevalent in the corporate world all emerged as Baby Boomers ascended high enough in the corporate ranks to wield corporate-wide influence, bringing their own values along.

     In his book BOBOS in Paradise: The New Upper Class and How They Got There, David Brooks credits Baby Boomers for an unprecedented period of business innovation and productivity, a result of their workaholic tendencies, creativity and willingness to break the rules. Americans outside of the Baby Boom generation have had to comply with these changes even if we don't buy into the accompanying attitudes and lifestyles.

     According to the Ken Dychtwald, author of best-selling books Age Power and Age Wave, Baby Boomers are a new breed of consumers whose wants, needs and buying habits will have a fundamental effect on the choice of products and services offered as they mature. Health care and financial services will continue to grow as Boomers' priorities shift to maintaining their health and financial security. Recreation industries will grow while durable goods shrink as businesses seek to capture the immense Baby Boomer market interested in purchasing experiences rather than things.

     Dychtwald believes this new breed of consumers will also affect the ways in which products and services are designed, packaged and sold. Security, safety and physical comfort will become key product attributes. In the coming years, we can expect to see larger print on road signs, pedestrian street lights that change more slowly, and more restaurant menu choices driven by age-related dietary restrictions.

     Within the financial industry, the effects of the Baby Boomers are already apparent. This generation has a very different concept of financial risk than earlier generations, driving their greater involvement in the stock market, and more aggressive investments. Their penchant for risk has also encouraged a profusion of market-oriented retirement and insurance products such as variable life insurance, annuities and mutual funds.

     In general, Boomers have saved less and taken on more personal debt than any generation before, leading to some estimates that more than half of the them will not be prepared for retirement. Other estimates indicate that most Boomers are financially secure, but have continually postponed their retirement planning.

     As Baby Boomers start looking toward retirement, more and more are turning to financial professionals for help in planning their financial futures. With 30-plus years of life left, Boomers are finding there are steps they can take now to get into good financial shape for retirement.


               Get started now. If you've procrastinated on retirement planning, the most important thing you can do is get moving now. It is a good time to evaluate your financial situation and see what it will take to make your retirement years, whenever they arrive, just as satisfying as your life today. If you are like many Boomers, you may be pleasantly surprised by the results.

  [PHOTO]

               Consider working longer. If, after your financial evaluation, you realize there is a shortfall in your retirement savings, there are a number of options you can consider to improve your retirement picture. According to a recent survey by the Employee Benefit Research Institute, 68% of people currently working plan to hold paying jobs after they reach retirement age. Reasons for this new trend range from a need for supplemental retirement income to a desire for continued challenge and involvement. This percentage will most likely climb higher thanks to a new law that provides full Social Security benefits for people over 65 regardless of their income level.



03 ANNUITY ASPECTS                                            SEMI-ANNUAL REPORT

                                 BY THE NUMBERS
                      BABY BOOMERS IMPACT OVER THE DECADES

At 78 million strong, the Baby Boomer generation has swept over our country like a wave, changing everything from our cultural values to the way we do business. Decade by decade, the Baby Boom generation has reshaped American life.

1940s and 50s

[PHOTO]
Even as they were being born, the Boomer generation was a force for change. Sales of baby food, toys and diapers skyrocketed. Civic construction soared as new elementary schools and hospitals were built to accommodate the growing population of children.

For the first time, children were recognized as a market in their own right, leading to a deluge of television shows and advertisements aimed at kids. As Baby Boomers moved into their early teen years, they became the first generation to spend significant amounts of their own money on products such as pimple cream and cosmetics.
[PHOTO]

[PHOTO]
1960s and 70s

The institutions of education and marriage changed significantly with the Baby Boomers. College completion levels rose to approximately 25% for both male and female Boomers, making Boomers better educated than any previous generation. At the same time, the percentage of young adults that married declined as Boomers chose to marry later in life, or not at all.
[PHOTO]

1980s and 90s
Boomers penchant for health had a direct affect on our lifestyles. Frozen yogurt, kiwi fruits, bottled water and oat products made the top 10 list of most-highly consumed foods, while items such as veal, whole milk, beef and eggs fell to the bottom of the list. Boomers created escalating markets for health clubs, home exercise equipment, dieting books and herbal supplements.
[PHOTO]

[PHOTO]
The New Millennium

Today Baby Boomers are reaching their 50s, changing traditional ideas about aging and retirement. Experts predict the financial, health and recreation/entertainment industries will continue to expand as Boomers move into their golden years of life.

[PHOTO]
Retirement or college tuition?

If you have children at or near college age, you may be caught in a dilemma-should you pay for college tuition or set aside funds for retirement? Experts advise choosing retirement over college since you can take out a loan for tuition, but not for your retirement. Explore some of the many creative ways to pay for school expenses, including scholarships, student loans, federal tax credits, and short and long term investments.

Build some healthy living habits

Like retirement planning, it's never too soon to build some healthy living habits. Getting back to the basics - a nutritious diet, regular exercise and enough sleep all go a long way toward reducing health care costs later in life. And, with good health, you can be sure to enjoy every minute of your retirement, whatever you choose to pursue.

Explore life, disability and long-term care insurance.

Your earning potential is one of your greatest assets, and it pays to protect it, especially if you plan to continue working past retirement age. A life insurance policy can be used to help pay estate taxes. Cash values may also be utilized as an additional source of income. If you have been in the working world for a while, chances are you already have disability insurance. Now is a good time to re-evaluate your policy, and consider whether supplemental disability insurance is necessary. If you don't have disability insurance, do some research into your options. If you plan to switch to a new job at retirement age, purchasing a portable policy through an insurance company may be a better idea than purchasing it through your current employer. You should also start exploring long-term care insurance now, while you are in good health.


ANNUITY ASPECTS                                           SEMI-ANNUAL REPORT 04

[PHOTO]

[LOGO]  NORTHWESTERN MUTUAL
        FINANCIAL NETWORK
        Expert Guidance, Innovative Solutions

     Northwestern Mutual has created a new identity for our sales force -- one that better reflects the full range of products and problem-solving capabilities we offer our clients. Starting now, you can expect to see and hear more about Northwestern Mutual Financial Network.

     Representatives of Northwestern Mutual Financial Network offer you expert guidance and exclusive access to life insurance products and an array of quality investment choices from Northwestern Mutual -- a top-rated company. Our Financial Representatives also bring to you the Network's knowledgeable group of financial specialists in areas including retirement planning, estate planning, investment services and business planning.

     At the heart of this great network stands Northwestern Mutual, the country's largest provider of individual life insurance. In FORTUNE's annual survey of executives, Northwestern Mutual has been identified as the "most admired" company in its industry for 17 years. The company has always received the highest possible financial ratings from the four major rating services:
Moody's, Standard & Poor's, Fitch (formerly Duff & Phelps), and A.M. Best
Company.

     Working as a team, our Financial Representatives and specialists help ensure that your needs are evaluated from every perspective. Their personalized approach can lead to innovative solutions that are right for you and those who depend on you.

Northwestern Mutual Financial Network identifies the sales and distribution arm of the Northwestern Mutual Life Insurance Company and its subsidiaries and affiliates.

Third party ratings are a measure of a company's relative financial strength and security, but are no reflection of the performance or stability of funds invested in a company's variable (non-fixed) funds.


05 ANNUITY ASPECTS                                           SEMI ANNUAL REPORT

June 30, 2000

SEMI-ANNUAL REPORT

[PHOTO]
NML Variable Annuity Account B

Nontax - Qualified Annuities
Individual Retirement Annuities
Roth IRAs
Simplified Employee Pension Plan IRAs
SIMPLE IRAs
Tax Deferred Annuities
457 Deferred Compensation Plan Annuities
Non-Transferable Annuities

NORTHWESTERN MUTUAL
SERIES FUND, INC. AND
RUSSELL INSURANCE FUNDS

The Northwestern Mutual
Life Insurance Company
720 East Wisconsin Avenue                        [LOGO] NORTHWESTERN MUTUAL
Milwaukee, WI 53202
(414) 271-1444

C ONTRACT OWNER PRIVILEGES

Free Transfers Among Portfolios
You can change your investment allocation or transfer values among the portfolios by calling the Northwestern Mutual Express line at 800-519-4665. Also, you can Mail or Fax the request forms to the Home Office for the same day changes.

Contract Owner Communications
Northwestern Mutual Express gives you 24-hour access to your contract. You receive Confirmation Statements on each transaction, VA Quarterly Summary Statements, and the Annuity Aspects Newsletter providing financial and annuity information.

Automatic Investment Plan
You can invest via the Electronic Funds Transfer (EFT) Plan. Your bank can transmit money safely and quickly from your bank checking or NOW account.

Automatic Dollar Cost Averaging Plan
Your money is automatically transferred from the Money Market Portfolio to any of the other 15 variable portfolios on a monthly or quarterly basis.

Portfolio Rebalancing
To help maintain your asset allocation plan percentage over time, this service will automatically readjust the asset allocations back to the desired specified percentages.

Interest Sweeps
The Interest Sweep service will automatically sweep or transfer interest earnings periodically from the Guaranteed Interest Fund to any of the 16 variable investment options.

Special Withdrawal Privilege
You can withdraw the lesser of 10% of the total contract value, or 100% of the contract earnings without a surrender charge, if the contract has at least a $10,000 balance, with money in a surrender category, beginning on the first contract anniversary.

 C ONTENTS

  Letter to Contract Owners                              1
  Economic Overview and Outlook                          2
  Series Fund Objectives and Schedule of Investments     3
    Small Cap Growth Stock Portfolio                     3
    Aggressive Growth Stock Portfolio                    6
    International Equity Portfolio                       9
    Index 400 Stock Portfolio                           12
    Growth Stock Portfolio                              18
    Growth and Income Stock Portfolio                   21
    Index 500 Stock Portfolio                           24
    Balanced Portfolio                                  31
    High Yield Bond Portfolio                           44
    Select Bond Portfolio                               49
    Money Market Portfolio                              55
  Performance Summary for Separate Accounts             58
  Statements of Assets and Liabilities                  62
  Statements of Operations                              64
  Statements of Changes in Net Assets                   66
  Financial Highlights                                  72
  Notes to Series Fund Financial Statements             78
  Account B Financial Statements                        81
    Notes to Account B Financial Statements             90
  Directors and Officers                                94
  The Russell Semi-Annual Report Starts After Page 94

Contents

L ETTER TO CONTRACT OWNERS    JULY 31, 2000

The first six months of 2000 were an interesting time to observe and participate in the economy and the stock and bond markets. As we entered the year, there was widespread concern about how the change to year 2000 dates would affect the computers that support our physical and economic infrastructure. Careful preparation appears to have paid off, as Y2K disruptions turned out to be essentially nonexistent. This good news, accompanied by continued strength in the economy and excitement about emerging technologies, sent equity markets to record high levels by late March. The euphoric bull market ended abruptly in April, when sharp drops in many technology stocks led the market downward. The broad market averages have since recovered, ending June very close to the levels at which they began the year, but shares of many newer technology companies sell at a fraction of former prices.

The performance of the stock market and the economy are closely related, and the recent drop in the market reflects real or perceived moderation in the economy. As the year progressed and the economy continued to expand rapidly, the Federal Reserve demonstrated concern about rising inflation with several interest rate increases, which were intended to slow economic growth. Although there are signs of slowing in some sectors of the economy, many of the forces that propelled earlier growth are still at work. Business investment, especially for technology, remains strong, and productivity continues to improve. Despite some weakness in interest-sensitive areas such as homes and automobiles, consumer spending and consumer confidence remain healthy.

We believe that there is valid concern that an overheated economy could ignite inflation. Certainly it is not realistic to expect the economy to continue growing at the rates above 5% recorded in the last quarter of 1999 and the first half of 2000. The advent of the "new economy" -- an investment-led, high-productivity expansion with less propensity for inflation -- does not mean that the United States will enjoy an eternal boom. Inflation and recession are real and present concerns, not things of the past.

In recent months, perhaps because of growing uncertainty about the economy, the stock market has become increasingly volatile. Along with this volatility has come evidence of a change in attitudes toward value and risk. A renewed appreciation of the value inherent in assets and current earnings seems to be developing, along with a realization that underperforming stocks of some solid companies offer considerable value.

As long-term investors dedicated to a thoughtful, analytical approach to selecting securities, we welcome this change. We continue to invest for the long term, and we urge our contract owners to take a long view, as well. We offer a range of investment choices to suit the needs of virtually any investor. One noteworthy aspect of the portfolios underlying our variable annuities is that even the most aggressive ones hold securities in a mix of industry groups. While participating in market sectors such as technology and telecommunications that seem to have especially attractive prospects, we have avoided the temptation to become dependent on any one industry group for performance, and we believe that this approach will continue to temper the volatility of these portfolios.

If you have been reading these reports for some time, you will recall that we have stated consistently that the 20%-plus returns the equity market has provided over the last three years are extraordinary. Newer investors may be surprised by the recent weakness in the stock market, and some may have ignored bonds entirely. Industry research indicates that long-term returns averaging 11% to 12%, with considerable year-to-year variability, are the norm for the U.S. stock market over the last 75 years. The same research has found that long-term returns of approximately 6% are normal for corporate bonds; investors in our bond portfolios will have noted that returns have been lower than this in recent years. We see no reason to expect future market trends to be dramatically different from the past; it seems likely that long-term equity returns will be in the low double digits. We urge each of our contract owners to maintain a diversified portfolio with a balance appropriate to your personal investment goals. Your Northwestern Mutual Financial Representative is always available to assist you as you evaluate your goals and make portfolio choices.

The Northwestern Mutual
Life Insurance Company

/s/ James D. Ericson

James D. Ericson, Chairman and
Chief Executive Officer

[Ericson Photo]

                                        1              Letter to Contract Owners

The Economy
The U.S. economy continued its rapid pace of growth in the first half of 2000, with real growth at annualized rates of 4.8% in the first quarter and 5.2% in the second quarter. In contrast to the consumer-led expansion of previous years, recent growth has been driven by business investment, especially in technology. Such investments are an important factor in continued improvement in productivity, which is helping to keep inflation moderate. The core rate of inflation, which excludes the volatile food and energy components, was just 2.2% in the first quarter and 1.7% in the second quarter. Perhaps the most encouraging trend is the absence, so far, of a surge in wage costs, despite an extremely tight labor market.

Despite continued overall growth at rates that are generally regarded as unsustainable, there are signs of slowing in certain key sectors. Trends in retail spending, consumer confidence and new home sales now appear to be more in line with real growth at an annual rate of 3.0% to 3.5%. The moderation in growth can be attributed largely to the actions of the Federal Reserve, which has stated and demonstrated a determination to keep inflation low: Interest rates have been raised six times, for a total increase of 1 3/4 percentage points, since the middle of 1999. The Fed's decision to leave rates unchanged in late June was accompanied by a warning that further reports of rapid growth could prompt additional rate increases.
   ECONOMIC GROWTH AND INFLATION
   [ECONOMIC GROWTH AND INFLATION PERFORMANCE GRAPH]

                                                                          REAL GDP                            CPI-U
                                                                          --------                            -----
90                                                                           1.8                               6.1
91                                                                          -0.5                               3.1
92                                                                             3                               2.9
93                                                                           2.7                               2.7
94                                                                             4                               2.7
95                                                                           2.7                               2.5
96                                                                           3.6                               3.3
97                                                                           4.2                               1.7
98                                                                           4.3                               1.6
99                                                                           4.2                               2.6

   Source: U.S. Department of Commerce. Year-to-year percentage change in Real Gross Domestic Product is used for real economic growth. December-to-December percentage change in the Consumer Price Index - Urban is used for the inflation rate.

--------------------------------------------------------------------------------

The Equity Market
The major market averages ended June quite close to the levels at which they began January, but there were two distinctly different periods for the stock market in the first half of 2000. In the first quarter, the market continued to move up, dominated by technology stocks, which reached levels higher than most investors could have imagined. Beginning in early April, prices of technology stocks dropped precipitously. The broader market weakened, as well: by late April the S&P 500 Index was 12% below its March peak. From its highest level in March, the technology-heavy NASDAQ index had lost 37% of its value by the end of May; nonetheless, soaring prices in the last half of 1999 enabled the NASDAQ to show a net gain of 48% for the 12 months ended June 2000. While prices of many technology stocks, especially those with no prospects of near term earnings, have dropped sharply, the market as a whole recovered in May and June. Market leadership has changed: among the best performing industry groups in the second quarter were health care, energy, utilities, and consumer staples.

At mid-year, the stock market is very jittery. Warnings of disappointing earnings are increasingly prevalent, and they often send stocks down sharply. The S&P 500 Index is more volatile than it has been at any time since the 1930s, with volatility measured by the number of days on which the index rises or falls by a percentage point or more. The NASDAQ index has been more volatile in recent months than at any time since its volatility was first tracked in the 1970s, with changes of 2% to 3% on many days.
   ANNUAL TOTAL RETURNS FROM S&P 500(R) INDEX
   [ANNUAL TOTAL RETURNS FROM S&P PERFORMANCE GRAPH]

                                                                            12 MONTHS ENDED
                                                                            ---------------
91                                                                                7.3
92                                                                               13.4
93                                                                               13.6
94                                                                                1.3
95                                                                               25.9
96                                                                               25.9
97                                                                               34.6
98                                                                                 30
99                                                                               22.7
00                                                                                7.3

   Source: Standard & Poor's

--------------------------------------------------------------------------------

The Bond Market
Total return on long-term corporate bonds, measured by the Merrill Lynch Domestic Master Index, was 4.57% for the 12 months ended June 30, 2000, as a downward trend in prices partially offset coupon income. After moving up fairly steadily in 1999, bond yields began to drop in January of this year. Yields increased in April and May, then moved down again, to end June slightly below the level at the beginning of the year.

Yields on corporate bonds are quite high; the spread, or difference between the yield on corporate and Treasury bonds, is at a 15-year high. The reason for the wide spread appears to be high demand for ultra-safe Treasury securities, stimulated by investors' fear that there is too much leverage in the financial system. Spreads have also widened between Treasury bonds and the debt of government agencies such as FNMA and GNMA, mainly because of a recent statement that the U.S. Treasury does not necessarily back agency debt. These pressures come at a time when the supply of Treasury securities is limited by the government's use of surplus funds to buy back outstanding 30-year bonds. These factors combined to make the 30-year Treasury bond the best performer in the bond market; total return on these bonds over the last year was over 11%, more than double that of long-term corporate bonds.

The bond market was very quiet in June, with low volume and price movement within a very narrow trading range. This lack of volatility, which is typical of the summer months, may well persist until there are stronger signs as to whether economic growth is slowing.
   ANNUAL TOTAL RETURNS FROM
   MERRILL LYNCH DOMESTIC MASTER INDEX
   [ANNUAL TOTAL RETURNS FROM MERRILL LYNCH GRAPH]

                                                                            12 MONTHS ENDED
                                                                            ---------------
91                                                                               10.9
92                                                                               14.1
93                                                                               11.9
94                                                                                 -1
95                                                                               12.6
96                                                                                  5
97                                                                                8.2
98                                                                               10.7
99                                                                                3.1
00                                                                                4.6

   Source: Merrill Lynch. The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. Government, mortgage and investment-grade corporate bonds.

Economic Overview and Outlook           2

 Objective:                               Portfolio Strategy:                                    Net Assets:

 Maximum long-term appreciation           Strive for the highest possible rate of capital        $196,725,266
 of capital                               appreciation by investing in companies with
                                          potential for rapid growth.

SMALL CAP GROWTH STOCK PORTFOLIO
The Small Cap Growth Stock Portfolio owns the stocks of emerging growth companies, with the objective of maintaining a median market capitalization of $1 billion. The range of market capitalization is generally between $200 million and $3 billion. The investment process involves detailed studies of individual companies. Factors evaluated include the growth rates of revenues and earnings, opportunities for margin expansion, financial strength and quality of management. Since growth stock portfolios tend to react strongly to changes in financial and economic markets, as well as to changes in the prospects for individual companies, returns of this fund can vary considerably from time to time. A higher level of risk (with risk defined as variability of returns over time) is accepted for the potential of greater long-term returns.
The Small Cap Portfolio has performed quite well since its introduction in April 1999. While its largest concentration is in technology, it is actually less focused on this segment of the market than many other small cap funds; the weakness in technology shares in the second quarter therefore had only a moderate negative impact. Most technology holdings are software or service companies such as Advent Software and Tollgrade Communications with a solid base of business and good near-term earnings prospects; these stocks have contributed to the Portfolio's strong performance.
Another area of concentration is health care; quality names including Priority Healthcare and Province Healthcare, Biovail and Patterson Dental have performed especially well in recent months.
In the first six months of 2000 the Portfolio total return was 21.54%. Management estimates that Initial Public Offerings (IPOs) contributed 5.8% and other issues 15.74%.

                               SECTOR ALLOCATION
                                   6/30/2000
[SECTOR ALLOCATION PIE CHART]

                                                                           SECTOR ALLOCATION
                                                                           -----------------
Technology                                                                       35.00
Consumer Cyclicals                                                               15.00
Health Care                                                                      13.00
Industrial & Transportation                                                      12.00
Business Services                                                                 6.00
Energy                                                                            5.00
Finance                                                                           5.00
Consumer Staples                                                                  3.00
Short-Term Investments                                                            6.00

The Small Cap Growth Stock Portfolio's investment in Initial Public Offerings
(IPOs) had a significant impact on its performance during the periods shown. There can be no assurance that IPOs will continue to have a positive effect on the Porfolio's performance. Since the fund is relatively small in asset size, it may be easier to achieve higher returns than in a larger fund.

TOP 10 EQUITY HOLDINGS
6/30/2000


   Security Description                                        % of Total Net Assets
   -------------------------------------------------------------------------------------
   Advent Software, Inc.                                                        2.5%
   -------------------------------------------------------------------------------------
   Priority Healthcare Corporation -- Class B                                   2.1%
   -------------------------------------------------------------------------------------
   Province Healthcare Company                                                  2.1%
   -------------------------------------------------------------------------------------
   The Corporate Executive Board Company                                        2.0%
   -------------------------------------------------------------------------------------
   Power-One, Inc.                                                              1.9%
   -------------------------------------------------------------------------------------
   Biovail Corporation                                                          1.9%
   -------------------------------------------------------------------------------------
   The Talbots, Inc.                                                            1.8%
   -------------------------------------------------------------------------------------
   Nabors Industries, Inc.                                                      1.8%
   -------------------------------------------------------------------------------------
   Tollgrade Communications, Inc.                                               1.8%
   -------------------------------------------------------------------------------------
   Global Industries, Ltd.                                                      1.8%

PERFORMANCE RELATIVE TO THE RELEVANT INDICES
[PERFORMANCE RELATIVE TO THE RELEVANT INDICES LINE GRAPH]

                                                SMALL CAP STOCK PORTFOLIO         S&P 600 INDEX            RUSSELL 2000 INDEX
                                                -------------------------         -------------            ------------------
4/99                                                    10000.00                    10000.00                    10000.00
6/99                                                    12090.00                    10826.00                    10605.00
6/00                                                    22513.00                    12384.00                    12125.00

------------------------------------------------------
             Average Annual Total Return
           For Periods Ended June 30, 2000
                                              Since
                                  1 year    Inception#
------------------------------------------------------
Small Cap Stock Portfolio         87.10%     101.25%
S&P 600 Index                     14.39%      20.10%
Russell 2000 Index                14.33%      17.95%
------------------------------------------------------
------------------------------------------------------
# Inception date of 4/30/99.

Since the Portfolio invests primarily in small capitalization issues, the indices that best reflect the Portfolio's performance are the Standard & Poor's (S&P) SmallCap 600 Index and Russell 2000 Index.

The Standard & Poor's SmallCap 600 Index is an unmanaged index of 600 selected common stocks of smaller U.S.-based companies compiled by Standard & Poor's Corporation. As of June 30, 2000, the 600 companies in the composite had median market capitalization of $486 million and total market value of $377 billion. The SmallCap 600 represents approximately 3% of the market value of S&P's database of over 8,900 equities.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization. These 3000 companies represent approximately 98% of the investable US equity market. As of June 30, 2000, the average market capitalization of companies in the Russell 3000 was $5.1 billion; the median market capitalization was $791.1 million. Market capitalization of companies in the Index ranged from $520 billion to $178 million.

The Russell 2000 Index represents approximately 8% of the total market capitalization of the Russell 3000. As of June 30, 2000, the average market capitalization of companies in the Russell 2000 was approximately $580 million; the median market capitalization was approximately $466 million. The largest company in the index had a total market capitalization of approximately $1.5 billion.

This chart assumes an initial investment of $10,000 made on 4/30/99 (commencement of the Fund's operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns, which reflect deduction of charges for the separate account, are shown on page 58.

                                        3       Small Cap Growth Stock Portfolio

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
June 30, 2000 (unaudited)

                                                    MARKET
                                       SHARES/       VALUE
 COMMON STOCK (94.3%)                    PAR        (000'S)
 -----------------------------------------------------------
 BASIC MATERIALS (2.8%)
 Cambrex Corporation                     56,700    $   2,552
 *Grant Prideco, Inc.                   121,700        3,042
                                                   ---------
     TOTAL BASIC MATERIALS                             5,594
                                                   ---------
 BUSINESS SERVICES (3.2%)
 *The Corporate Executive Board
  Company                                65,000        3,892
 *Heidrick & Struggles
  International, Inc.                    39,300        2,481
                                                   ---------
     TOTAL BUSINESS SERVICES                           6,373
                                                   ---------

 CAPITAL GOODS (6.3%)
 *Dycom Industries, Inc.                 59,250        2,726
 Federal Signal Corporation             104,900        1,731
 Kaydon Corporation                      78,400        1,646
 *Power-One, Inc.                        33,500        3,816
 *Tetra Tech, Inc.                      111,200        2,544
                                                   ---------
     TOTAL CAPITAL GOODS                              12,463
                                                   ---------

 COMMUNICATION SERVICES (3.1%)
 *Crown Castle International Corp.       46,900        1,712
 *Pinnacle Holdings, Inc.                23,800        1,285
 *TESSCO Technologies Incorporated      107,300        3,004
                                                   ---------
     TOTAL COMMUNICATION SERVICES                      6,001
                                                   ---------

 CONSUMER CYCLICAL (15.1%)
 *Catalina Marketing Corporation         19,400        1,979
 *David's Bridal, Inc.                  155,500        1,798
 *Dollar Tree Stores, Inc.               67,100        2,655
 *Getty Images, Inc.                     64,300        2,383
 *Hotel Reservations Network,
  Inc. - Class A                         76,900        2,288
 *Linens 'N Things, Inc.                 76,200        2,067
 *The Management Network Group,
  Inc.                                   98,700        3,455
 *MSC Industrial Direct Co.,
  Inc. - Class A                        122,600        2,567
 *O'Reilly Automotive, Inc.             184,800        2,564
 The Talbots, Inc.                       65,100        3,575
 *Tower Automotive, Inc.                134,800        1,685
 *Whitehall Jewellers, Inc.              67,900        1,265
 *Wild Oats Markets, Inc.               114,700        1,441
                                                   ---------
     TOTAL CONSUMER CYCLICAL                          29,722
                                                   ---------

 CONSUMER STAPLES (2.9%)
 *American Italian Pasta Company -
  Class A                                83,700        1,732
 *Citadel Communications
  Corporation                            31,300        1,094
 *Westwood One, Inc.                     86,700        2,958
                                                   ---------
     TOTAL CONSUMER STAPLES                            5,784
                                                   ---------

                                                    MARKET
                                       SHARES/       VALUE
 COMMON STOCK (94.3%)                    PAR        (000'S)
 -----------------------------------------------------------
 ENERGY (5.2%)
 *Global Industries, Ltd.               186,800    $   3,526
 *Nabors Industries, Inc.                85,800        3,566
 *Stone Energy Corporation               52,300        3,125
                                                   ---------
     TOTAL ENERGY                                     10,217
                                                   ---------

 FINANCE (4.6%)
 *Charles River Associates
  Incorporated                           51,900          915
 Investors Financial Services
  Corp.                                  57,600        2,286
 Radian Group, Inc.                      61,100        3,162
 Waddell & Reed Financial, Inc. -
  Class A                                79,950        2,623
                                                   ---------
     TOTAL FINANCE                                     8,986
                                                   ---------

 HEALTHCARE (13.6%)
 *Biovail Corporation                    67,700        3,753
 *Lincare Holdings, Inc.                 88,600        2,182
 *ORATEC Interventions, Inc.             42,700        1,425
 *Patterson Dental Company               52,500        2,678
 *Priority Healthcare
  Corporation - Class B                  56,000        4,161
 *Province Healthcare Company           113,400        4,096
 *Renal Care Group, Inc.                 43,500        1,064
 *Shire Pharmaceuticals Group PLC,
  ADR                                    50,200        2,604
 *Sonic Innovations, Inc.                45,700          848
 *Sybron International Corporation       47,700          945
 *Universal Health Services,
  Inc. - Class B                         35,600        2,332
 *Ventana Medical Systems, Inc.          31,600          743
                                                   ---------
     TOTAL HEALTHCARE                                 26,831
                                                   ---------

 TECHNOLOGY (34.8%)
 *Advent Software, Inc.                  75,400        4,862
 *Applied Materials, Inc.                16,238        1,472
 *Aspen Technology, Inc.                 63,100        2,429
 *Avanex Corporation                      7,400          707
 *CDW Computer Centers, Inc.             45,000        2,813
 *Copper Mountain Networks, Inc.         22,400        1,974
 *Cymer, Inc.                            55,100        2,631
 *Diversinet Corp.                       61,200          727
 *Documentum, Inc.                       19,700        1,761
 *Engage Technologies, Inc.              34,200          442
 *Eprise Corporation                     16,700          275
 *Exfo Electro-Optical Engineering
  Inc.                                   12,700          557
 *FairMarket, Inc.                       90,000          636
 *Forrester Research, Inc.               27,800        2,024
 *FreeShop.com, Inc.                     77,500          460

Small Cap Growth Stock Portfolio        4

                                                    MARKET
                                       SHARES/       VALUE
       COMMON STOCK (94.3%)              PAR        (000'S)
 -----------------------------------------------------------
 TECHNOLOGY continued
 *Inet Technologies, Inc.                37,500    $   2,034
 *Infonautics, Inc. - Class A            47,700          209
 *Inforte Corp.                          42,600        1,534
 *Jupiter Communications, Inc.          105,100        2,417
 *Kent Electronics Corporation          116,900        3,485
 *Marvell Technology Group Ltd.           8,300          473
 *Metasolv Software, Inc.                31,900        1,404
 *MMC Networks, Inc.                     37,200        1,988
 *Natural MicroSystems Corporation       25,700        2,890
 *Plexus Corp.                           27,400        3,096
 *PMC-Sierra, Inc.                        8,600        1,528
 *Predictive Systems, Inc.               35,600        1,279
 *PRI Automation, Inc.                   24,700        1,615
 *QLogic Corporation                     16,900        1,116
 *Scient Corporation                     12,800          565
 *Semtech Corporation                    30,400        2,325
 *SmartForce Public Limited
  Company, ADR                           71,100        3,413
 *StorageNetworks, Inc.                   7,900          713
 *TIBCO Software, Inc.                   16,700        1,791
 *Tollgrade Communications, Inc.         26,800        3,551
 *UTStarcom, Inc.                        74,700        2,269
 *Varian, Inc.                           23,400        1,079
 *Viant Corporation                      68,000        2,015
 *Viasystems Group, Inc.                101,100        1,637
                                                   ---------
     TOTAL TECHNOLOGY                                 68,196
                                                   ---------
 TRANSPORTATION (2.7%)
 C.H. Robinson Worldwide, Inc.           66,200        3,277
 SkyWest, Inc.                           54,200        2,009
                                                   ---------
     TOTAL TRANSPORTATION                              5,286
                                                   ---------
     TOTAL COMMON STOCK (COST
      $156,057)                                      185,453
                                                   ---------
                                                    MARKET
                                       SHARES/       VALUE
  MONEY MARKET INVESTMENTS (9.5%)        PAR        (000'S)
 -----------------------------------------------------------
 FEDERAL GOVERNMENT AND AGENCIES (0.4%)
 Federal National Mortgage
  Association, 6.40%, 7/17/00           700,000    $     698
                                                   ---------
     TOTAL FEDERAL GOVERNMENT AND
       AGENCIES                                          698
                                                   ---------
 FINANCE (2.0%)
 CIT Group, 6.6%, 8/9/00              4,000,000        3,968
                                                   ---------
     TOTAL FINANCE                                     3,968
                                                   ---------
 FINANCE SERVICES (2.5%)
 CXC Incorporated, 6.63%, 8/25/00     5,000,000        4,949
                                                   ---------
     TOTAL FINANCE SERVICES                            4,949
                                                   ---------
 OFFICE MACHINES (2.5%)
 Xerox Corporation, 6.68%, 7/5/00     5,000,000        4,996
                                                   ---------
     TOTAL OFFICE MACHINES                             4,996
                                                   ---------
 PERSONAL CREDIT INSTITUTIONS (2.1%)
 General Electric Capital
  Corporation, 6.9%, 7/5/00           4,100,000        4,097
                                                   ---------
     TOTAL PERSONAL CREDIT
      INSTITUTIONS                                     4,097
                                                   ---------

     TOTAL MONEY MARKET
      INVESTMENTS (COST: $18,708)                     18,708
                                                   ---------

     TOTAL INVESTMENTS (103.8%)
      (COST $174,765)/\                              204,161
                                                   ---------

     OTHER ASSETS, LESS
      LIABILITIES (-3.8%)                             (7,436)
                                                   ---------

     TOTAL NET ASSETS (100.0%)                     $ 196,725
                                                   ---------

 -----------------------------------------------------------

* Non-Income Producing

ADR - American Depository Receipt

/\At 6/30/2000, the aggregate cost of securities for federal income tax purposes was $174,765 and the net unrealized appreciation of investments based on that cost was $29,396 which is comprised of $39,768 aggregate gross unrealized appreciation and $10,372 aggregate gross unrealized depreciation.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                        5       Small Cap Growth Stock Portfolio

 Objective:                               Portfolio Strategy:                                    Net Assets:

 Maximum long-term appreciation of        Strive for the highest possible rate of capital        $1,812,111,548
 capital                                  appreciation by investing in companies with
                                          potential for rapid growth.

AGGRESSIVE GROWTH STOCK PORTFOLIO
The Aggressive Growth Stock Portfolio owns the stocks of emerging growth companies with market capitalizations generally in the range of $1 billion to $10 billion. Since growth stock portfolios tend to react strongly to changes in financial and economic markets, as well as to changes in the prospects for individual companies, returns of this fund can vary considerably from time to time. A higher level of risk (with risk defined as variability of returns over time) is accepted for the potential of greater long-term returns.

Over the 12 months ended June 2000, the Portfolio achieved a total return of 50.86%, compared with 16.99% for the S&P MidCap 400 Index. Technology holdings, which represent 51% of the Portfolio, were a factor in the good performance, despite pronounced weakness in the overall technology sector in the second quarter. The Portfolio benefited from a concentration of its technology in software and services, rather than in equipment and internet companies. Technology holdings that performed especially well include Concord EFS, Fiserv and Paychex, all of which provide business services.

Energy holdings, including Weatherford International and Dynegy, benefited from strength in this market sector. In health care, investments in biotechnology, equipment and drug companies performed well; PE Corporation, Elan and Shire Pharmaceuticals were particularly strong.

                               SECTOR ALLOCATION
                                   6/30/2000
[SECTOR ALLOCATION PIE CHART]

                                                                           SECTOR ALLOCATION
                                                                           -----------------
Technology                                                                       51.00
Energy                                                                           11.00
Health Care                                                                      10.00
Industrial & Transportation                                                       8.00
Consumer Cyclicals                                                                6.00
Consumer Staples                                                                  3.00
Business Services                                                                 3.00
Finance                                                                           3.00
Cash Equivalents                                                                  5.00

The total return for the Aggressive Growth Stock Portfolio for the 12 months ended 6/30/2000 coincides with a period of accelerated growth in the small-cap and mid-cap sectors of the stock market. There can be no assurance that this accelerated growth will continue to have a positive effect on the Portfolio's performance in the future.

TOP 10 HOLDINGS
6/30/2000


   Security Description                                        % of Total Net Assets
   -------------------------------------------------------------------------------------
   Comverse Technology, Inc.                                                    2.5%
   -------------------------------------------------------------------------------------
   Weatherford International, Inc.                                              2.1%
   -------------------------------------------------------------------------------------
   ADC Telecommunications, Inc.                                                 2.1%
   -------------------------------------------------------------------------------------
   Sanmina Corporation                                                          2.0%
   -------------------------------------------------------------------------------------
   Altera Corporation                                                           2.0%
   -------------------------------------------------------------------------------------
   Microchip Technology Incorporated                                            2.0%
   -------------------------------------------------------------------------------------
   Paychex, Inc.                                                                1.9%
   -------------------------------------------------------------------------------------
   Gemstar International Group Limited                                          1.9%
   -------------------------------------------------------------------------------------
   JDS Uniphase Corporation                                                     1.8%
   -------------------------------------------------------------------------------------
   Novellus Systems, Inc.                                                       1.8%

PERFORMANCE RELATIVE TO RELEVANT INDICES
[PERFORMANCE RELATIVE TO RELEVANT INDICES PERFORMANCE GRAPH]

                                                                AGGRESSIVE GROWTH PORTFOLIO               S&P 400 INDEX
                                                                ---------------------------               -------------
11/90                                                                     10000.00                           10000.00
6/91                                                                      12593.00                           13070.00
6/92                                                                      13994.00                           15305.00
6/93                                                                      17133.00                           19664.00
6/94                                                                      19354.00                           19652.00
6/95                                                                      24448.00                           24042.00
6/96                                                                      35003.00                           29233.00
6/97                                                                      36545.00                           36050.00
6/98                                                                      43439.00                           45838.00
6/99                                                                      46685.00                           53708.00
6/00                                                                      70426.00                           62833.00

-------------------------------------------------------------
                 Average Annual Total Return
               For Periods Ended June 30, 2000
                                                     Since
                                1 Year   5 Years   Inception#
-------------------------------------------------------------
Aggressive Growth Stock
 Portfolio                      50.86%   23.57%      22.60%
S&P MidCap 400 Index            16.99%   21.18%      21.15%
-------------------------------------------------------------
# Inception date of 11/30/1990

Since the Portfolio invests primarily in medium-capitalization (Mid Cap) issues, the index that best reflects the Portfolio's performance is the S&P MidCap 400 Index. This is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. Because the average market capitalization of the Aggressive Growth Fund has recently increased, the S&P MidCap 400 Index is representative of the current composition of this Portfolio.

The S&P MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. As of June 30, 2000, the 400 companies in the composite had median market capitalization of $1.6 billion and a total market value of $848 billion. The MidCap 400 represents approximately 5% of the market value of Compustat's database of over 8,900 equities.

On May 3, 1994, the Northwestern Mutual Aggressive Growth Stock Fund, Inc. (the "Fund") merged into the Northwestern Mutual Series Fund, Inc. Aggressive Growth Stock Portfolio (the "Portfolio"). The Portfolio had no assets prior to the merger. After the merger, the assets of the Portfolio were those of the Fund. The investment objectives, policies, management and expenses of the Portfolio are identical to those of the Fund. Accordingly, the performance of the Fund prior to the merger is included with the performance of the Portfolio in the graph and total return figures above.

This chart assumes an initial investment of $10,000 made on 11/30/90 (commencement of the Fund's operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns, which reflect deduction of charges for the separate account are shown on page 58.

Aggressive Growth Stock Portfolio       6

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
June 30, 2000 (unaudited)

                                                 MARKET
                                   SHARES/        VALUE
 COMMON STOCK (94.8%)                PAR         (000'S)
 ---------------------------------------------------------
 BASIC MATERIALS (0.9%)
 *Grant Prideco, Inc.                651,925   $    16,298
                                               -----------
     TOTAL                                          16,298
                                               -----------
 BUSINESS SERVICES (2.2%)
 *The Corporate Executive Board
  Company                            320,800        19,208
 *Robert Half International,
  Inc.                               731,600        20,851
                                               -----------
     TOTAL                                          40,059
                                               -----------

 CAPITAL GOODS (6.6%)
 *Credence Systems Corporation       185,300        10,226
 *Jabil Circuit, Inc.                624,800        31,006
 Kaydon Corporation                  342,200         7,186
 *RSA Security, Inc.                 199,800        13,836
 *Sanmina Corporation                429,600        36,731
 *Tetra Tech, Inc.                   888,978        20,335
                                               -----------
     TOTAL                                         119,320
                                               -----------

 COMMUNICATION SERVICES (0.9%)
 *Allegiance Telecom, Inc.            51,250         3,280
 *Crown Castle International
  Corp.                              282,000        10,293
 *Level 3 Communications, Inc.        35,100         3,089
                                               -----------
     TOTAL                                          16,662
                                               -----------

 CONSUMER CYCLICAL (6.4%)
 *Catalina Marketing
  Corporation                        144,300        14,719
 Cintas Corporation                  437,750        16,060
 *Dollar Tree Stores, Inc.           311,250        12,314
 *Getty Images, Inc.                 741,600        27,485
 *Kohl's Corporation                 363,600        20,225
 *Linens 'N Things, Inc.             295,433         8,014
 *O'Reilly Automotive, Inc.          308,200         4,276
 *Tech Data Corporation              123,500         5,380
 *Tower Automotive, Inc.             619,900         7,749
                                               -----------
     TOTAL                                         116,222
                                               -----------

 CONSUMER STAPLES (2.9%)
 *American Tower Corporation -
  Class A                            241,222        10,056
 *Clear Channel Communications,
  Inc.                               197,300        14,798
 *Entercom Communications
  Corp. - Class A                    305,100        14,873
 *Lamar Advertising Company -
  Class A                            275,825        11,947
                                               -----------
     TOTAL                                          51,674
                                               -----------

 ENERGY (10.7%)
 Anadarko Petroleum Corporation      326,300        16,091
 *BJ Services Company                337,700        21,106
 *Cooper Cameron Corporation         301,400        19,892
 Dynegy, Inc. - Class A              429,500        29,340
 *Nabors Industries, Inc.            580,700        24,135

                                                 MARKET
                                   SHARES/        VALUE
 COMMON STOCK (94.8%)                PAR         (000'S)
 ---------------------------------------------------------
 ENERGY continued
 Santa Fe International
  Corporation                        865,401   $    30,235
 Tosco Corporation                   480,700        13,610
 *Weatherford International,
  Inc.                               971,925        38,695
                                               -----------
     TOTAL                                         193,104
                                               -----------

 FINANCE (3.0%)
 ACE Limited                         398,600        11,161
 Investors Financial Services
  Corp.                              752,800        29,877
 *Knight/Trimark Group, Inc. -
  Class A                            120,800         3,601
 Radian Group, Inc.                  182,100         9,424
                                               -----------
     TOTAL                                          54,063
                                               -----------

 HEALTHCARE (9.4%)
 *ALZA Corporation                   173,000        10,229
 *Elan Corporation PLC, ADR          503,655        24,395
 *Health Management Associates,
  Inc. - Class A                     667,600         8,721
 *Lincare Holdings, Inc.             261,900         6,449
 *MedImmune, Inc.                    299,400        22,156
 *Patterson Dental Company           417,725        21,304
 PE Corporation                      257,700        16,976
 *Province Healthcare Company        301,200        10,881
 *Sepracor, Inc.                     130,100        15,693
 *Shire Pharmaceuticals Group
  PLC, ADR                           201,000        10,427
 Stryker Corporation                 324,100        14,179
 *Sybron International
  Corporation                        461,000         9,134
                                               -----------
     TOTAL                                         170,544
                                               -----------

 TECHNOLOGY (51.0%)
 *ADC Telecommunications, Inc.       442,900        37,147
 *Altera Corporation                 359,500        36,646
 *Applied Materials, Inc.            210,681        19,093
 *BEA Systems, Inc.                  381,300        18,851
 *Bluestone Software, Inc.           128,300         3,296
 *Business Objects S.A., ADR         101,400         8,936
 *C-Cube Microsystems, Inc.          220,000         4,318
 *CDW Computer Centers, Inc.         278,800        17,425
 *CIENA Corporation                  122,800        20,469
 *Comverse Technology, Inc.          484,600        45,067
 *Concord EFS, Inc.                  687,225        17,868
 *Conexant Systems, Inc.             222,200        10,804
 *Copper Mountain Networks,
  Inc.                               238,200        20,991
 *DST Systems, Inc.                  314,800        23,964
 *Electronic Arts, Inc.              199,600        14,558
 *Fiserv, Inc.                       581,650        25,156
 *Foundry Networks, Inc.             107,500        11,879
 *FreeMarkets, Inc.                   17,500           830
 *Gemstar International Group
  Limited                            569,100        34,973
 *Harmonic, Inc.                     200,782         4,969
 *Intuit, Inc.                       283,900        11,746

                                        7      Aggressive Growth Stock Portfolio

                                                 MARKET
                                   SHARES/        VALUE
 COMMON STOCK (94.8%)                PAR         (000'S)
 ---------------------------------------------------------
 TECHNOLOGY continued
 *JDS Uniphase Corporation           275,600   $    33,038
 *Keane, Inc.                        558,600        12,080
 *Microchip Technology
  Incorporated                       616,800        35,937
 *MMC Networks, Inc.                 278,900        14,904
 *Nasdaq-100 Shares                  258,700        24,108
 *Network Appliance, Inc.            370,100        29,793
 *Novellus Systems, Inc.             566,500        32,043
 *NTL Incorporated                   210,000        12,574
 Paychex, Inc.                       832,700        34,973
 *Peregrine Systems, Inc.            288,362        10,003
 PerkinElmer, Inc.                   106,800         7,062
 *PMC-Sierra, Inc.                   122,856        21,830
 *Portal Software, Inc.              374,900        23,947
 *PRI Automation, Inc.                78,800         5,153
 *QLogic Corporation                 221,700        14,646
 *Rational Software Corporation      307,100        28,541
 *Sapient Corporation                 92,200         9,860
 *Scient Corporation                 104,120         4,594
 *Semtech Corporation                371,400        28,406
 *SilverStream Software, Inc.         74,400         4,297
 *Sycamore Networks, Inc.            145,400        16,049
 *Tellabs, Inc.                      410,300        28,080
 *TIBCO Software, Inc.               177,100        18,991
 *VeriSign, Inc.                     138,800        24,498
 *Viant Corporation                  585,038        17,332
 *Vignette Corporation               524,784        27,297
 *Waters Corporation                 135,800        16,950
                                               -----------
     TOTAL                                         925,972
                                               -----------
 TRANSPORTATION (0.8%)
 Expeditors International of
  Washington, Inc.                   319,800        15,191
                                               -----------
     TOTAL                                          15,191
                                               -----------

     TOTAL COMMON STOCK
      (COST $1,063,394)                          1,719,109
                                               -----------
                                                  MARKET
                                    SHARES/        VALUE
 MONEY MARKET INVESTMENTS (5.1%)      PAR         (000'S)
 ----------------------------------------------------------
 FEDERAL GOVERNMENT AND AGENCIES (0.1%)
 Federal National Mortgage
  Association, 6.40%, 7/17/00       2,000,000   $     1,994
                                                -----------
     TOTAL                                            1,994
                                                -----------

 FINANCE SERVICES (3.3%)
 Asset Securitization, 6.55%,
  8/15/00                          20,000,000        19,982
 Ciesco LP, 6.55%, 8/14/00         20,000,000        19,840
 CXC Incorporated, 6.63%,
  8/25/00                          20,000,000        19,797
                                                -----------
     TOTAL                                           59,619
                                                -----------

 MISC. BUSINESS CREDIT INSTITUTIONS (1.1%)
 Quincy Capital, 6.76%, 7/12/00    20,000,000        19,959
                                                -----------
     TOTAL                                           19,959
                                                -----------

 SECURITY BROKERS AND DEALERS (0.6%)
 The Goldman Sachs Group, 6.57%,
  7/5/00                           10,000,000         9,993
                                                -----------
     TOTAL                                            9,993
                                                -----------

     TOTAL MONEY MARKET
      INVESTMENTS (COST $91,565)                     91,565
                                                -----------

     TOTAL INVESTMENTS (99.9%)
      (COST $1,154,959)/\                         1,810,674
                                                -----------

     OTHER ASSETS, LESS
      LIABILITIES (0.1%)                              1,438
                                                -----------

     TOTAL NET ASSETS (100.0%)                  $ 1,812,112
                                                -----------

* Non-Income Producing

ADR - American Depository Receipt

/\At 6/30/2000, the aggregate cost of securities for federal income tax purposes was $1,154,959 and the net unrealized appreciation of investments based on that cost was $655,715 which is comprised of $703,723 aggregate gross unrealized appreciation and $48,008 aggregate gross unrealized depreciation.

    The Accompanying Notes are an Integral Part of the Financial Statements

Aggressive Growth Stock Portfolio       8

 Objective:                               Portfolio Strategy:                                    Net Assets:

 Long-term appreciation of capital        Participate in the growth of foreign economies by      $835,921,944
 through diversification into markets     investing in securities with high long-term
 outside the United States                earnings potential relative to current market
                                          values.

INTERNATIONAL EQUITY PORTFOLIO
The International Equity Portfolio offers contract owners the opportunity to participate in the growth of companies in countries throughout the world, particularly those with expanding economies. In selecting investments, the principal focus is on identifying undervalued stocks of companies with strong finances and good long-term growth opportunities, rather than on choosing specific industries or regions of the world in which to invest. The Portfolio is normally fully invested in equity securities.
The first half of 2000 was an encouraging period for the International Equity Portfolio's value-oriented investment style. For most of the last three years, a focus on value has been out of step with the market's euphoric valuations of many "new economy" stocks. As in the United States, world markets saw sharp drops in the prices of many technology stocks in the spring. Since then, there have been indications of a shift toward a more rational assessment of stocks in light of probable future earnings.
The Portfolio benefited from continuing merger activity, which resulted in double-digit gains in several holdings. Nordic Baltic Holdings, now the largest bank in the Nordic region, was formed through the merger of Merita Nordbanken and Unidanmark. In Canada, Ranger Oil was acquired by Canadian Natural Resource. The main geographic concentration of the Portfolio is in Europe, which, including U.K. holdings, represents 54% of the Portfolio. Among the best performing stocks were Celltech, a British biotechnology company, and Alcatel, a French company that is a leader in broadband access equipment and optical networking.
A significantly underweighted position in Japan was beneficial, as the Japanese market dropped in response to disappointment in performance of both the economy and corporate earnings. An exception was Nomura Securities, a large holding that increased in value by more than 40% in the first half of 2000. As the dominant brokerage firm in Japan, Nomura is well positioned for growth as individuals begin to move assets from savings accounts to equity investments. In other Asian markets, there are encouraging signs of economic recovery. Recent weakness in markets in Hong Kong and Korea provided some buying opportunities.
The International Equity Portfolio is managed for Northwestern Mutual by Templeton Investment Counsel, Inc.

                                ASSET ALLOCATION
                                   6/30/2000
[ASSET ALLOCATION PIE CHART]

                                                                           ASSET ALLOCATION
                                                                           ----------------
Continental Europe                                                               36.00
United Kingdom                                                                   18.00
Latin America                                                                    10.00
Asia                                                                             19.00
Australia/New Zealand                                                             5.00
North America                                                                     5.00
Other regions                                                                     3.00
Short-term investments                                                            4.00

TOP 10 HOLDINGS
6/30/2000


   Company                                            Country      % of Net Assets
   -----------------------------------------------------------------------------------
   Nordic Baltic Holding AB                        Sweden                     4.2%
   -------------------------------------------------------------------------------
   Aventis S.A.                                    France                     2.7%
   -------------------------------------------------------------------------------
   Alcatel                                         France                     2.4%
   -------------------------------------------------------------------------------
   AXA S.A.                                        France                     2.4%
   -------------------------------------------------------------------------------
   Teva Pharmaceutical Industries Ltd              Israel                     2.1%
   -------------------------------------------------------------------------------
   Nippon Telegraph & Telephone Corporation        Japan                      2.0%
   -------------------------------------------------------------------------------
   Celltech Group PLC                              United Kingdom             2.0%
   -------------------------------------------------------------------------------
   Nomura Securities Co Ltd                        Japan                      1.9%
   -------------------------------------------------------------------------------
   Nycomed Amersham PLC                            United Kingdom             1.9%
   -------------------------------------------------------------------------------
   Telefonos De Mexico SA (Telmex)                 Mexico                     1.9%
   -------------------------------------------------------------------------------

PERFORMANCE RELATIVE TO THE EAFE INDEX
[LINE GRAPH]

                                                               INTERNATIONAL EQUITY PORTFOLIO               EAFE INDEX
                                                               ------------------------------               ----------
4/93                                                                      10000.00                           10000.00
6/93                                                                      10118.00                           10060.00
6/94                                                                      12155.00                           11801.00
6/95                                                                      13487.00                           12032.00
6/96                                                                      15569.00                           13670.00
6/97                                                                      19751.00                           15471.00
6/98                                                                      21822.00                           16458.00
6/99                                                                      22715.00                           17761.00
6/00                                                                      25321.00                           20859.00

-------------------------------------------------------------
                 Average Annual Total Return
               For Periods Ended June 30, 2000
                                                     Since
                                1 Year   5 Years   Inception#
-------------------------------------------------------------
International Equity Portfolio  11.47%   13.43%      13.84%
EAFE Index                      17.44%   11.63%      10.80%
-------------------------------------------------------------
# Inception date of 4/30/1993

As depicted in the graph, the International Equity Portfolio is compared against the Morgan Stanley Capital International EAFE ("Europe-Australasia-Far East") Index. The index is composed of approximately 1100 companies in 20 countries in Europe and the Pacific Basin. The objective of the index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. The indices are constructed so that companies chosen represent about 60% of market capitalization in each market; industry composition of the market is reflected; and a cross section of large, medium, and small capitalization stocks is included, taking into account liquidity concerns. The index is calculated in U. S. dollars.

On May 3, 1994, the Northwestern Mutual International Equity Fund, Inc. (the "Fund") merged into the Northwestern Mutual Series Fund, Inc., International Equity Portfolio (the "Portfolio"). The Portfolio had no assets prior to the merger. After the merger, the assets of the Portfolio were those of the Fund. The investment objectives, policies, management and expenses of the Portfolio are identical to those of the Fund. Accordingly, the performance of the Fund prior to the merger is included with the performance of the Portfolio in the graph and total return figures above.

This chart assumes an initial investment of $10,000 made on 4/30/93 (commencement of the Fund's operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns which reflect deduction of charges for the separate account, are shown on page 58.

                                        9         International Equity Portfolio

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
June 30, 2000 (unaudited)

                                                          MARKET
                                             SHARES/       VALUE
 COMMON STOCK (94.3%)        COUNTRY           PAR        (000'S)
 -----------------------------------------------------------------
 CAPITAL EQUIPMENT (13.2%)
 Alcatel                  France               151,500   $   9,977
 Alcatel, ADR             France               145,500       9,676
 BAE Systems, PLC         United Kingdom     1,207,500   $   7,531
 Fujitsu Limited          Japan                183,000       6,348
 Hong Kong Aircraft &
  Engineering             Hong Kong          2,680,700       5,158
 *Hyundai Electronics
  Industries Co.          Republic of
                          Korea                660,600      13,033
 Koninklijke Philips
  Electronics N.V         Netherlands          202,140       9,572
 Kurita Water
  Industries, Ltd.        Japan                433,000       9,556
 Rolls - Royce PLC        United Kingdom     2,685,200       9,532
 Sony Corp                Japan                135,200      12,650
 The Weir Group PLC       United Kingdom     2,702,500       7,610
 Williams PLC             United Kingdom     1,652,900       9,634
                                                         ---------
     TOTAL                                                 110,277
                                                         ---------

 CONSUMER GOODS (13.8%)
 Autoliv, Inc.            United States        279,100       6,716
 Aventis S.A.             France               309,297      22,551
 *Celltech Group PLC      United Kingdom       861,000      16,684
 Fiat SPA Ord.            Italy                152,790       3,981
 Mayne Nickless Ltd.      Australia          1,671,600       3,442
 Nycomed Amersham PLC     United Kingdom     1,628,610      15,814
 Ono Pharmaceutical Co.,
  Ltd.                    Japan                233,000      10,020
 Tate & Lyle, PLC         United Kingdom       762,600       3,810
 Teva Pharmaceutical
  Industries Ltd., ADR    Israel               316,750      17,560
 Unilever PLC             United Kingdom       884,850       5,358
 Volvo Aktiebolaget, B
  Free                    Sweden               433,000       9,454
                                                         ---------
     TOTAL                                                 115,390
                                                         ---------

 ENERGY (15.0%)
 Endesa S.A.              Spain                252,000       4,901
 E.On AG                  Germany              310,600      15,302
 EVN AG                   Austria               64,500       2,411
 Gener S.A., ADR          Chile                299,450       4,398
 Hong Kong Electric
  Holdings Limited        Hong Kong          1,790,000       5,764
 Iberdrola S.A.           Spain                587,500       7,603
 Korea Electric Power
  Corp., ADR              Republic of
                          Korea                271,000       8,409
 National Power PLC       United Kingdom     1,246,864       7,947
 Petroleo Brasileiro
  S.A. -- Petrobras       Brazil               325,000       9,818
 *Ranger Oil Limited      Canada             1,055,400       5,805
 *Renaissance Energy
  Ltd.                    Canada               540,000       5,230
 Repsol S.A.              Spain                732,000      14,630

                                                          MARKET
                                             SHARES/       VALUE
 COMMON STOCK (94.3%)        COUNTRY           PAR        (000'S)
 -----------------------------------------------------------------
 ENERGY continued
 Shell Transport &
  Trading Company PLC     United Kingdom     1,518,500   $  12,678
 Thames Water             United Kingdom       430,504       5,572
 Total Fina S.A.          France                97,622      15,028
                                                         ---------
     TOTAL                                                 125,496
                                                         ---------

 FINANCE (22.4%)
 Allied Zurich PLC        United Kingdom       778,000       9,204
 Australia & New Zealand
  Bank Group              Australia          1,726,641      13,280
 *AXA-UAP S.A.            France               117,447      18,576
 Banca Nazionale del
  Lavora                  Italy              2,479,700       8,771
 Banco Bradesco, S.A.
  Rights                  Brazil           623,750,000       5,428
 Banco de Andulucia       Spain                 96,963       2,630
 Banco Itau S.A.          Brazil            20,790,000       1,827
 Bangkok Bank Public
  Company, Ltd.           Thailand           1,551,800       1,899
 Banque Nationale de
  Paris                   France               103,385       9,989
 *Banque Nationale de
  Paris, Warrants         France                46,345         240
 Deutsche Bank AG         Germany              108,188       8,960
 Hang Lung Development
  Co.                     Hong Kong          2,758,000       2,141
 HSBC Holdings            United Kingdom       568,137       6,505
 ING Groep NV             Netherlands          209,000      14,184
 The Nomura Securities
  Co., Ltd.               Japan                658,400      16,148
 *Nordic Baltic Holding   Sweden             2,296,883      16,823
 Nordic Baltic Holdings,
  FDR                     Sweden             2,484,720      18,149
 PartnerRe Ltd.           Bermuda              226,600       8,030
 Scor                     France               129,900       5,679
 Unibanco Uniao de
  Bancos                  Brazil            14,033,500         817
 XL Capital Ltd.          Bermuda              178,800       9,678
 Zurich Versicherungs --
  Gesellschaft            Switzerland           17,900       8,872
                                                         ---------
     TOTAL                                                 187,830
                                                         ---------

 MATERIALS (9.5%)
 Agrium, Inc.             Canada               473,300       4,082
 Akzo Nobel N.V           Netherlands          348,600      14,870
 AngloGold Limited ADR    South Africa         238,800       4,910
 Asia Pulp & Paper
  Company Ltd. ADR        Singapore            477,300       2,416
 Barrick Gold
  Corporation             Canada               390,300       7,046
 Bayer AG                 Germany              157,000       6,140
 Boehler -- Uddeholm AG   Austria              119,556       4,200
 Celanese AG              Germany               11,770         228
 Companhia Vale do Rio
  Doce, ADR               Brazil               372,000      11,104
 Corus Group PLC          United Kingdom     4,392,400       6,417

International Equity Portfolio         10

                                                          MARKET
                                             SHARES/       VALUE
 COMMON STOCK (94.3%)        COUNTRY           PAR        (000'S)
 -----------------------------------------------------------------
 MATERIALS continued
 Grupo Mexico, B Shares   Mexico             1,320,000   $   3,715
 Hepworth PLC             United Kingdom       607,200       1,733
 *Kinross Gold
  Corporation             Canada             1,796,100       1,600
 Merta Limited "A"        Finland              157,500       1,170
 Stora Enso OYJ -- R
  Shares                  Finland            1,074,597       9,849
                                                         ---------
     TOTAL                                                  79,480
                                                         ---------

 MULTI-INDUSTRY (4.0%)
 Elementis PLC            United Kingdom     1,494,000       1,775
 Hanson PLC               United Kingdom       319,794       2,261
 Hutchison Whampoa
  Limited                 Hong Kong            877,800      11,036
 Pilkington PLC           United Kingdom     4,777,300       6,798
 Swire Pacific Limited,
  A Shares                Hong Kong          1,459,500       8,556
 Swire Pacific Limited,
  B Shares                Hong Kong          3,534,200       2,879
                                                         ---------
     TOTAL                                                  33,305
                                                         ---------

 SERVICES (16.4%)
 Best Denki Co., Ltd.     Japan                725,000       4,995
 British Airways PLC      United Kingdom     1,242,900       7,150
 Compania Anonima
  Nacional Telefonos de
  Venezuela               Venezuela            181,200       4,926
 Compania de
  telecomunicaciones de
  Chile, S.A., ADR        Chile                273,725       4,961
 Hyder PLC Cum. Red. Pfd  United Kingdom       401,400         580
 J. Sainsbury PLC         United Kingdom     1,162,100       5,278
 Korea Telecom
  Corporation, ADR        Republic of
                          Korea                 97,000       4,692
 Marks & Spencer PLC      United Kingdom     1,148,000       4,036
 Moebel Walter AG Pfd     Germany              103,297       1,188
 News Corp Ltd.           Australia          1,014,400      12,281
 Nippon Telegraph &
  Telephone Corporation
  (NTT)                   Japan                  1,245      16,592
 The Peninsular &
  Oriental Steam
  Navagation Company      United Kingdom       548,000       4,695
 Philippine Long
  Distance Telephone,
  ADR                     Philippines          127,000       2,254
 Portugal Telecom SA      Portugal             395,000       4,453
 PT Indosat, ADR          Indonesia            386,900       4,401
 Storehouse PLC           United Kingdom     2,879,480       1,874
 Telecom Corporation of
  New Zealand, Limited    New Zealand        2,723,800       9,553
 Telecom Italia SPA       Italy              1,200,000       7,994
 Telecomunicacoes de Sao
  Paulo S.A.              Brazil               210,300       3,891

                                                          MARKET
                                             SHARES/       VALUE
 COMMON STOCK (94.3%)        COUNTRY           PAR        (000'S)
 -----------------------------------------------------------------
 SERVICES continued
 Telefonica de Argentina
  S.A., ADR               Argentina            358,300   $  11,376
 Telefonica del Peru
  S.A. B Shares, ADR      Peru                 370,800       4,218
 Telefonos de Mexico SA,
  ADR                     Mexico               275,004      15,711
                                                         ---------
     TOTAL                                                 137,099
                                                         ---------
     TOTAL COMMON STOCK (COST $669,807)
                                                           788,877
                                                         ---------
 MONEY MARKET INVESTMENTS (4.4%)
 -----------------------------------------------------------------
 MISCELLANEOUS BUSINESS CREDIT
 INSTITUTIONS (1.2%)
 Quincy Capital Corporation, 6.56%,
  7/24/00                                   10,000,000       9,958

 OFFICE MACHINES (1.2%)
 Xerox Credit Corporation, 7.02%, 7/5/00    10,000,000       9,993

 PERSONAL CREDIT INSTITUTIONS (0.8%)
 Associates Corp. of NA, 6.94%, 7/3/00       6,500,000       6,497

 SECURITY BROKERS AND DEALERS (1.2%)
 The Goldman Sachs Group, 6.57%, 7/5/00     10,000,000       9,993
                                                         ---------
     TOTAL MONEY MARKET INVESTMENTS
       (COST $36,441)                                       36,441
                                                         ---------
     TOTAL INVESTMENTS (98.7%) (COST
       $706,248)/\                                         825,318
                                                         ---------
     OTHER ASSETS, LESS LIABILITIES (1.3%)                  10,604
                                                         ---------
     TOTAL NET ASSETS (100.0%)                           $ 835,922
                                                         ---------

* Non-Income Producing
ADR--American Depository Receipt
FDR--Federal Depository Receipt

Investment Percentages by Country:

    United Kingdom                           19.2%
    France                                   11.0%
    Japan                                     9.1%
    Sweden                                    5.3%
    Netherlands                               4.6%
    Other                                    50.8%
                                            ------
Total                                       100.0%

/\At 6/30/2000, the aggregate cost of securities for federal income tax purposes was $706,248 and the net unrealized appreciation of investments based on that cost was $119,070 which is comprised of $205,682 aggregate gross unrealized appreciation and $86,612 aggregate gross unrealized depreciation.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       11         International Equity Portfolio

 Objective:                               Portfolio Strategy:                                    Net Assets:

 Long-term capital appreciation           Invest in a portfolio designed to approximate the      $107,205,931
 through cost-effective participation     composition and returns of the S&P MidCap 400.
 in broad market performance

INDEX 400 STOCK PORTFOLIO

The Index 400 Stock Portfolio is designed to achieve results that approximate the performance of the Standard & Poor's MidCap 400 Composite Stock Price Index. This index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. As of June 30, 2000, the 400 companies in the composite had median market capitalization of $1.6 billion and total market value of $856 billion. For comparison, the 500 large stocks in the S&P 500 Index had median market capitalization of $7.7 billion and total market value of $12,493 billion.

The Index 400 Portfolio enables contract owners to participate in performance of mid-sized companies in the U.S. equity market. The Portfolio continues to achieve the objective of matching the results of the S&P 400 MidCap Index before expenses.

                               SECTOR ALLOCATION
                                   6/30/2000
[SECTOR ALLOCATION PIE CHART]

Technology                                                                        20
Basic Materials/Capital Goods                                                     12
Health Care                                                                       12
Consumer Cyclicals                                                                11
Finance                                                                            9
Utilities                                                                          9
Energy                                                                             8
Consumer Staples                                                                   6
Other Industries                                                                   3
S&P 400 Index Futures                                                             10

TOP 10 EQUITY HOLDINGS
6/30/2000


   Security Description                                        % of Total Net Assets
   -------------------------------------------------------------------------------------
   MedImmune, Inc.                                                              1.6%
   -------------------------------------------------------------------------------------
   Vitesse Semiconductor Corporation                                            1.4%
   -------------------------------------------------------------------------------------
   Univision Communications, Inc. - Class A                                     1.1%
   -------------------------------------------------------------------------------------
   Dynegy, Inc. - Class A                                                       1.1%
   -------------------------------------------------------------------------------------
   Millennium Pharmaceuticals, Inc.                                             1.0%
   -------------------------------------------------------------------------------------
   Jabil Circuit, Inc.                                                          1.0%
   -------------------------------------------------------------------------------------
   Chiron Corporation                                                           0.9%
   -------------------------------------------------------------------------------------
   Forest Laboratories, Inc.                                                    0.9%
   -------------------------------------------------------------------------------------
   Stryker Corporation                                                          0.9%
   -------------------------------------------------------------------------------------
   Calpine Corporation                                                          0.9%

PERFORMANCE RELATIVE TO THE S&P MIDCAP 400 INDEX

[LINE GRAPH]

---------------------------------------------------------------
                  Average Annual Total Return
                For Periods Ended June 30, 2000
                                          One          Since
                                          Year       Inception#
---------------------------------------------------------------
Index 400 Stock Portfolio                17.40%        16.99%
S&P MidCap 400 Index                     20.12%        20.06%
---------------------------------------------------------------
# Inception date of 4/30/1999

The S&P MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. As of June 30, 2000, the 400 companies in the composite had median market capitalization of $1.6 billion and a total market value of $848 billion. The MidCap 400 represents approximately 5% of the market value of Compustat's database of over 6,900 equities.

"Standard & Poor's(R)", "S&P(R)", "S&P MidCap 400 Index", "Standard & Poor's MidCap 400 Index", "S&P 500(R)" and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by The Northwestern Mutual Life Insurance Company. The funds are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

This chart assumes an initial investment of $10,000 made on 4/30/99. Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns, which reflect deduction of charges for the separate account, are shown on page 58.

Index 400 Stock Portfolio              12

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
June 30, 2000 (unaudited)

                                                 MARKET
                                     SHARES/     VALUE
 COMMON STOCK (89.3%)                  PAR      (000'S)
 -------------------------------------------------------
 BASIC MATERIALS (4.5%)
 A. Schulman, Inc.                      3,400   $     41
 *Airgas, Inc.                          7,800         44
 AK Steel Holding Corporation          12,400         99
 Albemarle Corporation                  5,200        103
 Bowater Incorporated                   5,800        256
 Cabot Corporation                      7,500        204
 Carpenter Technology Corporation       2,500         53
 Chesapeake Corporation                 2,000         59
 Cleveland-Cliffs, Inc.                 1,200         31
 Consolidated Papers, Inc.             10,100        370
 Crompton Corporation                  13,263        162
 *Cytec Industries, Inc.                4,700        116
 The Dexter Corporation                 2,600        125
 Ethyl Corporation                      9,300         23
 Ferro Corporation                      3,900         82
 Georgia Gulf Corporation               3,500         73
 Georgia-Pacific Corporation
  (Timber Group)                        9,200        199
 *Grant Prideco, Inc.                  12,100        304
 H.B. Fuller Company                    1,600         73
 IMC Global, Inc.                      12,800        166
 Kennametal, Inc.                       3,400         73
 Longview Fibre Company                 5,800         64
 The Lubrizol Corporation               6,100        128
 Lyondell Chemical Company             13,100        219
 M. A. Hanna Company                    5,500         50
 Martin Marietta Materials, Inc.        5,200        210
 *MAXXAM, Inc.                            800         14
 Minerals Technologies, Inc.            2,400        110
 Olin Corporation                       5,000         83
 P.H. Glatfelter Company                4,700         48
 Rayonier, Inc.                         3,100        111
 RPM, Inc.                             11,900        120
 Ryerson Tull, Inc.                     2,800         29
 Solutia, Inc.                         12,300        169
 Sonoco Products Company               11,400        234
 Southdown, Inc.                        4,000        231
 *UCAR International, Inc.              5,000         65
 Universal Corporation                  3,200         68
 The Valspar Corporation                4,700        159
 Wausau-Mosinee Paper Corporation       5,700         49
                                                --------
     TOTAL BASIC MATERIALS                         4,817
                                                --------
 BUSINESS SERVICES (0.5%)
 *Robert Half International, Inc.      20,000        570
                                                --------
     TOTAL BUSINESS SERVICES                         570
                                                --------

 CAPITAL GOODS (7.0%)
 AGCO Corporation                       6,600         81
 *Albany International
  Corp. - Class A                       3,426         50
 *American Standard Companies,
  Inc.                                  7,900        324
 AMETEK, Inc.                           3,600         63
 Carlisle Companies Incorporated        3,400        153

                                                 MARKET
                                     SHARES/     VALUE
 COMMON STOCK (89.3%)                  PAR      (000'S)
 -------------------------------------------------------
 CAPITAL GOODS continued
 Diebold, Incorporated                  7,700   $    215
 Donaldson Company, Inc.                5,100        101
 Federal Signal Corporation             5,100         84
 Flowserve Corporation                  4,200         63
 Granite Construction Incorporated      3,000         74
 Harsco Corporation                     4,500        115
 Herman Miller, Inc.                    8,800        228
 Hillenbrand Industries, Inc.           7,000        219
 HON INDUSTRIES, Inc.                   6,700        157
 Hubbell Incorporated - Class B         7,200        184
 *Jabil Circuit, Inc.                  20,800      1,031
 *Jacobs Engineering Group, Inc.        2,900         95
 Kaydon Corporation                     3,400         71
 *MagneTek, Inc.                        2,600         21
 Newport News Shipbuilding, Inc.        3,500        129
 Nordson Corporation                    1,800         91
 Pentair, Inc.                          5,400        192
 Precision Castparts Corp.              2,700        122
 *Quanta Services, Inc.                 6,400        352
 The Reynolds and Reynolds
  Company - Class A                     8,500        155
 *SCI Systems, Inc.                    16,100        631
 *Sensormatic Electronics
  Corporation                           8,600        136
 *Sequa Corporation - Class A           1,200         46
 *SPX Corporation                       3,500        423
 The Standard Register Company          3,100         44
 Stewart & Stevenson Services,
  Inc.                                  3,100         47
 Symbol Technologies, Inc.             14,800        799
 Tecumseh Products Company - Class
  A                                     2,200         84
 Teleflex Incorporated                  4,200        150
 Trinity Industries, Inc.               4,400         81
 *Vishay Intertechnology, Inc.         15,087        572
 Wallace Computer Services, Inc.        4,700         46
 York International Corporation         4,300        109
                                                --------
     TOTAL CAPITAL GOODS                           7,538
                                                --------

 COMMUNICATION SERVICES (1.8%)
 *Broadwing, Inc.                      24,100        625
 COMSAT Corporation                     5,922        146
 Media General, Inc. - Class A          3,000        146
 *Powerwave Technologies, Inc.          6,700        295
 Telephone and Data Systems, Inc.       6,900        692
                                                --------
     TOTAL COMMUNICATION SERVICES                  1,904
                                                --------

 CONSUMER CYCLICAL (11.0%)
 A. H. Belo Corporation - Class A      13,200        229
 *Abercrombie & Fitch Co. - Class
  A                                    11,400        139
 *ACNielsen Corporation                 6,500        143
 *Acxiom Corporation                    9,700        264
 *American Eagle Outfitters, Inc.       5,200         73
 *Apollo Group, Inc. - Class A          8,500        238
 Arvin Industries, Inc.                 2,900         50
 Bandag, Incorporated                   2,400         58

                                       13              Index 400 Stock Portfolio

                                                 MARKET
                                     SHARES/     VALUE
 COMMON STOCK (89.3%)                  PAR      (000'S)
 -------------------------------------------------------
 CONSUMER CYCLICAL continued
 *Barnes & Noble, Inc.                  7,700   $    171
 *BJ's Wholesale Club, Inc.             8,200        271
 *Blyth Industries, Inc.                5,400        159
 *Borders Group, Inc.                   8,600        134
 Borg-Warner Automotive, Inc.           3,000        105
 *Burlington Industries, Inc.           5,200          9
 Callaway Golf Company                  8,500        139
 Cintas Corporation                    18,650        683
 Claire's Stores, Inc.                  5,700        110
 Clayton Homes, Inc.                   15,600        125
 *DeVry, Inc.                           7,800        206
 *Dollar Tree Stores, Inc.             11,400        451
 Family Dollar Stores, Inc.            19,300        378
 Fastenal Company                       4,200        213
 Federal-Mogul Corporation              8,200         78
 *Furniture Brands International,
  Inc.                                  5,500         83
 Galileo International, Inc.           10,200        213
 *GTECH Holdings Corporation            3,900         88
 Harte-Hanks, Inc.                      7,700        193
 Houghton Mifflin Company               3,500        163
 *International Game Technology         8,400        223
 International Speedway
  Corporation - Class A                 5,900        244
 *Jones Apparel Group, Inc.            13,651        321
 Kelly Services, Inc. - Class A         4,000         93
 Lancaster Colony Corporation           4,400         84
 *Land's End, Inc.                      3,400        113
 *Lear Corporation                      7,500        150
 Lee Enterprises, Incorporated          4,900        114
 *Mandalay Resort Group                10,100        202
 Manpower, Inc.                         8,500        272
 Mark IV Industries, Inc.               4,900        102
 Meritor Automotive, Inc.               7,000         77
 Modine Manufacturing Company           3,300         89
 *Modis Professional Services,
  Inc.                                 10,700         95
 *Mohawk Industries, Inc.               6,100        133
 *Navigant Consulting, Inc.             4,600         20
 NCH Corporation                          600         22
 *NCO Group, Inc.                       2,800         65
 *The Neiman Marcus Group, Inc. -
  Class A                               5,500        163
 *OfficeMax, Inc.                      12,700         64
 *Ogden Corporation                     5,500         50
 *Park Place Entertainment
  Corporation                          34,000        414
 Payless ShoeSource, Inc.               2,514        129
 Pittston Brink's Group                 5,500         75
 *Premier Parks, Inc.                   8,700        198
 The Reader's Digest Association,
  Inc. - Class A                       11,900        472
 Rollins, Inc.                          3,400         51
 Ross Stores, Inc.                      9,900        169
 *Saks Incorporated                    16,000        168
 *Scholastic Corporation                1,900        116
 Shaw Industries, Inc.                 14,900        186
 Sotheby's Holdings, Inc. - Class
  A                                     6,600        116

                                                 MARKET
                                     SHARES/     VALUE
 COMMON STOCK (89.3%)                  PAR      (000'S)
 -------------------------------------------------------
 CONSUMER CYCLICAL continued
 Stewart Enterprises, Inc. - Class
  A                                    11,900   $     42
 Superior Industries
  International, Inc.                   3,000         77
 *Sylvan Learning Systems, Inc.         4,719         65
 *Tech Data Corporation                 5,800        253
 *Unifi, Inc.                           6,600         82
 USG Corporation                        5,500        167
 Viad Corp.                            10,600        289
 The Warnaco Group, Inc. - Class A      6,200         48
 The Washington Post Company -
  Class B                               1,000        477
 Wellman, Inc.                          3,800         62
 WestPoint Stevens, Inc.                6,000         67
 *Williams-Sonoma, Inc.                 6,300        204
                                                --------
     TOTAL CONSUMER CYCLICAL                      11,789
                                                --------

 CONSUMER STAPLES (6.4%)
 Banta Corporation                      2,800         53
 Bergen Brunswig
  Corporation - Class A                15,000         83
 Bob Evans Farms, Inc.                  4,300         64
 *Brinker International, Inc.           7,300        214
 *Buffets, Inc.                         4,700         60
 Carter-Wallace, Inc.                   5,000        101
 CBRL Group, Inc.                       6,500         95
 *Chris-Craft Industries, Inc.          3,881        256
 Church & Dwight Co., Inc.              4,300         77
 Dean Foods Company                     4,100        130
 The Dial Corporation                  11,800        122
 Dole Food Company, Inc.                6,200        102
 Dreyer's Grand Ice Cream, Inc.         3,100         65
 *Energizer Holdings, Inc.             11,200        204
 Flowers Industries, Inc.              11,200        223
 Hannaford Bros. Co.                    4,700        338
 *Hispanic Broadcasting
  Corporation - Class A                10,300        341
 Hormel Foods Corporation              15,900        267
 IBP, Inc.                             11,900        184
 International Multifoods
  Corporation                           2,100         36
 Interstate Bakeries Corporation        7,600        106
 The J. M. Smucker Company - Class
  A                                     3,200         62
 Lance, Inc.                            3,300         30
 *Lone Star Steakhouse & Saloon,
  Inc.                                  2,600         26
 McCormick & Company, Incorporated      7,900        257
 *Outback Steakhouse, Inc.              8,400        246
 *Papa John's International, Inc.       3,400         83
 *Perrigo Company                       8,200         52
 *PSS World Medical, Inc.               7,900         53
 R.J. Reynolds Tobacco Holdings,
  Inc.                                 12,200        341
 Ruddick Corporation                    5,200         61
 *Suiza Foods Corporation               3,300        161
 Tyson Foods, Inc. - Class A           25,300        221
 Universal Foods Corporation            5,500        102
 *Univision Communications, Inc. -
  Class A                              11,400      1,181

Index 400 Stock Portfolio              14

                                                 MARKET
                                     SHARES/     VALUE
 COMMON STOCK (89.3%)                  PAR      (000'S)
 -------------------------------------------------------
 CONSUMER STAPLES continued
 *Valassis Communications, Inc.         6,300   $    240
 *Westwood One, Inc.                   12,400        424
 Whitman Corporation                   15,700        194
                                                --------
     TOTAL CONSUMER STAPLES                        6,855
                                                --------

 ENERGY (7.6%)
 *BJ Services Company                   9,600        600
 Devon Energy Corporation               9,600        539
 Dynegy, Inc. - Class A                17,000      1,162
 ENSCO International Incorporated      15,300        548
 *Global Marine, Inc.                  19,500        550
 *Hanover Compressor Company            6,400        243
 Helmerich & Payne, Inc.                5,500        206
 Murphy Oil Corporation                 5,000        297
 *Nabors Industries, Inc.              15,500        644
 Noble Affiliates, Inc.                 6,400        238
 *Noble Drilling Corporation           14,700        605
 *Ocean Energy, Inc.                   18,600        264
 Pennzoil-Quaker State Company          8,700        105
 *Pioneer Natural Resources
  Company                              11,200        143
 *Santa Fe Snyder Corporation          20,600        234
 *Smith International, Inc.             5,500        400
 Tidewater, Inc.                        6,200        223
 Ultramar Diamond Shamrock
  Corporation                           9,700        241
 Valero Energy Corporation              6,200        197
 *Varco International, Inc.            10,162        236
 *Weatherford International, Inc.      12,100        482
                                                --------
     TOTAL ENERGY                                  8,157
                                                --------

 FINANCE (9.0%)
 A.G. Edwards, Inc.                     9,900        386
 Allmerica Financial Corporation        6,100        319
 Ambac Financial Group, Inc.            7,800        428
 American Financial Group, Inc.         6,500        161
 Associated Banc-Corp                   7,890        172
 Astoria Financial Corporation          6,100        157
 CCB Financial Corporation              4,500        167
 City National Corporation              5,300        184
 Compass Bancshares, Inc.              12,700        217
 Dime Bancorp, Inc.                    12,400        195
 *E*TRADE Group, Inc.                  32,300        532
 Everest Re Group, Ltd.                 5,200        171
 The FINOVA Group, Inc.                 6,800         88
 First Security Corporation            21,800        296
 First Tennessee National
  Corporation                          14,500        240
 First Virginia Banks, Inc.             5,500        191
 FirstMerit Corporation                10,000        214
 GreenPoint Financial Corp.            12,000        225
 Hibernia Corporation - Class A        17,900        195
 Horace Mann Educators Corporation      4,600         69
 HSB Group, Inc.                        3,200        100
 Keystone Financial, Inc.               5,400        115
 Legg Mason, Inc.                       7,000        350
 Marshall & Ilsley Corporation         11,900        494

                                                 MARKET
                                     SHARES/     VALUE
 COMMON STOCK (89.3%)                  PAR      (000'S)
 -------------------------------------------------------
 FINANCE continued
 Mercantile Bankshares Corporation      7,700   $    230
 National Commerce Bancorporation      12,100        194
 North Fork Bancorporation, Inc.       19,700        298
 Ohio Casualty Corporation              6,700         71
 Old Republic International
  Corporation                          14,100        233
 Pacific Century Financial
  Corporation                           8,900        130
 The PMI Group, Inc.                    4,950        235
 Protective Life Corporation            7,200        192
 Provident Financial Group, Inc.        5,400        129
 ReliaStar Financial Corp.              9,900        519
 Sovereign Bancorp, Inc.               24,500        172
 TCF Financial Corporation              9,300        239
 Unitrin, Inc.                          7,900        232
 Waddell & Reed Financial, Inc. -
  Class A                               9,200        302
 Webster Financial Corporation          5,100        113
 Westamerica Bancorporation             4,200        110
 Wilmington Trust Corporation           3,600        154
 Zions Bancorporation                   9,500        436
                                                --------
     TOTAL FINANCE                                 9,655
                                                --------

 HEALTHCARE (11.7%)
 *Acuson Corporation                    3,000         41
 *Apria Healthcare Group, Inc.          5,800         71
 Beckman Coulter, Inc.                  3,200        187
 *Beverly Enterprises, Inc.            11,400         32
 *Chiron Corporation                   20,300        964
 *Covance, Inc.                         6,400         56
 DENTSPLY International, Inc.           5,900        182
 *Edwards Lifesciences Corporation      6,500        120
 *Express Scripts, Inc. - Class A       4,300        267
 *First Health Group Corp.              5,500        180
 *Forest Laboratories, Inc.             9,400        949
 *Foundation Health Systems,
  Inc. - Class A                       13,600        177
 *Genzyme Corporation (General
  Division)                             9,400        559
 *Gilead Sciences, Inc.                 4,900        349
 *Health Management Associates,
  Inc. - Class A                       26,900        351
 ICN Pharmaceuticals, Inc.              8,700        242
 *Incyte Genomics, Inc.                 3,200        263
 *IVAX Corporation                     17,700        735
 *Lincare Holdings, Inc.                6,000        148
 *MedImmune, Inc.                      22,600      1,671
 *Millennium Pharmaceuticals, Inc.     10,000      1,119
 *MiniMed, Inc.                         3,500        413
 Mylan Laboratories, Inc.              14,400        263
 Omnicare, Inc.                        10,200         92
 *Oxford Health Plans, Inc.             9,100        217
 *PacifiCare Health Systems, Inc.       4,900        295
 *Quorum Health Group, Inc.             7,900         81
 *Sepracor, Inc.                        7,400        893
 *STERIS Corporation                    7,500         67
 Stryker Corporation                   21,600        945

                                       15              Index 400 Stock Portfolio

                                                 MARKET
                                     SHARES/     VALUE
 COMMON STOCK (89.3%)                  PAR      (000'S)
 -------------------------------------------------------
 HEALTHCARE continued
 *Sybron International Corporation     11,600   $    230
 *Trigon Healthcare, Inc. - Class
  A                                     4,400        227
 *VISX, Incorporated                    7,200        202
                                                --------
     TOTAL HEALTHCARE                             12,588
                                                --------

 TECHNOLOGY (20.1%)
 *ADTRAN, Inc.                          4,400        263
 *Affiliated Computer Services,
  Inc. - Class A                        5,500        182
 *ANTEC Corporation                     4,200        175
 *Arrow Electronics, Inc.              10,700        332
 *Atmel Corporation                    24,600        907
 Avnet, Inc.                            4,900        290
 *Burr-Brown Corporation                6,200        537
 *Cadence Design Systems, Inc.         27,200        554
 *Cambridge Technology Partners,
  Inc.                                  6,700         58
 *CDW Computer Centers, Inc.            9,600        600
 *CheckFree Holdings Corporation        6,700        345
 *Cirrus Logic, Inc.                    7,400        118
 Comdisco, Inc.                        17,000        379
 *CommScope, Inc.                       5,700        234
 *Concord EFS, Inc.                    22,950        597
 *CSG Systems International, Inc.       5,800        325
 *Cypress Semiconductor
  Corporation                          12,200        515
 *DST Systems, Inc.                     7,100        540
 *Electronic Arts, Inc.                 7,200        525
 *Fiserv, Inc.                         13,650        590
 *Gartner Group, Inc. - Class B         9,900         98
 Harris Corporation                     7,700        252
 *Imation Corp.                         4,100        120
 *Informix Corporation                 30,000        223
 *Integrated Device Technology,
  Inc.                                 10,400        623
 *Intuit, Inc.                         21,800        902
 *Investment Technology Group,
  Inc.                                  3,500        149
 *Keane, Inc.                           8,000        173
 *L-3 Communications Holdings,
  Inc.                                  3,700        211
 *Legato Systems, Inc.                  9,500        144
 *Litton Industries, Inc.               5,100        214
 *Macromedia, Inc.                      5,500        532
 MarchFirst, Inc.                      16,000        292
 *Mentor Graphics Corporation           7,200        143
 *Micrel, Incorporated                  9,200        400
 *Microchip Technology
  Incorporated                          8,550        498
 *Network Associates, Inc.             15,500        316
 *NOVA Corporation                      8,200        229
 *Novellus Systems, Inc.                4,300        243
 *NVIDIA Corporation                    6,800        432
 *Policy Management Systems
  Corporation                           4,000         62
 *Polycom, Inc.                         3,700        348
 *QLogic Corporation                    8,200        542
 *Quantum Corporation - DLT &
  Storage Systems                      17,900        173
 *Rational Software Corporation         9,900        920
 *Sawtek, Inc.                          4,700        271

                                                 MARKET
                                     SHARES/     VALUE
 COMMON STOCK (89.3%)                  PAR      (000'S)
 -------------------------------------------------------
 TECHNOLOGY continued
 *Storage Technology Corporation       11,200   $    123
 *Structural Dynamics Research
  Corporation                           4,000         60
 *SunGard Data Systems, Inc.           14,300        443
 *Sybase, Inc.                          9,100        209
 *Sykes Enterprises, Incorporated       4,700         61
 *Symantec Corporation                  6,600        356
 *Synopsys, Inc.                        7,800        270
 *The Titan Corporation                 5,600        251
 *Transaction Systems Architects,
  Inc. - Class A                        3,600         62
 *TranSwitch Corporation                4,400        340
 *TriQuint Semiconductor, Inc.          4,200        402
 *Vitesse Semiconductor
  Corporation                          20,000      1,472
 *Waters Corporation                    6,900        861
                                                --------
     TOTAL TECHNOLOGY                             21,486
                                                --------

 TRANSPORTATION (1.1%)
 Airborne Freight Corporation           5,400        102
 *Alaska Air Group, Inc.                2,900         79
 Alexander & Baldwin, Inc.              4,800        106
 Arnold Industries, Inc.                2,700         33
 C.H. Robinson Worldwide, Inc.          4,600        227
 CNF Transportation, Inc.               5,400        123
 GATX Corporation                       5,500        186
 *J.B. Hunt Transport Services,
  Inc.                                  4,000         62
 Overseas Shipholding Group, Inc.       3,800         94
 *Swift Transportation Co., Inc.        7,200        101
 *Wisconsin Central Transportation
  Corporation                           5,700         74
                                                --------
     TOTAL TRANSPORTATION                          1,187
                                                --------

 UTILITIES (8.6%)
 AGL Resources, Inc.                    6,400        102
 Allegheny Energy, Inc.                12,300        337
 Alliant Energy Corporation             8,800        229
 American Water Works Company,
  Inc.                                 10,800        270
 Black Hills Corporation                2,400         54
 *Calpine Corporation                  14,100        927
 Cleco Corporation                      2,500         84
 CMP Group, Inc.                        3,600        106
 Conectiv, Inc.                        10,400        162
 DPL, Inc.                             14,900        327
 DQE, Inc.                              8,400        332
 Energy East Corporation               13,800        263
 Hawaiian Electric Industries,
  Inc.                                  3,600        118
 IDACORP, Inc.                          4,200        135
 IPALCO Enterprises, Inc.               9,600        193
 Kansas City Power & Light Company      6,900        155
 KeySpan Corporation                   14,900        458
 Kinder Morgan, Inc.                   12,600        435
 LG&E Energy Corp.                     14,500        346
 MCN Energy Group, Inc.                 9,600        205
 Minnesota Power, Inc.                  8,200        142
 The Montana Power Company             12,300        434

Index 400 Stock Portfolio              16

                                                 MARKET
                                     SHARES/     VALUE
 COMMON STOCK (89.3%)                  PAR      (000'S)
 -------------------------------------------------------
 UTILITIES continued
 National Fuel Gas Company              4,400   $    215
 NiSource, Inc.                        14,000        261
 Northeast Utilities                   15,900        346
 NSTAR                                  6,700        273
 OGE Energy Corp.                       8,700        161
 Potomac Electric Power Company        13,200        330
 Public Service Company of New
  Mexico                                4,500         69
 Puget Sound Energy, Inc.               9,400        200
 Questar Corporation                    9,200        178
 SCANA Corporation                     11,600        280
 Sierra Pacific Resources               8,781        110
 TECO Energy, Inc.                     14,400        289
 UtiliCorp United, Inc.                10,400        207
 Vectren Corporation                    6,800        117
 Washington Gas Light Company           5,200        125
 Wisconsin Energy Corporation          13,200        262
                                                --------
     TOTAL UTILITIES                               9,237
                                                --------

     TOTAL COMMON STOCK
      (COST $93,432)                              95,783
                                                --------

 FEDERAL GOVERNMENT AND AGENCIES (2.4%)
 Federal Farm Credit Bank, 6.42%,
  7/17/00                             100,000        100
 Federal Home Loan Bank, 6.41%,
  07/26/00                            100,000        100
#Federal Home Loan Mortgage
  Corporation, 6.40%, 08/01/00        300,000        298
#Federal National Mortgage
  Association, 6.40%, 7/17/00       1,600,000      1,595
#Federal National Mortgage
  Association, 6.40%, 7/20/00         500,000        498
                                                --------
     TOTAL FEDERAL GOVERNMENT AND
       AGENCIES                                    2,591
                                                --------

                                                 MARKET
                                     SHARES/     VALUE
 MONEY MARKET INVESTMENTS (10.1%)      PAR      (000'S)
 -------------------------------------------------------
 OFFICE MACHINES (4.2%)
 #Xerox Corporation, 6.68%, 7/5/00  4,400,000   $  4,397
                                                --------
     TOTAL OFFICE MACHINES                         4,397
                                                --------

 PERSONAL CREDIT INSTITUTIONS (3.5%)
 Associates Corporation of North
  America, 6.94%, 7/3/00            3,800,000      3,799
                                                --------
     TOTAL PERSONAL CREDIT
       INSTITUTIONS                                3,799
                                                --------

     TOTAL MONEY MARKET
      INVESTMENTS (COST $10,787)                  10,787
                                                --------

     TOTAL INVESTMENTS (99.4%)
      (COST $104,219)/\                          106,570

     OTHER ASSETS, LESS LIABILITIES (0.6%)           636
                                                --------

     TOTAL NET ASSETS (100.0%)                  $107,206
                                                --------

* Non-Income Producing

# Partially held by the custodian in a segregated account as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below.

                                                  UNREALIZED
                                                APPRECIATION /
                       NUMBER OF   EXPIRATION   (DEPRECIATION)
ISSUERS                CONTRACTS      DATE          (000'S)
---------------------------------------------------------------
Midcap 400                43         Sep-00          ($343)
  Total Notional
    Value at
    6/30/2000 $10,842

/\At 6/30/2000, the aggregate cost of securities for federal income tax purposes was $104,219 and the net unrealized appreciation of investments based on that cost was $2,351 which is comprised of $10,438 aggregate gross unrealized appreciation and $8,087 aggregate gross unrealized depreciation.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       17              Index 400 Stock Portfolio

 Objective:                               Portfolio Strategy:                                    Net Assets:

 Long-term appreciation of capital        Hold a diversified mix of high quality growth          $769,055,132
 with moderate risk                       stocks
                                          of medium and large companies with above-average
                                          potential for earnings growth.

GROWTH STOCK PORTFOLIO
The Growth Stock Portfolio is invested in high quality companies of large to medium capitalization with strong financial characteristics and the ability to generate internal growth. A key factor in stock selection is the choice of industries with good earnings potential, based on analysis of economic trends to determine their impact on various sectors of the economy. Stock selection is made through "top down" analysis: first industry and market sector choices are made based on the economic environment, and then the most promising companies within each sector are selected as holdings. A strategy of this portfolio is to go beyond the most familiar "blue chip" names to seek out medium-sized companies with stock prices that do not yet reflect their potential for growth. Diversification across 70 to 90 stocks in a wide range of industry groups reduces the portfolio's risk profile.
The Growth Stock Portfolio continued its record of strong performance in the first half of 2000, exceeding total return of the S&P 500 Index by 4.8 percentage points for the last six months and by 6.6 points over the last 12 months. Performance benefited from both industry weightings and selection of individual stocks.
The largest industry segment is technology, in which the portfolio is slightly overweighted relative to the S&P 500 Index. Among the largest technology holdings are Intel, Cisco and Nortel, all of which are leading companies with powerful earnings streams. Other technology holdings that performed especially well were Amdocs, which provides customer care and billing services for telecommunications companies, and TIBCO Software. Performance benefited from a substantially overweighted position in consumer cyclicals, with the emphasis on retailers that are adding new stores, such as Kohl's and Walgreen's. Other top performers were drug companies Pfizer and Eli Lilly, which announced promising new product developments. Rising oil and gas prices helped energy and related holdings, including Enron, a wholesale provider of energy and related services. Overall performance has also benefited from the Portfolio's diversified approach and the outperformance of higher quality companies in the marketplace this year.
                               SECTOR ALLOCATION
                                   6/30/2000

                         [SECTOR ALLOCATION PIE CHART]

                                              SECTOR
                                            ALLOCATION
                                            ----------
Technology................................      30

Consumer Cyclicals........................      13

Consumer Staples..........................      10

Basic Materials/Capital Goods.............       8

Energy....................................       7

Finance...................................       7

Other Industries..........................       7

Health Care...............................       6

S&P Index Futures.........................       9

Cash Equivalents..........................       3

TOP 10 EQUITY HOLDINGS
6/30/2000


   Security Description                                        % of Total Net Assets
   -------------------------------------------------------------------------------------
   Intel Corporation                                                            2.8%
   -------------------------------------------------------------------------------------
   Cisco Systems, Inc.                                                          2.8%
   -------------------------------------------------------------------------------------
   General Electric Company                                                     2.6%
   -------------------------------------------------------------------------------------
   Nortel Networks Corporation                                                  2.1%
   -------------------------------------------------------------------------------------
   Kohl's Corporation                                                           2.0%
   -------------------------------------------------------------------------------------
   Microsoft Corporation                                                        1.9%
   -------------------------------------------------------------------------------------
   Enron Corp.                                                                  1.9%
   -------------------------------------------------------------------------------------
   Amdocs Limited                                                               1.8%
   -------------------------------------------------------------------------------------
   TIBCO Software, Inc.                                                         1.7%
   -------------------------------------------------------------------------------------
   Oracle Corporation                                                           1.7%
   -------------------------------------------------------------------------------------

PERFORMANCE RELATIVE TO THE S&P 500 INDEX

[LINE GRAPH]

------------------------------------------------------
             Average Annual Total Return
           For Periods Ended June 30, 2000
                                              Since
                         1 Year   5 Years   Inception#
------------------------------------------------------
Growth Stock Portfolio   13.88%   23.71%      21.80%
S&P 500 Index             7.31%   23.74%      23.09%
------------------------------------------------------
# Inception date of
 5/3/1994

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

This chart assumes an initial investment of $10,000 made on 5/3/94 (commencement of operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns, which reflect deduction of charges for the separate account, are shown on page 58.

Growth Stock Portfolio                 18

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
June 30, 2000 (unaudited)

                                                   MARKET
                                      SHARES/      VALUE
 COMMON STOCK (87.1%)                   PAR       (000'S)
 ---------------------------------------------------------
 BASIC MATERIALS (1.5%)
 Ecolab, Inc.                           210,000   $  8,203
 The Mead Corporation                    56,700      1,432
 PPG Industries, Inc.                    50,300      2,229
                                                  --------
     TOTAL                                          11,864
                                                  --------

 CAPITAL GOODS (6.4%)
 Avery Dennison Corporation              94,100      6,316
 Corning Incorporated                    38,400     10,363
 Emerson Electric Co.                    18,000      1,087
 General Electric Company               378,400     20,055
 Illinois Tool Works, Inc.               71,800      4,093
 Tyco International Ltd.                152,100      7,206
                                                  --------
     TOTAL                                          49,120
                                                  --------

 COMMUNICATION SERVICES (3.9%)
 AT&T Corp.                             193,700      6,126
 *AT&T Wireless Group                    37,600      1,048
 GTE Corporation                         87,600      5,453
 *Nextel Communications,
  Inc. - Class A                        149,400      9,141
 SBC Communications, Inc.                51,639      2,233
 Sprint Corporation (FON Group)          43,500      2,219
 *WorldCom, Inc.                         86,750      3,980
                                                  --------
     TOTAL                                          30,200
                                                  --------

 CONSUMER CYCLICAL (12.6%)
 *Amazon.com, Inc.                       41,900      1,521
 *Barnes & Noble, Inc.                  141,000      3,137
 *Costco Wholesale Corporation          140,600      4,640
 Ford Motor Company                      93,000      3,999
 Harley-Davidson, Inc.                  314,300     12,101
 The Home Depot, Inc.                   179,250      8,951
 The Interpublic Group of
  Companies, Inc.                       104,900      4,511
 *Kohl's Corporation                    281,200     15,642
 The McGraw-Hill Companies, Inc.        154,200      8,327
 The New York Times Company - Class
  A                                     129,200      5,103
 Omnicom Group, Inc.                     35,600      3,171
 The ServiceMaster Company              245,250      2,790
 Target Corporation                      75,000      4,350
 Tiffany & Co.                           27,500      1,856
 Tribune Company                        152,000      5,320
 *Visteon Corporation                       576          7
 Wal-Mart Stores, Inc.                  197,800     11,398
                                                  --------
     TOTAL                                          96,824
                                                  --------

 CONSUMER STAPLES (9.6%)
 Anheuser-Busch Companies, Inc.          92,600      6,916
 Benckiser N.V.                             509         32
 The Estee Lauder Companies, Inc. -
  Class A                               161,500      7,984
 Keebler Foods Company                  246,200      9,140

                                                   MARKET
                                      SHARES/      VALUE
 COMMON STOCK (87.1%)                   PAR       (000'S)
 ---------------------------------------------------------
 CONSUMER STAPLES continued
 Kimberly-Clark Corporation             108,800   $  6,242
 McDonald's Corporation                 160,000      5,270
 PepsiCo, Inc.                          173,500      7,710
 The Procter & Gamble Company            49,900      2,857
 The Quaker Oats Company                 73,600      5,529
 Time Warner, Inc.                       87,600      6,658
 *Viacom, Inc. - Class B                 84,900      5,789
 Walgreen Co.                           290,800      9,360
                                                  --------
     TOTAL                                          73,487
                                                  --------

 ENERGY (7.1%)
 BP Amoco PLC, ADR                       95,100      5,379
 Chevron Corporation                     24,400      2,069
 Conoco, Inc. - Class B                 275,700      6,772
 Diamond Offshore Drilling, Inc.         90,300      3,172
 EOG Resources, Inc.                    294,500      9,866
 Exxon Mobil Corporation                139,167     10,924
 Santa Fe International Corporation      97,700      3,413
 Schlumberger Limited                    76,500      5,709
 Tosco Corporation                      248,500      7,036
                                                  --------
     TOTAL                                          54,340
                                                  --------

 FINANCE (6.5%)
 American International Group, Inc.      26,800      3,149
 The Bank of New York Company, Inc.     140,800      6,547
 The Chase Manhattan Corporation         87,420      4,027
 Citigroup, Inc.                        210,100     12,658
 Firth Third Bancorp                     75,500      4,775
 Lehman Brothers Holdings, Inc.          69,700      6,591
 Morgan Stanley Dean Witter & Co.       145,100     12,080
                                                  --------
     TOTAL                                          49,827
                                                  --------

 HEALTHCARE (6.0%)
 Bristol-Myers Squibb Company            83,500      4,864
 Eli Lilly and Company                   64,900      6,482
 *Guidant Corporation                   114,900      5,688
 Johnson & Johnson                       58,800      5,990
 Medtronic, Inc.                        170,700      8,503
 Merck & Co., Inc.                      100,300      7,685
 Pfizer, Inc.                           142,650      6,847
                                                  --------
     TOTAL                                          46,059
                                                  --------

 TECHNOLOGY (30.4%)
 *360networks Inc.                       33,300        508
 *3Com Corporation                       50,300      2,899
 *Agilent Technologies, Inc.             52,907      3,902
 *Amdocs Limited                        184,100     14,130
 *America Online, Inc.                  128,900      6,799
 *Atmel Corporation                     177,200      6,534
 *Avanex Corporation                     19,600      1,872
 *Cisco Systems, Inc.                   333,900     21,224
 *Concord EFS, Inc.                     174,900      4,547

                                       19                 Growth Stock Portfolio

                                                   MARKET
                                      SHARES/      VALUE
 COMMON STOCK (87.1%)                   PAR       (000'S)
 ---------------------------------------------------------
 TECHNOLOGY continued
 *Dell Computer Corporation             142,700   $  7,037
 Electronic Data Systems
  Corporation                           147,100      6,068
 *EMC Corporation                       132,200     10,171
 *Fiserv, Inc.                          281,275     12,165
 Hewlett-Packard Company                 69,500      8,679
 Intel Corporation                      162,600     21,738
 International Business Machines
  Corporation                            71,100      7,790
 *Internet Pictures Corporation         107,800      1,630
 *Lexmark International Group,
  Inc. - Class A                         68,700      4,620
 *Microsoft Corporation                 183,600     14,688
 Motorola, Inc.                          83,700      2,433
 *Nokia Corp., ADR                       40,800      2,037
 Nortel Networks Corporation            236,400     16,134
 *Oracle Corporation                    155,800     13,097
 *Palm, Inc.                             49,700      1,659
 *Sun Microsystems, Inc.                 94,000      8,548
 *Tellabs, Inc.                          83,700      5,728
 Texas Instruments Incorporated         135,600      9,314
 *TIBCO Software, Inc.                  123,600     13,254
 *Williams Communications Group,
  Inc. - Class A                        158,300      5,254
                                                  --------
     TOTAL                                         234,459
                                                  --------

 TRANSPORTATION (1.2%)
 *FedEx Corporation                      65,000      2,470
 *Midwest Express Holdings, Inc.        125,400      2,696
 Southwest Airlines Co.                 221,175      4,189
                                                  --------
     TOTAL                                           9,355
                                                  --------
 UTILITIES (1.9%)
 Enron Corp.                            224,200     14,461
                                                  --------
     TOTAL                                          14,461
                                                  --------

     TOTAL COMMON STOCK (COST
      $446,219)                                    669,996
                                                  --------
 MONEY MARKET INVESTMENTS (12.3%)
 ---------------------------------------------------------
 FEDERAL GOVERNMENT AND AGENCIES (0.5%)
 #Federal National Mortgage
  Association, 6.40%, 7/17/00         4,000,000      3,989
                                                  --------
     TOTAL                                           3,989
                                                  --------

 FINANCE (2.6%)
 #The CIT Group, 6.6%, 8/9/00        20,000,000     19,857
                                                  --------
     TOTAL                                          19,857
                                                  --------

                                                   MARKET
                                      SHARES/      VALUE
  MONEY MARKET INVESTMENTS (12.3%)      PAR       (000'S)
 ---------------------------------------------------------
 FINANCE SERVICES (5.1%)
 #Asset Securitization, 6.55%,
  8/15/00                            20,000,000   $ 19,836
 #Citicorp, 6.62%, 8/10/00           20,000,000     19,853
                                                  --------
     TOTAL                                          39,689
                                                  --------

 MISC. BUSINESS CREDIT INSTITUTIONS (2.6%)
 #National Rural Utility, 6.65%,
  7/14/00                            20,000,000     19,952
                                                  --------
     TOTAL                                          19,952
                                                  --------

 PERSONAL CREDIT INSTITUTIONS (1.5%)
 General Electric Capital
  Corporation, 6.9%, 7/5/00          11,300,000     11,291
                                                  --------
     TOTAL                                          11,291
                                                  --------

     TOTAL MONEY MARKET INVESTMENTS
      (COST $94,778)                                94,778
                                                  --------

     TOTAL INVESTMENTS (99.4%)
      (COST $540,997)/\                            764,774
                                                  --------

     OTHER ASSETS, LESS LIABILITIES (0.6%)           4,281
                                                  --------

     TOTAL NET ASSETS (100.0%)                    $769,055
                                                  --------

* Non-Income Producing

# Partially held by the custodian in a segregated account as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below.

                                                  UNREALIZED
                                                APPRECIATION/
                       NUMBER OF   EXPIRATION   (DEPRECIATION)
ISSUERS                CONTRACTS      DATE         (000'S)
--------------------------------------------------------------
S&P 500                   189        Sep-00         ($ 249)
Total Notional Value
  at 6/30/2000
  $69,617

   ADR -- American Depository Receipt

/\At 6/30/2000, the aggregate cost of securities for federal income tax purposes was $540,997 and the net unrealized appreciation of investments based on that cost was $223,777 which is comprised of $248,021 aggregate gross unrealized appreciation and $24,244 aggregate gross unrealized depreciation.

    The Accompanying Notes are an Integral Part of the Financial Statements

Growth Stock Portfolio                 20

 Objective:                               Portfolio Strategy:                                    Net Assets:

 Long-term growth of capital and          Actively manage a portfolio of equity securities       $624,029,213
 income, consistent with moderate         with
 investment risk                          a goal of exceeding the total return of the S&P 500
                                          Index.

GROWTH & INCOME STOCK PORTFOLIO
The Growth and Income Portfolio invests mainly in large-capitalization stocks, with a focus on seeking the most attractive valuations in the market based on long-term earnings forecasts. A sector balance within a few percentage points of the S&P 500 Index is normally maintained, with the emphasis on undervalued stocks within each industry group; a valuation discipline mandates the sale of stocks regarded as overvalued. More focus is placed on capital appreciation and dividend growth than on current dividends. The Portfolio is normally fully invested in equity securities.
Despite some change in market sentiment, with more attention to assets and earnings and less enthusiasm for unproven technology issues, the market remains focused largely on growth. It is therefore very difficult for managers whose main focus is on value to outperform the major indices.
Although several of the largest holdings are leading technology names, the percentages of the total Portfolio invested in most of these stocks do not represent an overweighting relative to the S&P 500 Index. In fact, technology represents 30% of equity holdings (29% of total assets), compared with 32% for the index; in line with the Portfolio's stated strategy, the technology stocks that are considered to represent the best values within their industry are selected in order to keep the industry representation within approximately three percentage points of the broad index.
The stocks with the largest weightings relative to the S&P 500 represent a broad range of industries. These include Tyco International, a diversified manufacturer of consumer and industrial products; Sun Microsystems, which sells computer networking systems; ALZA, a health care company; Liberty Media, a tracking stock for AT&T's media holdings; Ambac, an insurance company; Exxon Mobil, a leading international oil company; and Rohm & Haas, a specialty chemical company. Several of these large holdings were among the best performing stocks in recent months; Eli Lilly, Philip Morris and MetLife also contributed to performance. Offsetting these positive trends were downward moves in stocks of several companies that reported disappointing earnings, including Motorola, Computer Associates, Honeywell and First Union Corporation.
The Growth and Income Stock Portfolio is managed for Northwestern Mutual by J.
P. Morgan Investment Management, Inc.

                               SECTOR ALLOCATION
                                   6/30/2000
[SMALL CAP GROWTH STOCK PORTFOLIO PIE CHART]

                                                                           Sector Allocation
Consumer Cyclicals                                                                      7.00
Consumer Staples                                                                        7.00
Health Care                                                                            11.00
Basic Materials/Capital Goods                                                          12.00
Energy                                                                                  6.00
Technology                                                                             29.00
Finance                                                                                13.00
Other Industries                                                                       12.00
Cash Equivalents                                                                        3.00

TOP 10 HOLDINGS
6/30/2000


   Security Description                                       % of Total Net Assets
   ------------------------------------------------------------------------------------
   Cisco Systems, Inc.                                                         4.3%
   ------------------------------------------------------------------------------------
   Intel Corporation                                                           4.2%
   ------------------------------------------------------------------------------------
   Microsoft Corporation                                                       3.8%
   ------------------------------------------------------------------------------------
   Tyco International Ltd.                                                     3.5%
   ------------------------------------------------------------------------------------
   Exxon Mobil Corporation                                                     3.4%
   ------------------------------------------------------------------------------------
   Sun Microsystems, Inc.                                                      2.9%
   ------------------------------------------------------------------------------------
   General Electric Company                                                    2.9%
   ------------------------------------------------------------------------------------
   Eli Lilly and Company                                                       1.9%
   ------------------------------------------------------------------------------------
   Pfizer, Inc.                                                                1.8%
   ------------------------------------------------------------------------------------
   AT&T Corp. - Liberty Media Group                                            1.8%

PERFORMANCE RELATIVE TO THE S&P 500 INDEX
[LINE GRAPH]

                                                              Growth & Income Stock Portfolio               S&P 500 Index
5/94                                                                                 10000.00                    10000.00
6/94                                                                                  9784.00                     9845.00
6/95                                                                                 11754.00                    12394.00
6/96                                                                                 14099.00                    15604.00
6/97                                                                                 18641.00                    20999.00
6/98                                                                                 23288.00                    27305.00
6/99                                                                                 27927.00                    33503.00
6/00                                                                                 26783.00                    35952.00

-------------------------------------------------------------
                 Average Annual Total Return
               For Periods Ended June 30, 2000
                                                     Since
                                1 Year   5 Years   Inception#
-------------------------------------------------------------
Growth & Income Stock
 Portfolio                      -4.10%   17.91%      17.35%
S&P 500 Index                    7.31%   23.74%      23.09%
-------------------------------------------------------------
# Inception Date of 5/3/1994

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

This chart assumes an initial investment of $10,000 made on 5/3/94 (commencement of operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns, which reflect deduction of charges for the separate account, are shown on page 58.

                                       21        Growth & Income Stock Portfolio

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
June 30, 2000 (unaudited)

                                                    MARKET
                                       SHARES/       VALUE
COMMON STOCK (97.7%)                     PAR        (000'S)
------------------------------------------------------------
BASIC MATERIALS (3.4%)
Alcoa, Inc.                             118,064    $   3,424
Allegheny Technologies
 Incorporated                           145,250        2,615
Rohm and Haas Company                   254,600        8,783
*Smurfit-Stone Container
 Corporation                            272,934        3,514
Temple-Inland, Inc.                      67,200        2,822
                                                   ---------
    TOTAL                                             21,158
                                                   ---------
CAPITAL GOODS (8.3%)
Cooper Industries, Inc.                 127,700        4,158
General Electric Company                335,800       17,797
Honeywell International, Inc.           105,200        3,544
*Sensormatic Electronics
 Corporation                            118,600        1,875
Tyco International Ltd.                 462,698       21,921
Waste Management, Inc.                  141,217        2,683
                                                   ---------
    TOTAL                                             51,978
                                                   ---------
COMMUNICATION SERVICES (9.1%)
*Allegiance Telecom, Inc.                29,550        1,891
AT&T Corp.                              165,600        5,237
*AT&T Corp. - Liberty Media Group       456,500       11,070
*Global Crossing Ltd.                   124,000        3,263
GTE Corporation                         138,400        8,615
*Level 3 Communications, Inc.            34,100        3,001
*Qwest Communications
 International, Inc.                     60,200        2,991
SBC Communications, Inc.                198,510        8,586
*Sprint Corporation (PCS Group)          52,200        3,106
*WorldCom, Inc.                         197,559        9,063
                                                   ---------
    TOTAL                                             56,823
                                                   ---------

CONSUMER CYCLICAL (7.4%)
*Abercrombie & Fitch Co. - Class A      128,300        1,564
*Cendant Corporation                    225,304        3,154
Circuit City Stores, Inc.                71,300        2,366
*Federated Department Stores, Inc.       82,600        2,788
Ford Motor Company                       72,300        3,109
The Gap, Inc.                            61,300        1,916
*Jones Apparel Group, Inc.               81,600        1,918
*Lear Corporation                        99,800        1,996
The News Corporation Limited, ADR       174,400        9,504
Target Corporation                       79,500        4,611
The TJX Companies, Inc.                 218,800        4,103
*Visteon Corporation                      9,296          113
Wal-Mart Stores, Inc.                   151,800        8,747
                                                   ---------
    TOTAL                                             45,889
                                                   ---------
CONSUMER STAPLES (7.0%)
The Clorox Company                       62,500        2,801
The Coca-Cola Company                    93,900        5,393

                                                    MARKET
                                       SHARES/       VALUE
COMMON STOCK (97.7%)                     PAR        (000'S)
------------------------------------------------------------
CONSUMER STAPLES continued
*Comcast Corporation - Class A           61,200    $   2,479
The Gillette Company                    178,800        6,247
Philip Morris Companies, Inc.           357,100        9,485
The Procter & Gamble Company             75,800        4,340
The Seagram Company Ltd.                122,000        7,076
Time Warner, Inc.                        73,500        5,586
                                                   ---------
    TOTAL                                             43,407
                                                   ---------

ENERGY (6.2%)
Baker Hughes Incorporated                99,600        3,187
Dynegy, Inc. - Class A                   50,900        3,477
Exxon Mobil Corporation                 268,327       21,063
*Global Marine, Inc.                    133,200        3,755
Shell Transport & Trading Company        84,900        4,240
Tosco Corporation                       102,500        2,902
                                                   ---------
    TOTAL                                             38,624
                                                   ---------

FINANCE (12.9%)
Ambac Financial Group, Inc.             147,700        8,097
Bank of America Corporation              85,443        3,674
Capital One Financial Corporation       119,600        5,337
CIGNA Corporation                        49,700        4,647
The CIT Group, Inc.                     198,670        3,228
Citigroup, Inc.                         144,900        8,731
Dime Bancorp, Inc.                      124,400        1,959
*E*TRADE Group, Inc.                     90,600        1,495
Federal National Mortgage
 Association                             55,400        2,891
First Union Corporation                 296,400        7,354
The Goldman Sachs Group, Inc.            65,900        6,252
KeyCorp                                 171,200        3,017
*MetLife, Inc.                          214,600        4,520
U.S. Bancorp                            382,300        7,360
Washington Mutual, Inc.                 208,000        6,006
XL Capital Ltd. - Class A               110,300        5,970
                                                   ---------
    TOTAL                                             80,538
                                                   ---------

HEALTHCARE (11.0%)
*ALZA Corporation                       185,200       10,950
American Home Products Corporation      111,100        6,527
Bristol-Myers Squibb Company            126,700        7,380
Eli Lilly and Company                   120,300       12,015
PE Corporation                           36,400        2,398
Pfizer, Inc.                            236,200       11,338
Pharmacia Corporation                   209,452       10,826
Schering-Plough Corporation             144,400        7,292
                                                   ---------
    TOTAL                                             68,726
                                                   ---------

Growth & Income Stock Portfolio        22

                                                    MARKET
                                       SHARES/       VALUE
COMMON STOCK (97.7%)                     PAR        (000'S)
------------------------------------------------------------
TECHNOLOGY (29.4%)
*America Online, Inc.                   142,000    $   7,491
*Applied Materials, Inc.                 38,200        3,462
*Cisco Systems, Inc.                    421,200       26,772
*Citrix Systems, Inc.                    56,700        1,074
Compaq Computer Corporation             154,300        3,944
Computer Associates International,
 Inc.                                   154,300        7,898
*Dell Computer Corporation               87,800        4,330
*EMC Corporation                        124,200        9,556
Intel Corporation                       196,600       26,283
International Business Machines
 Corporation                             37,900        4,152
Lucent Technologies, Inc.               111,815        6,625
*Microsoft Corporation                  296,900       23,752
*MicroStrategy Incorporated              12,700          381
Motorola, Inc.                          200,600        5,830
Nortel Networks Corporation              91,900        6,272
*Oracle Corporation                      80,400        6,759
*Parametric Technology Corporation       25,000          275
*Quantum Corporation - DLT &
 Storage Systems                         86,200          835
*Seagate Technology, Inc.                71,300        3,922
*Siebel Systems, Inc.                    20,500        3,353
*Sun Microsystems, Inc.                 200,800       18,260
*Tellabs, Inc.                           45,000        3,080
Texas Instruments Incorporated          128,500        8,826
                                                   ---------
    TOTAL                                            183,132
                                                   ---------

TRANSPORTATION (1.1%)
Union Pacific Corporation               189,400        7,043
                                                   ---------
    TOTAL                                              7,043
                                                   ---------

UTILITIES (1.9%)
Columbia Energy Group                    93,200        6,116
DTE Energy Company                      100,500        3,072
PG&E Corporation                        120,700        2,972
                                                   ---------
    TOTAL                                             12,160
                                                   ---------

    TOTAL COMMON STOCK (COST
     $566,854)                                       609,478
                                                   ---------

                                                    MARKET
                                       SHARES/       VALUE
MONEY MARKET INVESTMENTS (3.3%)          PAR        (000'S)
------------------------------------------------------------
FINANCE (0.8%)
The CIT Group, 6.6%, 8/9/00           5,000,000    $   4,964
                                                   ---------
    TOTAL                                              4,964
                                                   ---------

FINANCE SERVICES (2.2%)
Ciesco LP, 6.55%, 8/14/00             4,000,000        3,968
Citicorp, 6.62%, 8/10/00              5,000,000        4,963
CXC Incorporated, 6.63%, 8/25/00      5,000,000        4,949
                                                   ---------
    TOTAL                                             13,880
                                                   ---------

PERSONAL CREDIT INSTITUTIONS (0.3%)
Associates Corporation of North
 America, 6.94%, 7/3/00               1,900,000        1,899
                                                   ---------
    TOTAL                                              1,899
                                                   ---------

    TOTAL MONEY MARKET INVESTMENTS
     (COST $20,743)                                   20,743
                                                   ---------

    TOTAL INVESTMENTS (101.0%)
     (COST $587,597)/\                               630,221
                                                   ---------

    OTHER ASSETS, LESS LIABILITIES (-1.0%)            (6,192)
                                                   ---------

    TOTAL NET ASSETS (100.0%)                      $ 624,029
                                                   ---------

* Non-Income Producing

  ADR -- American Depository Receipt

/\At 6/30/2000, the aggregate cost of securities for federal income tax purposes was $587,597 and the net unrealized appreciation of investments based on that cost was $42,624 which is comprised of $117,753 aggregate gross unrealized appreciation and $75,129 aggregate gross unrealized depreciation.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       23        Growth & Income Stock Portfolio

 Objective:                               Portfolio Strategy:                                    Net Assets:

 Long-term capital appreciation           Invest in a portfolio designed to approximate the      $2,269,770,407
 through cost-effective participation     composition and returns of the S&P 500 Index.
 in broad market performance

INDEX 500 STOCK PORTFOLIO

The Index 500 Stock Portfolio is designed to achieve results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index. This composite of 500 stocks of large U.S.-based companies, compiled by Standard & Poor's Corporation, is generally regarded as a good proxy for the large-capitalization segment of the U.S. equity market. The Portfolio therefore enables contract owners to participate in overall performance of this broad segment of the U.S. equity market. The Portfolio continues to achieve the objective of matching the results of the S&P 500 before expenses.
                               SECTOR ALLOCATION
                                   6/30/2000
[SECTOR ALLOCATION PIE CHART]

                                                                                              BASIC
                                                   HEALTH                   CONSUMER    MATERIALS/CAPITAL    CONSUMER
                       TECHNOLOGY    FINANCE        CARE        OTHER       STAPLES           GOODS         CYCLICALS      ENERGY
                       ----------    -------       ------       -----       --------    -----------------   ---------      ------
Sector Allocation          31           13           11           11           10              10               7            5

                        S&P 500
                         INDEX
                        FUTURES
                        -------
Sector Allocation          2

TOP 10 HOLDINGS
6/30/2000


   Security Description                                        % of Total Net Assets
   -------------------------------------------------------------------------------------
   General Electric Company                                                     4.1%
   -------------------------------------------------------------------------------------
   Intel Corporation                                                            3.5%
   -------------------------------------------------------------------------------------
   Cisco Systems, Inc.                                                          3.4%
   -------------------------------------------------------------------------------------
   Microsoft Corporation                                                        3.3%
   -------------------------------------------------------------------------------------
   Pfizer, Inc.                                                                 2.4%
   -------------------------------------------------------------------------------------
   Exxon Mobil Corporation                                                      2.1%
   -------------------------------------------------------------------------------------
   Wal-Mart Stores, Inc.                                                        2.0%
   -------------------------------------------------------------------------------------
   Oracle Corporation                                                           1.9%
   -------------------------------------------------------------------------------------
   Citigroup, Inc.                                                              1.6%
   -------------------------------------------------------------------------------------
   International Business Machines Corporation                                  1.6%

PERFORMANCE RELATIVE TO THE S&P 500 INDEX

[LINE GRAPH]

-----------------------------------------------------------
                Average Annual Total Return
              For Periods Ended June 30, 2000
                                1 Year   5 Years   10 Years
-----------------------------------------------------------
Index 500 Stock Portfolio        7.24%   23.74%     17.52%
S&P 500 Index                    7.31%   23.74%     17.73%
-----------------------------------------------------------

On April 30, 1993, the Portfolio was indexed to approximate the performance of the Standard & Poor's 500 Composite Stock Price Index. Before that date, the Portfolio was actively managed.

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

"Standard & Poor's(R)", "S&P(R)", "S&P MidCap 400 Index", "Standard & Poor's MidCap 400 Index", "S&P 500(R)" and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by The Northwestern Mutual Life Insurance Company. The funds are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

This chart assumes an initial investment of $10,000 made on 6/30/90. Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns, which reflect deduction of charges for the separate account, are shown on page 58.

Index 500 Stock Portfolio              24

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
June 30, 2000 (unaudited)

                                                MARKET
                                  SHARES/        VALUE
 COMMON STOCK (97.9%)               PAR         (000'S)
 --------------------------------------------------------
 BASIC MATERIALS (1.9%)
 Air Products and Chemicals,
  Inc.                               41,100   $     1,266
 Alcan Aluminium Ltd.                39,300         1,218
 Alcoa, Inc.                        155,868         4,521
 Allegheny Technologies
  Incorporated                       14,867           268
 Archer-Daniels-Midland Company     108,749         1,067
 Barrick Gold Corporation            70,600         1,284
 Bemis Company, Inc.                  9,400           316
 *Bethlehem Steel Corporation        23,500            84
 Boise Cascade Corporation           10,200           264
 The Dow Chemical Company           117,900         3,559
 E.I. du Pont de Nemours and
  Company                           187,100         8,187
 Eastman Chemical Company            14,025           670
 Ecolab, Inc.                        23,200           906
 Engelhard Corporation               22,500           384
 *FMC Corporation                     5,500           319
 *Freeport-McMoRan Copper &
  Gold, Inc. - Class B               29,300           271
 Georgia-Pacific Corporation         30,600           803
 Great Lakes Chemical
  Corporation                         9,800           309
 Hercules Incorporated               19,000           267
 Homestake Mining Company            46,600           320
 *Inco Limited                       34,400           529
 International Flavors &
  Fragrances, Inc.                   18,800           568
 International Paper Company         86,406         2,576
 Louisiana-Pacific Corporation       19,100           208
 The Mead Corporation                18,400           465
 Newmont Mining Corporation          29,980           648
 Nucor Corporation                   15,600           518
 *Pactiv Corporation                 30,700           242
 Phelps Dodge Corporation            14,524           540
 Placer Dome, Inc.                   58,300           557
 Potlatch Corporation                 5,200           172
 PPG Industries, Inc.                31,100         1,378
 Praxair, Inc.                       28,500         1,067
 Rohm and Haas Company               39,213         1,353
 Sigma-Aldrich Corporation           18,100           529
 Temple-Inland, Inc.                 10,000           420
 Union Carbide Corporation           24,000         1,188
 USX-U. S. Steel Group               15,800           293
 Vulcan Materials Company            17,900           764
 *W.R. Grace & Co.                   12,900           156
 Westvaco Corporation                17,950           445
 Weyerhaeuser Company                42,100         1,810
 Willamette Industries, Inc.         20,000           545
 Worthington Industries, Inc.        15,950           167
                                              -----------
     TOTAL BASIC MATERIALS                         43,421
                                              -----------

                                                MARKET
                                  SHARES/        VALUE
 COMMON STOCK (97.9%)               PAR         (000'S)
 --------------------------------------------------------
 CAPITAL GOODS (8.3%)
 *Allied Waste Industries, Inc.      33,800   $       338
 *American Power Conversion
  Corporation                        34,500         1,408
 Avery Dennison Corporation          20,200         1,356
 The B.F. Goodrich Company           19,700           671
 Ball Corporation                     5,400           174
 The Boeing Company                 155,676         6,509
 Briggs & Stratton Corporation        4,100           140
 Caterpillar, Inc.                   63,700         2,158
 Cooper Industries, Inc.             16,900           550
 Corning Incorporated                49,400        13,332
 Crane Co.                           11,775           286
 Crown Cork & Seal Company,
  Inc.                               23,200           348
 Cummins Engine Company, Inc.         7,400           202
 Danaher Corporation                 25,500         1,261
 Deere & Company                     41,900         1,550
 Dover Corporation                   36,500         1,481
 Eaton Corporation                   13,200           884
 Emerson Electric Co.                77,200         4,661
 Fluor Corporation                   13,600           430
 General Dynamics Corporation        36,000         1,881
 General Electric Company         1,763,400        93,459
 Honeywell International, Inc.      141,850         4,779
 Illinois Tool Works, Inc.           53,800         3,067
 *Ingersoll-Rand Company             29,300         1,179
 ITT Industries, Inc.                15,800           480
 Johnson Controls, Inc.              15,300           785
 Lockheed Martin Corporation         70,908         1,759
 McDermott International, Inc.       10,700            94
 Milacron, Inc.                       6,600            96
 Millipore Corporation                8,100           611
 Minnesota Mining and
  Manufacturing Company              71,500         5,899
 Molex Incorporated                  35,100         1,689
 NACCO Industries, Inc. - Class
  A                                   1,500            53
 National Service Industries,
  Inc.                                7,300           142
 *Navistar International
  Corporation                        11,300           351
 Northrop Grumman Corporation        12,400           822
 *Owens-Illinois, Inc.               26,900           314
 PACCAR Inc.                         14,070           558
 Pall Corporation                    22,200           411
 Parker-Hannifin Corporation         20,075           688
 Pitney Bowes, Inc.                  47,500         1,900
 Rockwell International
  Corporation                        34,000         1,071
 *Sealed Air Corporation             14,971           784
 *Solectron Corporation             106,200         4,447
 Textron, Inc.                       26,600         1,445
 *Thermo Electron Corporation        28,300           596

                                       25              Index 500 Stock Portfolio

                                                MARKET
                                  SHARES/        VALUE
 COMMON STOCK (97.9%)               PAR         (000'S)
 --------------------------------------------------------
 CAPITAL GOODS continued
 Thomas & Betts Corporation          10,400   $       199
 The Timken Company                  11,100           207
 Tyco International Ltd.            302,940        14,352
 United Technologies
  Corporation                        85,100         5,010
 Waste Management, Inc.             110,985         2,109
                                              -----------
     TOTAL CAPITAL GOODS                          188,976
                                              -----------

 COMMUNICATION SERVICES (6.7%)
 ALLTEL Corporation                  56,200         3,481
 AT&T Corp.                         676,938        21,408
 Bell Atlantic Corporation          278,184        14,135
 BellSouth Corporation              337,200        14,373
 CenturyTel, Inc.                    25,000           719
 *Global Crossing Ltd.              139,710         3,676
 GTE Corporation                    174,100        10,838
 *Nextel Communications, Inc. -
  Class A                           130,600         7,991
 SBC Communications, Inc.           611,125        26,431
 Sprint Corporation (FON Group)     156,100         7,961
 *Sprint Corporation (PCS
  Group)                            154,400         9,187
 U S WEST, Inc.                      90,508         7,761
 *WorldCom, Inc.                    508,473        23,326
                                              -----------
     TOTAL COMMUNICATION
       SERVICES                                   151,287
                                              -----------

 CONSUMER CYCLICAL (7.3%)
 American Greetings Corporation
  - Class A                          11,600           220
 Armstrong World Industries,
  Inc.                                7,200           110
 *AutoZone, Inc.                     24,800           546
 *Bed Bath & Beyond, Inc.            25,100           910
 *Best Buy Co., Inc.                 36,600         2,315
 The Black & Decker Corporation      15,600           613
 Brunswick Corporation               16,500           273
 Carnival Corporation               110,500         2,155
 *Cendant Corporation               126,533         1,771
 Centex Corporation                  10,600           249
 Circuit City Stores, Inc.           36,400         1,208
 *Consolidated Stores
  Corporation                        19,900           239
 *Convergys Corporation              27,400         1,421
 Cooper Tire & Rubber Company        13,600           151
 *Costco Wholesale Corporation       79,614         2,627
 Dana Corporation                    29,500           625
 Delphi Automotive Systems
  Corporation                       101,237         1,474
 Dillard's, Inc. - Class A           18,800           230
 Dollar General Corporation          59,228         1,155
 Dow Jones & Company, Inc.           16,100         1,179
 The Dun & Bradstreet
  Corporation                        28,800           824
 *Federated Department Stores,
  Inc.                               37,600         1,269
 Ford Motor Company                 216,400         9,304
 Gannett Co., Inc.                   49,900         2,985
 The Gap, Inc.                      152,475         4,765
 General Motors Corporation          99,247         5,763
 Genuine Parts Company               31,900           638

                                                MARKET
                                  SHARES/        VALUE
 COMMON STOCK (97.9%)               PAR         (000'S)
 --------------------------------------------------------
 CONSUMER CYCLICAL continued
 The Goodyear Tire & Rubber
  Company                            28,000   $       560
 H&R Block, Inc.                     17,600           570
 Harcourt General, Inc.              12,700           691
 Harley-Davidson, Inc.               54,200         2,087
 *Harrah's Entertainment, Inc.       23,000           482
 Hasbro, Inc.                        31,475           474
 Hilton Hotels Corporation           66,100           620
 The Home Depot, Inc.               412,494        20,598
 IMS Health Incorporated             55,200           994
 The Interpublic Group of
  Companies, Inc.                    50,300         2,163
 J. C. Penney Company, Inc.          46,700           861
 Kaufman and Broad Home
  Corporation                         8,500           168
 *Kmart Corporation                  87,200           594
 Knight-Ridder, Inc.                 13,900           739
 *Kohl's Corporation                 58,400         3,249
 Leggett & Platt, Incorporated       35,200           581
 The Limited, Inc.                   76,948         1,664
 Liz Claiborne, Inc.                 10,600           374
 Lowe's Companies, Inc.              68,500         2,813
 Marriott International, Inc. -
  Class A                            44,600         1,608
 Masco Corporation                   80,100         1,447
 Mattel, Inc.                        75,388           994
 The May Department Stores
  Company                            59,600         1,430
 Maytag Corporation                  15,100           557
 The McGraw-Hill Companies,
  Inc.                               35,100         1,895
 Meredith Corporation                 9,200           311
 The New York Times Company -
  Class A                            30,700         1,213
 NIKE, Inc. - Class B                49,400         1,967
 Nordstrom, Inc.                     24,100           581
 *Office Depot, Inc.                 59,000           369
 Omnicom Group, Inc.                 31,800         2,832
 Owens Corning                        9,800            91
 Pulte Corporation                    7,700           167
 *RadioShack Corporation             34,600         1,639
 *Reebok International Ltd.          10,100           161
 Russell Corporation                  5,900           118
 Sears, Roebuck & Co.                67,700         2,209
 The Sherwin-Williams Company        29,700           629
 Snap-on Incorporated                10,450           278
 Springs Industries, Inc. -
  Class A                             3,200           103
 The Stanley Works                   16,000           380
 *Staples, Inc.                      84,200         1,295
 Target Corporation                  78,500         4,553
 The TJX Companies, Inc.             55,600         1,043
 *Toys 'R' Us, Inc.                  43,000           626
 Tribune Company                     56,900         1,992
 TRW, Inc.                           21,800           946
 V. F. Corporation                   21,200           505
 *Visteon Corporation                28,333           344

Index 500 Stock Portfolio              26

                                                MARKET
                                  SHARES/        VALUE
 COMMON STOCK (97.9%)               PAR         (000'S)
 --------------------------------------------------------
 CONSUMER CYCLICAL continued
 Wal-Mart Stores, Inc.              797,900   $    45,978
 Whirlpool Corporation               13,300           620
 Young & Rubicam, Inc.               12,500           715
                                              -----------
     TOTAL CONSUMER CYCLICAL                      164,897
                                              -----------

 CONSUMER STAPLES (10.0%)
 Adolph Coors Company - Class B       6,600           399
 Alberto-Culver Company - Class
  B                                  10,000           306
 Albertson's, Inc.                   75,926         2,525
 Anheuser-Busch Companies, Inc.      83,400         6,229
 Avon Products, Inc.                 43,400         1,931
 Bestfoods                           50,000         3,463
 Brown-Forman Corporation -
  Class B                            12,300           661
 Campbell Soup Company               76,400         2,225
 Cardinal Health, Inc.               50,350         3,726
 *Clear Channel Communications,
  Inc.                               60,600         4,545
 The Clorox Company                  42,400         1,900
 The Coca-Cola Company              442,500        25,415
 Coca-Cola Enterprises, Inc.         76,200         1,243
 Colgate-Palmolive Company          104,400         6,251
 Comcast Corporation - Class A      166,000         6,723
 ConAgra, Inc.                       88,200         1,681
 CVS Corporation                     70,200         2,808
 Darden Restaurants, Inc.            23,000           374
 Deluxe Corporation                  13,200           311
 Fort James Corporation              38,800           897
 Fortune Brands, Inc.                29,400           678
 General Mills, Inc.                 53,900         2,062
 The Gillette Company               192,200         6,715
 The Great Atlantic & Pacific
  Tea Company, Inc.                   6,900           115
 H.J. Heinz Company                  63,550         2,780
 Hershey Foods Corporation           24,800         1,203
 Kellogg Company                     72,600         2,160
 Kimberly-Clark Corporation          99,544         5,711
 *The Kroger Co.                    149,500         3,298
 Longs Drug Stores Corporation        7,000           152
 McDonald's Corporation             242,600         7,991
 McKesson HBOC, Inc.                 50,445         1,056
 Nabisco Group Holdings Corp.        58,400         1,515
 Newell Rubbermaid, Inc.             50,532         1,301
 PepsiCo, Inc.                      260,800        11,589
 Philip Morris Companies, Inc.      423,900        11,260
 The Procter & Gamble Company       235,700        13,494
 The Quaker Oats Company             24,000         1,803
 R. R. Donnelley & Sons Company      22,700           512
 Ralston Purina Company              54,100         1,079
 Rite Aid Corporation                46,400           305
 *Safeway, Inc.                      91,200         4,115
 Sara Lee Corporation               162,800         3,144
 The Seagram Company Ltd.            77,700         4,507
 *Starbucks Corporation              32,900         1,256
 SUPERVALU INC                       25,000           477
 SYSCO Corporation                   59,100         2,490

                                                MARKET
                                  SHARES/        VALUE
 COMMON STOCK (97.9%)               PAR         (000'S)
 --------------------------------------------------------
 CONSUMER STAPLES continued
 Time Warner, Inc.                  230,500   $    17,518
 *Tricon Global Restaurants,
  Inc.                               27,090           765
 Tupperware Corporation              10,300           227
 UST, Inc.                           30,700           451
 *Viacom, Inc. - Class B            273,048        18,618
 Walgreen Co.                       180,300         5,803
 The Walt Disney Company            370,807        14,392
 Wendy's International, Inc.         21,400           381
 Winn-Dixie Stores, Inc.             26,200           375
 Wm. Wrigley Jr. Company             20,700         1,660
                                              -----------
     TOTAL CONSUMER STAPLES                       226,571
                                              -----------

 ENERGY (5.5%)
 Amerada Hess Corporation            16,200         1,000
 Anadarko Petroleum Corporation      22,800         1,124
 Apache Corporation                  20,400         1,200
 Ashland, Inc.                       12,700           445
 Baker Hughes Incorporated           58,930         1,886
 Burlington Resources, Inc.          38,920         1,489
 Chevron Corporation                117,600         9,974
 Conoco, Inc. - Class B             112,200         2,756
 Exxon Mobil Corporation            618,685        48,567
 Halliburton Company                 79,100         3,733
 Kerr-McGee Corporation              17,105         1,008
 Occidental Petroleum
  Corporation                        65,900         1,388
 Phillips Petroleum Company          45,400         2,301
 *Rowan Companies, Inc.              16,500           501
 Royal Dutch Petroleum Company      384,200        23,652
 Schlumberger Limited                98,500         7,351
 Sunoco, Inc.                        16,200           477
 Texaco, Inc.                        99,100         5,277
 Tosco Corporation                   25,800           730
 Unilever N.V.                      102,367         4,402
 Transocean Sedco Forex, Inc.        37,401         1,999
 Union Pacific Resources Group,
  Inc.                               45,192           994
 Unocal Corporation                  43,400         1,438
 USX-Marathon Group                  55,700         1,396
                                              -----------
     TOTAL ENERGY                                 125,088
                                              -----------

 FINANCE (12.6%)
 AFLAC Incorporated                  47,700         2,191
 The Allstate Corporation           144,328         3,211
 American Express Company           240,600        12,541
 American General Corporation        44,225         2,698
 American International Group,
  Inc.                              277,395        32,594
 AmSouth Bancorporation              70,100         1,104
 Aon Corporation                     46,000         1,429
 Associates First Capital
  Corporation - Class A             130,510         2,912
 Bank of America Corporation        305,876        13,153
 The Bank of New York Company,
  Inc.                              131,900         6,133
 Bank One Corporation               205,486         5,458
 BB&T Corporation                    62,200         1,485

                                       27              Index 500 Stock Portfolio

                                                MARKET
                                  SHARES/        VALUE
 COMMON STOCK (97.9%)               PAR         (000'S)
 --------------------------------------------------------
 FINANCE continued
 The Bear Stearns Companies,
  Inc.                               20,338   $       847
 Capital One Financial
  Corporation                        35,300         1,575
 The Charles Schwab Corporation     237,550         7,988
 The Chase Manhattan
  Corporation                       221,618        10,208
 The Chubb Corporation               31,500         1,937
 CIGNA Corporation                   30,200         2,824
 Cincinnati Financial
  Corporation                        29,400           924
 Citigroup, Inc.                    604,011        36,391
 Comerica Incorporated               28,050         1,259
 Conseco, Inc.                       58,637           572
 Countrywide Credit Industries,
  Inc.                               20,300           615
 Federal Home Loan Mortgage
  Corporation                       124,500         5,042
 Federal National Mortgage
  Association                       183,600         9,582
 First Union Corporation            176,952         4,391
 Firstar Corporation                175,565         3,698
 Firth Third Bancorp                 55,275         3,496
 FleetBoston Financial
  Corporation                       164,020         5,577
 Franklin Resources, Inc.            44,500         1,352
 Golden West Financial
  Corporation                        29,000         1,184
 The Hartford Financial
  Services Group, Inc.               39,700         2,221
 Household International, Inc.       84,179         3,499
 Huntington Bancshares
  Incorporated                       40,984           648
 J.P. Morgan & Co. Incorporated      31,000         3,414
 Jefferson-Pilot Corporation         18,750         1,058
 KeyCorp                             80,100         1,412
 Lehman Brothers Holdings, Inc.      21,500         2,033
 Lincoln National Corporation        35,000         1,264
 Loews Corporation                   19,000         1,140
 Marsh & McLennan Companies,
  Inc.                               47,750         4,987
 MBIA, Inc.                          17,800           858
 MBNA Corporation                   143,675         3,897
 Mellon Financial Corporation        91,100         3,319
 Merrill Lynch & Co., Inc.           66,400         7,636
 MGIC Investment Corporation         18,900           860
 Morgan Stanley Dean Witter &
  Co.                               204,110        16,992
 National City Corporation          110,500         1,885
 Northern Trust Corporation          39,900         2,596
 Old Kent Financial Corporation      24,885           666
 Paine Webber Group, Inc.            25,600         1,165
 The PNC Financial Services
  Group, Inc.                        52,700         2,470
 The Progressive Corporation         13,100           969
 Providian Financial
  Corporation                        25,400         2,286
 Regions Financial Corporation       39,200           779
 SAFECO Corporation                  23,300           463
 SLM Holding Corporation             28,500         1,067
 SouthTrust Corporation              30,100           681
 The St. Paul Companies, Inc.        40,686         1,388
 State Street Corporation            28,700         3,044
 Summit Bancorp                      31,300           771

                                                MARKET
                                  SHARES/        VALUE
 COMMON STOCK (97.9%)               PAR         (000'S)
 --------------------------------------------------------
 FINANCE continued
 SunTrust Banks, Inc.                57,300   $     2,618
 Synovus Financial Corp.             50,150           884
 T. Rowe Price Associates, Inc.      21,400           910
 Torchmark Corporation               23,600           583
 U.S. Bancorp                       134,931         2,597
 Union Planters Corporation          25,300           707
 UnumProvident Corporation           43,031           863
 Wachovia Corporation                36,300         1,969
 Washington Mutual, Inc.            103,436         2,987
 Wells Fargo & Company              295,730        11,460
                                              -----------
     TOTAL FINANCE                                285,417
                                              -----------

 HEALTHCARE (11.3%)
 Abbott Laboratories                275,400        12,273
 Aetna, Inc.                         25,663         1,647
 Allergan, Inc.                      23,600         1,758
 *ALZA Corporation                   18,300         1,082
 American Home Products
  Corporation                       233,900        13,742
 *Amgen, Inc.                       183,000        12,856
 Bausch & Lomb Incorporated           9,500           735
 Baxter International, Inc.          52,100         3,663
 Becton, Dickinson and Company       45,100         1,294
 *Biogen, Inc.                       26,900         1,735
 Biomet, Inc.                        20,200           776
 *Boston Scientific Corporation      74,300         1,630
 Bristol-Myers Squibb Company       355,400        20,702
 C. R. Bard, Inc.                     9,200           443
 Columbia/HCA Healthcare
  Corporation                       100,900         3,065
 Eli Lilly and Company              195,400        19,516
 *Guidant Corporation                55,100         2,727
 *HEALTHSOUTH Corporation            69,200           497
 *Humana, Inc.                       30,000           146
 Johnson & Johnson                  249,300        25,397
 Mallinckrodt, Inc.                  12,300           534
 *Manor Care, Inc.                   18,500           130
 Medtronic, Inc.                    214,000        10,660
 Merck & Co., Inc.                  418,800        32,091
 PE Corporation                      36,900         2,431
 Pfizer, Inc.                     1,116,550        53,593
 Pharmacia Corporation              224,270        11,592
 *Quintiles Transnational Corp.      20,600           291
 Schering-Plough Corporation        263,200        13,292
 *St. Jude Medical, Inc.             15,100           693
 *Tenet Healthcare Corporation       55,900         1,509
 UnitedHealth Group
  Incorporated                       30,400         2,607
 *Watson Pharmaceuticals, Inc.       17,200           925
 *Wellpoint Health Networks,
  Inc. - Class A                     11,400           826
                                              -----------
     TOTAL HEALTHCARE                             256,858
                                              -----------

 TECHNOLOGY (31.2%)
 *3Com Corporation                   61,300         3,532
 *Adaptec, Inc.                      18,600           423

Index 500 Stock Portfolio              28

                                                MARKET
                                  SHARES/        VALUE
 COMMON STOCK (97.9%)               PAR         (000'S)
 --------------------------------------------------------
 TECHNOLOGY continued
 *ADC Telecommunications, Inc.       53,800   $     4,512
 Adobe Systems Incorporated          21,200         2,756
 *Advanced Micro Devices, Inc.       26,400         2,039
 *Agilent Technologies, Inc.         80,980         5,972
 *Altera Corporation                 35,700         3,639
 *America Online, Inc.              408,800        21,564
 *Analog Devices, Inc.               62,700         4,765
 *Andrew Corporation                 14,437           485
 *Apple Computer, Inc.               58,000         3,038
 *Applied Materials, Inc.           137,100        12,425
 Autodesk, Inc.                      11,000           382
 Automatic Data Processing,
  Inc.                              112,900         6,047
 *BMC Software, Inc.                 43,700         1,594
 *Cabletron Systems, Inc.            32,700           826
 *Ceridian Corporation               25,900           623
 *Cisco Systems, Inc.             1,225,900        77,921
 *Citrix Systems, Inc.               32,100           608
 Compaq Computer Corporation        303,509         7,758
 Computer Associates
  International, Inc.               105,412         5,396
 *Computer Sciences Corporation      30,000         2,241
 *Compuware Corporation              64,600           670
 *Comverse Technology, Inc.          27,400         2,548
 *Conexant Systems, Inc.             38,500         1,872
 *Dell Computer Corporation         459,600        22,664
 Eastman Kodak Company               56,500         3,362
 Electronic Data Systems
  Corporation                        84,300         3,477
 *EMC Corporation                   364,574        28,049
 Equifax, Inc.                       25,300           664
 First Data Corporation              75,100         3,727
 *Gateway, Inc.                      56,700         3,218
 Hewlett-Packard Company            180,100        22,490
 IKON Office Solutions, Inc.         26,900           104
 Intel Corporation                  598,600        80,025
 International Business
  Machines Corporation              322,900        35,378
 *KLA-Tencor Corporation             32,900         1,927
 *Lexmark International Group,
  Inc. - Class A                     22,900         1,540
 Linear Technology Corporation       55,700         3,561
 *LSI Logic Corporation              53,300         2,885
 Lucent Technologies, Inc.          571,100        33,838
 *Maxim Integrated Products,
  Inc.                               49,700         3,376
 *Micron Technology, Inc.            96,800         8,524
 *Microsoft Corporation             932,500        74,600
 *MIPS Technologies, Inc. -
  Class B                             4,573           176
 Motorola, Inc.                     381,110        11,076
 *National Semiconductor
  Corporation                        30,700         1,742
 *NCR Corporation                    17,300           674
 *Network Appliance, Inc.            54,600         4,395
 Nortel Networks Corporation        517,300        35,306
 *Novell, Inc.                       58,500           541
 *Oracle Corporation                505,500        42,494

                                                MARKET
                                  SHARES/        VALUE
 COMMON STOCK (97.9%)               PAR         (000'S)
 --------------------------------------------------------
 TECHNOLOGY continued
 *Parametric Technology
  Corporation                        49,300   $       542
 Paychex, Inc.                       66,375         2,788
 *PeopleSoft, Inc.                   48,100           806
 PerkinElmer, Inc.                    8,600           569
 Polaroid Corporation                 8,000           145
 QUALCOMM, Incorporated             132,200         7,932
 Raytheon Company - Class B          60,600         1,167
 Sabre Holdings Corporation -
  Class A                            23,167           660
 *Sapient Corporation                10,500         1,123
 Scientific-Atlanta, Inc.            28,300         2,108
 *Seagate Technology, Inc.           40,700         2,239
 Shared Medical Systems
  Corporation                         4,800           350
 *Siebel Systems, Inc.               34,500         5,643
 *Silicon Graphics, Inc.             33,000           124
 *Sun Microsystems, Inc.            282,800        25,717
 Tektronix, Inc.                      8,450           625
 *Tellabs, Inc.                      72,100         4,934
 *Teradyne, Inc.                     30,600         2,249
 Texas Instruments Incorporated     291,300        20,009
 *Unisys Corporation                 55,600           810
 *VERITAS Software Corporation       69,600         7,866
 W.W. Grainger, Inc.                 16,700           515
 Xerox Corporation                  119,000         2,469
 *Xilinx, Inc.                       57,600         4,756
 *Yahoo!, Inc.                       94,300        11,681
                                              -----------
     TOTAL TECHNOLOGY                             711,276
                                              -----------

 TRANSPORTATION (0.6%)
 *AMR Corporation                    26,500           701
 Burlington Northern Santa Fe
  Corporation                        81,821         1,877
 CSX Corporation                     39,100           828
 Delta Air Lines, Inc.               23,100         1,168
 *FedEx Corporation                  51,920         1,973
 Kansas City Southern
  Industries, Inc.                   19,800         1,756
 Norfolk Southern Corporation        68,400         1,017
 Ryder System, Inc.                  10,600           201
 Southwest Airlines Co.              90,400         1,712
 Union Pacific Corporation           44,500         1,655
 *US Airways Group, Inc.             12,800           499
                                              -----------
     TOTAL TRANSPORTATION                          13,387
                                              -----------

 UTILITIES (2.5%)
 *The AES Corporation                77,800         3,550
 Ameren Corporation                  24,600           830
 American Electric Power
  Company, Inc.                      57,720         1,710
 Carolina Power & Light Company      28,600           913
 Cinergy Corp.                       28,517           725
 CMS Energy Corporation              20,700           458
 The Coastal Corporation             38,300         2,332
 Columbia Energy Group               14,550           955

                                       29              Index 500 Stock Portfolio

                                                MARKET
                                  SHARES/        VALUE
 COMMON STOCK (97.9%)               PAR         (000'S)
 --------------------------------------------------------
 UTILITIES continued
 Consolidated Edison, Inc.           39,600   $     1,173
 Constellation Energy Group          26,800           873
 Dominion Resources, Inc.            42,595         1,826
 DTE Energy Company                  26,000           795
 Duke Energy Corporation             65,465         3,691
 Eastern Enterprises                  4,900           309
 Edison International                62,200         1,275
 El Paso Energy Corporation          40,900         2,083
 Enron Corp.                        128,200         8,269
 Entergy Corporation                 44,200         1,202
 FirstEnergy Corp.                   41,700           975
 Florida Progress Corporation        17,600           825
 FPL Group, Inc.                     32,100         1,589
 GPU, Inc.                           22,100           598
 New Century Energies, Inc.          20,700           621
 *Niagara Mohawk Holdings, Inc.      31,800           443
 Nicor, Inc.                          8,400           274
 Northern States Power Company       27,700           559
 ONEOK, Inc.                          5,500           143
 PECO Energy Company                 33,300         1,342
 Peoples Energy Corporation           6,400           207
 PG&E Corporation                    68,800         1,694
 Pinnacle West Capital
  Corporation                        15,200           515
 PPL Corporation                     25,734           565
 Public Service Enterprise
  Group Incorporated                 39,200         1,357
 Reliant Energy, Inc.                52,962         1,566
 Sempra Energy                       36,602           622
 The Southern Company               120,600         2,811
 TXU Corp.                           49,515         1,461
 Unicom Corporation                  39,000         1,509
 The Williams Companies, Inc.        77,900         3,247
                                              -----------

     TOTAL UTILITIES                               55,892
                                              -----------

     TOTAL COMMON STOCK
      (COST $1,227,153)                         2,223,070
                                              -----------
 MONEY MARKET INVESTMENTS (2.0%)
 --------------------------------------------------------
 FEDERAL GOVERNMENT AND AGENCIES (0.2%)
 #Federal National Mortgage
  Association, 6.40%, 7/17/00     5,000,000         4,986
                                              -----------
     TOTAL FEDERAL GOVERNMENT
       AND AGENCIES                                 4,986
                                              -----------

 FINANCE SERVICES (0.4%)
 #Ciesco LP, 6.55%, 8/14/00      10,000,000         9,916
                                              -----------
     TOTAL FINANCE SERVICES                         9,916
                                              -----------

                                                MARKET
 MONEY MARKET INVESTMENTS         SHARES/        VALUE
 (2.0%)                             PAR         (000'S)
 --------------------------------------------------------
 MISC. BUSINESS CREDIT INSTITUTIONS (0.5%)
 Quincy Capital, 6.76%, 7/12/00  10,000,000   $     9,979
                                              -----------
     TOTAL MISC. BUSINESS
       CREDIT INSTITUTIONS                          9,979
                                              -----------

 OFFICE MACHINES (0.5%)
 #Xerox Corporation, 6.68%,
  7/5/00                         10,000,000         9,993
                                              -----------
     TOTAL OFFICE MACHINES                          9,993
                                              -----------

 PERSONAL CREDIT INSTITUTIONS (0.0%)
 Associates Corporation of
  North America, 6.94%, 7/3/00      700,000           700
                                              -----------
     TOTAL PERSONAL CREDIT
       INSTITUTIONS                                   700
                                              -----------

 SECURITY BROKERS AND DEALERS (0.4%)
 #Salomon Smith Barney Holdings
  Inc., 6.58%, 8/07/00           10,000,000         9,932
                                              -----------
     TOTAL SECURITY BROKERS AND DEALERS             9,932
                                              -----------

     TOTAL MONEY MARKET INVESTMENTS
      (COST $45,506)                               45,506
                                              -----------

     TOTAL INVESTMENTS (99.9%)
      (COST $1,272,659)/\                       2,268,576
                                              -----------

     OTHER ASSETS, LESS
      LIABILITIES (0.1%)                            1,194
                                              -----------

     TOTAL NET ASSETS (100.0%)                $ 2,269,770
                                              -----------

* Non-Income Producing

# Partially held by the custodian in a segregated account as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below.

                                                  UNREALIZED
                                                 APPRECIATION/
                       NUMBER OF   EXPIRATION   (DEPRECIATION)
ISSUERS                CONTRACTS      DATE          (000'S)
---------------------------------------------------------------
S & P 500                 125        Sep-00          ($107)
Total Notional Value
 at 6/30/2000 $45,985

/\At 6/30/2000, the aggregate cost of securities for federal income tax purposes was $1,272,659 and the net unrealized appreciation of investments based on that cost was $995,917 which is comprised of $1,084,945 aggregate gross unrealized appreciation and $89,028 aggregate gross unrealized depreciation.

    The Accompanying Notes are an Integral Part of the Financial Statements

Index 500 Stock Portfolio              30

 Objective:                               Portfolio Strategy:                                    Net Assets:

 A high level of current income and       Achieve consistent returns and low volatility by       $3,443,516,967
 capital growth with a low risk           diversifying among assets
 profile

BALANCED PORTFOLIO

In order to capitalize on changing financial market and economic conditions, the Balanced Portfolio's asset allocation is adjusted as appropriate among three investment classes: stocks, bonds and money market instruments. The equity portion of the Portfolio is indexed, meaning that the Portfolio is designed to achieve results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index, which is generally regarded as a good proxy for the overall U.S. equity market. The bond portion of the Portfolio is actively managed, with investments in high quality bonds adjusted frequently as to maturity, market sectors and duration. Liquidity is maintained by holding a portion of the Portfolio in money market investments, which are high quality short-term debt securities.

The mix of securities in the Balanced Portfolio is only slightly different from that of six months ago. However, the highly volatile stock market of recent months has provided the opportunity to increase returns through opportunistic selling and adjustments among asset classes. In March, when the stock market rose to a level that appeared overvalued, the equity position was reduced. After the subsequent market drop, equity exposure was increased moderately, in order to take advantage of good values in the equity market. The Portfolio's bond exposure has been expanded modestly since December. A move to higher quality bonds, accompanied by a defensive stance on interest rates, proved successful, as interest rates increased and the spread between rates on Treasury securities and riskier bonds widened.

                              PERCENTAGE HOLDINGS
                                   6/30/2000
[PERCENTAGE HOLDINGS PIE CHART]

                                                                            Percent Holdings
Equities (including futures)                                                      55
Bonds                                                                             40
Short-Term Investments                                                             5

PERFORMANCE RELATIVE TO RELEVANT INDICES
[LINE GRAPH]

                                                             MERRILL LYNCH DOMESTIC
                                       BALANCED PORTFOLIO         MASTER INDEX           91 DAY T-BILL          S&P 500 INDEX
                                       ------------------    ----------------------      -------------          -------------
6/90                                         10000                    10000                  10000                  10000
                                             11198                    11089                  10756                  10730
6/92                                         12464                    12657                  11313                  12168
                                             13995                    14167                  11695                  13823
6/94                                         14114                    14020                  12089                  14002
                                             16679                    15785                  12756                  17629
6/96                                         19332                    16567                  13461                  22195
                                             23455                    17922                  14192                  29868
6/98                                         28218                    19834                  14942                  38837
                                             32192                    20445                  15668                  47653
6/00                                         34087                    21380                  16535                  51136

----------------------------------------------------------------
                  Average Annual Total Return
                For Periods Ended June 30, 2000
                                     1 Year   5 Years   10 Years
----------------------------------------------------------------
Balanced Portfolio                   5.89%    15.37%     13.05%
Merrill Lynch Domestic Master Index  4.57%     6.26%      7.89%
91 Day T-Bill                        5.53%     5.33%      5.16%
S&P 500 Index                        7.31%    23.74%     17.73%
----------------------------------------------------------------

In the graph, the Portfolio is compared against three indices representing the three major components of the Portfolio: equities, fixed income, and cash equivalent investments.

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. Government, mortgage and investment-grade corporate bonds. The index measures the income provided by, and the price changes of, the underlying securities.

The Merrill Lynch 91-Day T-Bill Index is comprised of a single issue purchased at the beginning of each month and held for a full month. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date.

This chart assumes an initial investment of $10,000 made on 6/30/90. Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns, which reflect deduction of charges for the separate account, are shown on page 58.

                                       31                     Balanced Portfolio

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
June 30, 2000 (unaudited)

                                                 MARKET
                                  SHARES/         VALUE
 CORPORATE BONDS (5.4%)             PAR          (000'S)
 ---------------------------------------------------------
 BANK HOLDING COMPANIES (0.2%)
 Banco Montevideo, 8.4%,
  04/30/08 (144A)                  6,250,000   $     4,875
 BT Institutional Capital
  Trust, 7.75%, 12/01/26
  (144A)                           1,000,000           836
                                               -----------
     TOTAL                                           5,711
                                               -----------
 BEVERAGES (0.4%)
 Anheuser-Busch Companies,
  Inc., 7.5%, 3/15/12              4,500,000         4,510
 Coca Cola Enterprises, Inc.,
  8%, 1/4/05                       8,750,000         8,940
                                               -----------
     TOTAL                                          13,450
                                               -----------
 CHEMICALS & ALLIED PRODUCTS (0.5%)
 Chevron Corporation, 6.625%,
  10/1/04                          4,750,000         4,691
 Dow Capital B.V., 8.5%,
  6/8/10                           8,200,000         8,625
 Johnson & Johnson, 6.625%,
  9/1/09                           2,800,000         2,710
                                               -----------
     TOTAL                                          16,026
                                               -----------
 DURABLE GOODS (0.2%)
 Tata Engineering &
  Locomotive, 7.875%, 7/15/07,
  (144A)                           6,500,000         5,863
                                               -----------
     TOTAL                                           5,863
                                               -----------
 ELECTRIC SERVICES (1.3%)
 Columbia Energy Group, 7.32%,
  11/28/10                         7,571,000         7,306
 Dayton Power & Light Company,
  8.15%, 1/15/26                   5,750,000         5,513
 Niagra Mohawk Power, 7%,
  10/1/00                          2,268,293         2,265
 Niagra Mohawk Power, 7.25%,
  10/1/02                          1,134,147         1,119
 Ohio Edison Company, 7.375%,
  9/15/02                          3,665,000         3,666
 Public Service Electric & Gas
  Co., 6.875%, 1/1/03              9,000,000         8,925
 Scottish Power PLC, 5.65%,
  11/1/06                          4,650,000         4,190
 South Carolina Electric &
  Gas, 6.125%, 3/1/09              3,000,000         2,755
 Southern California Edison
  Co., 7.25%, 3/1/26              10,000,000         8,897
 Texas Utilities Electric Co.,
  7.875%, 3/1/23                   4,000,000         3,773
                                               -----------
     TOTAL                                          48,409
                                               -----------

                                                 MARKET
                                  SHARES/         VALUE
 CORPORATE BONDS (5.4%)             PAR          (000'S)
 ---------------------------------------------------------
 FINANCE COMPANIES (0.9%)
 Ford Motor Credit Company,
  6.3%, 7/16/02                   11,700,000   $    11,710
 Ford Motor Credit
  Corporation, 7.375%,
  10/28/09                         5,971,000         5,777
 General Electric Capital
  Corporation, 8.75%, 5/21/07      5,000,000         5,372
 General Motors Acceptance
  Corporation, 6.625%, 10/1/02     5,000,000         4,932
 General Motors Acceptance
  Corporation, 7.75%, 1/19/10      5,000,000         4,970
                                               -----------
     TOTAL                                          32,761
                                               -----------
 GENERAL MERCHANDISE STORES (0.7%)
 The Home Depot, Inc., 6.5%,
  9/15/04                          8,550,000         8,470
 Wal-Mart Stores, Inc., 6.55%,
  8/10/04                         13,300,000        13,125
 Wal-Mart Stores, Inc.,
  6.875%, 8/10/09                  3,000,000         2,934
                                               -----------
     TOTAL                                          24,529
                                               -----------
 INSURANCE CARRIERS (0.1%)
 Prudential Insurance Co.,
  6.375%, 7/23/06 (144A)           2,500,000         2,310
                                               -----------
     TOTAL                                           2,310
                                               -----------
 MOTOR VEHICLES & CARS BODIES (0.4%)
 General Motors Corporation,
  6.75%, 5/1/28                    6,000,000         5,209
 General Motors Corporation,
  8.8%, 3/1/21                     6,500,000         7,086
                                               -----------
     TOTAL                                          12,295
                                               -----------
 NEWSPAPERS (0.1%)
 Times Mirror Company, 7.45%,
  10/15/09                         5,050,000         4,990
                                               -----------
     TOTAL                                           4,990
                                               -----------
 REAL ESTATE OPERATOR LESSORS (0.1%)
 Post Apartment Homes, 8.125%,
  6/15/2005                        2,250,000         2,247
                                               -----------
     TOTAL                                           2,247
                                               -----------
 TELEPHONE COMMUNICATIONS (0.3%)
 Deutsche Telekom Int AG,
  7.75%, 6/15/2005                 3,150,000         3,171
 New England Telephone and
  Telegraph, 5.875%, 4/15/09       5,000,000         4,405
 Sprint Capital Corp., 6.875%,
  11/15/28                         5,000,000         4,325
                                               -----------
     TOTAL                                          11,901
                                               -----------

Balanced Portfolio                     32

                                                 MARKET
                                  SHARES/         VALUE
 CORPORATE BONDS (5.4%)             PAR          (000'S)
 ---------------------------------------------------------
 TEXTILE GOODS (0.0%)
 +Polysindo International
  Finance, 11.375%, 6/15/06        6,500,000   $     1,235
                                               -----------
     TOTAL                                           1,235
                                               -----------
 TRANSPORTATION SERVICES (0.1%)
 United Parcel Service,
  8.375%, 4/1/20                   1,750,000         1,934
                                               -----------
     TOTAL                                           1,934
                                               -----------
 UTILITIES (0.1%)
 Atlantic City Electric
  Company, 6.625%, 8/1/13          4,000,000         3,677
                                               -----------
     TOTAL                                           3,677
                                               -----------
     TOTAL CORPORATE BONDS
      (COST $198,150)                              187,338
                                               -----------
 GOVERNMENT (DOMESTIC AND FOREIGN) AND
 AGENCY BONDS (27.3%)
 ---------------------------------------------------------
 FEDERAL GOVERNMENT AND AGENCIES (27.1%)
 AID-ISRAEL, 0.00%, 11/15/22      11,600,000         2,697
 AID-ISRAEL, 0.00%, 11/15/23      11,500,000         2,509
 Federal Home Loan Bank,
  5.54%, 1/8/09                    5,000,000         4,436
 Federal Home Loan Mortgage
  Corporation, 6.5%, 5/5/04       12,267,913        11,913
 Federal Home Loan Mortgage
  Corporation, 7.0%, 03/15/07      7,250,000         7,195
 Federal National Mortgage
  Association, 5.97%, 10/1/08      1,749,519         1,619
 Federal National Mortgage
  Association, 6.24%, 2/1/06       4,814,804         4,581
 Federal National Mortgage
  Association, 6.265%, 10/1/08     5,642,836         5,304
 Federal National Mortgage
  Association, 6.315%, 3/1/06      5,084,479         4,851
 Federal National Mortgage
  Association, 6.34%, 2/1/08       4,129,191         3,915
 Federal National Mortgage
  Association, 6.43%, 6/1/08       7,265,045         6,915
 Federal National Mortgage
  Association, 6.5%, 9/25/05       4,625,009         4,497
 Federal National Mortgage
  Association, 6.75%, 11/1/07      3,046,087         2,952
 Federal National Mortgage
  Association, 6.75%, 4/25/18      5,276,643         5,144
 Federal National Mortgage
  Association, 6.75%, 12/25/23     6,500,000         6,088
 Federal National Mortgage
  Association, 6.835%, 7/1/03      3,153,764         3,107
 Federal National Mortgage
  Association, 6.895%, 5/1/06      5,953,225         5,822
 Federal National Mortgage
  Association, 6.9%, 4/1/06        2,400,394         2,348
 Federal National Mortgage
  Association, 7%, 6/1/03          2,697,747         2,673

 GOVERNMENT (DOMESTIC AND                        MARKET
 FOREIGN) AND AGENCY BONDS        SHARES/         VALUE
 (27.3%)                            PAR          (000'S)
 ---------------------------------------------------------
 FEDERAL GOVERNMENT AND AGENCIES continued
 Federal National Mortgage
  Association, 7%, 6/25/10         7,680,222   $     7,519
 Federal National Mortgage
  Association, 7%, 4/1/26         13,297,218        12,861
 Federal National Mortgage
  Association, 7.025%, 9/1/05      1,908,957         1,878
 Federal National Mortgage
  Association, 7.12%, 11/1/03        967,896           956
 Federal National Mortgage
  Association, 7.25%, 5/1/04       1,545,625         1,531
 Federal National Mortgage
  Association, 7.5%, 10/1/27      11,635,126        11,521
 Federal National Mortgage
  Association, 8.4%, 2/25/09      10,910,000        11,149
 Federal National Mortgage
  Association, 11%, 12/1/12           64,282            70
 Federal National Mortgage
  Association, 11%, 9/1/17           930,732         1,035
 Federal National Mortgage
  Association, 11%, 12/1/17          153,406           169
 Federal National Mortgage
  Association, 11%, 2/1/18           387,799           428
 Federal National Mortgage
  Association, 11.5%, 4/1/18         608,449           681
 Federal National Mortgage
  Association, 12%, 9/1/12           874,105           983
 Federal National Mortgage
  Association, 12%, 12/1/12          189,837           214
 Federal National Mortgage
  Association, 12%, 9/1/17           262,610           298
 Federal National Mortgage
  Association, 12%, 10/1/17          296,702           337
 Federal National Mortgage
  Association, 12%, 12/1/17          281,135           319
 Federal National Mortgage
  Association, 12%, 2/1/18           308,595           350
 Federal National Mortgage
  Association, 12.5%, 4/1/18         251,675           288
 Federal National Mortgage
  Association, 13%, 11/1/12          146,361           167
 Federal National Mortgage
  Association, 13%, 11/1/17          252,061           293
 Federal National Mortgage
  Association, 13%, 12/1/17          166,523           193
 Federal National Mortgage
  Association, 13%, 2/1/18           369,640           429
 Federal National Mortgage
  Association, 14%, 12/1/17          100,683           120
 Government National Mortgage
  Association, 7%, 11/3/08           232,506           226
 Government National Mortgage
  Association, 7%, 5/15/23         8,352,747         8,155
 Government National Mortgage
  Association, 7%, 6/15/23           602,599           588

                                       33                     Balanced Portfolio

 GOVERNMENT (DOMESTIC AND                        MARKET
 FOREIGN) AND AGENCY BONDS        SHARES/         VALUE
 (27.3%)                            PAR          (000'S)
 ---------------------------------------------------------
 FEDERAL GOVERNMENT AND AGENCIES continued
 Government National Mortgage
  Association, 7%, 7/15/23           859,190   $       839
 Government National Mortgage
  Association, 7%, 8/15/23            15,567            15
 Government National Mortgage
  Association, 7%, 9/15/23           439,370           429
 Government National Mortgage
  Association, 7%, 10/15/23          333,147           325
 Government National Mortgage
  Association, 7%, 11/15/23        1,119,664         1,093
 Government National Mortgage
  Association, 7%, 12/15/27          289,439           282
 Government National Mortgage
  Association, 7%, 1/15/28           383,617           373
 Government National Mortgage
  Association, 7%, 2/15/28           106,790           104
 Government National Mortgage
  Association, 7%, 4/15/28           651,471           634
 Government National Mortgage
  Association, 7%, 5/15/28         1,304,174         1,269
 Government National Mortgage
  Association, 7%, 6/15/28         3,223,195         3,407
 Government National Mortgage
  Association, 7%, 7/15/28         4,454,107         4,333
 Government National Mortgage
  Association, 7.5%, 1/15/23         546,026           545
 Government National Mortgage
  Association, 7.5%, 6/15/23         298,281           298
 Government National Mortgage
  Association, 7.5%, 6/15/24           7,663             8
 Government National Mortgage
  Association, 7.5%, 7/15/24         252,719           252
 Government National Mortgage
  Association, 7.5%, 8/15/25          12,236            12
 Government National Mortgage
  Association, 7.5%, 9/15/25         216,241           215
 Government National Mortgage
  Association, 7.5%, 11/15/25         11,726            12
 Government National Mortgage
  Association, 7.5%, 12/15/25        406,463           404
 Government National Mortgage
  Association, 7.5%, 1/15/26          13,798            14
 Government National Mortgage
  Association, 7.5%, 3/15/26         527,983           525
 Government National Mortgage
  Association, 7.5%, 6/15/26         878,040           873
 Government National Mortgage
  Association, 7.5%, 9/15/26          12,231            12
 Government National Mortgage
  Association, 7.5%, 10/15/26         71,377            71
 Government National Mortgage
  Association, 7.5%, 12/15/26        578,260           575
 Government National Mortgage
  Association, 7.5%, 1/15/27          33,508            33
 Government National Mortgage
  Association, 7.5%, 2/15/27         369,365           367

 GOVERNMENT (DOMESTIC AND                        MARKET
 FOREIGN) AND AGENCY BONDS        SHARES/         VALUE
 (27.3%)                            PAR          (000'S)
 ---------------------------------------------------------
 FEDERAL GOVERNMENT AND AGENCIES continued
 Government National Mortgage
  Association, 7.5%, 3/15/27          37,851   $        38
 Government National Mortgage
  Association, 7.5%, 4/15/27       1,324,660         1,317
 Government National Mortgage
  Association, 7.5%, 5/15/27         139,525           139
 Government National Mortgage
  Association, 7.5%, 7/15/27         595,036           592
 Government National Mortgage
  Association, 7.5%, 12/15/27        156,873           156
 Government National Mortgage
  Association, 7.5%, 5/04/28         397,785           396
 Government National Mortgage
  Association, 7.5%, 7/15/28         725,628           721
 Government National Mortgage
  Association, 8%, 9/15/24           178,275           181
 Government National Mortgage
  Association, 8%, 3/15/26            59,148            60
 Government National Mortgage
  Association, 8%, 5/15/26           426,210           432
 Government National Mortgage
  Association, 8%, 6/15/26           357,293           362
 Government National Mortgage
  Association, 8%, 7/15/26           819,590           831
 Government National Mortgage
  Association, 8%, 8/15/26           347,141           352
 Government National Mortgage
  Association, 8%, 9/15/26           311,961           316
 Government National Mortgage
  Association, 8%, 10/15/26          604,736           613
 Government National Mortgage
  Association, 8%, 11/15/26          338,483           343
 Government National Mortgage
  Association, 8%, 12/15/26          358,821           364
 Government National Mortgage
  Association, 8%, 4/15/27           659,293           668
 Government National Mortgage
  Association, 8%, 6/15/27           297,910           302
 Government National Mortgage
  Association, 8%, 7/15/27           134,061           136
 Government National Mortgage
  Association, 8%, 7/20/28         2,246,770         2,259
 Government National Mortgage
  Association, 8.5%, 5/15/22           3,009             3
 Government National Mortgage
  Association, 8.5%, 9/15/22           3,891             4
 Government National Mortgage
  Association, 8.5%, 10/15/22         25,232            26
 Government National Mortgage
  Association, 8.5%, 12/15/22         17,777            18
 Government National Mortgage
  Association, 8.5%, 6/15/24           6,036             6
 Government National Mortgage
  Association, 8.5%, 7/15/24          21,392            22

Balanced Portfolio                     34

 GOVERNMENT (DOMESTIC AND                        MARKET
 FOREIGN) AND AGENCY BONDS        SHARES/         VALUE
 (27.3%)                            PAR          (000'S)
 ---------------------------------------------------------
 FEDERAL GOVERNMENT AND AGENCIES continued
 Government National Mortgage
  Association, 8.5%, 8/15/24          45,477   $        47
 Government National Mortgage
  Association, 8.5%, 12/15/24          6,910             7
 Government National Mortgage
  Association, 8.5%, 1/15/25          65,315            67
 Government National Mortgage
  Association, 8.5%, 2/15/25          59,335            61
 Government National Mortgage
  Association, 8.5%, 11/15/25          8,008             8
 Government National Mortgage
  Association, 8.5%, 1/15/26          40,427            41
 Government National Mortgage
  Association, 8.5%, 2/15/26           4,823             5
 Government National Mortgage
  Association, 8.5%, 3/15/26          19,435            20
 Government National Mortgage
  Association, 8.5%, 4/15/26          66,046            68
 Government National Mortgage
  Association, 8.5%, 5/15/26          17,982            18
 Government National Mortgage
  Association, 11%, 1/15/18        5,654,965         6,155
 Rural Housing Trust - Class
  D, 6.33%, 4/1/26                 4,089,556         4,024
 US Treasury Inflation Index
  Bond, 3.625%, 7/15/02            2,537,375         2,521
 US Treasury Inflation Index
  Bond, 3.625%, 4/15/28            6,500,000         6,199
 US Treasury Inflation Index
  Bond, 3.875%, 4/15/29          168,439,903       172,611
 US Treasury Inflation Index
  Bond, 4.25%, 1/15/10            68,412,760        70,214
 US Treasury, 4%, 10/31/00        11,650,000        11,559
 US Treasury, 4.75%, 2/15/04      19,250,000        18,300
 US Treasury, 4.75%, 11/15/08     38,050,000        34,554
#US Treasury, 5%, 2/28/01          4,500,000         4,458
 US Treasury, 5.25%, 5/31/01       8,000,000         7,913
 US Treasury, 5.25%, 5/15/04      29,700,000        28,651
 US Treasury, 5.25%, 2/15/29       3,749,000         3,326
 US Treasury, 5.5%, 1/31/03        3,500,000         3,427
 US Treasury, 5.5%, 3/31/03       15,500,000        15,151
 US Treasury, 5.5%, 2/15/08          175,000           168
 US Treasury, 5.625%, 12/31/02     2,300,000         2,259
 US Treasury, 5.625%, 2/15/06    108,000,000       104,726
 US Treasury, 5.625%, 5/15/08     34,000,000        32,789
 US Treasury, 6%, 7/31/02          4,000,000         3,965
 US Treasury, 6%, 8/15/04         25,000,000        24,766
 US Treasury, 6%, 8/15/09          3,818,000         3,787
 US Treasury, 6.125%, 8/15/07     22,000,000        21,869
#US Treasury, 6.125%, 8/15/29     13,738,000        13,884
 US Treasury, 6.25%, 2/15/07       4,500,000         4,504
#US Treasury, 6.375%, 8/15/07      4,100,000         4,217
 US Treasury, 6.5%, 2/28/02       55,000,000        55,000
#US Treasury, 6.5%, 2/15/10       25,434,000        26,300

 GOVERNMENT (DOMESTIC AND                        MARKET
 FOREIGN) AND AGENCY BONDS        SHARES/         VALUE
 (27.3%)                            PAR          (000'S)
 ---------------------------------------------------------
 FEDERAL GOVERNMENT AND AGENCIES continued
#US Treasury, 6.75%, 05/15/05      1,300,000   $     1,330
 US Treasury, 6.875%, 5/15/06     50,000,000        51,453
 US Treasury, 7.25%, 8/15/04       6,000,000         6,201
 US Treasury, 7.25%, 5/15/16       4,200,000         4,621
 Vendee Mortgage Trust, Series
  1998-3, Class E, 6.5%,
  3/15/29                          4,500,000         4,057
                                               -----------
     TOTAL                                         934,601
                                               -----------
 FOREIGN GOVERNMENT BONDS (0.2%)
 Province of Quebec, 6.5%,
  1/17/06                          7,500,000         7,203
                                               -----------
     TOTAL                                           7,203
                                               -----------
     TOTAL GOVERNMENT
      (DOMESTIC AND FOREIGN)
      AND AGENCY BONDS (COST
      $944,552)                                    941,804
                                               -----------
 MORTGAGE/ ASSET BACKED SECURITIES (6.5%)
 ---------------------------------------------------------
 ASSET-BACKED SECURITIES (CMO'S) (0.7%)
 BankBoston Marine Asset
  Backed Trust - Class A6,
  6.64%, 08/15/10                  7,000,000         6,815
 Citibank Credit Card Master
  Trust I - Class A, 0%,
  8/15/06                         17,000,000        12,662
 Commercial Mortgage
  Acceptance Corporation,
  Series 1997-ML1, Class B,
  6.6437%, 12/15/07 (144A)         2,500,000         2,386
 Iroquois Trust - Class A,
  6.68%, 11/10/03 (144A)           4,898,603         4,876
 Newcourt Equipment - Class C,
  7.734%, 09/20/04 (144A)            399,470           390
                                               -----------
     TOTAL                                          27,129
                                               -----------
 AUTO RELATED (0.4%)
 Fleetwood Credit Corporation
  Grantor Trust - Class A,
  6.4%, 05/15/13                   1,396,533         1,381
 Team Fleet Financing - Class
  A, 6.65%, 12/15/02 (144A)       11,800,000        11,544
                                               -----------
     TOTAL                                          12,925
                                               -----------
 AUTOMOBILES AND OTHER MOTOR VEHICLES (0.1%)
 Daimler-Chrysler N.A.
  Holdings, 6.38%, 8/23/02         5,000,000         5,012
                                               -----------
     TOTAL                                           5,012
                                               -----------
 BANK HOLDING COMPANIES (0.1%)
 Nationsbank Lease Pass
  Through Trust, Series
  1997-A, Class 1, 7.442%,
  1/10/11 (144A)                   1,917,387         1,873
                                               -----------
     TOTAL                                           1,873
                                               -----------

                                       35                     Balanced Portfolio

                                                 MARKET
 MORTGAGE/ ASSET BACKED           SHARES/         VALUE
 SECURITIES (6.5%)                  PAR          (000'S)
 ---------------------------------------------------------
 COMMERCIAL MORTGAGES (3.6%)
 Asset Securitization
  Corporation, Series
  1996-MD6, Class CS1, 1.257%,
  11/13/26, IO                    17,806,426   $       442
 Asset Securitization
  Corporation, Series 1997-D5,
  Class PS1, 1.367%, 2/14/41,
  IO                              21,999,609         1,872
 Chase Commercial Mortgage
  Securities Corporation,
  Series 1997-2, Class A2,
  6.6%, 11/19/07                   8,500,000         8,120
 Chase Commercial Mortgage
  Securities Corporation,
  Series 1997-2, Class B,
  6.6%, 11/19/07                   2,500,000         2,363
 Credit Suisse First Boston
  Mortgage Securities
  Corporation, Series 1997-C1,
  Class A2, 7.26%, 6/20/07
  (144A)                           3,075,911         3,000
 Credit Suisse First Boston
  Mortgage Securities
  Corporation, Series 1997-C1,
  Class B, 7.28%, 6/20/07
  (144A)                           3,250,000         3,139
 Criimi Mae Commercial
  Mortgage Trust, Series
  1998-C1, Class A1, 7%,
  11/2/06                          6,500,000         5,839
 Criimi Mae Commercial
  Mortgage Trust, Series
  1998-C1, Class B, 7%,
  11/2/11                          5,700,000         4,501
 DLJ Mortgage Acceptance
  Corporation, Series
  1997-CF2, Class S, .357%,
  10/15/17 (144A) IO              18,449,916           369
 DLJ Commercial Mortgage
  Corporation, Series
  1998-CF1, Class S, .718%,
  1/15/18, IO                    250,790,199         8,710
 DLJ Mortgage Acceptance
  Corp., Series 1994-MF11,
  Class A2, 8.1%, 6/18/04          1,650,000         1,686
 DLJ Mortgage Acceptance
  Corporation, Series
  1994-MF11, Class A1, 8.1%,
  6/18/04                          1,650,414         1,686
 Kmart CMBS Financing, Inc. -
  Class B, 6.597%, 3/01/07         8,000,000         7,987
 Kmart CMBS Financing, Inc. -
  Class C, 6.897%, 03/01/07
  (144A)                          12,500,000        12,441
 Kmart CMBS Financing, Inc. -
  Class D, 7.297%, 03/01/07
  (144A)                           4,500,000         4,479
 LB Mortgage Trust, Series
  1991-2, Class A3, 8.3962%,
  1/20/17                          9,714,449        10,040

                                                 MARKET
 MORTGAGE/ ASSET BACKED           SHARES/         VALUE
 SECURITIES (6.5%)                  PAR          (000'S)
 ---------------------------------------------------------
 COMMERCIAL MORTGAGES continued
 Midland Realty Acceptance
  Corporation, Series 1996-C2,
  Class AEC, 1.389%, 1/25/29,
  IO                              26,079,789   $     1,400
 Morgan Stanley Capital,
  Series 1998-WF2 - Class A,
  6.54%, 5/15/08                  15,000,000        14,246
 Mortgage Capital Funding,
   Inc., Series 1997-MC1,
   Class A3, 7.288%, 3/20/07      19,000,000        18,739
 Nomura Asset Securities
  Corporation, Series 1998-D6,
  Class A2, 7.028%, 3/17/28       15,000,000        14,038
 RMF Commercial Mortgage Pass-
  Through, Series 1997-1,
  Class F, 7.471%, 1/15/19
  (144A)                           1,800,000         1,222
                                               -----------
     TOTAL                                         126,319
                                               -----------
 CREDIT CARD ASSET BACKED (0.1%)
 Iroquois Trust, Series
  1997-2, Class A, 6.752%,
  6/25/07 (144A)                   2,672,585         2,615
                                               -----------
     TOTAL                                           2,615
                                               -----------
 FRANCHISE LOAN RECEIVABLES (0.3%)
 Enterprise Mortgage
  Acceptance Company, Series
  1998-1, Class IO, 1.378%,
  1/15/23 (144A) IO               37,709,606         2,419
 Enterprise Mortgage
  Acceptance Company, Series
  1998-1, Class A2, 6.38%,
  4/15/07 (144A)                   6,000,000         5,661
 Global Franchise Trust,
  Series 1998-1, Class A1,
  6.349%, 4/10/04                  2,581,122         2,519
                                               -----------
     TOTAL                                          10,599
                                               -----------
 HOME EQUITY LOAN (0.1%)
 Amresco Residential
  Securities, Series 1998-2,
  Class A2, 6.245%, 5/25/22        2,151,857         2,134
                                               -----------
     TOTAL                                           2,134
                                               -----------
 MANUFACTURED HOUSING (0.1%)
 Vanderbilt Mortgage and
  Finance Inc. - Series 1997-B
  - Class 1A4, 7.19%, 2/7/14       2,500,000         2,474
                                               -----------
     TOTAL                                           2,474
                                               -----------

Balanced Portfolio                     36

                                                 MARKET
 MORTGAGE/ ASSET BACKED           SHARES/         VALUE
 SECURITIES (6.5%)                  PAR          (000'S)
 ---------------------------------------------------------
 OTHER ASSET BACKED (0.4%)
 FMAC Loan Receivables Trust,
  Series 1998-A, Class A1,
  6.2%, 9/15/20 (144A)             4,150,905   $     4,026
 Harley-Davidson Eaglemark
  Motorcycle Trust, Series
  1998-2, Class A2, 5.87%,
  4/15/04                          1,900,000         1,870
 Health Care Receivables,
  6.25%, 2/01/03 (144A)            3,000,000         2,927
 Heilig-Meyers Master Trust,
  Series 1998-1A, Class A,
  6.125%, 1/20/07 (144A)           6,500,000         6,318
                                               -----------
     TOTAL                                          15,141
                                               -----------
 OTHER INDUSTRIES (0.1%)
 Nations Credit Grantor Trust
  - Class A1, 6.35%, 4/15/14       1,335,020         1,314
 Newcourt Equipment
  Receivables, Series 1997-A,
  Class B, 6.764%, 9/20/04
  (144A)                             499,338           489
                                               -----------
     TOTAL                                           1,803
                                               -----------
 RESIDENTIAL MORTGAGES (0.1%)
 Blackrock Capital Finance
  L.P., Series 1997-R3, Class
  B3, 7.25%, 11/25/28 (144A)       5,730,428         1,777
 Blackrock Capital Finance
  L.P., Series 1997-R1, Class
  B3, 7.75%, 3/25/37 (144A)        4,752,683         1,378
                                               -----------
     TOTAL                                           3,155
                                               -----------
 UTILITIES (0.4%)
 Comed Transitional Funding
  Trust, Series 1998-1, Class
  A7, 5.74%, 12/25/10              5,500,000         4,934
 Peco Energy Transition Trust,
  Series 1999-A, Class A7,
  6.13%, 3/1/09                    8,000,000         7,375
                                               -----------
     TOTAL                                          12,309
                                               -----------
     TOTAL MORTGAGE/ASSET
      BACKED SECURITIES (COST
      $239,595)                                    223,488
                                               -----------
 MUNICIPAL BONDS (0.2%)
 ---------------------------------------------------------
 MUNICIPAL BONDS - REVENUE (0.2%)
 New Jersey Economic
  Development Authority, 0%,
  2/15/25                         17,000,000         2,612
 New Jersey Economic
  Development Authority, 0%,
  2/15/26                         11,000,000         1,568
 New Jersey Economic
  Development Authority,
  7.425%, 2/15/29                  2,250,000         2,210
                                               -----------
     TOTAL MUNICIPAL BONDS
       (COST $6,215)                                 6,390
                                               -----------

 COMMON STOCK (47.8%)
 ---------------------------------------------------------
 BASIC MATERIALS (0.9%)
 Air Products and Chemicals,
  Inc.                                30,400   $       937
 Alcan Aluminium Ltd.                 29,000           899
 Alcoa, Inc.                         115,308         3,344
 Allegheny Technologies
  Incorporated                        10,981           198
 Archer-Daniels-Midland
  Company                             80,423           789
 Barrick Gold Corporation             52,200           949
 Bemis Company, Inc.                   6,900           232
*Bethlehem Steel Corporation          17,400            62
 Boise Cascade Corporation             7,600           197
 The Dow Chemical Company             87,300         2,635
 E. I. du Pont de Nemours and
  Company                            138,400         6,054
 Eastman Chemical Company             10,375           495
 Ecolab, Inc.                         17,200           672
 Engelhard Corporation                16,700           285
*FMC Corporation                       4,100           238
*Freeport-McMoRan Copper &
  Gold, Inc. - Class B                21,700           201
 Georgia-Pacific Corporation          22,700           596
 Great Lakes Chemical
  Corporation                          7,200           227
 Hercules Incorporated                14,100           198
 Homestake Mining Company             34,500           237
*Inco Limited                         25,400           391
 International Flavors &
  Fragrances, Inc.                    13,900           420
 International Paper Company          63,884         1,905
 Louisiana-Pacific Corporation        14,100           153
 The Mead Corporation                 13,600           343
 Newmont Mining Corporation           22,230           481
 Nucor Corporation                    11,600           385
*Pactiv Corporation                   22,700           179
 Phelps Dodge Corporation             10,710           398
 Placer Dome, Inc.                    43,100           412
 Potlatch Corporation                  3,800           126
 PPG Industries, Inc.                 23,000         1,019
 Praxair, Inc.                        21,100           790
 Rohm and Haas Company                29,001         1,001
 Sigma-Aldrich Corporation            13,400           392
 Temple-Inland, Inc.                   7,400           311
 Union Carbide Corporation            17,700           876
 USX-U. S. Steel Group                11,700           217
 Vulcan Materials Company             13,300           568
*W.R. Grace & Co.                      9,500           115
 Westvaco Corporation                 13,250           329
 Weyerhaeuser Company                 31,100         1,337

                                       37                     Balanced Portfolio

                                                 MARKET
                                  SHARES/         VALUE
 COMMON STOCK (47.8%)               PAR          (000'S)
 ---------------------------------------------------------
 BASIC MATERIALS continued
 Willamette Industries, Inc.          14,800   $       403
 Worthington Industries, Inc.         11,800           124
                                               -----------
     TOTAL                                          32,120
                                               -----------
 CAPITAL GOODS (4.1%)
*Allied Waste Industries,
  Inc.                                25,000           250
*American Power Conversion
  Corporation                         25,500         1,041
 Avery Dennison Corporation           14,900         1,000
 The B.F. Goodrich Company            14,600           497
 Ball Corporation                      4,000           129
 The Boeing Company                  115,118         4,813
 Briggs & Stratton Corporation         3,000           103
 Caterpillar, Inc.                    47,100         1,596
 Cooper Industries, Inc.              12,500           407
 Corning Incorporated                 36,500         9,850
 Crane Co.                             8,725           212
 Crown Cork & Seal Company,
  Inc.                                17,100           257
 Cummins Engine Company, Inc.          5,500           150
 Danaher Corporation                  18,900           934
 Deere & Company                      31,000         1,147
 Dover Corporation                    27,000         1,095
 Eaton Corporation                     9,800           657
 Emerson Electric Co.                 57,100         3,447
 Fluor Corporation                    10,100           319
 General Dynamics Corporation         26,600         1,390
 General Electric Company          1,304,300        69,128
 Honeywell International, Inc.       104,850         3,532
 Illinois Tool Works, Inc.            39,800         2,269
*Ingersoll-Rand Company               21,650           871
 ITT Industries, Inc.                 11,600           352
 Johnson Controls, Inc.               11,300           580
 Lockheed Martin Corporation          52,422         1,301
 McDermott International, Inc.         7,900            70
 Milacron, Inc.                        4,900            71
 Millipore Corporation                 6,000           452
 Minnesota Mining and
  Manufacturing Company               52,900         4,364
 Molex Incorporated                   26,025         1,252
 NACCO Industries, Inc. -
  Class A                              1,100            39
 National Service Industries,
  Inc.                                 5,400           105
*Navistar International
  Corporation                          8,370           260
 Northrop Grumman Corporation          9,200           610
*Owens-Illinois, Inc.                 19,900           233
 PACCAR Inc.                          10,390           412
 Pall Corporation                     16,466           305
 Parker-Hannifin Corporation          14,900           510
 Pitney Bowes, Inc.                   35,100         1,404
 Rockwell International
  Corporation                         25,100           791
*Sealed Air Corporation               11,086           581
*Solectron Corporation                78,500         3,287
 Textron, Inc.                        19,700         1,070
*Thermo Electron Corporation          21,000           442
 Thomas & Betts Corporation            7,700           147
 The Timken Company                    8,200           153

                                                 MARKET
                                  SHARES/         VALUE
 COMMON STOCK (47.8%)               PAR          (000'S)
 ---------------------------------------------------------
 CAPITAL GOODS continued
 Tyco International Ltd.             224,118   $    10,618
 United Technologies
  Corporation                         62,900         3,703
 Waste Management, Inc.               82,097         1,560
                                               -----------
     TOTAL                                         139,766
                                               -----------
 COMMUNICATION SERVICES (3.3%)
 ALLTEL Corporation                   41,600         2,577
 AT&T Corp.                          501,070        15,846
 Bell Atlantic Corporation           205,780        10,456
 BellSouth Corporation               249,400        10,631
 CenturyTel, Inc.                     18,500           532
*Global Crossing Ltd.                103,285         2,718
 GTE Corporation                     128,800         8,018
*Nextel Communications, Inc.
  - Class A                           96,600         5,911
 SBC Communications, Inc.            452,050        19,550
 Sprint Corporation (FON
  Group)                             115,500         5,891
*Sprint Corporation (PCS
  Group)                             114,200         6,795
 U S WEST, Inc.                       67,005         5,746
*WorldCom, Inc.                      376,083        17,252
                                               -----------
     TOTAL                                         111,923
                                               -----------
 CONSUMER CYCLICAL (3.5%)
 American Greetings
  Corporation - Class A                8,500           162
 Armstrong World Industries,
  Inc.                                 5,300            81
*AutoZone, Inc.                       18,300           403
*Bed Bath & Beyond, Inc.              18,600           674
*Best Buy Co., Inc.                   27,100         1,714
 The Black & Decker
  Corporation                         11,500           452
 Brunswick Corporation                12,200           202
 Carnival Corporation                 81,800         1,595
*Cendant Corporation                  93,573         1,310
 Centex Corporation                    7,900           186
 Circuit City Stores, Inc.            26,900           893
*Consolidated Stores
  Corporation                         14,700           176
*Convergys Corporation                20,200         1,048
 Cooper Tire & Rubber Company         10,100           112
*Costco Wholesale Corporation         58,902         1,944
 Dana Corporation                     21,765           461
 Delphi Automotive Systems
  Corporation                         74,844         1,090
 Dillard's, Inc. - Class A            13,900           170
 Dollar General Corporation           43,785           854
 Dow Jones & Company, Inc.            11,900           872
 The Dun & Bradstreet
  Corporation                         21,300           610
*Federated Department Stores,
  Inc.                                27,800           938
 Ford Motor Company                  160,100         6,884
 Gannett Co., Inc.                    36,900         2,207
 The Gap, Inc.                       112,725         3,523
 General Motors Corporation           73,405         4,262
 Genuine Parts Company                23,575           472
 The Goodyear Tire & Rubber
  Company                             20,700           414
 H&R Block, Inc.                      13,000           421

Balanced Portfolio                     38

                                                 MARKET
                                  SHARES/         VALUE
 COMMON STOCK (47.8%)               PAR          (000'S)
 ---------------------------------------------------------
 CONSUMER CYCLICAL continued
 Harcourt General, Inc.                9,400   $       511
 Harley-Davidson, Inc.                40,100         1,544
*Harrah's Entertainment, Inc.         17,000           356
 Hasbro, Inc.                         23,325           351
 Hilton Hotels Corporation            48,900           458
 The Home Depot, Inc.                305,097        15,235
 IMS Health Incorporated              40,800           734
 The Interpublic Group of
  Companies, Inc.                     37,200         1,600
 J. C. Penney Company, Inc.           34,500           636
 Kaufman and Broad Home
  Corporation                          6,300           125
*Kmart Corporation                    64,500           439
 Knight-Ridder, Inc.                  10,300           548
*Kohl's Corporation                   43,200         2,403
 Leggett & Platt, Incorporated        26,000           429
 The Limited, Inc.                    56,970         1,232
 Liz Claiborne, Inc.                   7,800           275
 Lowe's Companies, Inc.               50,700         2,082
 Marriott International, Inc.
  - Class A                           33,000         1,190
 Masco Corporation                    59,200         1,069
 Mattel, Inc.                         55,760           735
 The May Department Stores
  Company                             44,050         1,057
 Maytag Corporation                   11,200           413
 The McGraw-Hill Companies,
  Inc.                                26,000         1,404
 Meredith Corporation                  6,800           230
 The New York Times Company -
  Class A                             22,700           897
 NIKE, Inc. - Class B                 36,600         1,457
 Nordstrom, Inc.                      17,800           429
*Office Depot, Inc.                   43,600           273
 Omnicom Group, Inc.                  23,500         2,093
 Owens Corning                         7,300            68
 Pulte Corporation                     5,700           123
*RadioShack Corporation               25,600         1,213
*Reebok International Ltd.             7,500           120
 Russell Corporation                   4,400            88
 Sears, Roebuck & Co.                 50,100         1,635
 The Sherwin-Williams Company         22,000           466
 Snap-on Incorporated                  7,750           206
 Springs Industries, Inc. -
  Class A                              2,400            77
 The Stanley Works                    11,800           280
*Staples, Inc.                        62,250           957
 Target Corporation                   58,100         3,370
 The TJX Companies, Inc.              41,100           771
*Toys 'R Us, Inc.                     31,800           463
 Tribune Company                      42,100         1,474
 TRW, Inc.                            16,100           698
 V. F. Corporation                    15,700           374
*Visteon Corporation                  20,962           254
 Wal-Mart Stores, Inc.               590,200        34,009
 Whirlpool Corporation                 9,900           462
 Young & Rubicam, Inc.                 9,200           526
                                               -----------
     TOTAL                                         121,969
                                               -----------

                                                 MARKET
                                  SHARES/         VALUE
 COMMON STOCK (47.8%)               PAR          (000'S)
 ---------------------------------------------------------
 CONSUMER STAPLES (5.0%)
 Adolph Coors Company - Class
  B                                    4,900   $       296
 Alberto-Culver Company -
  Class B                              7,400           226
 Albertson's, Inc.                    56,150         1,867
 Anheuser-Busch Companies,
  Inc.                                61,700         4,608
 Avon Products, Inc.                  32,100         1,428
 Bestfoods                            37,000         2,562
 Brown-Forman Corporation -
  Class B                              9,100           489
 Campbell Soup Company                56,500         1,646
 Cardinal Health, Inc.                37,300         2,760
*Clear Channel
  Communications, Inc.                44,900         3,368
 The Clorox Company                   31,300         1,403
 The Coca-Cola Company               327,300        18,799
 Coca-Cola Enterprises, Inc.          56,400           920
 Colgate-Palmolive Company            77,200         4,622
 Comcast Corporation - Class A       122,800         4,973
 ConAgra, Inc.                        65,300         1,245
 CVS Corporation                      51,900         2,076
 Darden Restaurants, Inc.             17,000           276
 Deluxe Corporation                    9,700           229
 Fort James Corporation               28,700           664
 Fortune Brands, Inc.                 21,700           500
 General Mills, Inc.                  39,900         1,526
 The Gillette Company                142,100         4,965
 The Great Atlantic & Pacific
  Tea Company, Inc.                    5,100            85
 H.J. Heinz Company                   46,950         2,054
 Hershey Foods Corporation            18,300           888
 Kellogg Company                      53,700         1,598
 Kimberly-Clark Corporation           73,632         4,225
*The Kroger Co.                      110,600         2,440
 Longs Drug Stores Corporation         5,200           113
 McDonald's Corporation              179,400         5,909
 McKesson HBOC, Inc.                  37,353           782
 Nabisco Group Holdings Corp.         43,200         1,121
 Newell Rubbermaid, Inc.              37,371           962
 PepsiCo, Inc.                       192,900         8,572
 Philip Morris Companies, Inc.       313,500         8,327
 The Procter & Gamble Company        174,300         9,979
 The Quaker Oats Company              17,700         1,330
 R. R. Donnelley & Sons
  Company                             16,800           379
 Ralston Purina Company               40,000           798
 Rite Aid Corporation                 34,300           225
*Safeway, Inc.                        67,400         3,041
 Sara Lee Corporation                120,400         2,325
 The Seagram Company Ltd.             57,400         3,329
*Starbucks Corporation                24,300           928
 SUPERVALU INC                        18,500           353
 SYSCO Corporation                    43,700         1,841
 Time Warner, Inc.                   170,500        12,958
*Tricon Global Restaurants,
  Inc.                                19,990           565
 Tupperware Corporation                7,600           167
 UST, Inc.                            22,700           333
*Viacom, Inc. - Class B              201,961        13,771
 Walgreen Co.                        133,300         4,291

                                       39                     Balanced Portfolio

                                                 MARKET
                                  SHARES/         VALUE
 COMMON STOCK (47.8%)               PAR          (000'S)
 ---------------------------------------------------------
 CONSUMER STAPLES continued
 The Walt Disney Company             274,308   $    10,647
 Wendy's International, Inc.          15,800           281
 Winn-Dixie Stores, Inc.              19,400           278
 Wm. Wrigley Jr. Company              15,300         1,227
                                               -----------
     TOTAL                                         167,570
                                               -----------
 ENERGY (2.6%)
 Amerada Hess Corporation             12,000           741
 Anadarko Petroleum
  Corporation                         16,900           833
 Apache Corporation                   15,100           888
 Ashland, Inc.                         9,400           330
 Baker Hughes Incorporated            43,640         1,396
 Burlington Resources, Inc.           28,775         1,101
 Chevron Corporation                  87,000         7,379
 Conoco, Inc. - Class B               83,000         2,039
 Exxon Mobil Corporation             457,673        35,927
 Halliburton Company                  58,500         2,760
 Kerr-McGee Corporation               12,657           746
 Occidental Petroleum
  Corporation                         48,700         1,026
 Phillips Petroleum Company           33,600         1,703
*Rowan Companies, Inc.                12,200           371
 Royal Dutch Petroleum Company       284,100        17,490
 Schlumberger Limited                 72,900         5,440
 Sunoco, Inc.                         12,000           353
 Texaco, Inc.                         73,300         3,903
 Tosco Corporation                    19,100           541
 Transocean Sedco Forex, Inc.         27,704         1,480
 Unilever N.V.                        75,707         3,255
 Union Pacific Resources
  Group, Inc.                         33,358           734
 Unocal Corporation                   32,100         1,063
 USX-Marathon Group                   41,200         1,033
                                               -----------
     TOTAL                                          92,532
                                               -----------
 FINANCE (6.1%)
 AFLAC Incorporated                   35,300         1,622
 The Allstate Corporation            106,694         2,374
 American Express Company            178,000         9,278
 American General Corporation         32,703         1,995
 American International Group,
  Inc.                               205,178        24,108
 AmSouth Bancorporation               51,800           816
 Aon Corporation                      33,975         1,055
 Associates First Capital
  Corporation - Class A               96,538         2,154
 Bank of America Corporation         226,195         9,726
 The Bank of New York Company,
  Inc.                                97,600         4,538
 Bank One Corporation                151,945         4,036
 BB&T Corporation                     46,000         1,098
 The Bear Stearns Companies,
  Inc.                                15,002           624
 Capital One Financial
  Corporation                         26,100         1,165
 The Charles Schwab
  Corporation                        175,675         5,907
 The Chase Manhattan
  Corporation                        163,972         7,553
 The Chubb Corporation                23,300         1,433
 CIGNA Corporation                    22,300         2,085
 Cincinnati Financial
  Corporation                         21,700           682
 Citigroup, Inc.                     446,782        26,919

                                                 MARKET
                                  SHARES/         VALUE
 COMMON STOCK (47.8%)               PAR          (000'S)
 ---------------------------------------------------------
 FINANCE continued
 Comerica Incorporated                20,700   $       929
 Conseco, Inc.                        43,370           423
 Countrywide Credit
  Industries, Inc.                    15,000           455
 Federal Home Loan Mortgage
  Corporation                         92,100         3,730
 Federal National Mortgage
  Association                        135,800         7,087
 First Union Corporation             130,886         3,248
 Firstar Corporation                 129,929         2,737
 Firth Third Bancorp                  40,875         2,585
 FleetBoston Financial
  Corporation                        121,351         4,126
 Franklin Resources, Inc.             32,900           999
 Golden West Financial
  Corporation                         21,400           873
 The Hartford Financial
  Services Group, Inc.                29,400         1,645
 Household International, Inc.        62,259         2,588
 Huntington Bancshares
  Incorporated                        30,328           480
 J.P. Morgan & Co.
  Incorporated                        22,900         2,522
 Jefferson-Pilot Corporation          13,875           783
 KeyCorp                              59,300         1,045
 Lehman Brothers Holdings,
  Inc.                                15,900         1,504
 Lincoln National Corporation         25,900           936
 Loews Corporation                    14,100           846
 Marsh & McLennan Companies,
  Inc.                                35,400         3,697
 MBIA, Inc.                           13,200           636
 MBNA Corporation                    106,232         2,882
 Mellon Financial Corporation         67,400         2,456
 Merrill Lynch & Co., Inc.            49,100         5,647
 MGIC Investment Corporation          14,000           637
 Morgan Stanley Dean Witter &
  Co.                                150,960        12,567
 National City Corporation            81,700         1,394
 Northern Trust Corporation           29,500         1,919
 Old Kent Financial
  Corporation                         18,480           494
 Paine Webber Group, Inc.             18,900           860
 The PNC Financial Services
  Group, Inc.                         39,000         1,828
 The Progressive Corporation           9,700           718
 Providian Financial
  Corporation                         18,850         1,697
 Regions Financial Corporation        29,000           576
 SAFECO Corporation                   17,200           342
 SLM Holding Corporation              21,100           790
 SouthTrust Corporation               22,200           502
 The St. Paul Companies, Inc.         30,106         1,027
 State Street Corporation             21,200         2,249
 Summit Bancorp                       23,200           571
 SunTrust Banks, Inc.                 42,400         1,937
 Synovus Financial Corp.              37,050           653
 T. Rowe Price Associates,
  Inc.                                15,900           676
 Torchmark Corporation                17,400           430
 U.S. Bancorp                         99,787         1,921
 Union Planters Corporation           18,700           522
 UnumProvident Corporation            31,806           638

Balanced Portfolio                     40

                                                 MARKET
                                  SHARES/         VALUE
 COMMON STOCK (47.8%)               PAR          (000'S)
 ---------------------------------------------------------
 FINANCE continued
 Wachovia Corporation                 26,900   $     1,459
 Washington Mutual, Inc.              76,514         2,209
 Wells Fargo & Company               218,760         8,477
                                               -----------
     TOTAL                                         211,120
                                               -----------
 HEALTHCARE (5.5%)
 Abbott Laboratories                 203,700         9,077
 Aetna, Inc.                          18,993         1,219
 Allergan, Inc.                       17,400         1,296
*ALZA Corporation                     13,500           798
 American Home Products
  Corporation                        173,000        10,164
*Amgen, Inc.                         135,400         9,512
 Bausch & Lomb Incorporated            7,000           542
 Baxter International, Inc.           38,600         2,714
 Becton, Dickinson and Company        33,300           955
*Biogen, Inc.                         19,900         1,284
 Biomet, Inc.                         15,000           577
*Boston Scientific
  Corporation                         55,000         1,207
 Bristol-Myers Squibb Company        262,900        15,314
 C. R. Bard, Inc.                      6,800           327
 Columbia/HCA Healthcare
  Corporation                         74,650         2,267
 Eli Lilly and Company               144,500        14,432
*Guidant Corporation                  40,700         2,015
*HEALTHSOUTH Corporation              51,200           368
*Humana, Inc.                         22,200           108
 Johnson & Johnson                   184,400        18,786
 Mallinckrodt, Inc.                    9,100           395
*Manor Care, Inc.                     13,700            96
 Medtronic, Inc.                     158,300         7,885
 Merck & Co., Inc.                   309,700        23,731
 PE Corporation                       27,300         1,798
 Pfizer, Inc.                        825,950        39,646
 Pharmacia Corporation               165,821         8,571
*Quintiles Transnational
  Corp.                               15,200           215
 Schering-Plough Corporation         194,700         9,832
*St. Jude Medical, Inc.               11,150           512
*Tenet Healthcare Corporation         41,300         1,115
 UnitedHealth Group
  Incorporated                        22,500         1,929
*Watson Pharmaceuticals, Inc.         12,700           683
*Wellpoint Health Networks,
  Inc. - Class A                       8,400           608
                                               -----------
     TOTAL                                         189,978
                                               -----------
 TECHNOLOGY (15.3%)
*3Com Corporation                     45,400         2,616
*Adaptec, Inc.                        13,700           312
*ADC Telecommunications, Inc.         39,800         3,338
 Adobe Systems Incorporated           15,700         2,041
*Advanced Micro Devices, Inc.         19,500         1,506
*Agilent Technologies, Inc.           59,845         4,414
*Altera Corporation                   26,400         2,691
*America Online, Inc.                302,400        15,952
*Analog Devices, Inc.                 46,300         3,519
*Andrew Corporation                   10,662           358

                                                 MARKET
                                  SHARES/         VALUE
 COMMON STOCK (47.8%)               PAR          (000'S)
 ---------------------------------------------------------
 TECHNOLOGY continued
*Apple Computer, Inc.                 42,800   $     2,242
*Applied Materials, Inc.             101,400         9,189
 Autodesk, Inc.                        8,200           284
 Automatic Data Processing,
  Inc.                                83,500         4,472
*BMC Software, Inc.                   32,400         1,182
*Cabletron Systems, Inc.              24,100           609
*Ceridian Corporation                 19,200           462
*Cisco Systems, Inc.                 906,700        57,632
*Citrix Systems, Inc.                 23,700           449
 Compaq Computer Corporation         224,467         5,738
 Computer Associates
  International, Inc.                 78,012         3,993
*Computer Sciences
  Corporation                         22,200         1,658
*Compuware Corporation                47,800           496
*Comverse Technology, Inc.            20,200         1,879
*Conexant Systems, Inc.               28,500         1,386
*Dell Computer Corporation           339,900        16,761
 Eastman Kodak Company                41,800         2,487
 Electronic Data Systems
  Corporation                         62,400         2,574
*EMC Corporation                     269,686        20,749
 Equifax, Inc.                        18,700           491
 First Data Corporation               55,500         2,754
*Gateway, Inc.                        41,900         2,378
 Hewlett-Packard Company             133,200        16,633
 IKON Office Solutions, Inc.          19,900            77
 Intel Corporation                   442,700        59,184
 International Business
  Machines Corporation               238,900        26,174
*KLA-Tencor Corporation               24,300         1,423
*Lexmark International Group,
  Inc. - Class A                      16,900         1,137
 Linear Technology Corporation        41,200         2,634
*LSI Logic Corporation                39,400         2,133
 Lucent Technologies, Inc.           422,347        25,024
*Maxim Integrated Products,
  Inc.                                36,800         2,500
*Micron Technology, Inc.              71,600         6,305
*Microsoft Corporation               689,700        55,176
*MIPS Technologies, Inc. -
  Class B                              3,381           130
 Motorola, Inc.                      281,886         8,192
*National Semiconductor
  Corporation                         22,700         1,288
*NCR Corporation                      12,800           498
*Network Appliance, Inc.              40,400         3,252
 Nortel Networks Corporation         382,640        26,115
*Novell, Inc.                         43,300           401
*Oracle Corporation                  373,850        31,427
*Parametric Technology
  Corporation                         36,300           399
 Paychex, Inc.                        49,100         2,062
*PeopleSoft, Inc.                     35,600           596
 PerkinElmer, Inc.                     6,300           417
 Polaroid Corporation                  5,900           107
 QUALCOMM, Incorporated               97,800         5,868
 Raytheon Company - Class B           44,800           862

                                       41                     Balanced Portfolio

                                                 MARKET
                                  SHARES/         VALUE
 COMMON STOCK (47.8%)               PAR          (000'S)
 ---------------------------------------------------------
 TECHNOLOGY continued
 Sabre Holdings Corporation -
  Class A                             17,109   $       488
*Sapient Corporation                   7,700           823
 Scientific-Atlanta, Inc.             21,000         1,565
*Seagate Technology, Inc.             30,100         1,656
 Shared Medical Systems
  Corporation                          3,600           263
*Siebel Systems, Inc.                 25,500         4,171
*Silicon Graphics, Inc.               24,400            92
*Sun Microsystems, Inc.              209,200        19,024
 Tektronix, Inc.                       6,300           466
*Tellabs, Inc.                        53,300         3,648
*Teradyne, Inc.                       22,700         1,668
 Texas Instruments
  Incorporated                       215,500        14,802
*Unisys Corporation                   41,200           600
*VERITAS Software Corporation         51,500         5,820
 W.W. Grainger, Inc.                  12,400           382
 Xerox Corporation                    88,000         1,826
*Xilinx, Inc.                         42,600         3,517
*Yahoo!, Inc.                         69,800         8,646
                                               -----------
     TOTAL                                         526,083
                                               -----------
 TRANSPORTATION (0.3%)
*AMR Corporation                      19,600           518
 Burlington Northern Santa Fe
  Corporation                         60,599         1,390
 CSX Corporation                      28,900           612
 Delta Air Lines, Inc.                17,100           865
*FedEx Corporation                    38,440         1,460
 Kansas City Southern
  Industries, Inc.                    14,600         1,295
 Norfolk Southern Corporation         50,600           753
 Ryder System, Inc.                    7,900           150
 Southwest Airlines Co.               66,875         1,266
 Union Pacific Corporation            32,900         1,223
*US Airways Group, Inc.                9,500           371
                                               -----------
     TOTAL                                           9,903
                                               -----------
 UTILITIES (1.2%)
*The AES Corporation                  57,500         2,623
 Ameren Corporation                   18,200           614
 American Electric Power
  Company, Inc.                       42,740         1,266
 Carolina Power & Light
  Company                             21,100           674
 Cinergy Corp.                        21,105           537
 CMS Energy Corporation               15,300           339
 The Coastal Corporation              28,300         1,723
 Columbia Energy Group                10,800           709
 Consolidated Edison, Inc.            29,300           868
 Constellation Energy Group           19,800           645
 Dominion Resources, Inc.             31,525         1,352
 DTE Energy Company                   19,200           587
 Duke Energy Corporation              48,471         2,733
 Eastern Enterprises                   3,600           227
 Edison International                 46,000           943

                                                 MARKET
                                  SHARES/         VALUE
 COMMON STOCK (47.8%)               PAR          (000'S)
 ---------------------------------------------------------
 UTILITIES continued
 El Paso Energy Corporation           30,300   $     1,543
 Enron Corp.                          94,800         6,114
 Entergy Corporation                  32,700           889
 FirstEnergy Corp.                    30,900           722
 Florida Progress Corporation         13,000           609
 FPL Group, Inc.                      23,800         1,178
 GPU, Inc.                            16,400           444
 New Century Energies, Inc.           15,300           459
*Niagara Mohawk Holdings,
  Inc.                                23,500           328
 Nicor, Inc.                           6,200           202
 Northern States Power Company        20,500           414
 ONEOK, Inc.                           4,100           106
 PECO Energy Company                  24,600           992
 Peoples Energy Corporation            4,700           152
 PG&E Corporation                     50,900         1,253
 Pinnacle West Capital
  Corporation                         11,200           379
 PPL Corporation                      19,033           418
 Public Service Enterprise
  Group Incorporated                  29,000         1,004
 Reliant Energy, Inc.                 39,226         1,160
 Sempra Energy                        27,059           460
 The Southern Company                 89,200         2,079
 TXU Corp.                            36,595         1,080
 Unicom Corporation                   28,800         1,114
 The Williams Companies, Inc.         57,600         2,401
                                               -----------
     TOTAL                                          41,340
                                               -----------
     TOTAL COMMON STOCK (COST
      $663,124)                                  1,644,304
                                               -----------
 MONEY MARKET INVESTMENTS (12.2%)
 ---------------------------------------------------------
 CAPTIVE FINANCE COMPANIES (2.9%)
 Daimler-Chrysler N.A.
  Holdings, 6.54%, 7/31/00        23,500,000        23,372
 General Motors Acceptance
  Corporation, 6.55%, 8/21/00     40,000,000        39,630
 Toyota Motor Credit, 6.6%,
  8/2/00                          39,000,000        38,771
                                               -----------
     TOTAL                                         101,773
                                               -----------
 FEDERAL GOVERNMENT AND AGENCIES (0.6%)
 #Federal National Mortgage
  Association, 6.40%, 7/17/00     21,000,000        20,940
                                               -----------
     TOTAL                                          20,940
                                               -----------
 FINANCE SERVICES (4.0%)
 #Asset Securitization, 6.55%,
  8/15/00                         40,000,000        39,964
 #Ciesco LP, 6.55%, 8/14/00       24,500,000        24,304
 #Citicorp, 6.62%, 8/10/00        40,000,000        39,706
 CXC Incorporated, 6.63%,
  8/25/00                         20,000,000        19,797
 CXC Incorporated, 6.66%,
  8/9/00                          16,500,000        16,381
                                               -----------
     TOTAL                                         140,152
                                               -----------

Balanced Portfolio                     42

                                                 MARKET
 MONEY MARKET INVESTMENTS         SHARES/         VALUE
 (12.2%)                            PAR          (000'S)
 ---------------------------------------------------------
 MISC. BUSINESS CREDIT INSTITUTIONS (0.6%)
 Quincy Capital, 6.76%,
  7/12/00                         19,023,000   $    18,984
                                               -----------
     TOTAL                                          18,984
                                               -----------
 OFFICE MACHINES (0.3%)
 #Xerox Corporation, 6.68%,
  7/5/00                           8,900,000         8,893
                                               -----------
     TOTAL                                           8,893
                                               -----------
 PERSONAL CREDIT INSTITUTIONS (1.2%)
 Associates Corporation of
  North America, 6.94%, 7/3/00    13,300,000        13,295
 New Center Asset Trust,
  6.55%, 8/21/00                  30,000,000        29,721
                                               -----------
     TOTAL                                          43,016
                                               -----------
 SECURITY BROKERS AND DEALERS (2.0%)
 The Goldman Sachs Group,
  6.57%, 7/5/00                   28,270,000        28,249
 The Goldman Sachs Group,
  6.95%, 7/5/00                   10,000,000         9,992
 Salomon Smith Barney
  Holdings, Inc., 6.56%,
  8/14/00                         18,100,000        17,955
#Salomon Smith Barney
  Holdings Inc., 6.58%,
  8/07/00                         11,100,000        11,025
                                               -----------
     TOTAL                                          67,221
                                               -----------
 SHORT TERM BUSINESS CREDIT (0.6%)
 Transamerica Financial,
  6.57%, 8/14/00                  20,000,000        19,839
                                               -----------
     TOTAL                                          19,839
                                               -----------
     TOTAL MONEY MARKET INVESTMENTS
      (COST $420,818)                              420,818
                                               -----------
     TOTAL INVESTMENTS (99.4%)
      (COST $2,472,454)/\                        3,424,142
                                               -----------

                                                 MARKET
                                                  VALUE
                                                 (000'S)
 ---------------------------------------------------------

     OTHER ASSETS, LESS LIABILITIES (0.6%)     $    19,375
                                               -----------

     TOTAL NET ASSETS (100.0%)                 $ 3,443,517
                                               -----------

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1993. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

* Non-Income Producing

+ Defaulted security

# Partially held by the custodian in a segregated account as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below.

                                                 UNREALIZED
                                               APPRECIATION/
                      NUMBER OF   EXPIRATION   (DEPRECIATION)
ISSUER                CONTRACTS      DATE         (000'S)
-------------------------------------------------------------
S & P 500                626        Sep-00        $(1,990)
 Total Notional Value
  at 6/30/2000
  $231,748
US Long Bond             245        Sep-00        $(1,040)
 Total Notional Value
  at 6/30/2000
  $23,610

/\At 6/30/2000, the aggregate cost of securities for federal income tax purposes was $2,472,454 and the net unrealized appreciation of investments based on that cost was $951,688 which is comprised of $1,048,418 aggregate gross unrealized appreciation and $97,130 aggregate gross unrealized depreciation.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       43                     Balanced Portfolio

 Objective:                               Portfolio Strategy:                                    Net Assets:

 High current income and capital          Generate superior performance by investing in a        $149,036,789
 appreciation with moderate risk          diversified mix of fixed income securities rated
                                          below investment grade.

HIGH YIELD BOND PORTFOLIO
Investing in a portfolio of high yield bonds provides investors who can accept a moderate level of risk with a high level of current income, coupled with the opportunity for capital gains. Holdings of particular interest include solid investments in entities that have the possibility of a positive event, such as a significant improvement in credit rating or earnings or a change in ownership. In a high yield portfolio, some credit losses over time are inevitable; high coupons and diversification across many holdings mitigate the impact of individual securities on the performance of the total Portfolio.
In a difficult environment for high yield bonds, the Portfolio performed slightly better than its benchmark, the Lehman Brothers High Yield Intermediate Market Index, for the six months ended June 2000 but underperformed for the last 12 months.

High yield bond funds have been under pressure from several forces over the last two years. A rising level of defaults of bonds issued two to three years ago, when the market was very bullish and credit standards became somewhat lax, has hurt the asset class. Rising interest rates and generally difficult conditions in the bond market have exacerbated a challenging credit environment. Disappointing short-term performance, especially relative to stock funds, has caused retail investors to reduce investments in high yield bond funds, more than offsetting increases in exposure by institutional investors such as insurance companies and pension funds. Fund managers have had to sell securities to meet net redemptions; these sales have created downward pressure on bond prices.

                     PERCENTAGE HOLDINGS BY INDUSTRY SECTOR
                                   6/30/2000
[PIE CHART]

                                                                        Percentage Holdings
                                                                        -------------------
Telecommunications                                                                20
Consumer Cyclicals                                                                17
Broadcast & Cable                                                                 13
Basic Materials/Capital Goods/Energy                                               9
Consumer Staples                                                                   9
Financials                                                                         8
Utilities                                                                          8
Transport Services                                                                 5
Miscellaneous                                                                      4
Cash Equivalents                                                                   7

To cope with this situation, and also in anticipation that an economic slowdown may result in further market pressure, the Portfolio's managers have adopted a defensive stance. The focus is on relatively high quality issues that offer long-term value and above-average liquidity; some yield has been sacrificed for greater safety. The industry exposure has emphasized domestic sectors such as telecommunications, cable, broadcasting, health care and lodging, which are less subject to economic cycles than heavy industries. This approach is proving successful, as there have been no major credit losses in the Portfolio during 2000; the annualized market default rate for high yield bonds at mid-year is approximately 6%.

PERFORMANCE RELATIVE TO THE LEHMAN BROTHERS INDEX
[LINE GRAPH]

                                                                                                    LEHMAN BROTHERS HIGH YIELD
                                                                 HIGH YIELD BOND PORTFOLIO          INTERMEDIATE MARKET INDEX
                                                                 -------------------------          --------------------------
5/94                                                                       10000                              10000
6/94                                                                       10110                              10061
6/95                                                                       11490                              11331
6/96                                                                       12836                              12466
6/97                                                                       15684                              14159
6/98                                                                       17635                              15681
6/99                                                                       16476                              15618
6/00                                                                       16124                              15454

--------------------------------------------------------------
                 Average Annual Total Return
               For Periods Ended June 30, 2000
                                                      Since
                                 1 Year   5 Years   Inception#
--------------------------------------------------------------
High Yield Bond Portfolio        -2.14%    7.01%      8.07%
Lehman Brothers High Yield
 Intermediate Market Index       -1.05%    6.40%      7.32%
--------------------------------------------------------------
# Inception date of 5/3/1994

The total return performance for the High Yield Bond Portfolio is shown in comparison with the Lehman Brothers High Yield Intermediate Market Index. The Lehman Brothers index is an appropriate measure of portfolio performance since it has a quality and maturity profile that resembles the High Yield Bond Portfolio.

The Lehman Brothers High Yield Intermediate Market Index is made up of dollar-denominated, nonconvertible, SEC publicly registered fixed rate noninvestment grade issues. The bonds will have remaining maturities of between one and ten years and have an outstanding par value of at least $100 million. Yankee and global bonds (SEC registered) of issuers in G-7 countries are included. Original issue zero coupon bonds and step-up coupon structures are also included; however, the index excludes pay-in-kind (PIK) bonds. Each bond must be rated Ba1 or lower by Moody's Investor Service. If a Moody's rating is unavailable, the bonds must be rated BB+ or lower by Standard & Poor's, or by Fitch if an S&P rating is unavailable. A few unrated bonds are included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer. The index is an unmanaged market value weighted index and measures the income provided by, and the price changes of, the underlying securities.

This chart assumes an initial investment of $10,000 made on 5/3/94 (commencement of operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns, which reflect deduction of charges for the separate account, are shown on page 58.

High Yield Bond Portfolio              44

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
June 30, 2000 (unaudited)

                                                 MARKET
                                     SHARES/      VALUE
 BONDS (83.8%)                         PAR       (000'S)
 --------------------------------------------------------
 BASIC MATERIALS (3.6%)
 METALS & MINING (3.1%)
 Centaur Mining & Exploration
  Limited, 11%, 12/01/07            1,250,000   $   1,000
 Glencore Nickel, Ltd., 9%,
  12/01/14                            500,000         415
 Great Central Mines, Ltd.,
  8.875%, 04/01/08                  2,400,000       1,944
 USEC Inc., 6.625%, 01/20/06        1,650,000       1,318
                                                ---------
     TOTAL                                          4,677
                                                ---------
 PAPER (0.5%)
 APP China Group, Ltd., 14%,
  03/15/10 (144A)                   1,200,000         756
                                                ---------
     TOTAL                                            756
                                                ---------
     TOTAL BASIC MATERIALS                          5,433
                                                ---------
 CAPITAL GOODS (2.4%)
 Building One Services, 10.5%,
  05/01/09                          1,500,000       1,275
 Integrated Electrical Services,
  Series B, 9.375%, 02/12/09        1,450,000       1,175
 United Rentals, Inc., 8.8%,
  08/15/08                          1,250,000       1,100
                                                ---------
     TOTAL CAPITAL GOODS                            3,550
                                                ---------
 CONSUMER CYCLICAL (15.7%)
 AUTO & TRUCKS (1.5%)
 Avis Group Holdings, Inc., 11%,
  05/01/09                          1,250,000       1,303
 Budget Group Inc., 9.125%,
  04/01/06                          1,500,000         960
                                                ---------
     TOTAL                                          2,263
                                                ---------
 AUTO RELATED (1.4%)
 American Axle & Manufacturing
  Inc., 9.75%, 03/01/09               800,000         746
 Federal-Mogul Corporation,
  7.375%, 01/15/06                  1,400,000       1,018
 Lear Corporation, 8.11%, 05/15/09    400,000         364
                                                ---------
     TOTAL                                          2,128
                                                ---------
 FOOD SERVICE (0.6%)
 Host Marriott L.P., 8.375%,
  02/15/06                          1,000,000         930
                                                ---------
     TOTAL                                            930
                                                ---------
 HOME CONSTRUCTION (0.8%)
 Lennar Corporation, 9.95%,
  05/01/10 (144A)                   1,250,000       1,231
                                                ---------
     TOTAL                                          1,231
                                                ---------
 HOUSEHOLD FURNISHINGS - APPLIANCES (1.2%)
 Rent-A-Center, Inc, 11%, 08/15/08  1,800,000       1,746
                                                ---------
     TOTAL                                          1,746
                                                ---------

                                                 MARKET
                                     SHARES/      VALUE
 BONDS (83.8%)                         PAR       (000'S)
 --------------------------------------------------------
 LEISURE RELATED (2.6%)
 Bally Total Fitness Holdings,
  Series D, 9.875%, 10/15/07        1,600,000   $   1,448
 Boyds Collection Ltd., Series B,
  9%, 05/15/08                        750,000         660
 Park Place Entertainment
  Corporation, 9.375%, 02/15/07     1,200,000       1,200
 Royal Caribbean Cruises Ltd., 7%,
  10/15/07                            600,000         532
                                                ---------
     TOTAL                                          3,840
                                                ---------
 LODGING/RESORTS (4.2%)
 Felcor Suites LP, 7.625%,
  10/01/07                          1,250,000       1,086
 Hilton Hotels Corp., 5%, 05/15/06  2,450,000       1,936
 HMH Properties, Inc., Series B,
  7.875%, 08/01/08                    900,000         808
 John Q. Hammons Hotels, Inc.,
  8.875%, 02/15/04                  1,200,000       1,056
 Starwood Hotels & Resorts,
  7.375%, 11/15/15                  1,650,000       1,390
                                                ---------
     TOTAL                                          6,276
                                                ---------
 PRINTING & PUBLISHING (1.9%)
 Jostens, Inc., 12.75%, 05/01/10
  (144A)                            1,000,000         985
 Mail-Well, Inc., 5%, 11/01/02      1,800,000       1,469
 Marvel Enterprises, Inc., 12%,
  06/15/09                            400,000         320
                                                ---------
     TOTAL                                          2,774
                                                ---------
 RETAIL - GENERAL (1.5%)
 Buhrmann US Inc., 12.25%,
  11/01/09                          2,150,000       2,258
                                                ---------
     TOTAL                                          2,258
                                                ---------
     TOTAL CONSUMER CYCLICAL                       23,446
                                                ---------
 CONSUMER STAPLES (9.4%)
 DRUGS (0.7%)
 ICN Pharmaceuticals, Inc., 8.75%,
  11/15/08 (144A)                     750,000         739
 ICN Pharmaceuticals, Inc., 9.25%,
  08/15/05                            350,000         347
                                                ---------
     TOTAL                                          1,086
                                                ---------
 GAMING (2.9%)
 Hollywood Casino, 13%, 08/01/06
  (144A)                              850,000         903
 Jupiters Limited, 8.5%, 03/01/06   1,000,000         933
 Mandalay Resort Group, 7.625%,
  07/15/13                          1,850,000       1,516
 Station Casinos, Inc., 9.875%,
  07/01/10 (144A)                   1,000,000       1,003
                                                ---------
     TOTAL                                          4,355
                                                ---------

                                       45              High Yield Bond Portfolio

                                                 MARKET
                                     SHARES/      VALUE
 BONDS (83.8%)                         PAR       (000'S)
 --------------------------------------------------------
 HEALTHCARE (5.8%)
 Columbia/HCA Healthcare, Inc.,
  7.69%, 06/15/25                   1,450,000   $   1,146
 Hanger Orthopedic Group, Inc.,
  11.25%, 06/15/09                  1,150,000       1,001
 HEALTHSOUTH Corporation, 3.25%,
  04/01/03                          3,700,000       2,904
 HEALTHSOUTH Corporation, 6.875%,
  06/15/05                            300,000         257
 Renal Treatment Centers, Inc.,
  5.625%, 07/15/06                  1,200,000         798
 Total Renal Care Holdings, Inc.,
  7%, 05/15/09                      3,600,000       2,425
                                                ---------
     TOTAL                                          8,531
                                                ---------
     TOTAL CONSUMER STAPLES                        13,972
                                                ---------
 ENERGY (2.9%)
 COAL (0.7%)
 P&L Coal Holdings Corporation,
  8.875%, 05/15/08                  1,100,000       1,037
                                                ---------
     TOTAL                                          1,037
                                                ---------
 REFINING (2.2%)
 Conproca S.A., 12%, 06/16/10
  (144A)                            1,100,000       1,133
 PDV America, Inc., 7.875%,
  08/01/03                          2,250,000       2,128
                                                ---------
     TOTAL                                          3,261
                                                ---------
     TOTAL ENERGY                                   4,298
                                                ---------
 FINANCE (6.6%)
 BANKS (1.3%)
 Sovereign Bancorp, 10.5%,
  11/15/06                          1,900,000       1,876
                                                ---------
     TOTAL                                          1,876
                                                ---------
 FINANCE COMPANIES (3.2%)
 Metris Companies, Inc., 10.125%,
  07/15/06                          2,600,000       2,470
 PDVSA Finance Ltd. 1999-i, 9.75%,
  02/15/10                          2,600,000       2,483
                                                ---------
     TOTAL                                          4,953
                                                ---------
 FINANCIAL SERVICES (1.1%)
 Labranche & Company, Series 144A,
  12%, 03/01/07                     1,600,000       1,594
                                                ---------
     TOTAL                                          1,594
                                                ---------
 INSURANCE (1.0%)
 Willis Corroon Corp., 9%,
  02/01/09                          1,750,000       1,470
                                                ---------
     TOTAL                                          1,470
                                                ---------
     TOTAL FINANCE                                  9,893
                                                ---------
 MISCELLANEOUS (4.8%)
 R.E.I.T. (2.0%)
 Macerich Company, 7.25%, 12/15/02
  (144A)                            1,200,000       1,065
 Security Capital U.S. Realty, 2%,
  05/22/03 (144A)                   2,500,000       1,969
                                                ---------
     TOTAL                                          3,034
                                                ---------

                                                 MARKET
                                     SHARES/      VALUE
 BONDS (83.8%)                         PAR       (000'S)
 --------------------------------------------------------
 REAL ESTATE (2.8%)
 Crescent Real Estate, 7%,
  09/15/02                            500,000   $     460
 Crescent Real Estate, 7.5%,
  09/15/07                          2,950,000       2,391
 JDN Realty Corporation, 6.918%,
  03/31/03                            600,000         501
 JDN Realty Corporation, 6.95%,
  08/01/07                          1,000,000         739
                                                ---------
     TOTAL                                          4,091
                                                ---------
     TOTAL MISCELLANEOUS                            7,125
                                                ---------
 TECHNOLOGY (27.1%)
 BROADCASTING (1.8%)
 Crown Castle International Corp.,
  10.75%, 08/01/11                  1,000,000       1,014
+Spectrasite Holdings, Inc.,
  12.875%, 03/15/10 (144A)            800,000         436
 XM Satellite Radio Holdings Inc.,
  14%, 03/15/10                     1,400,000       1,232
                                                ---------
     TOTAL                                          2,682
                                                ---------
 CABLE (7.1%)
 Charter Communication Holdings,
  LLC, 8.625%, 04/01/09               800,000         703
+Charter Communication Holdings,
  LLC, 11.75%, 01/15/10               750,000         427
+Charter Communications Holdings,
  LLC, 9.92%, 04/01/11                750,000         426
+International Cabletel, Inc.
  11.5%, 02/01/06                   1,000,000         923
 NTL Communications Corp., 11.5%,
  10/01/08                          1,950,000       1,940
+NTL, Inc., 9.75%, 04/01/08         1,900,000       1,188
 Telewest Communications Plc,
  9.875%, 02/01/10 (144A)             400,000         372
+Telewest Communications Plc,
  9.25%, 04/15/09                   1,000,000         540
+United Global Communications,
  Inc., Series B, 1.75%, 02/15/08   3,300,000       2,309
 United Pan-Europe Communications
  N.V., 10.875%, 08/01/09           1,550,000       1,349
+United Pan-Europe Communications
  N.V., 13.75%, 2/01/10               600,000         282
                                                ---------
     TOTAL                                         10,459
                                                ---------
 ELECTRONICS (0.5%)
 Flextronics International Ltd.,
  9.875%, 07/01/10                    800,000         806
                                                ---------
     TOTAL                                            806
                                                ---------
 TELECOMMUNICATIONS (17.7%)
 Adelphia Business Solutions,
  Inc., 12.25%, 09/01/04            1,900,000       1,919
 Arch Communications Inc., 12.75%,
  07/01/07                            200,000         153
 Arch Communications Inc., 13.75%,
  04/15/08                          4,100,000       3,300
 Dobson Communications
  Corporation, 10.875%, 07/01/10
  (144A)                              600,000         603

High Yield Bond Portfolio              46

                                                 MARKET
                                     SHARES/      VALUE
 BONDS (83.8%)                         PAR       (000'S)
 --------------------------------------------------------
 TELECOMMUNICATIONS continued
 Exodus Communications, Inc.,
  11.625%, 07/15/10 (144A)          1,975,000   $   1,980
 FLAG Telecom Holdings Limited,
  11.625%, 03/30/10                 1,000,000         970
 Global Crossing Holding, Ltd.,
  9.5%, 11/15/09                    1,000,000         965
+GT Group Telecom, 13.25%,
  02/01/10 (144A)                   1,650,000         916
+Intermedia Communications, Inc.,
  12.5%, 05/15/06                     600,000         545
+KMC Telecommunications Holdings,
  Inc., 12.5%, 02/15/08               750,000         353
 KMC Telecommunications Holdings,
  13.5%, 05/15/09                   1,550,000       1,364
 Level 3 Communications, 11%,
  03/15/08                          2,000,000       1,980
 Metrocall, Inc., 9.75%, 11/01/07     300,000         206
 Metrocall, Inc., 11%, 09/15/08     1,250,000         875
 Nextel Communications, Inc.,
  9.375%, 11/15/09                  1,150,000       1,098
+Nextel Communications, 9.95%,
  02/15/08                          1,150,000         842
 NEXTLINK Communications, Inc.,
  10.75%, 06/01/09                  1,050,000       1,034
 PSINet Inc., 10%, 02/15/05         1,250,000       1,150
 PSINet Inc., 11.5%, 11/01/08         250,000         235
 Verio Inc., 10.625%, 11/15/09        800,000         887
 Viatel, Inc., 11.25%, 04/15/08     2,400,000       1,776
 Voicestream Wireless, 10.375%,
  11/15/09                            400,000         414
 Williams Communications Group,
  10.875%, 10/01/09                 2,750,000       2,687
                                                ---------
     TOTAL                                         26,252
                                                ---------
     TOTAL TECHNOLOGY                              40,199
                                                ---------
 TRANSPORT SERVICES (3.1%)
 PROFESSIONAL SERVICES (0.6%)
 Coinmach Corp, 11.75%, 11/15/05      800,000         768
 Decisionone Holdings, 7.94%,
  08/07/05                            101,266          47
 Decisionone Holdings, 7.98%,
  08/07/05                            145,823          67
 Decisionone Holdings, 8.29%,
  08/07/05                             26,519          12
                                                ---------
     TOTAL                                            894
                                                ---------
 TRUCKING - SHIPPING (2.5%)
 North American Van Lines,
  13.375%, 12/01/09 (144A)          1,650,000       1,551
 Stena AB, 8.75%, 06/15/07          1,150,000       1,003
 Vectura Group Inc., Series B,
  10.25%, 06/30/08                  1,500,000       1,230
                                                ---------
     TOTAL                                          3,784
                                                ---------
     TOTAL TRANSPORT SERVICES                       4,678
                                                ---------

                                                 MARKET
                                     SHARES/      VALUE
 BONDS (83.8%)                         PAR       (000'S)
 --------------------------------------------------------
 UTILITIES (8.2%)
 UTILITY - ELECTRIC (1.7%)
 AES Corporation, 8.5%, 11/01/07    1,000,000   $     913
 Orion Power Holdings Inc., 12%,
  05/01/10 (144A)                   1,600,000       1,656
                                                ---------
     TOTAL                                          2,569
                                                ---------
 UTILITY - GARBAGE DISPOSAL (5.3%)
 Allied Waste North America, Inc.,
  7.625%, 01/01/06                  2,100,000       1,837
 Allied Waste North America, Inc.,
  7.875%, 01/01/09                  1,750,000       1,492
 Allied Waste North America, Inc.,
  Series B, 10%, 08/01/09             500,000         418
 IT Group, Series B, 11.25%,
  04/01/09                            600,000         537
 Waste Management, Inc., 4%,
  02/01/02                          2,100,000       1,947
 Waste Management, Inc., 7.125%,
  10/01/07                          1,750,000       1,567
                                                ---------
     TOTAL                                          7,798
                                                ---------
 UTILITY - GAS (1.2%)
 Eott Energy, 11%, 10/01/09         1,800,000       1,827
                                                ---------
     TOTAL                                          1,827
                                                ---------
     TOTAL UTILITIES                               12,194
                                                ---------
     TOTAL BONDS (COST $129,419)                  124,788
                                                ---------
 PREFERRED SECURITIES (7.6%)
 --------------------------------------------------------
 CONSUMER CYCLICAL (1.3%)
 HOUSEHOLD FURNITURE, A (0.4%)
**Samsonite Corporation                 7,870         567
                                                ---------
     TOTAL                                            567
                                                ---------
 PRINTING & PUBLISHING (0.9%)
 PRIMEDIA, Inc. - Series D              5,000         480
 PRIMEDIA, Inc. - Series F             10,000         904
                                                ---------
     TOTAL                                          1,384
                                                ---------
     TOTAL CONSUMER CYCLICAL                        1,951
                                                ---------
 FINANCE (1.1%)
 California Federal Preferred
  Capital                              74,000       1,568
                                                ---------
     TOTAL FINANCE                                  1,568
                                                ---------
 HEALTHCARE (0.3%)
 Fresenius Medical Capital Trust
  II, 7.875%, 02/01/08                500,000         448
                                                ---------
     TOTAL HEALTHCARE                                 448
                                                ---------

 INFORMATIONAL RETRIEVAL SERVICES (0.5%)
 PSINet Inc.                           20,000         678
                                                ---------
     TOTAL INFORMATIONAL RETRIEVAL
       SERVICES                                       678
                                                ---------
 TECHNOLOGY (4.4%)
 BROADCASTING (2.8%)
**Crown Castle International
  Corp.                                10,960       1,107
**Cumulus Media Inc.                   21,320       1,731
 Sinclair Capital                      16,000       1,448
                                                ---------
     TOTAL                                          4,286
                                                ---------

                                       47              High Yield Bond Portfolio

                                                 MARKET
                                     SHARES/      VALUE
 PREFERRED SECURITIES (7.6%)           PAR       (000'S)
 --------------------------------------------------------
 CABLE (0.1%)
 Adelphia Communications
  Corporation                           2,000   $     201
                                                ---------
     TOTAL                                            201
                                                ---------
 TELECOMMUNICATIONS (1.5%)
**Adelphia Business Solutions,
  Inc.                                 14,790       1,331
**NEXTLINK Communications, Inc.        17,738         914
                                                ---------
     TOTAL                                          2,245
                                                ---------
     TOTAL TECHNOLOGY                               6,732
                                                ---------
     TOTAL PREFERRED SECURITIES
       (COST $12,541)                              11,377
                                                ---------
 COMMON STOCK (1.5%)
 --------------------------------------------------------
 COMPUTER PROGRAMMING SERVICES (0.0%)
*Decisionone Corporation                4,062          23
                                                ---------
     TOTAL COMPUTER PROGRAMMING
       SERVICES                                        23
                                                ---------
 CONSUMER CYCLICAL (0.0%)
 APPAREL, TEXTILE (0.0%)
*++Ithaca Industries, Inc.            136,000           0
                                                ---------
     TOTAL                                              0
                                                ---------
 LEISURE RELATED (0.0%)
*Hedstrom Holdings, Inc.              201,674           2
                                                ---------
     TOTAL CONSUMER CYCLICAL                            2
                                                ---------
 MISCELLANEOUS (0.0%)
 Meditrust Corporation                 11,117          42
                                                ---------
     TOTAL MISCELLANEOUS                               42
                                                ---------
 TECHNOLOGY (1.5%)
 *Arch Communications Inc.            202,240       1,102
 *McLeodUSA Incorporated               27,405         567
 *Viatel, Inc.                         16,325         466
                                                ---------
     TOTAL TECHNOLOGY                               2,135
                                                ---------
 TELEPHONE COMMUNICATIONS (0.0%)
 *RCN Corporation                       2,494          63
                                                ---------
     TOTAL TELEPHONE
       COMMUNICATIONS                                  63
                                                ---------
     TOTAL COMMON STOCK
       (COST $6,895)                                2,265
                                                ---------
 WARRANTS (0.0%)
 --------------------------------------------------------
 COMPUTER RELATED SERVICES (0.0%)
*Decisionone Corporation                7,054           0
                                                ---------
     TOTAL COMPUTER RELATED
       SERVICES                                         0
                                                ---------
 CONSUMER CYCLICAL (0.0%)
*Samsonite Corp.                        6,250          19
                                                ---------
     TOTAL CONSUMER CYCLICAL                           19
                                                ---------

                                                 MARKET
                                     SHARES/      VALUE
 WARRANTS (0.0%)                       PAR       (000'S)
 --------------------------------------------------------
 TECHNOLOGY (0.0%)
*Arch Communications Inc.              32,686   $      30
*KMC Telecom Holdings, Inc.             6,250          19
                                                ---------
     TOTAL TECHNOLOGY                                  49
                                                ---------
     TOTAL WARRANTS (COST $1,692)                      68
                                                ---------
 MONEY MARKET INVESTMENTS (7.1%)
 --------------------------------------------------------
 FINANCE SERVICES (3.5%)
 Ciesco-LP, 6.55%, 08/16/00         5,100,000       5,057
                                                ---------
     TOTAL FINANCE SERVICES                         5,057
                                                ---------
 PERSONAL CREDIT INSTITUTIONS (0.3%)
 Associates Corporation of North
  America 6.94%, 07/03/00             500,000         500
                                                ---------
     TOTAL PERSONAL CREDIT
       INSTITUTIONS                                   500
                                                ---------
 SECURITY BROKERS AND DEALERS (3.3%)
 Salomon Smith Barney Holdings,
  6.58%, 08/07/00                   5,000,000       4,966
                                                ---------
     TOTAL SECURITY BROKERS AND
       DEALERS                                      4,966
                                                ---------
     TOTAL MONEY MARKET INVESTMENTS
      (COST $10,523)                               10,523
                                                ---------
     TOTAL INVESTMENTS (100.0%)
      (COST $161,070)/\                           149,021
                                                ---------

     OTHER ASSETS, LESS LIABILITIES (0.0%)             16
                                                ---------

     TOTAL NET ASSETS (100.0%)                  $ 149,037
                                                ---------

 * Non-Income Producing

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1993. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

 + Step Bond security that presently receives no coupon payments. At a predetermined date the stated coupon rate becomes effective.

++ Defaulted Security

** PIK- Payment in Kind
/\ At 6/30/2000, the aggregate cost of securities for federal income tax purposes was $161,070 and the net unrealized depreciation of investments based on that cost was $12,049 which is comprised of $3,367 aggregate gross unrealized appreciation and $15,416 aggregate gross unrealized depreciation.

    The Accompanying Notes are an Integral Part of the Financial Statements

High Yield Bond Portfolio              48

 Objective:                               Portfolio Strategy:                                    Net Assets:

 A stable and relatively high level       Invest in high grade corporate bonds, U.S.             $275,428,134
 of long-term total return and            government bonds and bonds of government
 preservation of capital                  agencies.

SELECT BOND PORTFOLIO

The Select Bond Portfolio invests in high quality debt securities, primarily government bonds, corporate bonds and mortgage-backed securities. Exposure to market sectors is adjusted as yield spreads change among the various classes of securities. Duration and maturities are altered with moderate adjustments in recognition or anticipation of interest rate changes.

The Portfolio's focus in recent months has been on quality and liquidity, with holdings concentrated in well-known names with ratings of AA or better. To take advantage of unusually wide spreads between corporate and U.S. government bonds, some government securities were replaced with high quality corporate issues.

Over the last six months the Select Bond Portfolio has moved toward a more defensive posture with regard to spread and duration. At the end of June, the Portfolio remains defensive, in the belief that wider spreads and higher yields are likely in the near future.

During the first quarter of 2000 the position in mortgages was reduced because mortgages appeared somewhat rich relative to corporate bonds. Despite this reduced exposure, mortgage holdings hurt performance because defaults on underlying loans caused the prices of two mortgage issues in the Portfolio to fall. These two issues were the main reason the Portfolio's return was below its benchmark. Overall, the Portfolio's mortgage holdings are of very good quality, and no further defaults are expected.

                              PERCENTAGE HOLDINGS
                                   6/30/2000
[PERCENTAGE HOLDINGS PIE CHART]

                                                                         Percentage Holdings
                                                                         -------------------
Corporate Bonds                                                                   24
Mortgage-Backed and Asset-Backed Securities                                       35
Government and Government Agencies                                                36
Short-Term Investments                                                             5

The Corporate Bonds sector includes bonds of companies headquartered outside the United States. The Government and Government Agencies category includes taxable bonds of domestic and foreign governments and a small position in municipal bonds. Consistent with the Portfolio's stated parameters, no more than 20% of the Portfolio is invested in foreign securities, and no more than 10% is invested in high-yield securities.

PERFORMANCE RELATIVE TO THE MERRILL LYNCH DOMESTIC MASTER INDEX

[LINE GRAPH]

----------------------------------------------------
            Average Annual Total Return
          For Periods Ended June 30, 2000
                         1 Year   5 Years   10 Years
----------------------------------------------------
Select Bond Portfolio    2.34%     5.62%      8.08%
Merrill Lynch Domestic
 Master Index            4.57%     6.26%      7.89%
----------------------------------------------------

Since the Portfolio invests broadly in U.S. Government, mortgage and corporate bonds, a useful basis for comparing returns is the Merrill Lynch Domestic Master Index. The index is an unmanaged market value weighted index comprised of U.S. Government, mortgage and investment-grade corporate bonds. The index measures the income provided by, and the price changes of, the underlying securities.

This chart assumes an initial investment of $10,000 made on 6/30/90. Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns, which reflect deduction of charges for the separate account, are shown on page 58.

                                       49                  Select Bond Portfolio

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
June 30, 2000 (unaudited)

                                                 MARKET
                                   SHARES/        VALUE
 CORPORATE BONDS (24.0%)             PAR         (000'S)
 --------------------------------------------------------
 BANK HOLDING COMPANIES (0.9%)
 BT Institutional Capital
  Trust, 7.75%, 12/01/26 (144A)     3,000,000   $   2,508
                                                ---------
     TOTAL BANK HOLDING
       COMPANIES                                    2,508
                                                ---------
 BEVERAGES (1.6%)
 Anheuser-Busch Companies,
  Inc., 7.5%, 3/15/12               4,500,000       4,510
                                                ---------
     TOTAL BEVERAGES                                4,510
                                                ---------
 CHEMICALS & ALLIED PRODUCTS (3.3%)
 Chevron Corporation, 6.625%,
  10/1/04                           4,500,000       4,444
 Dow Capital B.V., 8.5%, 6/8/10     1,800,000       1,893
 Johnson & Johnson, 6.625%,
  9/1/09                            2,750,000       2,661
                                                ---------
     TOTAL CHEMICALS & ALLIED
       PRODUCTS                                     8,998
                                                ---------
 ELECTRIC SERVICES (3.6%)
 Ohio Edison Company, 7.375%,
  9/15/02                           1,000,000       1,000
 Public Service Electric & Gas
  Co., 6.875%, 1/1/03               2,250,000       2,231
 Scottish Power PLC, 5.65%,
  11/1/06                           4,500,000       4,056
 South Carolina Electric & Gas,
  6.125%, 3/1/09                    1,750,000       1,607
 Texas Utilities Electric Co.,
  7.875%, 3/1/23                    1,000,000         943
                                                ---------
     TOTAL ELECTRIC SERVICES                        9,837
                                                ---------
 FINANCE COMPANIES (3.4%)
 Ford Motor Credit Corporation,
  7.375%, 10/28/09                    824,000         797
 General Electric Capital
  Corporation, 8.75%, 5/21/07       4,000,000       4,298
 General Motors Acceptance
  Corporation, 7.75%, 1/19/10       4,250,000       4,225
                                                ---------
     TOTAL FINANCE COMPANIES                        9,320
                                                ---------
 GENERAL MERCHANDISE STORES (3.6%)
 The Home Depot, Inc., 6.5%,
  9/15/04                           6,300,000       6,240
 Wal-Mart Stores, Inc., 6.55%,
  8/10/04                           2,300,000       2,270
 Wal-Mart Stores, Inc., 6.875%,
  8/10/09                           1,800,000       1,760
                                                ---------
     TOTAL GENERAL MERCHANDISE
       STORES                                      10,270
                                                ---------
 NEWSPAPERS (2.1%)
 Times Mirror Company, 7.45%,
  10/15/09                          5,850,000       5,781
                                                ---------
     TOTAL NEWSPAPERS                               5,781
                                                ---------

                                                 MARKET
                                   SHARES/        VALUE
 CORPORATE BONDS (24.0%)             PAR         (000'S)
 --------------------------------------------------------
 REAL ESTATE OPERATOR LESSORS (0.8%)
 Post Apartment Homes, 8.125%,
  6/15/2005                         2,125,000   $   2,122
                                                ---------
     TOTAL REAL ESTATE OPERATOR
       LESSORS                                      2,122
                                                ---------
 TELEPHONE COMMUNICATIONS (2.4%)
 Deutsche Telekom Int AG,
  7.75%, 6/15/2005                  2,975,000       2,995
 New England Telephone and
  Telegraph, 5.875%, 4/15/09        4,000,000       3,524
                                                ---------
     TOTAL TELEPHONE
       COMMUNICATIONS                               6,519
                                                ---------
 TEXTILE GOODS (0.3%)
+Polysindo International
  Finance, 11.375%, 6/15/06         4,200,000         798
                                                ---------
     TOTAL TEXTILE GOODS                              798
                                                ---------
 TRANSPORTATION SERVICES (2.0%)
 United Parcel Service, 8.375%,
  4/1/20                            5,000,000       5,525
                                                ---------
     TOTAL TRANSPORTATION
       SERVICES                                     5,525
                                                ---------
     TOTAL CORPORATE BONDS
      (COST $70,488)                               66,188
                                                ---------
 GOVERNMENT (DOMESTIC AND FOREIGN) AND
 AGENCY BONDS (36.4%)
 --------------------------------------------------------
 FEDERAL GOVERNMENT AND AGENCIES (36.4%)
#Aid-Israel, 0%, 11/1/24            8,900,000       1,826
 Federal Home Loan Bank, 5.54%,
  1/8/09                            3,700,000       3,283
 Federal National Mortgage
  Association, 5.97%, 10/1/08       3,887,820       3,597
 Federal National Mortgage
  Association, 6.22%, 2/1/06        1,881,574       1,788
 Federal National Mortgage
  Association, 6.24%, 1/1/06        5,303,365       5,049
 Federal National Mortgage
  Association, 6.265%, 10/1/08      2,944,088       2,767
 Federal National Mortgage
  Association, 6.32%, 2/1/06        3,814,839       3,642
 Federal National Mortgage
  Association, 6.36%, 4/1/08        3,706,599       3,514
 Federal National Mortgage
  Association, 6.39%, 4/1/08        1,424,340       1,353
 Federal National Mortgage
  Association, 6.5%, 9/25/05        1,982,538       1,928
 Federal National Mortgage
  Association, 6.75%, 4/25/18       2,261,418       2,204
 Federal National Mortgage
  Association, 6.75%, 12/25/23      3,500,000       3,278

Select Bond Portfolio                  50

 GOVERNMENT (DOMESTIC AND                        MARKET
 FOREIGN) AND AGENCY               SHARES/        VALUE
 BONDS (36.4%)                       PAR         (000'S)
 --------------------------------------------------------
 FEDERAL GOVERNMENT AND AGENCIES continued
 Federal National Mortgage
  Association, 7%, 6/1/03             217,187   $     215
 Federal National Mortgage
  Association, 7.36%, 4/1/11        3,247,376       3,249
 Federal National Mortgage
  Association, 7.5%, 10/1/27        6,810,806       6,744
 Federal National Mortgage
  Association, 8.4%, 2/25/09        2,500,000       2,555
 Federal National Mortgage
  Association, 10%, 10/1/17            49,533          53
 Federal National Mortgage
  Association, 11%, 12/1/12            51,151          56
 Federal National Mortgage
  Association, 11%, 9/1/17            743,711         827
 Federal National Mortgage
  Association, 11%, 12/01/17          220,261         243
 Federal National Mortgage
  Association, 11%, 2/1/18            309,685         342
 Federal National Mortgage
  Association, 11.5%, 4/1/18          304,309         341
 Federal National Mortgage
  Association, 12%, 9/1/12            700,166         788
 Federal National Mortgage
  Association, 12%, 12/1/12           151,981         171
 Federal National Mortgage
  Association, 12%, 9/1/17            210,088         238
 Federal National Mortgage
  Association, 12%, 10/1/17           236,650         269
 Federal National Mortgage
  Association, 12%, 12/01/17          224,862         255
 Federal National Mortgage
  Association, 12%, 2/1/18            246,726         280
 Federal National Mortgage
  Association, 12.25%, 1/1/18         147,174         167
 Federal National Mortgage
  Association, 12.5%, 4/1/18          125,527         144
 Federal National Mortgage
  Association, 13%, 11/1/12           116,905         134
 Federal National Mortgage
  Association, 13%, 11/01/17          201,720         234
 Federal National Mortgage
  Association, 13%, 12/01/17          133,362         155
 Federal National Mortgage
  Association, 13%, 2/1/18            295,707         343
 Federal National Mortgage
  Association, 14%, 12/01/17           80,543          96
 Government National Mortgage
  Association, 7%, 5/15/23            275,202         269
 Government National Mortgage
  Association, 7.5%, 4/15/22          211,904         211
 Government National Mortgage
  Association, 7.5%, 10/15/23         582,603         581
 Government National Mortgage
  Association, 7.5%, 10/15/25          27,449          27

 GOVERNMENT (DOMESTIC AND                        MARKET
 FOREIGN) AND AGENCY               SHARES/        VALUE
 BONDS (36.4%)                       PAR         (000'S)
 --------------------------------------------------------
 FEDERAL GOVERNMENT AND AGENCIES continued
 Government National Mortgage
  Association, 7.5%, 11/15/25          11,602   $      12
 Government National Mortgage
  Association, 7.5%, 5/15/26           11,720          12
 Government National Mortgage
  Association, 7.5%, 1/15/27          332,539         331
 Government National Mortgage
  Association, 7.5%, 2/15/27          431,811         429
 Government National Mortgage
  Association, 7.5%, 3/15/27           44,022          44
 Government National Mortgage
  Association, 7.5%, 4/15/27           91,339          91
 Government National Mortgage
  Association, 7.5%, 8/15/27           11,537          11
 Government National Mortgage
  Association, 7.5%, 6/15/28          416,494         414
 Government National Mortgage
  Association, 8%, 1/15/26            341,420         346
 Government National Mortgage
  Association, 8%, 2/15/26            414,811         420
 Government National Mortgage
  Association, 8%, 8/15/26            491,058         498
 Government National Mortgage
  Association, 8%, 9/15/26            226,266         229
 Government National Mortgage
  Association, 8%, 12/15/26           116,335         118
 Government National Mortgage
  Association, 8%, 1/15/27            357,887         362
 Government National Mortgage
  Association, 8%, 3/15/27            383,683         388
 Government National Mortgage
  Association, 8%, 4/15/27            747,523         757
 Government National Mortgage
  Association, 8%, 6/15/27            356,261         361
 Government National Mortgage
  Association, 8%, 7/15/27            371,918         377
 Government National Mortgage
  Association, 8%, 8/15/27            298,119         302
 Government National Mortgage
  Association, 8%, 9/15/27            284,917         288
 Government National Mortgage
  Association, 8.5%, 9/15/21           47,700          49
 Government National Mortgage
  Association, 8.5%, 3/15/23            1,842           2
 Government National Mortgage
  Association, 8.5%, 6/15/23            3,879           4
 Government National Mortgage
  Association, 8.5%, 6/15/24           86,913          89
 Government National Mortgage
  Association, 8.5%, 7/15/24           50,485          52
 Government National Mortgage
  Association, 8.5%, 9/15/24            1,449           1
 Government National Mortgage
  Association, 8.5%, 11/15/24         385,988         396

                                       51                  Select Bond Portfolio

 GOVERNMENT (DOMESTIC AND                        MARKET
 FOREIGN) AND AGENCY               SHARES/        VALUE
 BONDS (36.4%)                       PAR         (000'S)
 --------------------------------------------------------
 FEDERAL GOVERNMENT AND AGENCIES continued
 Government National Mortgage
  Association, 8.5%, 2/15/25           45,869   $      47
 Government National Mortgage
  Association, 11%, 1/15/18         3,619,623       3,940
 Rural Housing Trust - Class D,
  6.33%, 4/1/26                     1,103,531       1,086
 US Treasury Inflation Index
  Bond, 3.875%, 4/15/29             3,497,868       3,584
#US Treasury, 4.875%, 3/31/01       2,380,000       2,351
#US Treasury, 5%, 2/28/01           4,000,000       3,963
#US Treasury, 5.5%, 8/15/28           580,000         532
#US Treasury, 6.125%, 11/15/27      1,030,000       1,027
#US Treasury, 6.125%, 8/15/29      11,050,000      11,168
#US Treasury, 6.375%, 8/15/07       1,300,000       1,337
#US Treasury, 6.5%, 2/15/10        10,055,000      10,398
#US Treasury, 6.75%, 05/15/05       1,235,000       1,264
                                                ---------
     TOTAL GOVERNMENT (DOMESTIC
       AND FOREIGN) AND AGENCY
       BONDS (COST $101,955)                      100,296
                                                ---------
 MORTGAGE/ASSET BACKED SECURITIES (34.6%)
 --------------------------------------------------------
 ASSET-BACKED SECURITIES (CMO'S) (1.4%)
 Commercial Mortgage Acceptance
  Corporation, Series 1997-ML1,
  Class B, 6.6437%, 12/15/07
  (144A)                            2,000,000       1,909
 The Equitable Life Insurance
  Society of the U S, Class C1,
  7.52%, 5/15/06                    2,000,000       1,967
                                                ---------
     TOTAL ASSET-BACKED
       SECURITIES (CMO'S)                           3,876
                                                ---------
 AUTO RELATED (1.4%)
 Fleetwood Credit Corporation
  Grantor Trust - Class A,
  6.4%, 05/15/13                      598,514         592
 Team Fleet Financing - Class
  A, 6.65%, 12/15/02 (144A)         3,200,000       3,130
                                                ---------
     TOTAL AUTO RELATED                             3,722
                                                ---------
 BANK HOLDING COMPANIES (1.0%)
 Nationsbank Lease Pass Through
  Trust, Series 1997-A, Class
  1, 7.442%, 1/10/11 (144A)         2,876,081       2,810
                                                ---------
     TOTAL BANK HOLDING
       COMPANIES                                    2,810
                                                ---------

                                                 MARKET
 MORTGAGE/ASSET BACKED             SHARES/        VALUE
 SECURITIES (34.6%)                  PAR         (000'S)
 --------------------------------------------------------
 COMMERCIAL MORTGAGES (19.3%)
 Asset Securitization
  Corporation, Series 1996-MD6,
  Class CS2, 1.098%, 11/13/26,
  IO                               52,000,000   $   2,126
 Asset Securitization
  Corporation, Series 1996-MD6,
  Class CS1, 1.257%, 11/13/26,
  IO                               14,098,517         350
 Asset Securitization
  Corporation, Series 1997-D5,
  Class PS1, 1.367%, 2/14/41,
  IO                               11,845,943       1,008
 Chase Commercial Mortgage
  Securities Corporation, Class
  B, 7.37%, 6/19/29                 1,000,000         990
 Chase Commercial Mortgage
  Securities Corporation,
  Series 1997-2, Class A2,
  6.6%, 11/19/07                    5,000,000       4,777
 Chase Commercial Mortgage
  Securities Corporation,
  Series 1997-2, Class B, 6.6%,
  11/19/07                          2,000,000       1,891
 Credit Suisse First Boston
  Mortgage Securities
  Corporation, Series 1997-C1,
  Class A2, 7.26%, 6/20/07
  (144A)                            1,419,651       1,385
 Credit Suisse First Boston
  Mortgage Securities
  Corporation, Series 1997-C1,
  Class B, 7.28%, 6/20/07
  (144A)                            1,500,000       1,449
 Criimi Mae Commercial Mortgage
  Trust, Series 1998-C1, Class
  A1, 7%, 11/2/06                   3,000,000       2,695
 Criimi Mae Commercial Mortgage
  Trust, Series 1998-C1, Class
  B, 7%, 11/2/11                    4,000,000       3,159
 DLJ Mortgage Acceptance
  Corporation, Series 1997-CF2,
  Class S, .357%, 10/15/17
  (144A) IO                       102,944,885       2,059
 DLJ Commercial Mortgage
  Corporation, Series 1998-CF1,
  Class S, .718%, 1/15/18, IO     118,466,655       4,114
 DLJ Mortgage Acceptance Corp.,
  Series 1994-MF11, Class A2,
  8.1%, 6/18/04                     1,000,000       1,022
 DLJ Mortgage Acceptance
  Corporation, Series
  1994-MF11, Class A1, 8.1%,
  6/18/04                           1,245,595       1,273
 Kmart CMBS Financing, Inc. -
  Class B, 6.597%, 3/01/07          2,000,000       1,997
 Kmart CMBS Financing, Inc. -
  Class C, 6.897%, 03/01/07
  (144A)                            2,500,000       2,488
 Kmart CMBS Financing, Inc. -
  Class D, 7.297%, 03/01/07
  (144A)                            2,000,000       1,991
 LB Mortgage Trust, Series
  1991-2, Class A3, 8.3962%,
  1/20/17                           5,483,963       5,667

Select Bond Portfolio                  52

                                                 MARKET
 MORTGAGE/ASSET BACKED             SHARES/        VALUE
 SECURITIES (34.6%)                  PAR         (000'S)
 --------------------------------------------------------
 COMMERCIAL MORTGAGES continued
 Malan Mortgage Series Trust,
  Class A3, 7.8%, 8/15/05
  (144A)                            3,000,000   $   3,005
 Midland Realty Acceptance
  Corporation, Series 1996-C2,
  Class AEC, 1.389%, 1/25/29,
  IO                               13,039,894         700
 Mortgage Capital Funding,
  Inc., Series 1997-MC1, Class
  A3, 7.288%, 3/20/07               5,323,000       5,250
 Nomura Asset Securities
  Corporation, Series 1998-D6,
  Class A2, 7.028%, 3/17/28         2,800,000       2,620
 RMF Commercial Mortgage Pass-
  Through, Series 1997-1, Class
  F, 7.471%, 1/15/19 (144A)         1,800,000       1,222
                                                ---------
     TOTAL COMMERCIAL MORTGAGES                    53,238
                                                ---------
 CREDIT CARD ASSET BACKED (0.4%)
 Iroquois Trust, Series 1997-2,
  Class A, 6.752%, 6/25/07
  (144A)                            1,125,299       1,101
                                                ---------
     TOTAL CREDIT CARD ASSET
       BACKED                                       1,101
                                                ---------
 FRANCHISE LOAN RECEIVABLES (2.2%)
 Enterprise Mortgage Acceptance
  Company, Series 1998-1, Class
  A2, 6.38%, 4/15/07 (144A)         3,100,000       2,924
 Enterprise Mortgage Acceptance
  Company, Series 1998-1, Class
  IO, 1.378%, 1/15/23 (144A) IO    29,565,923       1,897
 Global Franchise Trust, Series
  1998-1, Class A1, 6.349%,
  4/10/04                           1,342,183       1,310
                                                ---------
     TOTAL FRANCHISE LOAN
       RECEIVABLES                                  6,131
                                                ---------
 HOME EQUITY LOAN (0.7%)
 Amresco Residential
  Securities, Series 1998-2,
  Class A2, 6.245%, 5/25/22         1,893,635       1,878
                                                ---------
     TOTAL HOME EQUITY LOAN                         1,878
                                                ---------
 MANUFACTURED HOUSING (1.2%)
 Mid-State Trust, Series 6,
  Class A3, 7.54%, 7/1/35             949,285         892
 Vanderbilt Mortgage and
  Finance Inc. - Series
  1997-B - Class 1A4, 7.19%,
  2/7/14                            2,500,000       2,473
                                                ---------
     TOTAL MANUFACTURED HOUSING                     3,365
                                                ---------

                                                 MARKET
 MORTGAGE/ASSET BACKED             SHARES/        VALUE
 SECURITIES (34.6%)                  PAR         (000'S)
 --------------------------------------------------------
 OTHER ASSET BACKED (2.5%)
 Eaglemark Trust - Class A,
  6.75%, 11/15/02                     193,066   $     193
 FMAC Loan Receivables Trust,
  Series 1998-A, Class A1,
  6.2%, 9/15/20 (144A)              1,176,090       1,141
 Harley-Davidson Eaglemark
  Motorcycle Trust, Series
  1998-2, Class A2, 5.87%,
  4/15/04                           1,500,000       1,476
 Health Care Receivables,
  6.25%, 2/01/03 (144A)             1,125,000       1,098
 Heilig-Meyers Master Trust,
  Series 1998-1A, Class A,
  6.125%, 1/20/07 (144A)            3,000,000       2,915
                                                ---------
     TOTAL OTHER ASSET BACKED                       6,823
                                                ---------
 OTHER INDUSTRIES (0.6%)
 Nations Credit Grantor Trust -
  Class A1, 6.35%, 4/15/14          1,335,020       1,314
 Newcourt Equipment
  Receivables, Series 1997-A,
  Class B, 6.764%, 9/20/04
  (144A)                              399,470         391
                                                ---------
     TOTAL OTHER INDUSTRIES                         1,705
                                                ---------
 RESIDENTIAL MORTGAGES (0.9%)
 Blackrock Capital Finance
  L.P., Series 1997-R1, Class
  B3, 7.75%, 3/25/37 (144A)         3,802,146       1,103
 Blackrock Capital Finance
  L.P., Series 1997-R3, Class
  B3, 7.25%, 11/25/28 (144A)        4,297,821       1,332
                                                ---------
     TOTAL RESIDENTIAL
       MORTGAGES                                    2,435
                                                ---------
 UTILITIES (3.0%)
 Comed Transitional Funding
  Trust, Series 1998-1, Class
  A7, 5.74%, 12/25/10               3,500,000       3,140
 Peco Energy Transition Trust,
  Series 1999-A, Class A7,
  6.13%, 3/1/09                     5,500,000       5,070
                                                ---------
     TOTAL UTILITIES                                8,210
                                                ---------
     TOTAL MORTGAGE/ASSET
       BACKED SECURITIES (COST
       $105,776)                                   95,294
                                                ---------
 MONEY MARKET INVESTMENTS (4.7%)
 --------------------------------------------------------
 FEDERAL GOVERNMENT AND AGENCIES (0.6%)
#Federal National Mortgage
  Association, 6.40%, 7/17/00       1,600,000       1,595
                                                ---------
     TOTAL FEDERAL GOVERNMENT
       AND AGENCIES                                 1,595
                                                ---------
 FINANCE (1.8%)
#The CIT Group, 6.6%, 8/9/00        5,000,000       4,965
                                                ---------
     TOTAL FINANCE                                  4,965
                                                ---------

                                       53                  Select Bond Portfolio

                                                 MARKET
 MONEY MARKET INVESTMENTS          SHARES/        VALUE
 (4.7%)                              PAR         (000'S)
 --------------------------------------------------------
 FINANCE SERVICES (1.8%)
#Citicorp, 6.62%, 8/10/00           5,000,000   $   4,963
                                                ---------
     TOTAL FINANCE SERVICES                         4,963
                                                ---------
 PERSONAL CREDIT INSTITUTIONS (0.5%)
 Associates Corporation of
  North America, 6.94%, 7/3/00      1,400,000       1,399
                                                ---------
     TOTAL PERSONAL CREDIT INSTITUTIONS             1,399
                                                ---------
     TOTAL MONEY MARKET INVESTMENTS (COST
      $12,922)                                     12,922
                                                ---------
     TOTAL INVESTMENTS (99.7%) (COST
      $291,141)/\                                 274,700
                                                ---------

     OTHER ASSETS, LESS LIABILITIES (0.3%)            728
                                                ---------

     TOTAL NET ASSETS (100.0%)                  $ 275,428
                                                ---------

#Partially held by the custodian in a segregated account as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below.

                                                  UNREALIZED
                                                 APPRECIATION/
                       NUMBER OF   EXPIRATION   (DEPRECIATION)
ISSUERS                CONTRACTS      DATE          (000'S)
---------------------------------------------------------------
US 10 Yr Agency           165        Sep-00          $ (40)
Total Notional Value
 at 6/30/2000, $15,220
90 Day Euro                31        Sep-00          $ (10)
Total Notional Value
 at 6/30/2000, $7,202
US 10 Yr Note             165        Sep-00          $  56
Total Notional Value
 at 6/30/2000, $16,194
US Long Bond              475        Sep-00          $(451)
Total Notional Value
 at 6/30/2000, $45,788

IO-- Interest Only Security

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

+Defaulted Security

/\At 6/30/2000, the aggregate cost of securities for federal income tax purposes was $291,141 and the net unrealized depreciation of investments based on that cost was $16,441 which is comprised of $1,116 aggregate gross unrealized appreciation and $17,557 aggregate gross unrealized depreciation.

    The Accompanying Notes are an Integral Part of the Financial Statements

Select Bond Portfolio                  54

 Objective:                               Portfolio Strategy:                                    Net Assets:

 Maximum current income consistent        Achieve stability of capital by investing in           $358,519,221
 with liquidity and stability of          short-term debt securities.
 capital

THE MONEY MARKET PORTFOLIO

The Money Market Portfolio, which invests only in high quality commercial paper and other short-term debt securities with maturities generally not exceeding one year, is the least risky of the Portfolios.

During the first six months of 2000, managers of the Money Market Portfolio continued to successfully forecast Federal Reserve policy. Maturities were kept short in anticipation of the interest rate increases that occurred in February, March and May, then lengthened slightly in the correct expectation that there would be no increase at the June meeting of the Federal Reserve Board.

At the end of June, maturities are shorter than the market index, which is indicating less than a 50% probability that rates will again be pushed upward in August or September. In contrast, the Portfolio's managers believe that warning signs of inflation will cause the Fed to raise rates 25 basis points or more by the end of September. It is therefore advantageous to keep maturities short so that funds will be available to take advantage of the higher returns on money market instruments that are likely over the next few months.

AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE SO IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

                                       55                 Money Market Portfolio

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
June 30, 2000 (unaudited)

                                                 MARKET
                                    SHARES/       VALUE
 MONEY MARKET INVESTMENTS (107.2%)    PAR        (000'S)
 --------------------------------------------------------
 ASSET-BACKED SECURITIES (CMO'S) (9.7%)
 Asset Securitization, 6.55%,
  8/15/00                           9,825,000   $   9,745
 Asset Securitization, 6.6%,
  7/6/00                            5,000,000       4,995
 Copelco Captial Funding, 6.13%,
  3/19/01                          11,000,000      11,000
 Fidelity Equipment Lease,
  6.13%, 12/15/00                   5,073,126       5,073
 Orix Credit Alliance, 6.12%,
  12/15/00                          4,075,783       4,076
                                                ---------
     TOTAL ASSET-BACKED
       SECURITIES (CMO'S)                          34,889
                                                ---------
 AUTO & TRUCKS (8.0%)
 Ford Motor Credit Co., 6.55%,
  7/17/00                           9,000,000       8,974
 General Motors Acceptance
  Corp., 6.55%, 8/15/00             9,000,000       8,926
 Toyota Motor Credit, 6.6%,
  8/2/00                           11,000,000      10,936
                                                ---------
     TOTAL AUTO & TRUCKS                           28,836
                                                ---------
 CAPTIVE FINANCE COMPANIES (2.5%)
 Daimler-Chrysler N.A., 6.54%,
  7/31/00                           9,000,000       8,951
                                                ---------
     TOTAL CAPTIVE FINANCE
       COMPANIES                                    8,951
                                                ---------
 ELECTRICAL EQUIPMENT (5.0%)
 General Electric Capital Corp.,
  6.68%, 7/13/00                   11,000,000      10,975
 General Electric Capital Corp.,
  6.9%, 7/5/00                      7,000,000       6,995
                                                ---------
     TOTAL ELECTRICAL EQUIPMENT                    17,970
                                                ---------
 ELECTRONIC COMPUTERS (1.4%)
 International Business Machines
  Corporation, 6.8%, 7/14/00        5,000,000       4,988
                                                ---------
     TOTAL ELECTRONIC COMPUTERS                     4,988
                                                ---------
 FEDERAL GOVERNMENT AND AGENCIES (4.7%)
 Federal Home Loan Bank, 6.48%,
  7/3/00                           16,850,000      16,844
                                                ---------
     TOTAL FEDERAL GOVERNMENT
       AND AGENCIES                                16,844
                                                ---------
 FINANCE LESSORS (3.3%)
 Receivable Capital Trust,
  6.58%, 7/26/00                    6,000,000       5,973
 Receivable Capital Trust,
  6.59%, 7/6/00                     5,000,000       4,995
 Receivable Capital Trust,
  6.85%, 7/11/00                      700,000         699
                                                ---------
     TOTAL FINANCE LESSORS                         11,667
                                                ---------

                                                 MARKET
                                    SHARES/       VALUE
 MONEY MARKET INVESTMENTS (107.2%)    PAR        (000'S)
 --------------------------------------------------------
 FINANCE SERVICES (15.1%)
 Caterpillar Financial Services
  Corporation, 6.86%, 6/1/01       10,000,000   $  10,000
 Centric Capital Corp., 6.78%,
  7/12/00                          11,000,000      10,977
 Ciesco LP, 6.54%, 8/21/00         11,000,000      10,898
 Citicorp, 6.57%, 8/9/00           11,000,000      10,922
 CXC Incorporated, 6.66%, 8/9/00    5,000,000       4,964
 International Securitization
  Corp., 6.65%, 7/31/00             6,461,000       6,425
                                                ---------
     TOTAL FINANCE SERVICES                        54,186
                                                ---------
 FLAVORING EXTRACTS & SYRUPS (1.0%)
 Coca-Cola Company, 6.63%,
  7/13/00                           3,500,000       3,492
                                                ---------
     TOTAL FLAVORING EXTRACTS &
       SYRUPS                                       3,492
                                                ---------
 FOOD AND KINDRED PRODUCTS (2.5%)
 Philip Morris Capital Company,
  6.65%, 7/21/00                    9,000,000       8,967
                                                ---------
     TOTAL FOOD AND KINDRED
       PRODUCTS                                     8,967
                                                ---------
 MISC. BUSINESS CREDIT INSTITUTIONS (5.8%)
 National Rural Utility, 6.54%,
  8/16/00                          11,000,000      10,908
 Quincy Capital Corporation,
  6.56%, 7/24/00                   10,000,000       9,958
                                                ---------
     TOTAL MISC. BUSINESS CREDIT
       INSTITUTIONS                                20,866
                                                ---------
 OFFICE MACHINES (0.3%)
 Xerox Credit Corporation,
  7.02%, 7/5/00                     1,100,000       1,099
                                                ---------
     TOTAL OFFICE MACHINES                          1,099
                                                ---------
 PERSONAL CREDIT INSTITUTIONS (22.4%)
 American General Finance, 6.6%,
  8/21/00                           9,000,000       8,916
 Associates Corp. of NA, 6.77%,
  6/26/01                          10,000,000      10,000
 Associates Corp. of NA, 6.94%,
  7/3/00                            8,000,000       7,997
 The CIT Group Holdings, 5.63%,
  2/2/01                           10,500,000      10,442
 CXC Incorporated, 6.56%, 8/1/00    6,000,000       5,966
 Household Finance Corp., 6.7%,
  7/14/00                           9,000,000       8,978
 Household Finance Corp., 6.88%,
  7/3/00                            8,000,000       7,997
 New Center Asset Trust, 6.56%,
  8/14/00                          11,000,000      10,911
 Variable Funding Capital,
  6.57%, 7/5/00                     8,930,000       8,923
                                                ---------
     TOTAL PERSONAL CREDIT
       INSTITUTIONS                                80,130
                                                ---------

Money Market Portfolio                 56

                                                 MARKET
                                    SHARES/       VALUE
 MONEY MARKET INVESTMENTS (107.2%)    PAR        (000'S)
 --------------------------------------------------------
 PHARMACEUTICAL PREPARATIONS (1.6%)
 Pfizer, Inc., 6.63%, 7/27/00       5,600,000   $   5,573
                                                ---------
     TOTAL PHARMACEUTICAL
       PREPARATIONS                                 5,573
                                                ---------
 PHONE COMMUNICATIONS EXCEPT RADIOPHONE (4.5%)
 BellSouth Telecommunications,
  Inc., 6.54%, 8/11/00              7,200,000       7,146
 U.S. West Communication, 6.63,
  7/12/00                           9,000,000       8,982
                                                ---------
     TOTAL PHONE COMMUNICATIONS
       EXCEPT RADIOPHONE                           16,128
                                                ---------
 RETAIL-GENERAL (3.0%)
 Wal-Mart Stores, 6.57%, 8/15/00   11,000,000      10,910
                                                ---------
     TOTAL RETAIL-GENERAL                          10,910
                                                ---------
 SECURITY BROKERS AND DEALERS (11.6%)
 The Goldman Sachs Group, 6.95%,
  7/5/00                           13,620,000      13,610
 Merrill Lynch, 6.67%, 8/21/00      8,090,000       8,014
 Morgan Stanley, Dean Witter,
  Discover, & Co., 6.65%,
  7/17/00                          11,000,000      10,967
 Salomon Smith Barney Holdings,
  Inc., 6.56%, 8/14/00              9,000,000       8,928
                                                ---------
     TOTAL SECURITY BROKERS AND
       DEALERS                                     41,519
                                                ---------

                                                 MARKET
                                    SHARES/       VALUE
 MONEY MARKET INVESTMENTS (107.2%)    PAR        (000'S)
 --------------------------------------------------------
 SHORT TERM BUSINESS CREDIT (4.8%)
 American Express Credit, 6.6%,
  8/11/00                           2,300,000   $   2,283
 American Express Credit, 6.78%,
  7/7/00                            7,000,000       6,992
 Transamerica Financial
  Corporation, 6.62%, 7/18/00       8,000,000       7,975
                                                ---------
     TOTAL SHORT TERM BUSINESS
       CREDIT                                      17,250
                                                ---------
     TOTAL MONEY MARKET INVESTMENTS
      (COST $384,265)                             384,265
                                                ---------
     TOTAL INVESTMENTS (107.2%)
      (COST $384,265)/\                           384,265
                                                ---------

     OTHER ASSETS, LESS LIABILITIES (-7.2%)       (25,746)
                                                ---------

     TOTAL NET ASSETS (100.0%)                  $ 358,519
                                                ---------

/\ Also represents cost for federal income tax purposes.

     The Accompanying Notes are an Integral Part of the Financial Statements

                                       57                 Money Market Portfolio

PERFORMANCE SUMMARY    AS OF JUNE 30, 2000

Front Load Contract (Series QQ)

                                       AGGRESSIVE                                            GROWTH &
     TOTAL RETURN        SMALL CAP       GROWTH      INTERNATIONAL   INDEX 400    GROWTH      INCOME    INDEX 500
    AT UNIT VALUE       GROWTH STOCK      STOCK         EQUITY         STOCK       STOCK      STOCK       STOCK     BALANCED
   (AS OF 6/30/00)        DIVISION      DIVISION       DIVISION      DIVISION    DIVISION    DIVISION   DIVISION    DIVISION
--------------------------------------------------------------------------------------------------------------------------------
1 year................      78.86%        44.21%          6.56%        12.23%       8.86%      -8.32%      2.52%       1.22%
5 years...............          -        170.78%         76.46%            -      172.35%     114.18%    172.67%      92.09%
  Annualized..........          -         22.05%         12.03%            -       22.19%      16.45%     22.22%      13.95%
10 years..............          -             -              -             -           -           -     357.92%@    206.99%
  Annualized..........          -             -              -             -           -           -      16.43%      11.87%
Since division incep-
  tion in Account B...     116.09%~      546.86%*       135.84%/\      18.32%~    215.11%#    150.53%#   406.87%/\/\      -
  Annualized..........      93.52%        21.54%         12.72%        15.50%      20.49%      16.08%     18.46%          -
Since portfolio incep-
  tion ++.............          -        546.84%*            -             -           -           -          -           -
  Annualized..........          -         21.51%             -             -           -           -          -           -
Current Yield##.......

Front Load Contract (Series RR)
--------------------------------------------------------------------------------------------------------------------------------
1 year................      77.75%        43.32%          5.90%        11.53%       8.19%      -8.89%      1.88%       0.60%
5 years...............          -        168.04%         74.68%            -      169.59%     112.02%    169.90%      90.15%
  Annualized..........          -         21.80%         11.80%            -       21.94%      16.22%     21.97%      13.72%
10 years..............          -             -              -             -           -           -     351.03%@    202.42%
  Annualized..........          -             -              -             -           -           -      16.26%      11.70%
Since division incep-
  tion in Account B...     114.72%~      537.43%/\      132.95%'       17.57%~    211.58%#    147.72%#   397.94%/\/\      -
  Annualized..........      92.46%        21.35%         12.52%        14.88%      20.27%      15.87%     18.26%          -
Since portfolio
  inception++.........          -        539.95%*            -             -           -           -          -           -
  Annualized..........          -         21.38%             -             -           -           -          -           -
Current Yield##.......

Back Load Contract Without Surrender (Series QQ/RR)
--------------------------------------------------------------------------------------------------------------------------------
1 year................      84.51%        48.77%          9.93%        15.78%      12.31%      -5.42%      5.76%       4.42%
5 years...............          -        168.75%         75.14%            -      170.31%     112.57%    170.62%      90.65%
  Annualized..........          -         21.86%         11.86%            -       22.00%      16.28%     22.03%      13.77%
10 years..............          -             -              -             -           -           -     333.03%@    190.29%
  Annualized..........          -             -              -             -           -           -      15.78%      11.25%
Since division incep-
  tion in Account B...     122.61%~      514.65%*       129.27%/\      21.89%~    209.32%#    145.93%#   380.88%/\/\      -
  Annualized..........      98.51%        20.89%         12.27%        18.48%      20.12%      15.73%     17.83%          -
Since portfolio
  inception++.........          -        514.58%*            -             -           -           -          -           -
  Annualized..........          -         20.87%             -             -           -           -          -           -
Current Yield##.......

Performance Summary                    58

                                                           RUSSELL      RUSSELL                               RUSSELL
                      HIGH YIELD    SELECT     MONEY     MULTI-STYLE   AGGRESSIVE    RUSSELL     RUSSELL    REAL ESTATE
                         BOND        BOND      MARKET      EQUITY        EQUITY     NON-U.S.    CORE BOND   SECURITIES
                       DIVISION    DIVISION   DIVISION    DIVISION+    DIVISION+    DIVISION+   DIVISION+    DIVISION
---------------------------------------------------------------------------------------------------------------------------
                        -6.45%       -2.17%     1.02%       -4.48%        3.81%       13.55%      -0.37%        0.69%
                        31.89%       23.55%    22.41%            -           -            -           -            -
                         5.69%        4.32%     4.13%            -           -            -           -            -
                            -        92.19%    49.80%            -           -            -           -            -
                            -         6.75%     4.12%                                                              -
                        50.80%#          -         -        -1.70%        9.57%       14.15%      -1.80%       -0.89%~
                         6.90%           -         -        -1.46%        8.14%       12.01%      -1.54%       -0.76%
                            -            -         -        75.36%       41.60%       36.27%      14.88%           -
                            -            -         -        17.46%       10.48%        9.27%       4.06%           -
                                                6.21%

---------------------------------------------------------------------------------------------------------------------------
                        -7.03%       -2.78%     0.39%       -5.07%        3.17%       12.85%      -0.99%        0.07%
                        30.58%       22.30%    21.17%            -           -            -           -            -
                         5.48%        4.11%     3.92%            -           -            -           -            -
                            -        89.30%    47.55%            -           -            -           -            -
                            -         6.59%     3.97%            -           -            -           -            -
                        49.14%#          -         -        -2.33%        8.87%       13.43%      -2.42%       -1.52%
                         6.71%           -         -        -2.00%        7.55%       11.40%      -2.08%       -1.30%
                            -            -         -        73.85%       40.38%       35.11%      13.90%           -
                            -            -         -        17.17%       10.21%        9.00%       3.80%           -
                                                6.21%

---------------------------------------------------------------------------------------------------------------------------
                        -3.49%        0.92%     4.22%       -1.46%        7.09%       17.14%       2.78%        3.87%
                        30.89%       22.61%    21.49%            -           -            -           -            -
                         5.53%        4.16%     3.97%            -           -            -           -            -
                            -        81.73%    41.64%            -           -            -           -            -
                            -         6.16%     3.54%            -           -            -           -            -
                        48.03%#          -         -         1.26%       12.87%       17.60%       1.16%        2.10%
                         6.58%           -         -         1.08%       10.93%       14.90%       0.99%        1.80%
                            -            -         -        76.71%       42.69%       37.32%      15.77%           -
                            -            -         -        17.72%       10.72%        9.51%       4.28%           -
                                                6.21%

                                       59                    Performance Summary

Back Load Contract With Surrender (Series QQ)

                                       AGGRESSIVE                                           GROWTH &
     TOTAL RETURN        SMALL CAP       GROWTH      INTERNATIONAL   INDEX 400    GROWTH     INCOME    INDEX 500
    AT UNIT VALUE       GROWTH STOCK      STOCK         EQUITY         STOCK      STOCK      STOCK       STOCK     BALANCED
   (AS OF 6/30/00)        DIVISION      DIVISION       DIVISION      DIVISION    DIVISION   DIVISION   DIVISION    DIVISION
-------------------------------------------------------------------------------------------------------------------------------
1 year................      76.51%        40.77%          1.93%         7.78%       4.31%    -13.42%     -2.24%      -3.58%
5 years...............          -        164.75%         71.14%            -      166.31%    108.57%    166.62%      86.65%
  Annualized..........          -         21.50%         11.34%            -       21.64%     15.84%     21.67%      13.29%
10 years                        -             -              -             -           -          -     333.03%@    190.29%
  Annualized..........          -             -              -             -           -          -      15.78%      11.25%
Since division incep-
  tion in Account B...     115.61%~      514.65%*       128.27%/\      14.89%~    207.32%#   143.93%#   380.88%/\/\      -
  Annualized..........      93.15%        20.89%         12.20%        12.63%      20.00%     15.58%     17.83%          -
Since portfolio
  inception++.........          -        514.58%*            -             -           -          -          -           -
  Annualized..........          -         20.87%             -             -           -          -          -           -
Current Yield(##).....

Back Load Contract With Surrender (Series RR)
-------------------------------------------------------------------------------------------------------------------------------
1 year................      78.51%        42.77%          3.93%         9.78%       6.31%    -11.42%     -0.24%      -1.58%
5 years...............          -        164.75%         71.14%            -      166.31%    108.57%    166.62%      86.65%
  Annualized..........          -         21.50%         11.34%            -       21.64%     15.84%     21.67%      13.29%
10 years                        -             -              -             -           -          -     333.03%@    190.29%
  Annualized..........          -             -              -             -           -          -      15.78%      11.25%
Since division incep-
  tion in Account B...     117.61%~      514.65%*       128.27%/\      16.89%~    207.32%#   143.93%#   380.88%*/\/\     -
  Annualized..........      94.69%        20.89%         12.20%        14.31%      20.00%     15.58%     17.83%          -
Since portfolio
  inception++.........          -        514.58%*            -             -           -          -          -           -
  Annualized..........          -         20.87%             -             -           -          -          -           -
Current Yield(##).....

All total return figures are for divisions of NML Variable Annuity Account B and are based on the change in unit value, which reflects expenses, such as account charges and fees applied at the contract level; figures for the Front Load contract reflect a maximum sales load of 4%; figures for the Series QQ Back Load contract with surrender reflect deductions for a maximum 8% withdrawal charge, declining at a rate of 1% per year; figures for the Series RR Back Load contract with surrender reflect deductions for a maximum 6% withdrawal charge for the first three years, declining at a rate of 1% per year thereafter. The data reflects an initial contract size of $10,000 for the Front Load (minimum size) and $1,000 for the Back Load. Performance data represents past results and is not a guarantee of future results. Future unit values and investment returns may vary so an investor's units, when redeemed, may be worth more or less than their original value. Performance for other separate accounts will differ.
++Returns stated are as of the inception date of the portfolio which precedes availability in Account B. See the following footnotes for portfolio inception dates.
*Inception date of this division in Account B was 12/3/1990. Actual portfolio inception was 11/30/1990. Performance quoted prior to 12/3/1990 is based on actual investment experience, adjusted for expenses of the product and premium charges.
#Inception date of 5/3/94.
/\Inception date of 4/30/93.
@The Index 500 Stock Portfolio of the Northwestern Mutual Series Fund, Inc. became available to this division on May 3, 1994. Performance quoted prior to May 3, 1994 is based on actual investment experience, adjusted for expenses of the product and premium charges. On April 30, 1993, the Index 500 Stock Portfolio was indexed to approximate the performance of the Standard & Poor's 500 Composite Stock Price Index. Before then, the Portfolio was actively managed.
~Inception date of 4/30/99.
+Inception date of this division in Account B was 4/30/99. Actual fund inception was 1/2/97. Performance quoted prior to 4/30/99 is based on actual investment experience, adjusted for expenses of the product and premium charges.
##For the seven-day period ended June 30, 2000, the Money Market Portfolio's yield was 6.21% and was equivalent to a compound effective yield of 6.40%. The seven-day yield does not include deductions that are included in the separate accounts. The yield quotation more closely reflects the current earnings of the Money Market Portfolio than the total return quotation.
/\/\Inception date of this division in Account B was 12/3/1990.


Performance Summary                    60

                                                           RUSSELL      RUSSELL      RUSSELL                  RUSSELL
                      HIGH YIELD    SELECT     MONEY     MULTI-STYLE   AGGRESSIVE     NON-       RUSSELL    REAL ESTATE
                         BOND        BOND      MARKET      EQUITY        EQUITY       U.S.      CORE BOND   SECURITIES
                       DIVISION    DIVISION   DIVISION    DIVISION+    DIVISION+    DIVISION+   DIVISION+    DIVISION
---------------------------------------------------------------------------------------------------------------------------
                        -11.49%      -7.08%    -3.78%       -9.46%       -0.91%        9.14%      -5.22%       -4.13%
                         26.89%      18.61%    17.49%            -           -            -           -            -
                          4.88%       3.47%     3.28%            -           -            -           -            -
                             -       81.73%    41.64%            -           -            -           -            -
                             -        6.16%     3.54%            -           -            -           -            -
                         46.03%#         -         -        -5.74%        5.87%       10.60%      -5.84%       -4.90%~
                          6.34%          -         -        -4.94%        5.01%        9.01%      -5.02%       -4.21%
                             -           -         -        71.71%       37.69%       32.32%      10.77%           -
                             -           -         -        16.75%        9.60%        8.35%       2.97%           -
                                                6.21%

---------------------------------------------------------------------------------------------------------------------------
                         -9.49%      -5.08%    -1.78%       -7.46%        1.09%       11.14%      -3.22%       -2.13%
                         26.89%      18.61%    17.49%            -           -            -           -            -
                          4.88%       3.47%     3.28%            -           -            -           -            -
                             -       81.73%    41.64%            -           -            -           -            -
                             -        6.16%     3.54%            -           -            -           -            -
                         46.03%#         -         -        -3.74%        7.87%       12.60%      -3.84%       -2.90%~
                          6.34%          -         -        -3.21%        6.71%       10.70%      -3.30%       -2.49%
                             -           -         -        71.71%       37.69%       32.32%      10.77%           -
                             -           -         -        16.75%        9.60%        8.35%       2.97%           -
                                                6.21%

                                       61                    Performance Summary

NORTHWESTERN MUTUAL SERIES FUND, INC.
Statement of Assets and Liabilities
June 30, 2000
(in thousands, except per share amounts)

                                                        SMALL CAP      AGGRESSIVE    INTERNATIONAL   INDEX 400      GROWTH
                                                       GROWTH STOCK   GROWTH STOCK      EQUITY         STOCK        STOCK
                                                        PORTFOLIO      PORTFOLIO       PORTFOLIO     PORTFOLIO    PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments, at value (1)...........................  $  204,161     $1,810,674     $  825,318     $  106,570   $  764,774
  Cash................................................          --         10,649             --             --           --
  Due from Futures Variation Margin...................          --             --             --             --          477
  Due from Sale of Fund Shares........................       1,525         11,981         40,775            846          196
  Due from Sale of Securities.........................       3,987          3,608         24,049             --        8,789
  Due from Sale of Foreign Currency...................          --             --          1,314             --           --
  Dividends and Interest Receivable...................          15            166          3,096             62          374
                                                        ----------     ----------     ----------     ----------   ----------
    TOTAL ASSETS......................................     209,688      1,837,078        894,552        107,478      774,610
                                                        ----------     ----------     ----------     ----------   ----------
LIABILITIES
  Due on Purchase of Securities.......................      12,742          8,343         15,423             16        4,248
  Due on Purchase of Foreign Currency.................          --             --          1,311             --           --
  Due on Redemption of Fund Shares....................          --         15,108         41,229             --          737
  Due to Investment Advisor...........................         183          1,499            444             --          536
  Accrued Expenses....................................          38             16            223             99           34
  Due on Futures Variation Margin.....................          --             --             --            157           --
                                                        ----------     ----------     ----------     ----------   ----------
    TOTAL LIABILITIES.................................      12,963         24,966         58,630            272        5,555
                                                        ----------     ----------     ----------     ----------   ----------
    NET ASSETS........................................  $  196,725     $1,812,112     $  835,922     $  107,206   $  769,055
                                                        ==========     ==========     ==========     ==========   ==========
REPRESENTED BY:
  Aggregate Paid in Capital (2), (3)..................  $  159,807     $  967,829     $  687,333     $   96,144   $  528,786
  Undistributed Net Investment Income.................          75            529          8,454            737        3,772
  Undistributed Accumulated Net Realized Gain (Loss)
    on Investments....................................       7,447        188,039         21,775          8,317       12,969
  Net Unrealized Appreciation (Depreciation) of:
    Investment Securities.............................      29,396        655,715        119,070          2,351      223,777
    Index Futures Contracts...........................          --             --             --           (343)        (249)
    Foreign Currency Transactions.....................          --             --           (710)            --           --
                                                        ----------     ----------     ----------     ----------   ----------
  Net Assets for Shares Outstanding (2)...............  $  196,725     $1,812,112     $  835,922     $  107,206   $  769,055
                                                        ==========     ==========     ==========     ==========   ==========
  Net Asset Value, Offering and Redemption Price per
    Share.............................................  $     2.12     $     4.86     $     1.67     $     1.20   $     2.64
                                                        ==========     ==========     ==========     ==========   ==========
(1) Investments, at cost..............................  $  174,765     $1,154,959     $  706,248     $  104,219   $  540,997
(2) Shares outstanding................................      92,902        372,944        500,776         89,010      290,912
(3) Shares authorized, $.01 par value.................   2,000,000      2,000,000      2,000,000      2,000,000    2,000,000

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

Statements of Assets and Liabilities   62

     GROWTH AND    INDEX 500                 HIGH YIELD     SELECT       MONEY
    INCOME STOCK     STOCK       BALANCED       BOND         BOND        MARKET
     PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO
    -----------------------------------------------------------------------------
     $  630,221    $2,268,576   $3,424,142   $ 149,021    $  274,700   $  384,265
             --           165        1,141         525            --           --
             --           316        1,619          --            64           --
            160           243           --         104            54       28,215
          5,623         4,420       14,016         999         4,069           --
             --            --           --          --            --           --
            527         1,973       20,220       3,097         3,180          350
     ----------    ----------   ----------   ----------   ----------   ----------
        636,531     2,275,693    3,461,138     153,746       282,067      412,830
     ----------    ----------   ----------   ----------   ----------   ----------
         10,999            --       10,492       4,352         5,782       27,260
             --            --           --          --            --           --
            868         5,078        5,364         216           715       26,793
            605           772        1,764         128           141          192
             30            73            1          13             1           66
             --            --           --          --            --           --
     ----------    ----------   ----------   ----------   ----------   ----------
         12,502         5,923       17,621       4,709         6,639       54,311
     ----------    ----------   ----------   ----------   ----------   ----------
     $  624,029    $2,269,770   $3,443,517   $ 149,037    $  275,428   $  358,519
     ==========    ==========   ==========   ==========   ==========   ==========
     $  573,718    $1,237,035   $2,326,267   $ 193,882    $  293,282   $  358,519
          2,126        11,484       58,833       8,283         9,238           --
          5,561        25,441      109,759     (41,079)      (10,206)          --
         42,624       995,917      951,688     (12,049)      (16,441)          --
             --          (107)      (3,030)         --          (445)          --
             --            --           --          --            --           --
     ----------    ----------   ----------   ----------   ----------   ----------
     $  624,029    $2,269,770   $3,443,517   $ 149,037    $  275,428   $  358,519
     ==========    ==========   ==========   ==========   ==========   ==========
     $     1.45    $     3.72   $     2.07   $    0.81    $     1.08   $     1.00
     ==========    ==========   ==========   ==========   ==========   ==========
     $  587,597    $1,272,659   $2,472,454   $ 161,070    $  291,141   $  384,265
        430,199       610,132    1,662,433     183,739       254,833      358,536
      2,000,000     2,000,000    3,000,000   2,000,000     1,000,000    1,000,000

                                       63   Statements of Assets and Liabilities

NORTHWESTERN MUTUAL SERIES FUND, INC.
Statement of Operations
June 30, 2000
(in thousands)

                                                 SMALL CAP    AGGRESSIVE                     INDEX                  GROWTH AND
                                                   GROWTH       GROWTH     INTERNATIONAL      400        GROWTH       INCOME
                                                   STOCK        STOCK         EQUITY         STOCK        STOCK       STOCK
                                                 PORTFOLIO*   PORTFOLIO      PORTFOLIO     PORTFOLIO*   PORTFOLIO   PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Income
    Interest....................................  $   477      $  4,184      $  1,549       $   500      $ 3,080     $    219
    Dividends (1)...............................       70           619         9,821           376        2,201        3,695
                                                  -------      --------      --------       -------      -------     --------
         TOTAL INCOME...........................      547         4,803        11,370           876        5,281        3,914
                                                  -------      --------      --------       -------      -------     --------
  Expenses
    Management Fees.............................      443         4,264         2,592           103        1,497        1,777
    Custodian Expenses..........................       10            14           129            16           10           10
    Other Expenses..............................       18            10           173            12           12           11
    Audit Fees..................................       --            --            --            10           --           --
                                                  -------      --------      --------       -------      -------     --------
         TOTAL EXPENSES.........................      471         4,288         2,894           141        1,519        1,798
                                                  -------      --------      --------       -------      -------     --------
      Less Waived Fees:
         Paid by Affiliate......................       --            (5)           --            --           (2)          (5)
         Paid Indirectly........................       (4)           (9)           --            (2)          (8)          (5)
                                                  -------      --------      --------       -------      -------     --------
         TOTAL NET EXPENSES.....................      467         4,274         2,894           139        1,509        1,788
                                                  -------      --------      --------       -------      -------     --------
  Net Investment Income (Loss)..................       80           529         8,476           737        3,772        2,126
                                                  -------      --------      --------       -------      -------     --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES
  Net Realized Gain (Loss) on:
    Investment Securities.......................    7,579       193,923        21,917         6,536       15,408        9,721
    Index Futures Contracts.....................      342        (1,556)           --         1,913          435           --
    Foreign Currency Transactions...............       --            --          (114)           --           --           --
                                                  -------      --------      --------       -------      -------     --------
         NET REALIZED GAIN (LOSS) ON
           INVESTMENTS..........................    7,921       192,367        21,803         8,449       15,843        9,721
                                                  -------      --------      --------       -------      -------     --------
  Net Change in Unrealized Appreciation
    (Depreciation) of:
    Investment Securities.......................   15,886        45,393       (12,979)       (1,499)      12,878      (21,217)
    Index Futures Contracts.....................     (391)       (2,409)           --          (475)      (3,124)          --
    Foreign Currency Transactions...............       --            --          (638)           --           --           --
                                                  -------      --------      --------       -------      -------     --------
         NET CHANGE IN UNREALIZED APPRECIATION
           (DEPRECIATION) OF INVESTMENTS........   15,495        42,984       (13,617)       (1,974)       9,754      (21,217)
                                                  -------      --------      --------       -------      -------     --------
  Net Gain (Loss) on Investments................   23,416       235,351         8,186         6,475       25,597      (11,496)
                                                  -------      --------      --------       -------      -------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS...............................  $23,496      $235,880      $ 16,662       $ 7,212      $29,369     $ (9,370)
                                                  =======      ========      ========       =======      =======     ========
  (1) Less Foreign dividend tax.................  $    --      $     --      $    697       $    --      $     7     $     17

 * Portfolio commenced operations April 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

Statement of Operations                64

      INDEX
       500                  HIGH YIELD    SELECT       MONEY
      STOCK     BALANCED       BOND        BOND       MARKET
    PORTFOLIO   PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO
--------------------------------------------------------------
    $  1,249    $ 54,815     $  7,722     $ 9,911     $11,429
      12,489       9,657          951          --          --
    --------    ---------    --------     -------     -------
      13,738      64,472        8,073       9,911      11,429
    --------    ---------    --------     -------     -------
       2,214       5,140          381         413         563
          22          --           14          --          --
          21          --           11          --          --
          --          --           --          --          --
    --------    ---------    --------     -------     -------
       2,257       5,140          406         413         563
    --------    ---------    --------     -------     -------
          --          --          (13)         --          --
          (3)         --           (1)         --          --
    --------    ---------    --------     -------     -------
       2,254       5,140          392         413         563
    --------    ---------    --------     -------     -------
      11,484      59,332        8,281       9,498      10,866
    --------    ---------    --------     -------     -------

      26,837     120,010      (11,229)     (1,959)         --
         (50)     (3,737)          --      (1,064)         --
          --          --           --          --          --
    --------    ---------    --------     -------     -------
      26,787     116,273      (11,229)     (3,023)         --
    --------    ---------    --------     -------     -------
     (46,060)   (112,408)       1,137       1,923          --
      (1,221)     (7,441)          --        (420)         --
          --          --           --          --          --
    --------    ---------    --------     -------     -------
     (47,281)   (119,849)       1,137       1,503          --
    --------    ---------    --------     -------     -------
     (20,494)     (3,576)     (10,092)     (1,520)         --
    --------    ---------    --------     -------     -------
    $ (9,010)   $ 55,756     $ (1,811)    $ 7,978     $10,866
    ========    =========    ========     =======     =======
    $     67    $     50     $     --     $    --     $    --

                                       65                Statement of Operations

NORTHWESTERN MUTUAL SERIES FUND, INC.
Statements of Changes in Net Assets
(in thousands)

SMALL CAP GROWTH STOCK PORTFOLIO

                                                                  FOR THE      FOR THE PERIOD
                                                                SIX MONTHS     APRIL 30, 1999*
                                                                   ENDED           THROUGH
                                                               JUNE 30, 2000    DECEMBER 31,
                                                                (UNAUDITED)         1999
----------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
  Operations
    Net Investment Income (Loss)............................     $     80          $   (11)
    Net Realized Gain on Investments........................        7,921            6,449
    Net Change in Unrealized Appreciation of Investments for
     the Period.............................................       15,495           13,901
                                                                 --------          -------
      Net Increase in Net Assets Resulting from
       Operations...........................................       23,496           20,339
                                                                 --------          -------
  Distributions to Shareholders from:
    Net Investment Income...................................           --               --
    Net Realized Gain on Investments........................       (4,560)          (2,362)
                                                                 --------          -------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................       (4,560)          (2,362)
                                                                 --------          -------
  Fund Share Transactions
    Proceeds from Sale of 60,108 and 41,794 Shares..........      119,897           55,379
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (2,378 and 1,007 shares,
     respectively)..........................................        4,560            2,362
    Payments for 9,434 and 2,952 Shares Redeemed............      (18,151)          (4,235)
                                                                 --------          -------
      Net Increase in Net Assets Resulting from Fund Share
       Transactions (53,052 and 39,849 shares,
       respectively)........................................      106,306           53,506
                                                                 --------          -------
  Total Increase in Net Assets..............................      125,242           71,483
NET ASSETS
    Beginning of Period.....................................       71,483               --
                                                                 --------          -------
    End of Period (Includes undistributed net investment
     income of $75 and $0, respectively)....................     $196,725          $71,483
                                                                 ========          =======

 * Portfolio commenced operations April 30, 1999.

AGGRESSIVE GROWTH STOCK PORTFOLIO

                                                                 FOR THE
                                                               SIX MONTHS       FOR THE
                                                                  ENDED        YEAR ENDED
                                                              JUNE 30, 2000   DECEMBER 31,
                                                               (UNAUDITED)        1999
------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
  Operations
    Net Investment Income (Loss)............................   $      529      $     (180)
    Net Realized Gain on Investments........................      192,367         201,622
    Net Change in Unrealized Appreciation of Investments for
     the Period.............................................       42,984         247,911
                                                               ----------      ----------
      Net Increase in Net Assets Resulting from
       Operations...........................................      235,880         449,353
                                                               ----------      ----------
  Distributions to Shareholders from:
    Net Investment Income...................................           --            (389)
    Net Realized Gain on Investments........................     (203,984)        (38,180)
                                                               ----------      ----------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................     (203,984)        (38,569)
                                                               ----------      ----------
  Fund Share Transactions
    Proceeds from Sale of 86,558 and 14,536 Shares..........      439,770          53,705
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (45,880 and 11,023 shares,
     respectively)..........................................      203,984          38,569
    Payments for 68,503 and 44,946 Shares Redeemed..........     (348,849)       (155,213)
                                                               ----------      ----------
      Net Increase (Decrease) in Net Assets Resulting from
       Fund Share Transactions (63,935 and (19,387) shares,
       respectively)........................................      294,905         (62,939)
                                                               ----------      ----------
  Total Increase in Net Assets..............................      326,801         347,845
NET ASSETS
    Beginning of Period.....................................    1,485,311       1,137,466
                                                               ----------      ----------
    End of Period (Includes undistributed net investment
     income of $529 and $0, respectively)...................   $1,812,112      $1,485,311
                                                               ==========      ==========

    The Accompanying Notes are an Integral Part of the Financial Statements

Statement of Changes in Net Assets     66

NORTHWESTERN MUTUAL SERIES FUND, INC.

INTERNATIONAL EQUITY PORTFOLIO

                                                                 FOR THE
                                                             SIX MONTHS ENDED     FOR THE
                                                                 JUNE 30,        YEAR ENDED
                                                                   2000         DECEMBER 31,
                                                               (UNAUDITED)          1999
--------------------------------------------------------------------------------------------
                                                                     (IN THOUSANDS)
INCREASE IN NET ASSETS
  Operations
    Net Investment Income...................................    $   8,476        $  18,083
    Net Realized Gain on Investments........................       21,803           42,589
    Net Change in Unrealized Appreciation (Depreciation) of
     Investments for the Period.............................      (13,617)          84,953
                                                                ---------        ---------
      Net Increase in Net Assets Resulting from
       Operations...........................................       16,662          145,625
                                                                ---------        ---------
  Distributions to Shareholders from:
    Net Investment Income...................................      (16,173)         (18,221)
    Net Realized Gain on Investments........................      (41,802)         (78,977)
                                                                ---------        ---------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................      (57,975)         (97,198)
                                                                ---------        ---------
  Fund Share Transactions
    Proceeds from Sale of 437,225 and 210,725 Shares........      725,402          347,201
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (37,092 and 58,943 shares,
     respectively)..........................................       57,975           97,198
    Payments for 398,842 and 236,223 Shares Redeemed........     (678,312)        (391,762)
                                                                ---------        ---------
      Net Increase in Net Assets Resulting from Fund Share
       Transactions (75,475 and 33,445 shares,
       respectively)........................................      105,065           52,637
                                                                ---------        ---------
  Total Increase in Net Assets..............................       63,752          101,064
NET ASSETS
    Beginning of Period.....................................      772,170          671,106
                                                                ---------        ---------
    End of Period (Includes undistributed net investment
     income of $8,454 and $16,150, respectively)............    $ 835,922        $ 772,170
                                                                =========        =========

INDEX 400 STOCK PORTFOLIO

                                                                 FOR THE        FOR THE PERIOD
                                                             SIX MONTHS ENDED   APRIL 30, 1999*
                                                                 JUNE 30,           THROUGH
                                                                   2000          DECEMBER 31,
                                                               (UNAUDITED)           1999
-----------------------------------------------------------------------------------------------
                                                                       (IN THOUSANDS)
INCREASE IN NET ASSETS
  Operations
    Net Investment Income...................................     $    737           $   451
    Net Realized Gain on Investments........................        8,449             1,579
    Net Change in Unrealized Appreciation (Depreciation) of
     Investments for the Period.............................       (1,974)            3,982
                                                                 --------           -------
      Net Increase in Net Assets Resulting from
       Operations...........................................        7,212             6,012
                                                                 --------           -------
  Distributions to Shareholders from:
    Net Investment Income...................................           --              (473)
    Net Realized Gain on Investments........................       (1,379)             (319)
                                                                 --------           -------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................       (1,379)             (792)
                                                                 --------           -------
  Fund Share Transactions
    Proceeds from Sale of 35,721 and 55,140 Shares..........       42,052            55,323
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (1,160 and 35 shares,
     respectively)..........................................        1,379               792
    Payments for 1,438 and 1,608 Shares Redeemed............       (1,702)           (1,691)
                                                                 --------           -------
      Net Increase in Net Assets Resulting from Fund Share
       Transactions (35,443 and 53,567 shares,
       respectively)........................................       41,729            54,424
                                                                 --------           -------
  Total Increase in Net Assets..............................       47,562            59,644
NET ASSETS
    Beginning of Period.....................................       59,644                --
                                                                 --------           -------
    End of Period (Includes undistributed net investment
     income of $737 and $0, respectively)...................     $107,206           $59,644
                                                                 ========           =======

* Portfolio commenced operations April 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       67     Statement of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

GROWTH STOCK PORTFOLIO

                                                                 FOR THE          FOR THE
                                                             SIX MONTHS ENDED    YEAR ENDED
                                                              JUNE 30, 2000     DECEMBER 31,
                                                               (UNAUDITED)          1999
--------------------------------------------------------------------------------------------
                                                                     (IN THOUSANDS)
INCREASE IN NET ASSETS
  Operations
    Net Investment Income...................................     $  3,772         $  6,595
    Net Realized Gain on Investments........................       15,843           29,373
    Net Change in Unrealized Appreciation of Investments for
     the Period.............................................        9,754           79,082
                                                                 --------         --------
      Net Increase in Net Assets Resulting from
       Operations...........................................       29,369          115,050
                                                                 --------         --------
  Distributions to Shareholders from:
    Net Investment Income...................................       (1,365)          (6,147)
    Net Realized Gain on Investments........................      (30,684)         (13,531)
                                                                 --------         --------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................      (32,049)         (19,678)
                                                                 --------         --------
  Fund Share Transactions
    Proceeds from Sale of 29,219 and 65,947 Shares..........       77,574          156,519
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (12,470 and 8,157 shares,
     respectively)..........................................       32,049           19,678
    Payments for 5,336 and 7,013 Shares Redeemed............      (14,022)         (16,717)
                                                                 --------         --------
      Net Increase in Net Assets Resulting from Fund Share
       Transactions (36,353 and 67,091 shares,
       respectively)........................................       95,601          159,480
                                                                 --------         --------
  Total Increase in Net Assets..............................       92,921          254,852
NET ASSETS
    Beginning of Period.....................................      676,134          421,282
                                                                 --------         --------
    End of Period (includes undistributed net investment
     income of $3,772 and $1,365, respectively).............     $769,055         $676,134
                                                                 ========         ========

GROWTH AND INCOME STOCK PORTFOLIO

                                                                 FOR THE          FOR THE
                                                             SIX MONTHS ENDED    YEAR ENDED
                                                              JUNE 30, 2000     DECEMBER 31,
                                                               (UNAUDITED)          1999
--------------------------------------------------------------------------------------------
                                                                     (IN THOUSANDS)
INCREASE IN NET ASSETS
  Operations
    Net Investment Income...................................     $  2,126         $  4,979
    Net Realized Gain on Investments........................        9,721           28,648
    Net Change in Unrealized Appreciation (Depreciation) of
     Investments for the Period.............................      (21,217)          10,475
                                                                 --------         --------
      Net Increase (Decrease) in Net Assets Resulting from
       Operations...........................................       (9,370)          44,102
                                                                 --------         --------
  Distributions to Shareholders from:
    Net Investment Income...................................       (4,979)            (164)
    Net Realized Gain on Investments........................      (30,759)         (69,388)
                                                                 --------         --------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................      (35,738)         (69,552)
                                                                 --------         --------
  Fund Share Transactions
    Proceeds from Sale of 12,184 and 53,719 Shares..........       18,362           85,448
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (24,732 and 43,992 shares,
     respectively)..........................................       35,738           69,552
    Payments for 30,592 and 25,373 Shares Redeemed..........      (46,515)         (38,968)
                                                                 --------         --------
      Net Increase in Net Assets Resulting from Fund Share
       Transactions (6,375 and 72,338 shares,
       respectively)........................................        7,585          116,032
                                                                 --------         --------
  Total Increase (Decrease) in Net Assets...................      (37,523)          90,582
NET ASSETS
    Beginning of Period.....................................      661,552          570,970
                                                                 --------         --------
    End of Period (includes undistributed net investment
     income of $2,126 and $4,979, respectively).............     $624,029         $661,552
                                                                 ========         ========

    The Accompanying Notes are an Integral Part of the Financial Statements

Statement of Changes in Net Assets     68

NORTHWESTERN MUTUAL SERIES FUND, INC.

INDEX 500 STOCK PORTFOLIO

                                                                 FOR THE
                                                             SIX MONTHS ENDED     FOR THE
                                                                 JUNE 30,        YEAR ENDED
                                                                   2000         DECEMBER 31,
                                                               (UNAUDITED)          1999
--------------------------------------------------------------------------------------------
                                                                     (IN THOUSANDS)
INCREASE IN NET ASSETS
  Operations
    Net Investment Income...................................    $   11,484       $   22,921
    Net Realized Gain on Investments........................        26,787           64,417
    Net Change in Unrealized Appreciation (Depreciation) of
     Investments for the Period.............................       (47,281)         293,988
                                                                ----------       ----------
      Net Increase (Decrease) in Net Assets Resulting from
       Operations...........................................        (9,010)         381,326
                                                                ----------       ----------
  Distributions to Shareholders from:
    Net Investment Income...................................       (22,921)         (19,629)
    Net Realized Gain on Investments........................       (65,358)         (25,890)
                                                                ----------       ----------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................       (88,279)         (45,519)
                                                                ----------       ----------
  Fund Share Transactions
    Proceeds from Sale of 22,634 and 79,345 Shares..........        85,293          277,173
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (24,021 and 12,786 shares,
     respectively)..........................................        88,278           45,519
    Payments for 20,937 and 21,770 Shares Redeemed..........       (78,468)         (77,223)
                                                                ----------       ----------
      Net Increase in Net Assets Resulting from Fund Share
       Transactions (610,132 and 70,361 shares,
       respectively)........................................        95,103          245,469
                                                                ----------       ----------
  Total Increase (Decrease) in Net Assets...................        (2,186)         581,276
NET ASSETS
    Beginning of Period.....................................     2,271,956        1,690,680
                                                                ----------       ----------
    End of Period (includes undistributed net investment
     income of $11,484 and $22,921, respectively)...........    $2,269,770       $2,271,956
                                                                ==========       ==========

BALANCED PORTFOLIO

                                                                 FOR THE
                                                             SIX MONTHS ENDED     FOR THE
                                                                 JUNE 30,        YEAR ENDED
                                                                   2000         DECEMBER 31,
                                                               (UNAUDITED)          1999
--------------------------------------------------------------------------------------------
                                                                     (IN THOUSANDS)
INCREASE IN NET ASSETS
  Operations
    Net Investment Income...................................    $   59,332       $  114,902
    Net Realized Gain on Investments........................       116,273          181,565
    Net Change in Unrealized Appreciation (Depreciation) of
     Investments for the Period.............................      (119,849)          67,796
                                                                ----------       ----------
      Net Increase in Net Assets Resulting from
       Operations...........................................        55,756          364,263
                                                                ----------       ----------
  Distributions to Shareholders from:
    Net Investment Income...................................      (114,893)        (104,192)
    Net Realized Gain on Investments........................      (167,534)        (250,227)
                                                                ----------       ----------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................      (282,427)        (354,419)
                                                                ----------       ----------
  Fund Share Transactions
    Proceeds from Sale of 8,124 and 47,979 Shares...........        17,508          105,834
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (139,058 and 167,416 shares,
     respectively)..........................................       282,427          354,419
    Payments for 86,234 and 89,877 Shares Redeemed..........      (187,647)        (194,268)
                                                                ----------       ----------
      Net Increase in Net Assets Resulting from Fund Share
       Transactions (60,948 and 125,518 shares,
       respectively)........................................       112,288          265,985
                                                                ----------       ----------
  Total Increase (Decrease) in Net Assets...................      (114,383)         275,829
NET ASSETS
    Beginning of Period.....................................     3,557,900        3,282,071
                                                                ----------       ----------
    End of Period (includes undistributed net investment
     income of $58,833 and $114,394, respectively)..........    $3,443,517       $3,557,900
                                                                ==========       ==========

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       69     Statement of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

HIGH YIELD BOND PORTFOLIO

                                                                  FOR THE
                                                             SIX MONTHS ENDED      FOR THE
                                                                 JUNE 30,         YEAR ENDED
                                                                   2000          DECEMBER 31,
                                                                (UNAUDITED)          1999
---------------------------------------------------------------------------------------------
                                                                      (IN THOUSANDS)
INCREASE IN NET ASSETS
  Operations
    Net Investment Income...................................     $  8,281          $ 19,127
    Net Realized Loss on Investments........................      (11,229)          (26,106)
    Net Change in Unrealized Appreciation of Investments for
     the Period.............................................        1,137             6,190
                                                                 --------          --------
      Net Decrease in Net Assets Resulting from
       Operations...........................................       (1,811)             (789)
                                                                 --------          --------
  Distributions to Shareholders from:
    Net Investment Income...................................         (271)          (19,051)
    Net Realized Gain on Investments........................           --                --
                                                                 --------          --------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................         (271)          (19,051)
                                                                 --------          --------
  Fund Share Transactions
    Proceeds from Sale of 6,186 and 14,760 Shares...........        5,035            11,697
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (340 and 21,045 shares,
     respectively)..........................................          271            19,052
    Payments for 19,132 and 36,981 Shares Redeemed..........      (15,611)          (34,267)
                                                                 --------          --------
      Net Decrease in Net Assets Resulting from Fund Share
       Transactions ((12,606) and (1,176) shares,
       respectively)........................................      (10,305)           (3,518)
                                                                 --------          --------
  Total Decrease in Net Assets..............................      (12,387)          (23,358)
NET ASSETS
    Beginning of Period.....................................      161,424           184,782
                                                                 --------          --------
    End of Period (Includes undistributed net investment
     income of $8,283 and $273, respectively)...............     $149,037          $161,424
                                                                 ========          ========

SELECT BOND PORTFOLIO

                                                                 FOR THE          FOR THE
                                                             SIX MONTHS ENDED    YEAR ENDED
                                                              JUNE 30, 2000     DECEMBER 31,
                                                               (UNAUDITED)          1999
--------------------------------------------------------------------------------------------
                                                                     (IN THOUSANDS)
INCREASE IN NET ASSETS
  Operations
  Net Investment Income.....................................     $  9,498         $ 19,306
    Net Realized Loss on Investments........................       (3,023)          (2,358)
    Net Change in Unrealized Appreciation (Depreciation) of
     Investments for the Period.............................        1,503          (19,883)
                                                                 --------         --------
      Net Increase (Decrease) in Net Assets Resulting from
       Operations...........................................        7,978           (2,935)
                                                                 --------         --------
  Distributions to Shareholders from:
    Net Investment Income...................................      (19,349)         (17,828)
    Net Realized Gain on Investments........................           --           (7,228)
                                                                 --------         --------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................      (19,349)         (25,056)
                                                                 --------         --------
  Fund Share Transactions
    Proceeds from Sale of 7,161 and 23,659 Shares...........        8,057           27,875
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (18,463 and 22,018 shares,
     respectively)..........................................       19,349           25,056
    Payments for 24,043 and 31,015 Shares Redeemed..........      (27,100)         (36,481)
                                                                 --------         --------
      Net Increase in Net Assets Resulting from Fund Share
       Transactions (1,580 and 14,662 shares,
       respectively)........................................          306           16,450
                                                                 --------         --------
  Total Decrease in Net Assets..............................      (11,065)         (11,541)
NET ASSETS
    Beginning of Period.....................................      286,493          298,034
                                                                 --------         --------
    End of Period (Includes undistributed net investment
     income of $9,238 and $19,088, respectively)............     $275,428         $286,493
                                                                 ========         ========

    The Accompanying Notes are an Integral Part of the Financial Statements

Statement of Changes in Net Assets     70

NORTHWESTERN MUTUAL SERIES FUND, INC.

MONEY MARKET PORTFOLIO

                                                                 FOR THE
                                                             SIX MONTHS ENDED     FOR THE
                                                                 JUNE 30,        YEAR ENDED
                                                                   2000         DECEMBER 31,
                                                               (UNAUDITED)          1999
--------------------------------------------------------------------------------------------
                                                                     (IN THOUSANDS)
INCREASE IN NET ASSETS
  Operations
    Net Investment Income...................................   $    10,866       $  16,692
                                                               -----------       ---------
      Net Increase in Net Assets Resulting from
       Operations...........................................        10,866          16,692
                                                               -----------       ---------
  Distributions to Shareholders from:
    Net Investment Income...................................       (10,866)        (16,692)
                                                               -----------       ---------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................       (10,866)        (16,692)
                                                               -----------       ---------
  Fund Share Transactions
    Proceeds from Sale of 1,050,021 and 543,084 Shares......     1,050,021         543,082
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid 10,801 and 16,692 shares,
     respectively...........................................        10,798          16,692
    Payments for 1,106,584 and 446,954 Shares Redeemed......    (1,106,584)       (446,954)
                                                               -----------       ---------
      Net Increase (Decrease) in Net Assets Resulting from
       Fund Share Transactions ((45,762) and 112,822 shares,
       respectively)........................................       (45,765)        112,820
                                                               -----------       ---------
Total Increase (Decrease) in Net Assets.....................       (45,765)        112,820
NET ASSETS
    Beginning of Period.....................................       404,284         291,464
                                                               -----------       ---------
    End of Period (includes no undistributed net investment
     income)................................................   $   358,519       $ 404,284
                                                               ===========       =========

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       71     Statement of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.
Financial Highlights

SMALL CAP GROWTH STOCK PORTFOLIO

                                                                  FOR THE        FOR THE PERIOD
                                                              SIX MONTHS ENDED   APRIL 30, 1999*
                                                                  JUNE 30,           THROUGH
                                                                    2000          DECEMBER 31,
(For a share outstanding throughout the period)                 (UNAUDITED)           1999
------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net Asset Value, Beginning of Period........................      $   1.79           $  1.00
  Income from Investment Operations:
    Net Investment Income...................................            --                --
    Net Realized and Unrealized Gains on Investments........          0.38              0.85
                                                                  --------           -------
      Total from Investment Operations......................          0.38              0.85
                                                                  --------           -------
  Less Distributions:
    Distributions from Net Investment Income................            --                --
    Distributions from Realized Gains on Investments........         (0.05)            (0.06)
                                                                  --------           -------
      Total Distributions...................................         (0.05)            (0.06)
                                                                  --------           -------
Net Asset Value, End of Period..............................      $   2.12           $  1.79
                                                                  ========           =======
Total Return+...............................................         21.54%++          86.09%++
                                                                  ========           =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands)....................      $196,725           $71,483
                                                                  ========           =======
Ratio of Gross Expenses to Average Net Assets...............          0.70%**           1.03%**
                                                                  ========           =======
Ratio of Net Expenses to Average Net Assets.................          0.70%**           1.00%**
                                                                  ========           =======
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................          0.12%**          (0.07)%**
                                                                  ========           =======
Portfolio Turnover Rate.....................................         12.11%            70.72%
                                                                  ========           =======

AGGRESSIVE GROWTH STOCK PORTFOLIO

                                                        FOR THE
                                                    SIX MONTHS ENDED
                                                        JUNE 30,                    FOR THE YEAR ENDED DECEMBER 31,
                                                          2000         ----------------------------------------------------------
(For a share outstanding throughout the period)       (UNAUDITED)         1999         1998         1997        1996       1995
---------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net Asset Value, Beginning of Period..............     $     4.81      $     3.46   $     3.34   $     3.15   $   2.77   $   2.00
  Income from Investment Operations:
    Net Investment Income.........................             --              --           --           --         --         --
    Net Realized and Unrealized Gains on
      Investments.................................           0.68            1.48         0.24         0.39       0.49       0.78
                                                       ----------      ----------   ----------   ----------   --------   --------
      Total from Investment Operations............           0.68            1.48         0.24         0.39       0.49       0.78
                                                       ----------      ----------   ----------   ----------   --------   --------
  Less Distributions:
    Distributions from Net Investment Income......             --              --           --           --         --         --
    Distributions from Realized Gains on
      Investments.................................          (0.63)          (0.13)       (0.12)       (0.20)     (0.11)     (0.01)
                                                       ----------      ----------   ----------   ----------   --------   --------
      Total Distributions.........................          (0.63)          (0.13)       (0.12)       (0.20)     (0.11)     (0.01)
                                                       ----------      ----------   ----------   ----------   --------   --------
Net Asset Value, End of Period....................     $     4.86      $     4.81   $     3.46   $     3.34   $   3.15   $   2.77
                                                       ==========      ==========   ==========   ==========   ========   ========
      Total Return+...............................         15.39%++        43.78%        7.56%       13.86%     17.70%     39.29%
                                                       ==========      ==========   ==========   ==========   ========   ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands)..........     $1,812,112      $1,485,311   $1,137,466   $1,067,068   $871,926   $577,014
                                                       ==========      ==========   ==========   ==========   ========   ========
Ratio of Net Expenses to Average Net Assets.......          0.51%**         0.51%        0.52%        0.53%      0.54%      0.56%
                                                       ==========      ==========   ==========   ==========   ========   ========
Ratio of Net Investment Income (Loss) to Average
  Net Assets......................................          0.06%**        (0.02%)       0.04%        0.06%     (0.03%)     0.13%
                                                       ==========      ==========   ==========   ==========   ========   ========
Portfolio Turnover Rate...........................         30.43%          68.64%       50.43%       57.27%     47.25%     37.84%
                                                       ==========      ==========   ==========   ==========   ========   ========

 * Portfolio commenced operations on April 30, 1999
** Computed on a annualized basis.
 + Total Return includes deductions for management and other fund expenses;
   excludes deductions for sales loads and account fees.
++ Reflects total return for the period; not annualized.

    The Accompanying Notes are an Integral Part of the Financial Statements

Financial Highlights                   72

NORTHWESTERN MUTUAL SERIES FUND, INC.

INTERNATIONAL EQUITY PORTFOLIO

                                                            FOR THE
                                                        SIX MONTHS ENDED             FOR THE YEAR ENDED DECEMBER 31,
                                                         JUNE 30, 2000     ----------------------------------------------------
(For a share outstanding throughout the period)           (UNAUDITED)        1999       1998       1997       1996       1995
-------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net Asset Value, Beginning of Period..................      $   1.78       $   1.68   $   1.69   $   1.56   $   1.35   $   1.19
  Income from Investment Operations:
    Net Investment Income.............................          0.02           0.03       0.05       0.04       0.04       0.04
    Net Realized and Unrealized Gains (Loss) on
      Investments.....................................         (0.02)          0.33       0.04       0.15       0.24       0.13
                                                            --------       --------   --------   --------   --------   --------
      Total from Investment Operations................            --           0.36       0.09       0.19       0.28       0.17
                                                            --------       --------   --------   --------   --------   --------
  Less Distributions:
    Distributions from Net Investment Income..........         (0.03)         (0.05)     (0.04)     (0.04)     (0.03)        --
    Distributions from Realized Gains on
      Investments.....................................         (0.08)         (0.21)     (0.06)     (0.02)     (0.04)     (0.01)
                                                            --------       --------   --------   --------   --------   --------
      Total Distributions.............................         (0.11)         (0.26)     (0.10)     (0.06)     (0.07)     (0.01)
                                                            --------       --------   --------   --------   --------   --------
Net Asset Value, End of Period........................      $   1.67       $   1.78   $   1.68   $   1.69   $   1.56   $   1.35
                                                            ========       ========   ========   ========   ========   ========
Total Return+.........................................          1.39%++       22.88%      4.82%     12.28%     21.01%     14.57%
                                                            ========       ========   ========   ========   ========   ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands)..............      $835,922       $772,170   $671,106   $659,850   $505,189   $342,127
                                                            ========       ========   ========   ========   ========   ========
Ratio of Net Expenses to Average Net Assets...........          0.74%**        0.74%      0.76%      0.77%      0.81%      0.85%
                                                            ========       ========   ========   ========   ========   ========
Ratio of Net Investment Income to Average Net
  Assets..............................................          2.95%**        2.62%      3.38%      2.75%      3.02%      2.68%
                                                            ========       ========   ========   ========   ========   ========
Portfolio Turnover Rate...............................          8.34%         38.37%     30.41%     16.74%     17.07%     26.71%
                                                            ========       ========   ========   ========   ========   ========

INDEX 400 STOCK PORTFOLIO

                                                                                 FOR THE PERIOD
                                                                 FOR THE         APRIL 30, 1999*
                                                             SIX MONTHS ENDED        THROUGH
                                                              JUNE 30, 2000       DECEMBER 31,
(For a share outstanding throughout the period)                (UNAUDITED)            1999
------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net Asset Value, Beginning of Period........................     $   1.11            $  1.00
  Income from Investment Operations:
    Net Investment Income...................................         0.01               0.01
    Net Realized and Unrealized Gains on Investments........         0.10               0.12
                                                                 --------            -------
      Total from Investment Operations......................         0.11               0.13
                                                                 --------            -------
  Less Distributions:
    Distributions from Net Investment Income................           --              (0.01)
    Distributions from Realized Gains on Investments........        (0.02)             (0.01)
                                                                 --------            -------
      Total Distributions...................................        (0.02)             (0.02)
                                                                 --------            -------
Net Asset Value, End of Period..............................     $   1.20            $  1.11
                                                                 ========            =======
Total Return+...............................................         9.77%++           12.83%++
                                                                 ========            =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands)....................     $107,206            $59,644
                                                                 ========            =======
Ratio of Gross Expenses to Average Net Assets...............         0.34%**            0.46%**
                                                                 ========            =======
Ratio of Net Expenses to Average Net Assets.................         0.34%**            0.35%**
                                                                 ========            =======
Ratio of Net Investment Income to Average Net Assets........         1.78%**            1.69%**
                                                                 ========            =======
Portfolio Turnover Rate.....................................        10.09%             26.51%
                                                                 ========            =======

 * Portfolio commenced operations on April 30, 1999
** Computed on an annualized basis.
 + Total Return includes deductions for management and other fund expenses;
   excludes deductions for sales loads and account fees.
++ Reflects total return for the period; not annualized.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       73                   Financial Highlights

NORTHWESTERN MUTUAL SERIES FUND, INC.

GROWTH STOCK PORTFOLIO

                                                                FOR THE
                                                              SIX MONTHS
                                                                 ENDED                 FOR THE YEAR ENDED DECEMBER 31,
                                                             JUNE 30, 2000   ---------------------------------------------------
(For a share outstanding throughout the period)               (UNAUDITED)      1999       1998       1997       1996      1995
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net Asset Value, Beginning of Period.......................    $   2.66      $   2.25   $   1.81   $   1.46   $   1.26   $  1.00
  Income from Investment Operations:
    Net Investment Income..................................        0.01          0.03       0.02       0.02       0.02      0.02
    Net Realized and Unrealized Gains on Investments.......        0.09          0.47       0.46       0.42       0.25      0.28
                                                               --------      --------   --------   --------   --------   -------
      Total from Investment Operations.....................        0.10          0.50       0.48       0.44       0.27      0.30
                                                               --------      --------   --------   --------   --------   -------
  Less Distributions:
    Distributions from Net Investment Income...............       (0.01)        (0.03)     (0.02)     (0.02)     (0.02)    (0.02)
    Distributions from Realized Gains on Investments.......       (0.11)        (0.06)     (0.02)     (0.07)     (0.05)    (0.02)
                                                               --------      --------   --------   --------   --------   -------
      Total Distributions..................................       (0.12)        (0.09)     (0.04)     (0.09)     (0.07)    (0.04)
                                                               --------      --------   --------   --------   --------   -------
                                                               --------      --------   --------   --------   --------   -------
Net Asset Value, End of Period.............................    $   2.64      $   2.66   $   2.25   $   1.81   $   1.46   $  1.26
                                                               ========      ========   ========   ========   ========   =======
      Total Return+........................................       4.07%++      22.50%     26.69%     29.85%     20.91%    30.82%
                                                               ========      ========   ========   ========   ========   =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands)...................    $769,055      $676,134   $421,282   $243,071   $170,482   $85,557
                                                               ========      ========   ========   ========   ========   =======
Ratio of Net Expenses to Average Net Assets................       0.42%**       0.43%      0.46%      0.49%      0.57%     0.61%
                                                               ========      ========   ========   ========   ========   =======
Ratio of Net Investment Income to Average Net Assets.......       1.05%**       1.22%      1.10%      1.24%      1.41%     1.77%
                                                               ========      ========   ========   ========   ========   =======
Portfolio Turnover Rate....................................      13.66%        27.26%     21.64%     33.20%     37.61%    46.83%
                                                               ========      ========   ========   ========   ========   =======

GROWTH AND INCOME STOCK PORTFOLIO

                                                               FOR THE
                                                             SIX MONTHS
                                                                ENDED                 FOR THE YEAR ENDED DECEMBER 31,
                                                            JUNE 30, 2000   ----------------------------------------------------
(For a share outstanding throughout the period)              (UNAUDITED)      1999       1998       1997       1996       1995
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net Asset Value, Beginning of Period......................   $     1.56     $   1.62   $   1.33   $   1.32   $   1.21   $   0.98
  Income from Investment Operations:
    Net Investment Income.................................           --         0.01       0.01       0.01       0.02       0.02
    Net Realized and Unrealized Gains (Loss) on
      Investments.........................................        (0.03)        0.12       0.29       0.37       0.23       0.29
                                                             ----------     --------   --------   --------   --------   --------
      Total from Investment Operations....................        (0.03)        0.13       0.30       0.38       0.25       0.31
                                                             ----------     --------   --------   --------   --------   --------
  Less Distributions:
    Distributions from Net Investment Income..............        (0.01)          --      (0.01)     (0.01)     (0.02)     (0.02)
    Distributions from Realized Gains on Investments......        (0.07)       (0.19)        --      (0.36)     (0.12)     (0.06)
                                                             ----------     --------   --------   --------   --------   --------
      Total Distributions.................................        (0.08)       (0.19)     (0.01)     (0.37)     (0.14)     (0.08)
                                                             ----------     --------   --------   --------   --------   --------
Net Asset Value, End of Period............................   $     1.45     $   1.56   $   1.62   $   1.33   $   1.32   $   1.21
                                                             ==========     ========   ========   ========   ========   ========
      Total Return+.......................................       (1.40%)++     7.47%     23.14%     30.03%     19.97%     31.12%
                                                             ==========     ========   ========   ========   ========   ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands)..................   $  624,029     $661,552   $570,970   $371,935   $234,184   $136,923
                                                             ==========     ========   ========   ========   ========   ========
Ratio of Net Expenses to Average Net Assets...............         .56%**      0.57%      0.58%      0.60%      0.62%      0.69%
                                                             ==========     ========   ========   ========   ========   ========
Ratio of Net Investment Income to Average Net Assets......         .67%**      0.80%      1.00%      1.04%      1.44%      1.68%
                                                             ==========     ========   ========   ========   ========   ========
Portfolio Turnover Rate...................................       25.61%      106.93%    160.40%    144.52%     93.92%     80.00%
                                                             ==========     ========   ========   ========   ========   ========

** Computed on a annualized basis.

 + Total Return includes deductions for management and other fund expenses;
   excludes deductions for sales loads and account fees.

++ Reflects total return for the period; not annualized.

    The Accompanying Notes are an Integral Part of the Financial Statements

Financial Highlights                   74

NORTHWESTERN MUTUAL SERIES FUND, INC.

INDEX 500 STOCK PORTFOLIO

                                                     FOR THE
                                                   SIX MONTHS
                                                      ENDED                       FOR THE YEAR ENDED DECEMBER 31,
                                                  JUNE 30, 2000    --------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)    (UNAUDITED)        1999          1998          1997         1996        1995
---------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net Asset Value, Beginning of Period............   $     3.89      $     3.29    $     2.64    $     2.06    $   1.72    $   1.27
  Income from Investment Operations:
    Net Investment Income.......................         0.02            0.04          0.04          0.04        0.04        0.04
    Net Realized and Unrealized Gains (Loss) on
      Investments...............................        (0.04)           0.64          0.71          0.62        0.35        0.42
                                                   ----------      ----------    ----------    ----------    --------    --------
      Total from Investment Operations..........        (0.02)           0.68          0.75          0.66        0.39        0.46
                                                   ----------      ----------    ----------    ----------    --------    --------
  Less Distributions:
    Distributions from Net Investment Income....        (0.04)          (0.03)        (0.04)        (0.04)      (0.02)      (0.01)
    Distributions from Realized Gains on
      Investments...............................        (0.11)          (0.05)        (0.06)        (0.04)      (0.03)         --
                                                   ----------      ----------    ----------    ----------    --------    --------
      Total Distributions.......................        (0.15)          (0.08)        (0.10)        (0.08)      (0.05)      (0.01)
                                                   ----------      ----------    ----------    ----------    --------    --------
Net Asset Value, End of Period..................   $     3.72      $     3.89    $     3.29    $     2.64    $   2.06    $   1.72
                                                   ==========      ==========    ==========    ==========    ========    ========
Total Return+...................................       (0.37%)++       20.91%        28.72%        33.20%      22.75%      37.25%
                                                   ==========      ==========    ==========    ==========    ========    ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands)........   $2,269,770      $2,271,956    $1,690,680    $1,152,857    $740,066    $495,133
                                                   ==========      ==========    ==========    ==========    ========    ========
Ratio of Net Expenses to Average Net Assets.....        0.20%**         0.20%         0.21%         0.21%       0.21%       0.21%
                                                   ==========      ==========    ==========    ==========    ========    ========
Ratio of Net Investment Income to Average Net
  Assets........................................        1.03%**         1.16%         1.40%         1.86%       2.27%       2.51%
                                                   ==========      ==========    ==========    ==========    ========    ========
Portfolio Turnover Rate.........................        2.56%           5.65%         3.03%         3.15%       3.45%       3.19%
                                                   ==========      ==========    ==========    ==========    ========    ========

BALANCED PORTFOLIO

                                                    FOR THE
                                                  SIX MONTHS
                                                     ENDED                         FOR THE YEAR ENDED DECEMBER 31,
                                                 JUNE 30, 2000    --------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)   (UNAUDITED)        1999         1998         1997         1996         1995
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net Asset Value, Beginning of Period.....         $     2.22      $     2.22   $     1.99   $     1.72   $     1.60   $     1.31
  Income from Investment Operations:
    Net Investment Income (Loss).........               0.03            0.07         0.07         0.07         0.06         0.07
    Net Realized and Unrealized Gains (Loss) on
      Investments........................                 --            0.17         0.29         0.28         0.15         0.27
                                                  ----------      ----------   ----------   ----------   ----------   ----------
      Total from Investment Operations...               0.03            0.24         0.36         0.35         0.21         0.34
                                                  ----------      ----------   ----------   ----------   ----------   ----------
  Less Distributions:
    Distributions from Net Investment Income...        (0.07)          (0.07)       (0.07)       (0.06)       (0.06)       (0.04)
    Distributions from Realized Gains on
      Investments........................              (0.11)          (0.17)       (0.06)       (0.02)       (0.03)       (0.01)
                                                  ----------      ----------   ----------   ----------   ----------   ----------
      Total Distributions................              (0.18)          (0.24)       (0.13)       (0.08)       (0.09)       (0.05)
                                                  ----------      ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of Period...........         $     2.07      $     2.22   $     2.22   $     1.99   $     1.72   $     1.60
                                                  ==========      ==========   ==========   ==========   ==========   ==========
Total Return+............................              1.65%++        11.18%       18.88%       21.52%       13.45%       26.39%
                                                  ==========      ==========   ==========   ==========   ==========   ==========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands)...       $3,443,517      $3,557,900   $3,282,071   $2,788,494   $2,326,234   $2,083,289
                                                  ==========      ==========   ==========   ==========   ==========   ==========
Ratio of Net Expenses to Average Net Assets...         0.30%**         0.30%        0.30%        0.30%        0.30%        0.30%
                                                  ==========      ==========   ==========   ==========   ==========   ==========
Ratio of Net Investment Income to Average Net
  Assets.................................              3.43%**         3.36%        3.48%        3.70%        3.95%        4.40%
                                                  ==========      ==========   ==========   ==========   ==========   ==========
Portfolio Turnover Rate..................             14.26%          27.16%       44.18%       29.94%       67.66%       37.28%
                                                  ==========      ==========   ==========   ==========   ==========   ==========

** Computed on a annualized basis.
 + Total Return includes deductions for management and other fund expenses;
   excludes deductions for sales loads and account fees.
++ Reflects total return for the period; not annualized.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       75                   Financial Highlights

NORTHWESTERN MUTUAL SERIES FUND, INC.

HIGH YIELD BOND PORTFOLIO

                                                                FOR THE
                                                              SIX MONTHS
                                                                 ENDED                FOR THE YEAR ENDED DECEMBER 31,
                                                             JUNE 30, 2000   --------------------------------------------------
(For a share outstanding throughout the period)               (UNAUDITED)      1999       1998       1997      1996      1995
-------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net Asset Value, Beginning of Period........................   $   0.82      $   0.94   $   1.06   $   1.10   $  1.03   $  0.97
  Income from Investment Operations:
    Net Investment Income...................................       0.05          0.11       0.10       0.11      0.09      0.10
    Net Realized and Unrealized Gains (Loss) on
      Investments...........................................      (0.06)        (0.12)     (0.12)      0.06      0.10      0.07
                                                               --------      --------   --------   --------   -------   -------
      Total from Investment Operations......................      (0.01)        (0.01)     (0.02)      0.17      0.19      0.17
                                                               --------      --------   --------   --------   -------   -------
  Less Distributions:
    Distributions from Net Investment Income................         --         (0.11)     (0.10)     (0.14)    (0.09)    (0.10)
    Distributions from Realized Gains on Investments........         --            --         --      (0.07)    (0.03)    (0.01)
                                                               --------      --------   --------   --------   -------   -------
      Total Distributions...................................         --         (0.11)     (0.10)     (0.21)    (0.12)    (0.11)
                                                               --------      --------   --------   --------   -------   -------
Net Asset Value, End of Period..............................   $   0.81      $   0.82   $   0.94   $   1.06   $  1.10   $  1.03
                                                               ========      ========   ========   ========   =======   =======
      Total Return+.........................................     (1.16%)++      0.44%     (1.84%)    15.85%    19.77%    16.78%
                                                               ========      ========   ========   ========   =======   =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands)....................   $149,037      $161,424   $184,782   $153,038   $93,878   $55,974
                                                               ========      ========   ========   ========   =======   =======
Ratio of Net Expenses to Average Net Assets.................      0.49%**       0.50%      0.50%      0.55%     0.60%     0.65%
                                                               ========      ========   ========   ========   =======   =======
Ratio of Net Investment Income to Average Net Assets........     10.76%**      11.15%     10.85%      9.95%     9.54%     9.90%
                                                               ========      ========   ========   ========   =======   =======
Portfolio Turnover Rate.....................................     67.06%       139.87%    153.71%    129.49%   143.91%   116.57%
                                                               ========      ========   ========   ========   =======   =======

SELECT BOND PORTFOLIO

                                                               FOR THE
                                                             SIX MONTHS
                                                                ENDED                 FOR THE YEAR ENDED DECEMBER 31,
                                                            JUNE 30, 2000   ----------------------------------------------------
(For a share outstanding throughout the period)              (UNAUDITED)      1999       1998       1997       1996       1995
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net Asset Value, Beginning of Period.......................   $   1.13      $   1.25   $   1.26   $   1.22   $   1.23   $   1.06
  Income from Investment Operations:
    Net Investment Income..................................       0.04          0.08       0.08       0.08       0.07       0.07
    Net Realized and Unrealized Gains (Loss) on
      Investments..........................................      (0.01)        (0.09)        --       0.04      (0.04)      0.13
                                                              --------      --------   --------   --------   --------   --------
      Total from Investment Operations.....................       0.03         (0.01)      0.08       0.12       0.03       0.20
                                                              --------      --------   --------   --------   --------   --------
  Less Distributions:
    Distributions from Net Investment Income...............      (0.08)        (0.08)     (0.08)     (0.08)     (0.04)     (0.03)
    Distributions from Realized Gains on Investments.......         --         (0.03)     (0.01)        --         --         --
                                                              --------      --------   --------   --------   --------   --------
      Total Distributions..................................      (0.08)        (0.11)     (0.09)     (0.08)     (0.04)     (0.03)
                                                              --------      --------   --------   --------   --------   --------
Net Asset Value, End of Period.............................   $   1.08      $   1.13   $   1.25   $   1.26   $   1.22   $   1.23
                                                              ========      ========   ========   ========   ========   ========
      Total Return+........................................      2.97%++      (1.00%)     7.07%      9.46%      3.31%     19.10%
                                                              ========      ========   ========   ========   ========   ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands)...................   $275,428      $286,493   $298,034   $244,835   $214,333   $198,142
                                                              ========      ========   ========   ========   ========   ========
Ratio of Net Expenses to Average Net Assets................      0.30%**       0.30%      0.30%      0.30%      0.30%      0.30%
                                                              ========      ========   ========   ========   ========   ========
Ratio of Net Investment Income to Average Net Assets.......      6.84%**       6.56%      6.87%      7.03%      6.48%      6.61%
                                                              ========      ========   ========   ========   ========   ========
Portfolio Turnover Rate....................................     77.31%        76.65%    161.79%    184.93%    195.98%     69.06%
                                                              ========      ========   ========   ========   ========   ========

** Computed on an annualized basis.

 + Total Return includes deductions for management and other fund expenses;
   excludes deductions for sales loads and account fees.

++ Reflects total return for the period; not annualized.

    The Accompanying Notes are an Integral Part of the Financial Statements

Financial Highlights                   76

NORTHWESTERN MUTUAL SERIES FUND, INC.

MONEY MARKET PORTFOLIO

                                                            FOR THE
                                                        SIX MONTHS ENDED
                                                            JUNE 30,                 FOR THE YEAR ENDED DECEMBER 31,
                                                              2000         ----------------------------------------------------
(For a share outstanding throughout the period)           (UNAUDITED)        1999       1998       1997       1996       1995
-------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net Asset Value, Beginning of Period...................     $   1.00       $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
Net Investment Income..................................         0.03           0.05       0.05       0.05       0.05       0.06
Less Distributions from Net Investment Income..........        (0.03)         (0.05)     (0.05)     (0.05)     (0.05)     (0.06)
                                                            --------       --------   --------   --------   --------   --------
Net Asset Value, End of Period.........................     $   1.00       $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                            ========       ========   ========   ========   ========   ========
Total Return+..........................................         2.92%++       5.10%      5.43%      5.47%      5.29%      5.82%
                                                            ========       ========   ========   ========   ========   ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands)...............     $358,519       $404,284   $291,464   $194,470   $176,298   $132,572
                                                            ========       ========   ========   ========   ========   ========
Ratio of Net Expenses to Average Net Assets............         0.30%**       0.30%      0.30%      0.30%      0.30%      0.30%
                                                            ========       ========   ========   ========   ========   ========
Ratio of Net Investment Income to Average Net Assets...         5.74%**       4.99%      5.26%      5.33%      5.13%      5.61%
                                                            ========       ========   ========   ========   ========   ========

** Computed on an annualized basis.

 + Total Return includes deductions for management and other fund expenses;
   excludes deductions for sales loads and account fees.

++ Reflects total return for the period; not annualized.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       77                   Financial Highlights

NORTHWESTERN MUTUAL SERIES FUND, INC.
Notes to Financial Statements
June 30, 2000

NOTE 1 -- Northwestern Mutual Series Fund, Inc. (the "Series Fund"), is registered as a diversified open-end investment company under the Investment Company Act of 1940. The Series Fund consists of the Small Cap Growth Stock Portfolio, Aggressive Growth Stock Portfolio, International Equity Portfolio, Index 400 Stock Portfolio, Growth Stock Portfolio, Growth and Income Stock Portfolio, Index 500 Stock Portfolio, Balanced Portfolio, High Yield Bond Portfolio, Select Bond Portfolio and the Money Market Portfolio (the "Portfolios"). Shares are presently offered only to The Northwestern Mutual Life Insurance Company ("Northwestern Mutual") and its segregated asset accounts.

NOTE 2 -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Principal accounting policies are summarized below.

NOTE 3 -- Bonds are valued on the basis of prices furnished by a service which determines prices for normal institutional size trading units of bonds, without regard to exchange or over-the-counter prices. When quotations are not readily available, bonds are valued at fair market value determined by procedures approved by the Board of Directors. Stocks listed on a national or foreign stock exchange are valued at the final sale price, or final bid price in absence of a sale. Stocks not listed on a national or foreign stock exchange are valued at the closing bid price on the over-the-counter market. Money market investments, other than in the Money Market Portfolio, with maturities exceeding sixty days but generally not exceeding one year are valued by marking to market on the basis of an average of the most recent bid prices or yields. Money market investments with maturities of sixty days or less and all securities in the Money Market Portfolio are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market.

NOTE 4 -- Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated in U.S. dollar amounts on the respective dates of such transactions. When the International Equity Portfolio, Balanced Portfolio and Select Bond Portfolio purchases or sells a foreign security they may enter into a foreign exchange currency contract to minimize market risk from the trade date to the settlement date of such transaction. Such foreign exchange currency contracts are marked to market daily.

The Portfolios may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying instruments and from the possible inability of counter parties to meet the terms of their contracts.

The International Equity Portfolio, Balanced Portfolio and Select Bond Portfolio do not separately report the results of operations due to changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and the settlement date on security transactions, the differences between the amounts of dividends and foreign withholding taxes recorded on the portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid.

NOTE 5 -- The Small Cap Growth Stock, Aggressive Growth Stock, Index 400 Stock, Growth Stock, Index 500 Stock, Balanced and Select Bond Portfolios invest in futures contracts as an alternative to investing in individual securities. The Small Cap Growth Stock, Aggressive Growth Stock, Index 400 Stock, Growth Stock, Index 500 Stock, Balanced and Select Bond Portfolios could be exposed to market risk due to changes in the value of the underlying securities or due to an illiquid secondary market. Futures contracts are marked to market daily based upon quoted settlement prices.

Notes to Financial Statements          78

The Portfolios receive from or pay to brokers an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the "variation margin," are recorded by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

 ...............................................................................

NOTE 6 -- Interest income and discounts earned are recorded daily on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as information from foreign issuers is available. Where applicable, dividends are recorded net of foreign dividend tax. Discounts and premiums on securities purchased are amortized over the life of the respective securities when required for federal income tax purposes using the effective interest method. Securities transactions are accounted for on trade date. The basis for determining cost on sale of securities is identified cost. For the period ended June 30, 2000, transactions in securities other than money market investments were:

                                                                                          TOTAL         U.S. GOVT.
                                                          TOTAL         U.S. GOVT.       SECURITY        SECURITY
                                                         SECURITY        SECURITY         SALES/          SALES/
                    PORTFOLIOS                          PURCHASES       PURCHASES       MATURITIES      MATURITIES
                    ----------                          ---------       ----------      ----------      ----------
Small Cap Growth Stock.............................    $152,777,716              --    $ 51,402,973              --
Aggressive Growth Stock............................     611,358,986         --          466,688,550              --
International Equity...............................      90,784,118              --      61,651,802              --
Index 400 Stock....................................      55,112,108              --      20,853,094              --
Growth Stock.......................................     136,566,005              --      84,857,826              --
Growth and Income Stock............................     160,104,870              --     192,847,741              --
Index 500 Stock....................................      59,856,916              --      56,036,485              --
Balanced...........................................     442,963,255    $238,063,120     559,243,317    $164,128,308
High Yield Bond....................................      97,509,461              --     103,469,737              --
Select Bond........................................     209,701,545     140,155,939     214,706,091      77,407,571

 ...............................................................................

NOTE 7 -- The Series Fund and its Portfolios are parties to annually renewable contracts pursuant to which each Portfolio pays a charge for investment management and administrative services. Each Portfolio pays a monthly fee for these investment advisory services at an annual rate based on the average daily net asset values of each Portfolio. For the Index 500 Stock Portfolio the rate is .20%, for the Index 400 Stock Portfolio the rate is .25%, and for the Balanced, Select Bond and Money Market Portfolios the rate is .30%. For the other Portfolios the rate for the investment advisory fee is graded by the asset size of the Portfolio according to the following schedule:

                                  FIRST      NEXT
                                   $50        $50
         PORTFOLIOS              MILLION    MILLION    EXCESS
         ----------              -------    -------    ------
Small Cap Growth Stock.......     .80%       .65%       .50%
Aggressive Growth Stock......     .80%       .65%       .50%
International Equity.........     .85%       .65%       .65%
Growth Stock.................     .60%       .50%       .40%
Growth and Income Stock......     .70%       .60%       .55%
High Yield Bond..............     .60%       .50%       .40%

These amounts are paid to Northwestern Mutual Investment Services, LLC. ("NMIS") a wholly owned subsidiary of Northwestern Mutual, which is the manager and investment adviser of the Fund. Northwestern Mutual is also a party to the agreement. Other costs for each Portfolio are paid either by the Portfolios, Northwestern Mutual, or NMIS depending upon the applicable agreement in place.

The Small Cap Growth Stock Portfolio, International Equity Portfolio, Index 400 Stock Portfolio and the Index 500 Stock Portfolio pay their own custodian fees. In addition, certain Portfolios pay a portion of their custodian fees indirectly through expense offset arrangements. Custodian fees are reduced for Portfolios that maintain compensating balances in non-interest bearing accounts. The Portfolios could have invested the assets used to pay for the custodian fees, had the assets not been used in the expense offset arrangements. As of June 30, 2000, the amounts paid through expense offset arrangements are $3,754 in the Small Cap Growth Stock Portfolio, $5,199 in the Aggressive Growth Stock Portfolio, $1,758 in the Index 400 Stock Portfolio, $2,351 in the Growth Stock Portfolio, $5,451 in the Growth and Income Stock Portfolio, $3,000 in the Index 500 Stock Portfolio and $1,124 in the High Yield Bond Portfolio.

                                       79          Notes to Financial Statements

J. P. Morgan Investment Management, Inc. ("J. P. Morgan") and Templeton Investment Counsel, Inc. ("Templeton Counsel") have been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of the Growth and Income Stock Portfolio and the International Equity Portfolio, respectively. NMIS pays J. P. Morgan .45% on the first $100 million of the combined net assets for all funds managed for Northwestern Mutual by J. P. Morgan, .40% on the next $100 million,
 .35% on the next $200 million and .30% in excess of $400 million. NMIS pays Templeton Counsel .50% on the first $100 million of the combined net assets for all funds managed for Northwestern Mutual by Templeton Counsel and .40% in excess of $100 million.

The Small Cap Growth Stock and Aggressive Growth Stock Portfolios paid commissions on Fund transactions to an affiliated broker in the amounts of $1,458 and $16,044, respectively for the period ended June 30, 2000.

NOTE 8 -- The Series Fund has elected to be taxed as a regulated investment company meeting certain requirements under the Internal Revenue Code. Since it expects to distribute all net investment income and net realized capital gains, the Series Fund anticipates incurring no federal income taxes.

Taxable distributions from net investment income and realized capital gains in the Portfolios differ from book amounts earned during the period due to differences in the timing of capital recognition and due to the reclassification of certain gains or losses from capital to income. The differences between cost amounts for book purposes and tax purposes are due to treatment of deferred losses.

It is the policy of the Series Fund to reclassify the net effect of permanent differences between book and taxable income to capital accounts on the statements of assets and liabilities.

After October 31, 1999, the High Yield Bond Portfolio and the Select Bond Portfolio had losses in the amounts of $2,850,813 and $3,815,499, respectively. These amounts are deferred and deemed to have occurred in the next fiscal year. For Federal income tax purposes, the High Yield Bond Portfolio also has a net realized capital loss of $26,639,854 which will be carried forward to offset future net realized capital gains. The amount expires as follows: $2,661,875 in 2006 and $23,977,979 in 2007.

For Federal income tax purposes, net unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gains (losses).

NOTE 9 -- Dividends from net investment income and net realized capital gains are declared each year for the Small Cap Growth Stock, Aggressive Growth Stock, International Equity, Index 400 Stock, Growth Stock, Growth and Income Stock, Index 500 Stock, Balanced, High Yield Bond and Select Bond Portfolios and each business day for the Money Market Portfolio.

NOTE 10 -- Effective April 1, 1996, Northwestern Mutual voluntarily reimburses the International Equity Portfolio for the benefit Northwestern Mutual receives from foreign dividend taxes charged against the Portfolio. The amount reimbursed represents approximately 65% of the foreign dividend tax withheld from the Portfolio. Reimbursements are recorded when foreign dividend taxes are accrued. This voluntary reimbursement for the period ended June 30, 2000 and the year ended December 31, 1999 was $452,907 and $1,243,988, respectively.

Notes to Financial Statements          80

NML VARIABLE ANNUITY ACCOUNT B
Statement of Assets and Liabilities
June 30, 2000
(in thousands)


 ASSETS
   Investments at Market Value:
     Northwestern Mutual Series Fund, Inc.
       Small Cap Growth Stock
          66,293 shares (cost $116,862)......................    $  139,745
       Aggressive Growth Stock
          257,647 shares (cost $954,370).....................     1,251,908
       International Equity
          345,137 shares (cost $575,514).....................       576,034
       Index 400 Stock
          46,883 shares (cost $51,868).......................        56,447
       Growth Stock
          199,745 shares (cost $377,979).....................       528,127
       Growth and Income Stock
          309,542 shares (cost $440,978).....................       449,146
       Index 500 Stock
          412,057 shares (cost $895,307).....................     1,532,853
       Balanced
          1,356,044 shares (cost $2,131,396).................     2,808,368
       High Yield Bond
          129,507 shares (cost $135,633).....................       105,030
       Select Bond
          204,604 shares (cost $240,442).....................       221,177
       Money Market
          241,347 shares (cost $241,318).....................       241,346
     Russell Insurance Funds
       Multi-Style Equity
       4,866 shares (cost $77,922)...........................        75,761
       Aggressive Equity
          2,198 shares (cost $28,269)........................        29,634
       Non-U.S.
          3,402 shares (cost $44,680)........................        44,602
       Real Estate Securities
          1,104 shares (cost $9,919).........................        10,742
       Core Bond
          2,138 shares (cost $21,068)........................        21,058    $8,091,978
                                                                 ----------
   Due from Sale of Fund Shares..............................                      31,911
   Due from Northwestern Mutual Life Insurance Company.......                      25,492
                                                                               ----------
            Total Assets.....................................                  $8,149,381
                                                                               ==========

 LIABILITIES
   Due to Participants.......................................                  $   11,575
   Due to Northwestern Mutual Life Insurance Company.........                      31,911
   Due on Purchase of Fund Shares............................                      25,492
                                                                               ----------
            Total Liabilities................................                      68,978
                                                                               ----------

 EQUITY (NOTE 8)
   Contracts Issued Prior to December 17, 1981...............                     120,998
   Contracts Issued After December 16, 1981 and Prior to
     March 31, 1995..........................................                   4,714,321
   Contracts Issued On or After March 31, 1995...............                   3,194,608
   Contracts Issued On or After March 31, 2000...............                      50,476
                                                                               ----------
            Total Equity.....................................                   8,080,403
                                                                               ----------
            Total Liabilities and Equity.....................                  $8,149,381
                                                                               ==========

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                       81         Account B Financial Statements

NML VARIABLE ANNUITY ACCOUNT B
Statement of Operations
(in thousands)

                                                                   SMALL CAP GROWTH               AGGRESSIVE GROWTH
                                        COMBINED                    STOCK DIVISION#                STOCK DIVISION
                               ---------------------------    ---------------------------    ---------------------------
                               SIX MONTHS                     SIX MONTHS                     SIX MONTHS
                                  ENDED                          ENDED       EIGHT MONTHS       ENDED
                                JUNE 30,       YEAR ENDED      JUNE 30,         ENDED         JUNE 30,       YEAR ENDED
                                  2000        DECEMBER 31,       2000        DECEMBER 31,       2000        DECEMBER 31,
                               (UNAUDITED)        1999        (UNAUDITED)        1999        (UNAUDITED)        1999
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividend Income..........     $ 549,050      $  529,297       $ 3,406        $ 1,623        $140,605        $ 27,399
  Annuity Rate and Expense
    Guarantees.............        44,249          79,966           524            114           6,642           9,338
                                ---------      ----------       -------        -------        --------        --------
  Net Investment Income
    (Loss).................       504,801         449,331         2,882          1,509         133,963          18,061
                                ---------      ----------       -------        -------        --------        --------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS
  Realized Gain (Loss) on
    Investments............      (109,379)        206,068        (9,169)           152         (22,402)         59,354
  Unrealized Appreciation
    (Depreciation) of
    Investments During the
    Period.................      (178,179)        384,910        22,210         11,180          46,028         227,531
                                ---------      ----------       -------        -------        --------        --------
  Net Gain (Loss) on
    Investments............      (287,558)        590,978        13,041         11,332          23,626         286,885
                                ---------      ----------       -------        -------        --------        --------
  Increase (Decrease) in
    Equity Derived from
    Investment Activity....     $ 217,243      $1,040,309       $15,923        $12,841        $157,589        $304,946
                                =========      ==========       =======        =======        ========        ========

                                INTERNATIONAL EQUITY
                                      DIVISION
                             ---------------------------
                             SIX MONTHS
                                ENDED
                              JUNE 30,       YEAR ENDED
                                2000        DECEMBER 31,
                             (UNAUDITED)        1999
---------------------------  ---------------------------
INVESTMENT INCOME
  Dividend Income..........   $ 39,826        $ 69,655
  Annuity Rate and Expense
    Guarantees.............      3,040           5,699
                              --------        --------
  Net Investment Income
    (Loss).................     36,786          63,956
                              --------        --------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS
  Realized Gain (Loss) on
    Investments............     21,711          78,270
  Unrealized Appreciation
    (Depreciation) of
    Investments During the
    Period.................    (49,154)        (44,084)
                              --------        --------
  Net Gain (Loss) on
    Investments............    (27,443)         34,186
                              --------        --------
  Increase (Decrease) in
    Equity Derived from
    Investment Activity....   $  9,343        $ 98,142
                              ========        ========

# The initial investment in this Division was made on April 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

Account B Financial Statements

             INDEX 400                                              GROW AND INCOME                 INDEX 500
          STOCK DIVISION#           GROWTH STOCK DIVISION            STOCK DIVISION               STOCK DIVISION
     --------------------------   --------------------------   --------------------------   --------------------------
     SIX MONTHS                   SIX MONTHS                   SIX MONTHS                   SIX MONTHS
        ENDED      EIGHT MONTHS      ENDED                        ENDED                        ENDED
      JUNE 30,        ENDED        JUNE 30,      YEAR ENDED     JUNE 30,      YEAR ENDED     JUNE 30,      YEAR ENDED
        2000       DECEMBER 31,      2000       DECEMBER 31,      2000       DECEMBER 31,      2000       DECEMBER 31,
     (UNAUDITED)       1999       (UNAUDITED)       1999       (UNAUDITED)       1999       (UNAUDITED)       1999
----------------------------------------------------------------------------------------------------------------------
       $   727        $  321       $ 22,105       $13,945       $ 25,735       $ 51,672      $ 59,731       $ 31,626
           208            76          2,688         4,263          2,491          5,158         8,419         15,550
       -------        ------       --------       -------       --------       --------      --------       --------
           519           245         19,417         9,682         23,244         46,514        51,312         16,076
       -------        ------       --------       -------       --------       --------      --------       --------
        (1,641)           14        (31,739)        2,979         29,102          5,902       (58,793)        24,827
         4,417         1,819         30,077        64,234        (61,497)       (24,965)       (7,000)       206,443
       -------        ------       --------       -------       --------       --------      --------       --------
         2,776         1,833         (1,662)       67,213        (32,395)       (19,063)      (65,793)       231,270
       -------        ------       --------       -------       --------       --------      --------       --------
       $ 3,295        $2,078       $ 17,755       $76,895       $ (9,151)      $ 27,451      $(14,481)      $247,346
       =======        ======       ========       =======       ========       ========      ========       ========


         BALANCED DIVISION
     --------------------------
     SIX MONTHS
        ENDED
      JUNE 30,      YEAR ENDED
        2000       DECEMBER 31,
     (UNAUDITED)       1999
---  --------------------------
      $ 230,003      $284,717
         16,410        32,960
      ---------      --------
        213,593       251,757
      ---------      --------
        (41,023)       38,856
       (143,593)      (29,796)
      ---------      --------
       (184,616)        9,060
      ---------      --------
      $  28,977      $260,817
      =========      ========

                                       83         Account B Financial Statements

NML VARIABLE ANNUITY ACCOUNT B
(in thousands)

                                HIGH YIELD BOND DIVISION       SELECT BOND DIVISION        MONEY MARKET DIVISION
                               --------------------------   --------------------------   --------------------------
                               SIX MONTHS                   SIX MONTHS                   SIX MONTHS
                                  ENDED                        ENDED                        ENDED
                                JUNE 30,      YEAR ENDED     JUNE 30,      YEAR ENDED     JUNE 30,      YEAR ENDED
                                  2000       DECEMBER 31,      2000       DECEMBER 31,      2000       DECEMBER 31,
                               (UNAUDITED)       1999       (UNAUDITED)       1999       (UNAUDITED)       1999
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividend Income............   $    190       $ 13,571       $15,508       $ 20,187       $7,556        $11,719
  Annuity Rate and Expense
    Guarantees...............        566          1,319         1,207          2,641        1,347          2,547
                                --------       --------       -------       --------       ------        -------
  Net Investment Income
    (Loss)...................       (376)        12,252        14,301         17,546        6,209          9,172
                                --------       --------       -------       --------       ------        -------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Realized Gain (Loss) on
    Investments..............      8,741         (4,630)          209            294           --             --
  Unrealized Appreciation
    (Depreciation) of
    Investments During the
    Period...................    (10,172)        (9,614)       (9,179)       (22,857)          --             --
                                --------       --------       -------       --------       ------        -------
  Net Gain (Loss) on
    Investments..............     (1,431)       (14,244)       (8,970)       (22,563)          --             --
                                --------       --------       -------       --------       ------        -------
  Increase (Decrease) in
    Equity Derived from
    Investment Activity......   $ (1,807)      $ (1,992)      $ 5,331       $ (5,017)      $6,209        $ 9,172
                                ========       ========       =======       ========       ======        =======


                                        RUSSELL
                                      MULTI-STYLE
                                    EQUITY DIVISION#
                               --------------------------
                               SIX MONTHS
                                  ENDED      EIGHT MONTHS
                                JUNE 30,        ENDED
                                  2000       DECEMBER 31,
                               (UNAUDITED)       1999
-----------------------------  --------------------------
INVESTMENT INCOME
  Dividend Income............    $ 1,789        $1,443
  Annuity Rate and Expense
    Guarantees...............        306           135
                                 -------        ------
  Net Investment Income
    (Loss)...................      1,483         1,308
                                 -------        ------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Realized Gain (Loss) on
    Investments..............     (1,611)           --
  Unrealized Appreciation
    (Depreciation) of
    Investments During the
    Period...................     (2,347)        1,788
                                 -------        ------
  Net Gain (Loss) on
    Investments..............     (3,958)        1,788
                                 -------        ------
  Increase (Decrease) in
    Equity Derived from
    Investment Activity......    $(2,475)       $3,096
                                 =======        ======

# The initial investment in this Division was made on April 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

Account B Financial Statements         84


                                                                        RUSSELL
      RUSSELL AGGRESSIVE                                              REAL ESTATE                  RUSSELL CORE
       EQUITY DIVISION#          RUSSELL NON-U.S. DIVISION#       SECURITIES DIVISION#            BOND DIVISION#
------------------------------   ---------------------------   --------------------------   --------------------------
    SIX MONTHS                   SIX MONTHS                    SIX MONTHS                   SIX MONTHS
       ENDED      EIGHT MONTHS      ENDED      EIGHT MONTHS       ENDED      EIGHT MONTHS      ENDED      EIGHT MONTHS
     JUNE 30,        ENDED        JUNE 30,         ENDED        JUNE 30,        ENDED        JUNE 30,        ENDED
       2000       DECEMBER 31,      2000       DECEMBER 31,       2000       DECEMBER 31,      2000       DECEMBER 31,
    (UNAUDITED)       1999       (UNAUDITED)       1999        (UNAUDITED)       1999       (UNAUDITED)       1999
----------------------------------------------------------------------------------------------------------------------
      $   540        $   64        $   954        $  604         $  109         $ 249          $266          $ 502
          118            48            166            60             40            22            77             36
      -------        ------        -------        ------         ------         -----          ----          -----
          422            16            788           544             69           227           189            466
      -------        ------        -------        ------         ------         -----          ----          -----

       (1,079)          (17)        (2,193)          130             71           (62)          437             (1)
        1,283         1,221           (109)        2,706            868          (231)          (11)          (465)
      -------        ------        -------        ------         ------         -----          ----          -----
          204         1,204         (2,302)        2,836            939          (293)          426           (466)
      -------        ------        -------        ------         ------         -----          ----          -----
      $   626        $1,220        $(1,514)       $3,380         $1,008         $ (66)         $615          $  --
      =======        ======        =======        ======         ======         =====          ====          =====

                                       85         Account B Financial Statements

NML VARIABLE ANNUITY ACCOUNT B
Statement of Changes in Equity
(in thousands)

                                                                      SMALL CAP GROWTH               AGGRESSIVE GROWTH
                                           COMBINED                    STOCK DIVISION#                STOCK DIVISION
                                  ---------------------------    ---------------------------    ---------------------------
                                  SIX MONTHS                     SIX MONTHS                     SIX MONTHS
                                     ENDED                          ENDED       EIGHT MONTHS       ENDED
                                   JUNE 30,       YEAR ENDED      JUNE 30,         ENDED         JUNE 30,       YEAR ENDED
                                     2000        DECEMBER 31,       2000        DECEMBER 31,       2000        DECEMBER 31,
                                  (UNAUDITED)        1999        (UNAUDITED)        1999        (UNAUDITED)        1999
---------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net Investment Income.........    $   504,801    $   449,331      $  2,882        $ 1,509       $  133,963      $   18,061
Net Realized Gain (Loss)......       (109,379)       206,068        (9,169)           152          (22,402)         59,354
Net Change in unrealized
  Appreciation
  (Depreciation)..............       (178,179)       384,910        22,210         11,180           46,028         227,531
                                  -----------    -----------      --------        -------       ----------      ----------
Increase (Decrease) in
  Equity......................        217,243      1,040,309        15,923         12,841          157,589         304,946
                                  -----------    -----------      --------        -------       ----------      ----------
EQUITY TRANSACTIONS
  Contract Owners' Net
    Payments..................        441,227        836,316        22,679          5,800           47,649          62,382
  Annuity Payments............         (7,893)       (14,043)          (19)            (3)            (524)           (673)
  Surrenders and Other
    (net).....................       (329,350)      (478,867)       (4,344)          (366)         (44,377)        (58,870)
  Transfers from Other
    Divisions or Sponsor......      3,033,981      1,766,343        93,271         38,489          499,207          64,476
  Transfers to Other Divisions
    or Sponsor................     (3,043,227)    (1,783,287)      (36,617)        (7,980)        (442,682)       (155,561)
                                  -----------    -----------      --------        -------       ----------      ----------
Increase (Decrease) in Equity
  Derived from Equity
  Transactions................         94,738        326,462        74,970         35,940           59,273         (88,246)
                                  -----------    -----------      --------        -------       ----------      ----------
Net Increase (Decrease) in
  Equity......................        311,981      1,366,771        90,893         48,781          216,862         216,700
EQUITY
  Beginning of Period.........      7,768,422      6,401,651        48,781             --        1,033,918         817,218
                                  -----------    -----------      --------        -------       ----------      ----------
  End of Period...............    $ 8,080,403    $ 7,768,422      $139,674        $48,781       $1,250,780      $1,033,918
                                  ===========    ===========      ========        =======       ==========      ==========

                                       INTERNATIONAL
                                      EQUITY DIVISION
                                ---------------------------
                                SIX MONTHS
                                   ENDED
                                 JUNE 30,       YEAR ENDED
                                   2000        DECEMBER 31,
                                (UNAUDITED)        1999
------------------------------  ---------------------------
OPERATIONS
Net Investment Income.........   $  36,786      $  63,956
Net Realized Gain (Loss)......      21,711         78,270
Net Change in unrealized
  Appreciation
  (Depreciation)..............     (49,154)       (44,084)
                                 ---------      ---------
Increase (Decrease) in
  Equity......................       9,343         98,142
                                 ---------      ---------
EQUITY TRANSACTIONS
  Contract Owners' Net
    Payments..................      27,314         39,987
  Annuity Payments............        (349)          (630)
  Surrenders and Other
    (net).....................     (20,881)       (33,344)
  Transfers from Other
    Divisions or Sponsor......     784,384        396,413
  Transfers to Other Divisions
    or Sponsor................    (763,354)      (449,369)
                                 ---------      ---------
Increase (Decrease) in Equity
  Derived from Equity
  Transactions................      27,114        (46,943)
                                 ---------      ---------
Net Increase (Decrease) in
  Equity......................      36,457         51,199
EQUITY
  Beginning of Period.........     539,182        487,983
                                 ---------      ---------
  End of Period...............   $ 575,639      $ 539,182
                                 =========      =========

# The initial investment in this Division was made on April 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

Account B Financial Statements         86

            INDEX 400                                             GROWTH AND INCOME                INDEX 500
         STOCK DIVISION#           GROWTH STOCK DIVISION            STOCK DIVISION               STOCK DIVISION
    --------------------------   --------------------------   --------------------------   --------------------------
    SIX MONTHS                   SIX MONTHS                   SIX MONTHS                   SIX MONTHS
       ENDED      EIGHT MONTHS      ENDED                        ENDED                        ENDED
     JUNE 30,        ENDED        JUNE 30,      YEAR ENDED     JUNE 30,      YEAR ENDED     JUNE 30,      YEAR ENDED
       2000       DECEMBER 31,      2000       DECEMBER 31,      2000       DECEMBER 31,      2000       DECEMBER 31,
    (UNAUDITED)       1999       (UNAUDITED)       1999       (UNAUDITED)       1999       (UNAUDITED)       1999
---------------------------------------------------------------------------------------------------------------------
      $   519       $   245       $ 19,417       $  9,682      $ 23,244       $ 46,514     $   51,312     $   16,076
       (1,641)           14        (31,739)         2,979        29,102          5,902        (58,793)        24,827
        4,417         1,819         30,077         64,234       (61,497)       (24,965)        (7,000)       206,443
      -------       -------       --------       --------      --------       --------     ----------     ----------
        3,295         2,078         17,755         76,895        (9,151)        27,451        (14,481)       247,346
      -------       -------       --------       --------      --------       --------     ----------     ----------
        9,387         7,316         34,786         65,324        22,347         59,687         77,450        167,133
          (14)           (7)          (394)          (572)         (454)          (868)        (1,478)        (2,567)
         (998)         (323)       (18,129)       (23,057)      (18,489)       (27,142)       (59,958)       (85,802)
       30,032        19,597         72,262        111,147        28,265         73,083        111,603        223,692
       (9,724)       (4,217)       (48,831)       (59,550)      (54,440)       (74,859)      (132,842)      (169,952)
      -------       -------       --------       --------      --------       --------     ----------     ----------
       28,683        22,366         39,694         93,292       (22,771)        29,901         (5,225)       132,504
      -------       -------       --------       --------      --------       --------     ----------     ----------
       31,978        24,444         57,449        170,187       (31,922)        57,352        (19,706)       379,850
       24,444            --        470,433        300,246       480,677        423,325      1,550,820      1,170,970
      -------       -------       --------       --------      --------       --------     ----------     ----------
      $56,422       $24,444       $527,882       $470,433      $448,755       $480,677     $1,531,114     $1,550,820
      =======       =======       ========       ========      ========       ========     ==========     ==========


         BALANCED DIVISION
     --------------------------
     SIX MONTHS
        ENDED
      JUNE 30,      YEAR ENDED
        2000       DECEMBER 31,
     (UNAUDITED)       1999
---  --------------------------
     $  213,593     $  251,757
        (41,023)        38,856
       (143,593)       (29,796)
     ----------     ----------
         28,977        260,817
     ----------     ----------
         87,161        228,829
         (3,938)        (7,284)
       (115,540)      (176,628)
         57,926        130,806
       (129,253)      (181,406)
     ----------     ----------
       (103,644)        (5,683)
     ----------     ----------
        (74,667)       255,134
      2,876,831      2,621,697
     ----------     ----------
     $2,802,164     $2,876,831
     ==========     ==========

                                       87         Account B Financial Statements

NML VARIABLE ANNUITY ACCOUNT B
Statement of Changes in Equity
(in thousands)

                                         HIGH YIELD BOND DIVISION         SELECT BOND DIVISION           MONEY MARKET DIVISION
                                        ---------------------------    ---------------------------    ---------------------------
                                        SIX MONTHS                     SIX MONTHS                     SIX MONTHS
                                           ENDED                          ENDED                          ENDED
                                         JUNE 30,       YEAR ENDED      JUNE 30,       YEAR ENDED      JUNE 30,       YEAR ENDED
                                           2000        DECEMBER 31,       2000        DECEMBER 31,       2000        DECEMBER 31,
             (CONTINUED)                (UNAUDITED)        1999        (UNAUDITED)        1999        (UNAUDITED)        1999
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net Investment Income...............   $   (376)       $ 12,252       $ 14,301        $ 17,546      $     6,209     $   9,172
  Net Realized Gain (Loss)............      8,741          (4,630)           209             294               --            --
  Net Change in unrealized
    Appreciation (Depreciation).......    (10,172)         (9,614)        (9,179)        (22,857)              --            --
                                         --------        --------       --------        --------      -----------     ---------
  Increase (Decrease) in Equity.......     (1,807)         (1,992)         5,331          (5,017)           6,209         9,172
                                         --------        --------       --------        --------      -----------     ---------
EQUITY TRANSACTIONS
  Contract Owners' Net Payments.......      6,506          14,760          9,850          27,862           59,352       122,518
  Annuity Payments....................       (146)           (308)          (303)           (729)            (141)         (359)
  Surrenders and Other (net)..........     (4,307)         (8,909)        (9,497)        (17,847)         (27,378)      (46,116)
  Transfers from Other Divisions or
    Sponsor...........................      8,609          17,472         15,149          38,916        1,238,910       568,077
  Transfers to Other Divisions or
    Sponsor...........................    (18,715)        (42,377)       (30,692)        (50,320)      (1,325,273)     (570,187)
                                         --------        --------       --------        --------      -----------     ---------
Increase (Decrease) in Equity Derived
  from Equity Transactions............     (8,053)        (19,362)       (15,493)         (2,118)         (54,530)       73,933
                                         --------        --------       --------        --------      -----------     ---------
Net Increase (Decrease) in Equity.....     (9,860)        (21,354)       (10,162)         (7,135)         (48,321)       83,105
EQUITY
  Beginning of Period.................    115,015         136,369        231,122         238,257          288,691       205,586
                                         --------        --------       --------        --------      -----------     ---------
  End of Period.......................   $105,155        $115,015       $220,960        $231,122      $   240,370     $ 288,691
                                         ========        ========       ========        ========      ===========     =========

# The initial investment in this Division was made on April 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

Account B Financial Statements         88

     RUSSELL MULTI-STYLE             RUSSELL AGGRESSIVE                                        RUSSELL REAL ESTATE
       EQUITY DIVISION#               EQUITY DIVISION#        RUSSELL NON-U.S. DIVISION#       SECURITIES DIVISION#
------------------------------   --------------------------   ---------------------------   --------------------------
    SIX MONTHS                   SIX MONTHS                   SIX MONTHS                    SIX MONTHS
       ENDED      EIGHT MONTHS      ENDED      EIGHT MONTHS      ENDED      EIGHT MONTHS       ENDED      EIGHT MONTHS
     JUNE 30,        ENDED        JUNE 30,        ENDED        JUNE 30,         ENDED        JUNE 30,        ENDED
       2000       DECEMBER 31,      2000       DECEMBER 31,      2000       DECEMBER 31,       2000       DECEMBER 31,
    (UNAUDITED)       1999       (UNAUDITED)       1999       (UNAUDITED)       1999        (UNAUDITED)       1999
----------------------------------------------------------------------------------------------------------------------
     $  1,483       $ 1,308        $   422       $    16       $    788        $   544        $    69       $   227
       (1,611)           --         (1,079)          (17)        (2,193)           130             71           (62)
       (2,347)        1,788          1,283         1,221           (109)         2,706            868          (231)
     --------       -------        -------       -------       --------        -------        -------       -------
       (2,475)        3,096            626         1,220         (1,514)         3,380          1,008           (66)
     --------       -------        -------       -------       --------        -------        -------       -------
       15,896        16,904          4,966         4,683          8,975          5,356          2,017         2,060
          (65)          (24)            (9)           (3)           (27)            (6)            (5)           (2)
       (1,704)         (279)        (1,227)          (12)        (1,367)             8           (548)          (96)
       29,263        33,711         13,824        11,989         37,062         21,654          5,460         6,530
      (14,299)       (4,479)        (4,937)       (1,531)       (21,448)        (7,493)        (3,873)       (1,760)
     --------       -------        -------       -------       --------        -------        -------       -------
       29,091        45,833         12,617        15,126         23,195         19,519          3,051         6,732
     --------       -------        -------       -------       --------        -------        -------       -------
       26,616        48,929         13,243        16,346         21,681         22,899          4,059         6,666
       48,929            --         16,346            --         22,899             --          6,666            --
     --------       -------        -------       -------       --------        -------        -------       -------
     $ 75,545       $48,929        $29,589       $16,346       $ 44,580        $22,899        $10,725       $ 6,666
     ========       =======        =======       =======       ========        =======        =======       =======

            RUSSELL CORE
           BOND DIVISION#
---  --------------------------
     SIX MONTHS
        ENDED      EIGHT MONTHS
      JUNE 30,        ENDED
        2000       DECEMBER 31,
     (UNAUDITED)       1999
---  --------------------------
       $   189       $   466
           437            (1)
           (11)         (465)
       -------       -------
           615            --
       -------       -------
         4,892         5,715
           (27)           (8)
          (606)          (84)
         8,754        10,291
        (6,247)       (2,246)
       -------       -------
         6,766        13,668
       -------       -------
         7,381        13,668
        13,668            --
       -------       -------
       $21,049       $13,668
       =======       =======

                                                  Account B Financial Statements

NML VARIABLE ANNUITY ACCOUNT B
Notes to Financial Statements
June 30, 2000

NOTE 1 -- NML Variable Annuity Account B (the "Account") is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual" or "Sponsor") used to fund variable annuity contracts ("contracts") for tax-deferred annuities, individual retirement annuities and non-qualified plans. Beginning March 31, 1995, two versions of the contract are offered: Front Load contracts with a sales charge up to 4% of purchase payments and Back Load contracts with a withdrawal charge of 0-8%.

NOTE 2 -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Principal accounting policies are summarized below.

NOTE 3 -- All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc. and the Russell Insurance Funds (collectively known as "the Funds"). The shares are valued at the Funds' offering and redemption prices per share.

The Funds are open-end investment companies registered under the Investment Company Act of 1940.

NOTE 4 -- Annuity reserves are based on published annuity tables with age adjustment and benefit payments which reflect actual investment experience. For variable payment plans issued prior to January 1, 1974, annuity reserves are based on the 1955 American Annuity Table with assumed interest rates of 3% or 5%. For variable payment plans issued on or after January 1, 1974 and before January 1, 1985, annuity reserves are based on the 1971 Individual Annuity Table with assumed interest rates of 3 1/2% or 5%. For variable payment plans issued on or after January 1, 1985, annuity reserves are based on the 1983 Table a with assumed interest rates of 3 1/2% or 5%.

NOTE 5 -- Dividend income from the Funds is recorded on the record date of the dividends. Transactions in Funds shares are accounted for on the trade date. The basis for determining cost on sale of Fund shares is identified cost. Purchases and sales of the Funds shares for the period ended June 30, 2000 by each Division are shown below:

      DIVISIONS:          PURCHASES         SALES
      ----------          ---------         -----
Small Cap Growth
  Stock................  $ 81,004,023   $    3,082,618
Aggressive Growth
  Stock................   517,377,091      323,923,884
International Equity...   727,840,492      663,720,333
Index 400 Stock........    29,322,857           97,912
Growth Stock...........    62,607,274        4,176,108
Growth and Income
  Stock................    29,597,256       29,411,621
Index 500 Stock........    86,391,506       40,914,706
Balanced...............   234,768,979      123,854,540
High Yield Bond........     1,474,048        9,888,439
Select Bond............    17,536,386       18,728,181
Money Market...........   995,797,872    1,043,391,292
Russell Multi-Style
  Equity Fund..........    31,025,144          231,541
Russell Aggressive
  Equity Fund..........    13,750,703          673,954
Russell Non-U.S.
  Fund.................    28,741,296        4,736,813
Russell Real Estate
  Securities Fund......     4,422,077        1,283,092
Russell Core Bond
  Fund.................     7,683,957          712,676

NOTE 6 -- A deduction for annuity rate and expense guarantees is determined daily and paid to Northwestern Mutual as compensation for assuming the risk that annuity payments will continue for longer periods than anticipated because the annuitants as a group live longer than expected, and the risk that the charges made by Northwestern Mutual may be insufficient to cover the actual costs incurred in connection with the contracts.

For contracts issued on or after March 31, 2000, for the Front Load version and the Back Load version, the deduction for annuity rate and expense guarantees is determined daily at annual rates of 5/10 of 1% and 1 1/4%, respectively, of the net assets of each Division attributable to those contracts and is paid to Northwestern Mutual. For those contracts, the rates may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed 3/4 of 1% and 1 1/2% annual rate, respectively. The current charges will not be increased for five years.

For contracts issued on or after March 31, 1995, for the Front Load version and the Back Load version, the deduction for annuity rate and expense guarantees is determined daily at annual rates of 4/10 of 1% and 1 1/4%, respectively, of the net

Notes to Financial Statements
assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rates may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed 3/4 of 1% and 1 1/2% annual rate, respectively.

For contracts issued after December 16, 1981 and prior to March 31, 1995, the deduction is at an annual rate of 1 1/4% of the net assets of each Division attributable to these contracts. For these contracts, the rate may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a
 1/2% annual rate.

For contracts issued prior to December 17, 1981, the deduction is at an annual rate of 3/4 of 1% of the net assets of each Division attributable to these contracts. For these contracts, the rate may be increased or decreased by the Board of Trustees of Northwestern Mutual Life not to exceed a 1% annual rate.

Since 1995, Northwestern Mutual has paid a dividend to certain contracts. The dividend is re-invested in the Account and has been reflected as a Contract Owners' Net Deposit in the accompanying financial statements.

NOTE 7 -- Northwestern Mutual is taxed as a "life insurance company" under the Internal Revenue Code and the operations of the Account form a part of and are taxed with those of Northwestern Mutual. Under current law, no federal income taxes are payable with respect to the Account. Accordingly, no provision for any such liability has been made.

                                       91          Notes to Financial Statements

NML VARIABLE ANNUITY ACCOUNT B
Notes to Financial Statements
June 30, 2000
(in thousands, except accumulation unit values)

NOTE 8 -- Equity Values by Division are shown below:

                                                                                                  CONTRACTS ISSUED:
                                                      CONTRACTS ISSUED:                      AFTER DECEMBER 16, 1981 AND
                                                 PRIOR TO DECEMBER 17, 1981                    PRIOR TO MARCH 31, 1995
                                           ---------------------------------------    -----------------------------------------
                                           ACCUMULATION       UNITS                   ACCUMULATION       UNITS
               DIVISION                     UNIT VALUE     OUTSTANDING     EQUITY      UNIT VALUE     OUTSTANDING      EQUITY
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock.................     $2.231747           366       $    818     $2.218735         27,559      $   61,147
Aggressive Growth Stock................      6.529869         1,025          6,693      6.224473        119,987         746,856
International Equity...................      2.399741         1,389          3,333      2.315263        141,464         327,526
Index 400 Stock........................      1.227756           276            339      1.220591         16,967          20,710
Growth Stock...........................      3.213666           655          2,105      3.116134         69,871         217,727
Growth and Income Stock................      2.555022           581          1,484      2.477514         75,862         187,949
Index 500 Stock........................      5.108540         9,713         49,619      4.869860        157,764         768,289
Balanced...............................      8.280059         4,989         41,309      7.549099        264,769       1,998,767
High Yield Bond........................      1.539503           112            172      1.492752         22,584          33,712
Select Bond............................      7.854790           763          5,993      7.159210         15,300         109,536
Money Market...........................      2.837270         1,088          3,087      2.586485         42,061         108,790
Russell Multi-Style Equity.............      1.019980           148            151      1.014022         22,094          22,404
Russell Aggressive Equity..............      1.136912           219            249      1.130279          9,512          10,751
Russell Non-U.S........................      1.184537            95            113      1.177632         12,995          15,303
Russell Real Estate Securities.........      1.028467             7              7      1.022458          3,104           3,174
Russell Core Bond......................      1.018990             3              3      1.013038          4,437           4,495
                                                                          --------                                   ----------
  Equity...............................                                    115,475                                    4,637,136
  Annuity Reserves.....................                                      5,523                                       77,185
                                                                          --------                                   ----------
  Total Equity.........................                                   $120,998                                   $4,714,321
                                                                          ========                                   ==========

                                                     CONTRACTS ISSUED:                            CONTRACTS ISSUED:
                                                ON OR AFTER MARCH 31, 1995                   ON OR AFTER MARCH 31, 1995
                                                    FRONT LOAD VERSION                            BACK LOAD VERSION
                                         -----------------------------------------    -----------------------------------------
                                         ACCUMULATION       UNITS                     ACCUMULATION       UNITS
              DIVISION                    UNIT VALUE     OUTSTANDING      EQUITY       UNIT VALUE     OUTSTANDING      EQUITY
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock...............     $2.240800         13,650      $   30,586     $2.218735        19,545           43,364
Aggressive Growth Stock..............      3.065521         47,090         144,355      6.224473        54,584          339,757
International Equity.................      1.987706         43,144          85,758      2.315263        64,827          150,092
Index 400 Stock......................      1.232752         11,736          14,468      1.220591        15,448           18,856
Growth Stock.........................      3.010000         32,698          98,421      3.116134        63,597          198,176
Growth and Income Stock..............      2.392365         33,180          79,379      2.477514        68,982          170,904
Index 500 Stock......................      3.110041         66,940         208,186      4.869860        97,021          472,479
Balanced.............................      2.148479        105,115         225,837      7.549099        61,127          461,454
High Yield Bond......................      1.462948         16,837          24,632      1.492752        29,563           44,130
Select Bond..........................      1.368015         28,714          39,281      7.159210         8,505           60,889
Money Market.........................      1.293601         45,035          58,257      2.586485        23,570           60,962
Russell Multi-Style Equity...........      1.024124         24,815          25,414      1.014022        23,675           24,007
Russell Aggressive Equity............      1.141531          7,941           9,065      1.130279         7,508            8,486
Russell Non-U.S......................      1.189352         12,485          14,849      1.177632        10,337           12,173
Russell Real Estate Securities.......      1.032644          3,613           3,731      1.022458         3,216            3,288
Russell Core Bond....................      1.023131          8,453           8,649      1.013038         6,644            6,731
                                                                        ----------                                   ----------
  Equity.............................                                    1,070,868                                    2,075,748
  Annuity Reserves...................                                       11,553                                       36,439
                                                                        ----------                                   ----------
  Total Equity.......................                                   $1,082,421                                   $2,112,187
                                                                        ==========                                   ==========

Notes to Financial Statements

NML VARIABLE ANNUITY ACCOUNT B
Notes to Financial Statements
June 30, 2000
(in thousands, except accumulation unit values)

                                              CONTRACTS ISSUED:                         CONTRACTS ISSUED:
                                          ON OR AFTER MARCH 31, 2000                ON OR AFTER MARCH 31, 2000
                                              FRONT LOAD VERSION                        BACK LOAD VERSION
                                    ACCUMULATION       UNITS                  ACCUMULATION       UNITS
            DIVISION                 UNIT VALUE     OUTSTANDING    EQUITY      UNIT VALUE     OUTSTANDING    EQUITY
--------------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock..........     $1.027733         1,393       $ 1,432     $2.218735         $ 815       $ 1,807
Aggressive Growth Stock.........      0.982626         2,175         2,137      6.224473           380         2,365
International Equity............      1.020129         1,528         1,559      2.315263           475         1,100
Index 400 Stock.................      0.972268           875           851      1.220591           644           786
Growth Stock....................      0.981047         1,838         1,803      3.116134           737         2,297
Growth and Income Stock.........      0.942549           801           755      2.477514           379           940
Index 500 Stock.................      0.972530         4,798         4,667      4.869860           902         4,393
Balanced........................      0.993302         4,449         4,419      7.549099           757         5,716
High Yield Bond.................      1.000583           443           443      1.492752           145           216
Select Bond.....................      1.010548           550           556      7.159210            48           344
Money Market....................      1.013756         5,400         5,474      2.586485           603         1,560
Russell Multi-Style Equity......      0.961644           864           832      1.014022           820           831
Russell Aggressive Equity.......      0.970955           435           422      1.130279           206           233
Russell Non-U.S.................      0.950197           820           779      1.177632           448           528
Russell Real Estate
  Securities....................      1.093723           239           261      1.022458            92            94
Russell Core Bond...............      1.015535           363           369      1.013038           148           150
                                                                   -------                                   -------
  Equity........................                                    26,759                                    23,360
  Annuity Reserves..............                                        73                                       284
                                                                   -------                                   -------
  Total Equity..................                                   $26,832                                   $23,644
                                                                   =======                                   =======

                                                   Notes to Financial Statements

NORTHWESTERN MUTUAL SERIES FUND, INC.

D  IRECTORS

James D. Ericson..................................         Chairman and Chief Executive Officer, Northwestern Mutual,
 ..................................................                                                          Milwaukee
Martin F. Stein...................................                                            Founder, Stein Optical,
 ..................................................                                                          Milwaukee
John K. MacIver...................................                     Senior Partner, Michael Best & Friedrich, LLC,
 ..................................................                                                          Milwaukee
Stephen N. Graff..................................                               Retired Partner, Arthur Andersen LLP
 ..................................................                                                          Milwaukee
William J. Blake..................................                                  Chairman, Blake Investment Corp.,
 ..................................................                                                          Milwaukee
William A. McIntosh...............................         Retired Division Head-U.S. Fixed Income, Salomon Brothers,
 ..................................................                                                            Chicago

O  FFICERS

James D. Ericson..................................                                                          President
Mark G. Doll......................................                                         Vice President & Treasurer
Merrill C. Lundberg...............................                                                          Secretary
Barbara E. Courtney...............................                                                         Controller

Directors and Officers                 94

This report is submitted for the general information of owners of NML Variable Annuity Account B contracts. This report is not authorized for distribution to prospective purchasers of variable annuity contracts unless it is accompanied by an effective prospectus. Northwestern Mutual Life variable annuity contracts are sold through individuals who, in addition to being licensed life insurance agents of Northwestern Mutual Life, are registered representatives of Northwestern Mutual Investment Services, LLC, a wholly-owned subsidiary of Northwestern Mutual Life and a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

90-1776 (7-2000)

                                Make the time for your most important activities

     ACHIEVING A MORE FOCUSED LIFE

     In today's hectic world, it's easy to feel stressed for time. The demands of work can take most of our time and energy, leaving less than adequate room in our lives for family, friends and other responsibilities. Often, we feel like we are on a treadmill, always running to catch up, always tired and never feeling a true sense of accomplishment.

     Finding a balance between work and family is popular advice for coping with this situation, but for many of us, it is an unsatisfactory solution, for a number of reasons. The word "balance" implies allocating similar amounts of time to different activities, advocating that we cut back sharply on time spent at work. However, that's often not feasible, or even compatible with personal career goals. Striving for balance can also leave us feeling less in control and less satisfied as we end up doing a greater number of activities with lesser levels of involvement. As a result, we may accomplish everything while doing nothing well, continuing to feel stressed for time. So if balance is not the solution, what is?

     For many of us, striving for "focus" is a better way to take control of our time and achieve more personal satisfaction. Focus is about concentrating on the few things that are most important in your life, and organizing your time around these activities. It often means sacrificing some of the more peripheral activities, but it can lead to a higher level of happiness with the things that are most important to you. And, focus can reduce that stressed-for-time feeling.

     To achieve a more focused life, start by identifying those activities and goals that are most important in your life. Be sure to include both personal and professional goals in this short list. Then, identify the trade-offs you will need to make in order to focus on your most important activities and goals. These sacrifices may be difficult, even life-changing decisions, so keep in mind that they will help make your life more personally satisfying. Also, realize that your focus may change at different points in your life, which may allow you to return to activities or goals you had sacrificed at an earlier time.

                                    [PHOTO]

     With your decisions made, start transitioning your time to your most important activities. If you are more comfortable with gradual change, phase out your peripheral activities slowly, giving yourself time to adjust to your new, more focused way of life. Other people may prefer a more dramatic change. Either way, it is important to allow yourself the flexibility to adjust your schedule until it works for you.

     Finally, be sure to monitor your progress. Do an occasional check of your time to make sure you are still concentrating on the things that mean the most, and that you have not slipped back into activities that are less important. It's also a good idea to re-evaluate your focus from time to time, adjusting it as necessary.

     How soon can you expect results? Depending on your rate of transition, you may begin to notice small, upbeat differences immediately, or gradual, positive change in your overall state of mind. Either way, as you reduce your time-stressed feeling, you will most likely notice a corresponding improvement in your physical being.


STRIVING FOR FOCUS AT WORK

     The same principles you apply to achieve a more focused life can also help you become more productive at work. If you are spending large quantities of time on the job, explore the reasons why. Are you mired down by the responsibilities of your position? Are all of the hours you spend at work productive? Could some of the activities you normally do be performed by your subordinates? Striving for focus at work can help you deal with some of these issues, allowing you to feel less time-stressed on the job, and to spend more time on other important activities outside of work.

     Start by taking the time to identify the activities and goals at work that are most important to you and to the company. Chances are that these are the activities that best match your skills, and may be the ones you find most enjoyable too. Evaluate every task to make sure it adds value to the company, and discard work that is unnecessary. Then, look for new ways to get the remaining tasks accomplished, including delegating work to your subordinates and possibly even colleagues.


                                    [PHOTO]




ANNUITY ASPECTS                                            SEMI-ANNUAL REPORT 06

 [PHOTO]       The True Measure of the market

                    Every day you hear on the news that the market is up or
               down. Specifically, you may hear that the Dow Jones Industrial
 [PHOTO] Average or the NASDAQ has risen or declined a certain number of points. But is that a true reflection of how your investments performed that day? Perhaps, but only if your portfolio is comprised of the same 30 large US industrial stocks as the Dow Jones or more than 6,200 securities that make up the NASDAQ markets.

                    Chances are your variable annuity is more diversified
               across the total market. To get an accurate assessment of how your particular investment within the Northwestern Mutual Series Fund is performing over time, you are better off checking it against the index or indices that it reflects. An index, such as the Standard & Poor's 500(R) Index, is a statistical composite that measures the performance of a particular group of securities. It is not possible to invest directly in an unmanaged index. There are many different indices, each reflecting a specific market segment, including large cap stocks, small cap stocks, international stocks, etc.

                    Northwestern Mutual through the Select(SM) Variable Annuity offers both actively managed funds and unmanaged index funds. You could use a third party report, such as Morningstar or Lipper, which tend to compare funds that have similar objectives. However, here is a list of funds available and the indices you can use to benchmark each fund's performance.



Northwestern Mutual
Series Fund, Inc.                           Description                                        Comparable Index
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth                                                                               - S&P 600 Index
Stock Portfolio           Owns the small cap stocks of emerging companies.                     - Russell 2000(R) Index
------------------------------------------------------------------------------------------------------------------------------------

Aggressive Growth         Owns the stocks of mid cap emerging growth companies, generally      - Wilshire Small Cap
Stock Portfolio           with market capitalization of less than $10 billion.                 - Wilshire Next 1750
                                                                                               - S&P MidCap 400 Index
------------------------------------------------------------------------------------------------------------------------------------

International Equity      Participate in the growth of foreign economies by investing in
Portfolio                 securities with high long-term earnings potential relative to        - EAFE Index
                          current market values.
------------------------------------------------------------------------------------------------------------------------------------

Index 400                 Designed to achieve results that approximate the performance of      - S&P MidCap 400 Index
Stock Portfolio           the Standard & Poor's MidCap 400 Composite Stock Price Index.
------------------------------------------------------------------------------------------------------------------------------------

Growth Stock              Invests in high quality companies of large to medium                 - S&P 500(R) Index
Portfolio                 capitalization with strong financial characteristics and the ability to generate internal growth.
------------------------------------------------------------------------------------------------------------------------------------

Growth & Income           Invests mainly in large-capitalization stocks, with a focus on       - S&P 500(R) Index
Stock Portfolio           seeking the best values in the market based on long-term earnings forecasts.
------------------------------------------------------------------------------------------------------------------------------------

Index 500                 Designed to achieve results that approximate the performance of      - S&P 500(R) Index
Stock Portfolio           the Standard and Poor's 500(R) Composite Stock Price Index.
------------------------------------------------------------------------------------------------------------------------------------

Balanced                  Asset allocation is adjusted as appropriate among three              - S&P 500(R) Index
Portfolio                 investment classes: stock, bonds, and money market instruments.      - Merrill Lynch Domestic Master Index
                                                                                               - Merrill Lynch 91 Day T-Bill Index
------------------------------------------------------------------------------------------------------------------------------------

High Yield                Invests in a diversified mix of fixed income securities rated        - Lehman Brothers High Yield
Bond Portfolio            below investment grade.                                                Intermediate Market Index
------------------------------------------------------------------------------------------------------------------------------------

Select Bond               Invests in high grade corporate bonds, U.S. government bonds         - Merrill Lynch Domestic Master Index
Portfolio                 and bonds of government agencies.
------------------------------------------------------------------------------------------------------------------------------------


07 ANNUITY ASPECTS                                            SEMI-ANNUAL REPORT

Russell Insurance Fund                       Description                                     Comparable Index
------------------------------------------------------------------------------------------------------------------------------------
Russell Aggressive          Owns stocks of small and medium capitalization                    - Russell 2500(TM) Index
Equity Fund                 companies with a focus on long-term growth.
------------------------------------------------------------------------------------------------------------------------------------

Russell Non-U.S.            Attempts to reduce volatility for a given level of                - Salomon Smith Barney Broad Market
Fund                        return by investing primarily in stocks of non-U.S.                 Index (BMI) ex-US
                            companies.
------------------------------------------------------------------------------------------------------------------------------------

Russell Multi-Style         Invests in stocks of medium and large capitalization              - Russell 1000(R) Index
Equity Fund                 companies.
------------------------------------------------------------------------------------------------------------------------------------

Russell Real Estate         Invests in securities of companies that own and/or manage         - NAREIT Equity REIT Index
Securities Fund             properties known as real estate investments trust (REITS).
------------------------------------------------------------------------------------------------------------------------------------

Russell Core                Investments in U.S. government, corporate, and mortgage-backed    -Lehman Brothers Aggregate Bond Index
Bond Fund                   securities, but foreign bonds may also be held within the fund.
------------------------------------------------------------------------------------------------------------------------------------

THE S&P SMALLCAP 600 INDEX

An unmanaged index of 600 selected common stocks of smaller U.S.-based companies compiled by the Standard and Poor's Corporation.

THE RUSSELL 2000(R) INDEX

Measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

THE WILSHIRE SMALL CAP INDEX

A subset of the Wilshire Next 1750, this index includes 250 stocks chosen based upon their size, sector and liquidity characteristics. Each stock is equally rated in this unmanaged index.

THE WILSHIRE NEXT 1750

An unmanaged, equally weighted index. Included in this index are those stocks which are ranked 750 to 2500 by market capitalization in the Wilshire 5000.

THE S&P MIDCAP 400 INDEX

A capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market compiled by the Standard and Poor's Corporation.

THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE (Europe-Australasia-Far East)
INDEX.

Composed of approximately 1100 companies in 20 countries in Europe and the Pacific Basin. The objective of the index is to reflect the movements of stock markets in these countries by representing an unmanaged indexed portfolio within each country.

THE S&P 500(R) INDEX

An index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations representing three-fourths of the total market. It is one of the most widely used benchmarks of U.S. equity performance.

THE MERRILL LYNCH DOMESTIC MASTER INDEX

An unmanaged market value weighted index comprised of the U.S. Government, mortgage and investment-grade corporate bonds. The index measures the income provided by, and the price changes of, the underlying securities.

THE MERRILL LYNCH 91-DAY T-BILL INDEX

Comprised of a simple issue purchased at the beginning of each month and help for a full month. The issue at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date.

THE LEHMAN BROTHERS HIGH YIELD INTERMEDIATE MARKET INDEX

An unmanaged market value weighted index comprised of non-investment grade bonds. It is made up of dollar-denominated, non-convertible, SEC publicly registered fixed rate non-investment grade issues.

RUSSELL 2500(TM) INDEX

This index measures the performance of the 2500 smallest companies in the Russell 3000(R) Index. It reflects reinvestment of all dividends and capital gains.

SALOMON SMITH BARNEY BROAD MARKET INDEX (BMI) EX-US

This index contains approximately 3000 issues in more than 20 countries, is calculated gross of withholding taxes and is capitalization-weighted.

THE RUSSELL 1000(R) INDEX

This index measures the performance of the 1000 largest companies in the Russell 3000(R) Index.

NAREIT EQUITY REIT INDEX

A market weighted total return of all tax-qualified REITs listed in the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System.

LEHMAN BROTHERS AGGREGATE BOND INDEX

An unmanaged index that is comprised of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index that tracks investment-grade corporate and government bonds.


ANNUITY ASPECTS                                            SEMI-ANNUAL REPORT 08

               [PHOTO]


               Your child...you have hopes and dreams for him. You believe he'll be whatever he wants to be when he grows up. But you have plenty
 [PHOTO] of time before then, right? Wrong. The time to start planning for your little one's future is now.

                 The Time To Start Planning
                         For College Is Now

     College costs are rising faster than inflation. In fact, according to www.money.com, tuition will run upwards of $100,000 in the next 17 years and that's not including room, board, books, supplies, transportation and other miscellaneous costs. But, don't panic! All you need is a good plan to save for college expenses.

     Begin by taking care of yourself and plan for your own retirement. Retirement plans are not considered an asset so most colleges don't count retirement savings when calculating the parent's ability to pay. Your children will also have more sources for supplemental money than you have available for your retirement.

THE EARLY YEARS

     The earlier you start saving the better. You'll not only save more, you'll ride the ups and downs of the financial markets. To determine how much you may need to save, meet with a professional advisor or use the College Funding Calculator available on the Northwest Mutual website, northwesternmutual.com.

     Determine if you want to save for a public or private university. The cost discrepancies between public and private colleges are great. This year students entering a public college may pay around $15,000 while those going to a private college may pay $66,000.

     Once you have a financial college goal in mind, you can start building your portfolio. Think twice before placing money in your child's name. Though a child's income is taxed at a lower rate and it will cut your tax bill, it may also hurt Junior's chances of receiving financial aid since his assets will be valued at a higher rate.

     While every individual's financial situation is unique, you'll want to start early with an investment that will best keep pace with rising tuition. Keep things simple with a mix of bonds and cash as well as stocks.

     A mutual fund allows a professional to monitor the funds while you manage your family. Generally, as your child ages you will want to shift investments. Take your greatest risk in the earlier years, scaling back on that risk as your child ages. For example:

LITTLE TYKES

     If your tyke is 8 or younger, it's best to be aggressive, placing 60 to 95% of your money in stocks and the remaining in moderate or intermediate bond funds. Once the child is between the ages of 5 and 8, new contributions should go into moderate bond funds.

     Once your child is between 9 and 13 you should shift some of your most aggressive funds to ones with a more moderate risk level. All new contributions should be placed into low-risk vehicles, tamer stock funds, treasury securities and convertible or short-term bonds.

TEENAGERS

     Welcome to the teen years. While between the ages of 14 and 16 and you should no longer have aggressive stock, and at most, 25% of your assets remaining in moderate to conservative funds. The remainder should be reallocated to a money market, short-term bond or into 100% guaranteed U.S. Treasury strips.

     Over the remaining years, you could move 20 to 30% each year into the money market and short-term bond funds, or you could keep a small percentage in a conservative fund but transfer about 80% in the 100% guaranteed U.S. Treasury strips.


09 ANNUITY ASPECTS                                            SEMI-ANNUAL REPORT

EDUCATION IRA

     The Education IRA allows you to deposit up to $500 annually for a child under 18 years of age. The money you invest is not tax-deductible, however, funds grow and can be withdrawn tax-free if used for higher education. Anyone may contribute to the Educational IRA as long as no more than $500 is contributed over the course of a year and the contributor's adjusted gross income is $150,000 or less for a couple. ($95,000 for a single parent.) This allows grandparents to contribute for parents whose income is in excess of the limit.

FINANCIAL AID

     When the time for college comes, make sure you apply for financial aid. Many families mistakenly don't apply because they don't think they'll qualify. It's worth the time to apply. But be careful when you convert your liquid holdings into more conservative holdings.

     The capital gains and income realized could show up on your tax return. Since you must submit your previous year's return when applying for aid, try to liquidate investments before January of your child's junior year of high school.

     Because it is challenging to simultaneously save for college, manage the expense of raising a family, and manage your other financial obligations, you should seek the advice of a professional advisor such as a Northwestern Mutual Investment Services Registered Representative. He or she can help you define important factors such as your time horizon and attitude toward risk and investing. Once you have a plan in place, enjoy your time with your kids. After all, they grow up so fast.

[PHOTO]

[PHOTO]


[PHOTO]

STREET SMART INVESTING

     Whether it's saving for your child's or grandchild's college education or planning for your other financial needs, our mutual fund family of Mason Street Funds(R) can help you reach your investment goals, now and in the future. Choose from 11 diversified investment portfolios, ranging from very low-risk to highly aggressive funds, including our Index 400 and Index 500 Stock Funds.

     Mason Street Funds(R) investment advisor is Northwestern Mutual Investment Services, LLC. (NMIS), a wholly-owned subsidiary of Northwestern Mutual Life. NMIS is the investment advisor of the separate accounts for Northwestern Mutual Variable Annuity contract and Variable Life policy.

     You can begin with an automatic investment plan for as little as $50 per month. Call your Northwestern Mutual Investment Services Registered Representative, who is a registered representative of Robert W. Baird & Co. Incorporated, Distributor to arrange for a consultation or Prospectus on Mason Street Funds(R). Together, we'll determine the portfolio mix that fits your financial goals.


For more complete information about Mason Street Funds(R) or to obtain a current Prospectus, including management fees and expenses, call a Northwestern Mutual Investment Services Registered Representative, who is also a Registered Representative of Robert W. Baird & Co. Incorporated, Distributor. You will want to read the Prospectus carefully before investing.

Distributor, Robert W. Baird & Co. Incorporated, Member New York Stock Exchange and other principal exchanges, member SIPC, and a subsidiary of The Northwestern Mutual Life Insurance Company.

MasonStreet
FUNDS(R)

www.masonstreetfunds.com


ANNUITY ASPECTS                                           SEMI-ANNUAL REPORT 10

               Northwestern Mutual wants to hear what financial questions are on your mind. Whether it's about saving for retirement, funding for education, providing for your heirs or giving to your favorite charity, let us know. We'll make your topic one of ours in an upcoming Northwestern Mutual Annuity Aspects publication. Just write your question or your topic in the space below and fax it to 414-299-5718. Or you can mail it to: Northwestern Mutual, Attn. Annuity and Accumulation Products Marketing, 720 E. Wisconsin Ave., E12, Milwaukee, WI 53201-3095.


[PHOTO]

------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------

CONTRACT OWNER PRIVILEGES. Having a variable annuity with Northwestern Mutual includes having certain privileges. In case you're not sure of what those privileges are, we've listed them here. If you would like more information on any or all of these, please check the box next to the category and fax or mail it to us.

[ ] FREE TRANSFERS AMONG PORTFOLIOS             [ ] PORTFOLIO REBALANCING

[ ] CONTRACT OWNER COMMUNICATIONS               [ ] INTEREST SWEEPS

[ ] AUTOMATIC INVESTMENT PLAN                   [ ] SPECIAL WITHDRAWAL PRIVILEGE

[ ] AUTOMATIC DOLLAR COST AVERAGING PLAN*



#90-1776 (07/00)

*Dollar cost averaging does not assume a profit or protect against loss in a declining market. Carefully consider your willingness to continue payments during periods of low prices because the plan involves continuous investment in securities regardless of fluctuating price levels.

[LOGO]  NORTHWESTERN MUTUAL(TM)

PO BOX 3095
MILWAUKEE WI 53201-3095



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